                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         HYPERION SOFTWARE CORPORATION
       ------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

       ------------------------------------------------------------------
     (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [ ]  No fee required.

      [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
        Common Stock, par value $.01 per share, of Hyperion Software Corporation
          ("Hyperion Common Stock").

     ---------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
        19,392,594 shares of Hyperion Common Stock (the maximum number of shares of Hyperion Common Stock that may be exchanged in the merger).

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        $32.46875 (based on the average of the high and low prices of Hyperion
          Common Stock on July 9, 1998 as reported on the Nasdaq National
          Market).

     ---------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction: $629,653,286

     ---------------------------------------------------------------------------

     (5)  Total fee paid: $125,931

     ---------------------------------------------------------------------------

      [ ]  Fee paid previously with preliminary materials.

      [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid: $165,272

     ---------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.: Form S-4 Registration No. 333-57197

     ---------------------------------------------------------------------------

     (3)  Filing Party: Arbor Software Corporation

     ---------------------------------------------------------------------------

     (4)  Date Filed: July 13, 1998

     ---------------------------------------------------------------------------

                                      LOGO

                              900 Long Ridge Road
                          Stamford, Connecticut 06902
                                 (203) 703-3000

                                                                   July 15, 1998

Dear Hyperion Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of Hyperion Software Corporation, a Delaware corporation, to be held at Hyperion's offices, located at 900 Long Ridge Road in Stamford, Connecticut, on August 20, 1998 at 10:00 AM local time. At the special meeting, you will be asked to vote on a proposal relating to the combination of Hyperion with Arbor Software Corporation.

     Your Board of Directors believes that the merger of Hyperion and Arbor will result in a combined company that will be a leading supplier of comprehensive analytic software enabling large companies to improve their financial performance by maximizing the value of information. We further believe that the combination of Hyperion and Arbor will enable the combined company to provide customers with a broader range of enhanced products, product features and solutions.

     The merger of the two companies will be effected by the issuance of 0.95 of a share of Arbor common stock for each share of Hyperion common stock. Concurrent with the exchange, the continuing company will be renamed Hyperion Solutions Corporation. Each share of Arbor common stock will remain outstanding and will represent one share of the combined company.

     Based upon the capitalization of Arbor and Hyperion as of July 6, 1998 (the record date for the special meeting), it is anticipated that the shares of Arbor Common Stock to be issued to Hyperion stockholders in the merger will represent approximately 61.27% of the outstanding common stock of the combined company after the merger. If the requisite approvals of the stockholders of Arbor and Hyperion are received, the merger is expected to be consummated on or about August 24, 1998.

     YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER, THE RELATED PLAN OF MERGER AND THE TRANSACTIONS RELATED THERETO AND HAS UNANIMOUSLY DETERMINED THAT THEY ARE FAIR TO AND IN THE BEST INTERESTS OF HYPERION AND ITS STOCKHOLDERS. AFTER CAREFUL CONSIDERATION, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE MERGER PROPOSAL.

     In the material accompanying this letter, you will find a Notice of Special Meeting of Stockholders, a Joint Proxy Statement/Prospectus relating to the actions to be taken by Hyperion stockholders at the Hyperion Special Meeting and a proxy card. The Joint Proxy Statement/Prospectus more fully describes the merger proposal and includes information about Arbor and Hyperion.

     ALL STOCKHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING.

                                       Sincerely,

                                       /s/ James A. Perakis
                                       James A. Perakis
                                       Chairman of the Board, President
                                       and Chief Executive Officer

                         HYPERION SOFTWARE CORPORATION
                              900 LONG RIDGE ROAD
                          STAMFORD, CONNECTICUT 06902
                                 (203) 703-3000

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 20, 1998

     Notice is hereby given that a Special Meeting of Stockholders (the "Hyperion Special Meeting") of Hyperion Software Corporation, a Delaware corporation ("Hyperion"), will be held at Hyperion's offices, located at 900 Long Ridge Road in Stamford, Connecticut, on August 20, 1998, at 10:00 AM, local time, for the following purposes:

          (1) To consider and vote upon a proposal (the "Hyperion Merger Proposal") to approve an Agreement and Plan of Merger dated May 25, 1998 (the "Plan of Merger"), among Hyperion, Arbor Software Corporation, a Delaware corporation ("Arbor"), and HSC Merger Corp., a Delaware corporation and a wholly owned subsidiary of Arbor ("Merger Sub"), pursuant to which, among other things, (a) Merger Sub will be merged with and into Hyperion (the "Merger"); (b) each share of Hyperion common stock, $.01 par value (together with associated preferred stock purchase rights, the "Hyperion Common Stock"), outstanding as of the closing of the Merger (other than shares that are owned by Arbor or Hyperion or any direct or indirect wholly owned subsidiary of Arbor or of Hyperion) will be converted into the right to receive 0.95 of a share of the common stock, $.001 par value, of Arbor (the "Exchange Ratio") together with the associated preferred stock purchase rights; (c) all Hyperion stock options, together with the underlying Hyperion stock plans, will be assumed by Arbor and converted into options to purchase shares of the common stock, $.001 par value, of Arbor (the "Arbor Common Stock"); (d) Arbor will change its name to Hyperion Solutions Corporation ("Hyperion Solutions"); and (e) Hyperion will become a wholly owned subsidiary of Hyperion Solutions.

          (2) To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

     The Merger is more fully described in the accompanying Joint Proxy Statement/Prospectus. A copy of the Plan of Merger is attached to the Joint Proxy Statement/Prospectus as Appendix A.

     Only stockholders of record at the close of business on July 6, 1998 are entitled to notice of and to vote at the Hyperion Special Meeting, or at any postponements or adjournments thereof. The affirmative vote of a majority of the outstanding shares of Hyperion Common Stock is required to approve the Hyperion Merger Proposal.

                                   IMPORTANT

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE HYPERION SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE HYPERION SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE HYPERION SPECIAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE HYPERION SPECIAL MEETING.

                                      BY ORDER OF THE BOARD OF DIRECTORS,

                                      /s/ Craig M. Schiff
                                      Craig M. Schiff
                                      Corporate Secretary

Stamford, Connecticut
July 15, 1998

                           PLEASE DO NOT SEND IN ANY
                        STOCK CERTIFICATES AT THIS TIME.

LOGO                                                                        LOGO

                             JOINT PROXY STATEMENT

                           ARBOR SOFTWARE CORPORATION
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 20, 1998

                         HYPERION SOFTWARE CORPORATION
         SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 20, 1998
                            ------------------------

                                   PROSPECTUS

                           ARBOR SOFTWARE CORPORATION
                            ------------------------

     This Joint Proxy Statement/Prospectus of Arbor Software Corporation, a Delaware corporation ("Arbor"), and Hyperion Software Corporation, a Delaware corporation ("Hyperion"), is being used (a) to solicit proxies on behalf of the Arbor Board of Directors (the "Arbor Board") from holders of the outstanding Arbor common stock, $.001 par value ("Arbor Common Stock"), in connection with the 1998 Annual Meeting of Stockholders to be held at the Sheraton Four Points Hotel, 1100 N. Mathilda Avenue, Sunnyvale, California on August 20, 1998 at 10:00 AM, local time (the "Arbor Annual Meeting"), and (b) to solicit proxies on behalf of the Hyperion Board of Directors (the "Hyperion Board") from holders of the outstanding Hyperion common stock, $.01 par value ("Hyperion Common Stock"), in connection with a Special Meeting of Stockholders to be held at Hyperion's offices, located at 900 Long Ridge Road in Stamford, Connecticut, on August 20, 1998 at 10:00 AM, local time (the "Hyperion Special Meeting"). This Joint Proxy Statement/ Prospectus and the accompanying proxies are first being mailed to stockholders of Arbor and stockholders of Hyperion on or about July 15, 1998.

     At the Arbor Annual Meeting, stockholders of Arbor will be asked (i) to consider and vote upon three proposals (collectively, the "Arbor Merger Proposal") in connection with the merger (the "Merger") of HSC Merger Corp., a Delaware corporation and a wholly owned subsidiary of Arbor ("Merger Sub"), with and into Hyperion pursuant to the terms of an Agreement and Plan of Merger dated May 25, 1998 (the "Plan of Merger") among Arbor, Hyperion and Merger Sub, a copy of which is attached to this Joint Proxy Statement/Prospectus as Appendix A, which include: (a) the issuance of shares of Arbor common stock, $.001 par value (the "Arbor Common Stock"), in connection with the Merger (together with associated preferred stock purchase rights); (b) the amendment of the Arbor Certificate of Incorporation (i) to change Arbor's name from "Arbor Software Corporation" to "Hyperion Solutions Corporation," (ii) to increase the authorized amount of Arbor Common Stock from 50,000,000 shares to 300,000,000 shares and (iii) to divide the Arbor Board of Directors (the "Arbor Board") into three classes of directors, with each class serving a staggered three-year term (collectively, the "Arbor Charter Amendment Proposal"); and (c) the election of seven members to the Arbor Board; (ii) to approve an amendment to Arbor's 1995 Stock Option/Stock Issuance Plan (the "Arbor 1995 Option Plan") to increase the number of shares of Arbor Common Stock reserved for issuance thereunder by 5,000,000 shares if the Arbor Merger Proposal is approved or, if the Arbor Merger Proposal is not approved, by 2,000,000 shares; (iii) to approve an amendment to Arbor's Employee Stock Purchase Plan to increase the number of shares of Arbor Common Stock reserved for issuance thereunder by 1,000,000 shares if the Arbor Merger Proposal is approved or, if the Arbor Merger Proposal is not approved, by 250,000 shares; (iv) if the Arbor Merger Proposal is not approved, to elect four members of the Arbor Board to serve until the next Annual Meeting or until their successors have been duly elected or qualified;
(v) to ratify the appointment of PricewaterhouseCoopers LLP as Arbor's independent accountants for the fiscal year ending March 31, 1999; and (vi) to transact such other business as may properly come before the Arbor Annual Meeting or any adjournments or postponements thereof.

     The enactment of each of the constituent sub-proposals comprising the Arbor Merger Proposal is conditioned upon approval by the Arbor stockholders of all of such constituent proposals.

     At the Hyperion Special Meeting, stockholders of Hyperion will be asked to consider and vote upon a proposal (the "Hyperion Merger Proposal") to approve the Merger and Plan of Merger, pursuant to which, among other things, (a) Merger Sub will be merged with and into Hyperion, (b) each share of Hyperion Common Stock outstanding (together with associated preferred stock purchase rights) as of the closing of the Merger (other than shares that are owned by Arbor or Hyperion or any direct or indirect wholly owned subsidiary of Arbor or of Hyperion) will be converted into the right to receive 0.95 of a share of Arbor Common Stock (the "Exchange Ratio") together with the associated preferred stock purchase rights, (c) all Hyperion stock options, together with the underlying Hyperion stock plans, including without limitation the Hyperion 1991 Stock Plan (collectively, the "Hyperion Stock Plans"), will be assumed by Arbor and converted into options to purchase shares of Arbor Common Stock, (d) Arbor will change its name to "Hyperion Solutions Corporation" and (e) Hyperion will become a wholly owned subsidiary of Hyperion Solutions.

     Based upon the number of outstanding shares of Arbor Common Stock and Hyperion Common Stock as of July 6, 1998 (the record date for the Arbor Annual Meeting and the Hyperion Special Meeting), the shares of Arbor Common Stock issued to Hyperion stockholders in the Merger would represent approximately 61.27% of the outstanding shares of Hyperion Solutions Common Stock immediately following the closing of the Merger.

     If the Merger is consummated, the Board of Directors of Hyperion Solutions (the "Hyperion Solutions Board") will be comprised of seven members: four nominees who are currently members of the Hyperion Board and three nominees who are currently members of the Arbor Board. The Arbor nominees are John M. Dillon, Mark W. Perry and Jeffrey R. Rodek. The Hyperion nominees are James A. Perakis, Gary G. Greenfield, Harry S. Gruner and Aldo Papone. In addition, if the Merger is consummated, James A. Perakis, who is currently Chief Executive Officer, President and Chairman of Hyperion, will serve as the Chairman of Hyperion Solutions; John M. Dillon, who is currently Chief Executive Officer and President of Arbor, will serve as the Chief Executive Officer and President of Hyperion Solutions; and Stephen V. Imbler, currently Senior Vice President and Chief Financial Officer of Arbor, will serve as the Chief Financial Officer of Hyperion Solutions.

     This Joint Proxy Statement/Prospectus also constitutes the prospectus of Arbor under the Securities Act of 1933, as amended (the "Securities Act"), for the offering of shares of Arbor Common Stock in connection with the Merger. Arbor Common Stock and Hyperion Common Stock are traded on the Nasdaq National Market under the symbols "ARSW" and "HYSW," respectively. On July 10, 1998, the closing sale prices of the Arbor Common Stock and Hyperion Common Stock as reported on the Nasdaq National Market were $36 1/2 and $34 5/8 per share, respectively. The information set forth in this Joint Proxy Statement/Prospectus concerning Arbor and Merger Sub has been furnished by Arbor, and the information set forth in this Joint Proxy Statement/Prospectus concerning Hyperion has been furnished by Hyperion. The current market quotations for the Arbor Common Stock and the Hyperion Common Stock may be obtained on the World Wide Web at http://www.nasdaq.com.
                            ------------------------

     THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK. SEE "RISK FACTORS" COMMENCING ON PAGE 19 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE CONSIDERED CAREFULLY BY BOTH ARBOR STOCKHOLDERS AND HYPERION STOCKHOLDERS IN EVALUATING THE MERGER AND THE ACQUISITION OF SECURITIES OFFERED HEREBY.

     THE SECURITIES TO BE ISSUED BY ARBOR IN CONNECTION WITH THE MERGER HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. FURTHERMORE, NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS DETERMINED THE FAIRNESS OR MERITS OF THE MERGER. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

     The date of this Joint Proxy Statement/Prospectus is July 14, 1998.

                             AVAILABLE INFORMATION

     Arbor and Hyperion are each subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, each files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and at Seven World Trade Center (13th Floor), New York, New York 10048. Copies of such material may be obtained by mail from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also makes electronic filings publicly available on the Internet within 24 hours of acceptance. The SEC's Internet address is http://www.sec.gov. The SEC web site also contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. Arbor Common Stock and Hyperion Common Stock are quoted on the Nasdaq National Market, and the reports, proxy statements and other information referred to above can also be inspected at the offices of Nasdaq Operations, 1735 K Street, N.W., Washington, D.C. 20006. After the consummation of the Merger, Hyperion will no longer file reports, proxy statements or other information with the SEC or the Nasdaq National Market. Instead, such information will be provided, to the extent required, in filings made by Hyperion Solutions.

     Arbor has filed with the SEC a registration statement on Form S-4, including this Joint Proxy Statement/Prospectus and other information (herein, together with all amendments and exhibits, referred to as the "Registration Statement"), under the Securities Act with respect to the shares of Arbor Common Stock and associated preferred stock purchase rights to be issued to holders of Hyperion Common Stock in the Merger. This Joint Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information, reference is hereby made to the Registration Statement. Copies of the Registration Statement and the exhibits and schedules thereto may be inspected, without charge, at the offices of the SEC, or obtained at prescribed rates from the Public Reference Section of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, or obtained from the SEC web site. Although statements contained in this Joint Proxy Statement/Prospectus as to the contents of any contract or other document referred to herein set forth all material elements of such documents, such statements are not necessarily complete. With respect to each such contract or other document filed as an exhibit to the Registration Statement, reference is made to the exhibit for a more complete description of the matters involved, and each such statement, although setting forth all material elements of such document, shall be deemed qualified in all respects by such reference.

     NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF ARBOR OR HYPERION SINCE SUCH DATE. THIS JOINT PROXY STATEMENT/ PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE SECURITIES OF ARBOR TO BE ISSUED IN THE MERGER, OR AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The following documents previously filed with the SEC by Arbor under the Exchange Act are incorporated herein by reference:

          (a) Arbor's Annual Report on Form 10-K for the year ended March 31, 1998;

          (b) Arbor's Current Report on Form 8-K dated as of May 25, 1998, filed with the SEC on May 29, 1998;

          (c) Arbor's Current Report on Form 8-K dated as of June 12, 1998, filed with the SEC on June 17, 1998;

          (d) The description of Arbor's Common Stock contained in Arbor's Registration Statement on Form 8-A, dated October 9, 1995;

          (e) The description of Arbor's Common Stock contained in Arbor's Registration Statement on Form 8-A/A, dated November 3, 1995; and

          (f) The description of Arbor's Preferred Share Purchase Rights on Form 8-A dated as of June 12, 1998, and filed with the SEC on June 17, 1998.

     The following documents previously filed with the SEC by Hyperion under the Exchange Act are incorporated herein by reference:

          (a) Hyperion's Annual Report on Form 10-K for the year ended June 30, 1997;

          (b) Hyperion's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1997, December 31, 1997, and March 31, 1998;

          (c) Hyperion's Current Reports on Form 8-K, each dated as of May 25, 1998 and filed with the SEC on May 29, 1998 and June 9, 1998; and

          (d) The description of Hyperion's Common Stock contained in Hyperion's Registration Statement on Form 8-A, dated November 21, 1995.

     All documents filed by Arbor or Hyperion pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Joint Proxy Statement/Prospectus and prior to the Arbor Annual Meeting and Hyperion Special Meeting shall be deemed to be incorporated by reference into this Joint Proxy Statement/Prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in the document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein (or in any other subsequently filed document that is or is deemed to be incorporated by reference herein) modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

     All information contained or incorporated by reference in this Joint Proxy Statement/Prospectus relating to Arbor or Merger Sub has been supplied by Arbor and all such information relating to Hyperion has been supplied by Hyperion.

     THIS JOINT PROXY STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE HEREIN) ARE AVAILABLE WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST BY ANY PERSON TO WHOM THIS JOINT PROXY STATEMENT/PROSPECTUS HAS BEEN DELIVERED, IN THE CASE OF DOCUMENTS RELATING TO ARBOR, FROM INVESTOR RELATIONS, ARBOR SOFTWARE CORPORATION, 1344 CROSSMAN AVENUE, SUNNYVALE, CALIFORNIA 94089, AND IN THE CASE OF DOCUMENTS RELATING TO HYPERION, FROM INVESTOR RELATIONS, HYPERION SOFTWARE CORPORATION, 900 LONG RIDGE ROAD, STAMFORD, CONNECTICUT 06902. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY SUCH REQUEST SHOULD BE MADE BY AUGUST 13, 1998.

                                   TRADEMARKS

     Arbor, Arbor Software and Essbase are registered trademarks of Arbor, and Essbase-Ready, Driving Business Performance, WIRED for OLAP and the Arbor Software logo are trademarks of Arbor. Hyperion, Hyperion Software, the Hyperion Software Logo, Hyperion Admin, Hyperion Analyst, Hyperion Assets, Hyperion Financials, Hyperion Forms, Hyperion Ledger, Hyperion OLAP, Hyperion OnTrack, Hyperion Payables, Hyperion Pillar, Hyperion Receivables, Hyperion Reporting, Hyperion Retrieve, Hyperion Tools, Business Intelligence, Financial Intelligence, IMRS, LedgerLink, Micro Control and Pillar are registered trademarks, and Hyperion Analytical Ledger, Hyperion Enterprise, Hyperion MBA, Hyperion Purchasing, HyperionReady, Build&Link, Business Analytics, ERPLINK and Listen to your Business are trademarks, of Hyperion Software Operations Inc., a wholly-owned subsidiary of Hyperion Software Corporation. MARVEL COMICS, SPIDER-MAN: TM & (C) 1998 Marvel Characters, Inc. All rights reserved. This Joint Proxy Statement/Prospectus also includes trademarks of companies other than Arbor and Hyperion.

                           FORWARD-LOOKING STATEMENTS

     THIS JOINT PROXY STATEMENT/PROSPECTUS CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT AND SECTION 21E OF THE EXCHANGE ACT (THE "FORWARD-LOOKING STATEMENTS"). FOR THIS PURPOSE, ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS "BELIEVES," "ANTICIPATES," "PLANS," "INTENDS" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF THE FACTORS SET FORTH UNDER "RISK FACTORS" HEREIN. IN CONNECTION WITH THE FORWARD-LOOKING STATEMENTS, HYPERION STOCKHOLDERS AND ARBOR STOCKHOLDERS SHOULD CAREFULLY REVIEW THE FACTORS SET FORTH IN THIS JOINT PROXY STATEMENT/PROSPECTUS UNDER "RISK FACTORS."

     NEITHER ARBOR NOR HYPERION MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY AS TO THE ATTAINABILITY OF THE PROJECTED OR ESTIMATED FINANCIAL INFORMATION REFERENCED OR SET FORTH HEREIN UNDER "THE MERGER AND RELATED TRANSACTIONS -- OPINION OF FINANCIAL ADVISOR TO ARBOR," "THE MERGER AND RELATED TRANSACTIONS -- OPINION OF FINANCIAL ADVISOR TO HYPERION" OR ELSEWHERE HEREIN OR AS TO THE ACCURACY OR COMPLETENESS OF THE ASSUMPTIONS FROM WHICH THAT PROJECTED OR ESTIMATED INFORMATION IS DERIVED. PROJECTIONS OR ESTIMATIONS OF THE COMBINED COMPANY'S FUTURE PERFORMANCE ARE NECESSARILY SUBJECT TO A HIGH DEGREE OF UNCERTAINTY AND MAY VARY MATERIALLY FROM ACTUAL RESULTS. REFERENCE IS MADE TO THE PARTICULAR DISCUSSIONS SET FORTH UNDER "RISK FACTORS."

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
AVAILABLE INFORMATION.......................................    i
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE...........   ii
TRADEMARKS..................................................  iii
FORWARD-LOOKING STATEMENTS..................................  iii
SUMMARY.....................................................    1
  The Parties to the Merger.................................    1
  Arbor Annual Meeting of Stockholders......................    2
  Hyperion Special Meeting of Stockholders..................    3
  The Merger................................................    3
  Risk Factors..............................................   10
  Selected Historical and Unaudited Pro Forma Condensed
     Combined Financial Data................................   11
  Comparative Per Share Data................................   15
MARKET PRICE AND DIVIDENDS ON ARBOR AND HYPERION COMMON
  STOCK.....................................................   17
RISK FACTORS................................................   19
  Uncertainty Relating to Integration of Multiple Operations
     and Product Lines; Management of Growth................   19
  Fixed Merger Consideration Despite Potential Changes in
     Stock Prices...........................................   19
  Interests of Certain Persons in the Merger................   20
  Fluctuations in Quarterly Results; Future Operating
     Results Uncertain......................................   20
  Competition...............................................   21
  Cost of Integration; Transaction Expenses.................   22
  Potential Dilutive Effect to Stockholders.................   22
  Shares Eligible for Public Sale...........................   22
  Future Acquisition-Related Risks..........................   23
  Dependence Upon Indirect Channel Partners.................   23
  Product Concentration; Dependence upon the Market for
     Enterprise Software....................................   24
  Hiring and Retention of Personnel.........................   24
  Risks Associated with International Operations............   25
  Risks Associated with New Versions and New Products; Rapid
     Technological Change...................................   26
  Risk of Software Defects..................................   26
  Risks Associated with Litigation and Related Costs........   26
  Proprietary Rights and Risks of Infringement..............   27
  Year 2000 Compliance......................................   28
  Product Liability.........................................   29
  Possible Volatility of Common Stock and Notes.............   29
  Effect of Certain Charter Provisions; Rights Plan;
     Certificate of Incorporation, Bylaws and Delaware
     Law....................................................   30
PROPOSALS AND BOARD RECOMMENDATIONS.........................   31
VOTING AND PROXIES..........................................   32
  Date, Time and Place of Arbor Annual Meeting and Hyperion
     Special Meeting........................................   32
  Record Date and Outstanding Shares........................   32
  Arbor Stockholder Vote Required...........................   32
  Hyperion Stockholder Vote Required........................   33
  Solicitation of Proxies; Expenses.........................   33
APPRAISAL RIGHTS............................................   34

                                                              PAGE
                                                              ----
THE MERGER AND RELATED TRANSACTIONS.........................   34
  General...................................................   34
  Material Contacts and Board Deliberations.................   34
  Reasons for the Merger....................................   36
  Opinion of Financial Advisor to Arbor.....................   39
  Opinion of Financial Advisor to Hyperion..................   43
  Conversion of Hyperion Shares.............................   47
  Representations and Warranties............................   48
  Certain Covenants.........................................   48
  No Solicitation...........................................   49
  Resale of Arbor Common Stock; Agreements with
     Affiliates.............................................   50
  Management of Hyperion Solutions Following the Merger;
     Interests of Certain Persons in the Merger.............   50
  New Company Name; Related Matters After the Merger........   51
  Stock Options.............................................   51
  Stockholders Rights Plans.................................   51
  Director and Officer Indemnification......................   52
  Conditions................................................   52
  Termination; Termination Fees and Expenses................   53
  Closing...................................................   55
  Amendment and Waiver......................................   55
  Stock Option Agreements...................................   55
  Certain Federal Income Tax Considerations.................   58
  Accounting Treatment......................................   60
ARBOR AND HYPERION UNAUDITED PRO FORMA CONDENSED COMBINED
  FINANCIAL STATEMENTS......................................   61
ARBOR BUSINESS..............................................   66
  Overview..................................................   66
  Pending and Potential Litigation..........................   66
HYPERION BUSINESS...........................................   68
DIRECTORS OF HYPERION SOLUTIONS FOLLOWING THE MERGER........   69
  Directors.................................................   69
  Committees of the Board of Directors of Hyperion
     Solutions..............................................   70
  Stock Ownership of Directors and Executive Officers.......   71
  Director Compensation.....................................   71
DESCRIPTION OF ARBOR CAPITAL STOCK..........................   71
  Common Stock..............................................   71
  Preferred Stock...........................................   72
  Stockholder Rights Plan...................................   72
  Antitakeover Provisions of the Certificate of
     Incorporation, Bylaws and Delaware Law.................   74
DESCRIPTION OF 4 1/2% CONVERTIBLE SUBORDINATED NOTES DUE
  2005......................................................   75
  General...................................................   76
  Form, Denomination and Registration.......................   76
  Conversion of Notes.......................................   78
  Optional Redemption by Arbor..............................   80
  Redemption at Option of the Holder........................   80
  Subordination of Notes....................................   82
  Events of Default; Notice and Wavier......................   84

                                                              PAGE
                                                              ----
  Modification of the Indenture.............................   84
  Registration Rights of the Noteholders....................   85
  Information Concerning the Trustee........................   86
OTHER INFORMATION FOR ARBOR ANNUAL MEETING..................   87
PROPOSAL TWO -- AMENDMENT OF ARBOR 1995 STOCK OPTION/STOCK
  ISSUANCE PLAN.............................................   87
  Summary of the Arbor 1995 Option Plan.....................   87
  Discretionary Option Grant Program........................   88
  Federal Income Tax Considerations of Options Granted Under
     the Arbor 1995 Option Plan.............................   90
  Automatic Option Grant Program............................   90
  Stock Issuance Program....................................   91
  Salary Investment Option Grant Program....................   91
  General Provisions........................................   92
  New Plan Benefits.........................................   93
  Federal Income Tax Considerations of Options Granted Under
     the Arbor 1995 Option Plan.............................   93
  Recommendation of the Arbor Board.........................   95
PROPOSAL THREE -- AMENDMENT OF ARBOR EMPLOYEE STOCK PURCHASE
  PLAN......................................................   96
  Summary of the Arbor Employee Stock Purchase Plan.........   96
  Federal Income Tax Considerations.........................   98
  Recommendation of the Arbor Board.........................   99
PROPOSAL FOUR -- ELECTION OF DIRECTORS......................  100
  Nominees for Election as Arbor Directors..................  100
  Board of Directors Meetings and Committees................  101
  Director Compensation.....................................  101
  Recommendation of the Arbor Board.........................  101
PROPOSAL FIVE -- RATIFICATION OF INDEPENDENT ACCOUNTANTS....  102
  Recommendation of the Arbor Board.........................  102
SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........  103
FORM 10-K...................................................  103
STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING...............  103
EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS.....  103
COMPENSATION COMMITTEE REPORT...............................  103
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................  105
ARBOR COMMON STOCK PERFORMANCE GRAPH........................  106
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG ARBOR SOFTWARE
  CORPORATION, THE NASDAQ STOCK MARKET -- U.S. INDEX AND THE
  H&Q SOFTWARE SECTOR INDEX.................................  106
OTHER MATTERS...............................................  107
LEGAL MATTERS...............................................  107
EXPERTS.....................................................  107

APPENDICES


Appendix A   Agreement and Plan of Merger among Hyperion Software
             Corporation, Arbor Software Corporation and HSC Merger Corp.
             and Exhibits Thereto
Appendix B   Written Opinion of Morgan Stanley & Co. Incorporated
Appendix C   Written Opinion of Goldman, Sachs & Co.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/ Prospectus and the appendices hereto, is not intended to be a complete statement of all material features of the proposals to be voted on, and is qualified in its entirety by the more detailed information and unaudited pro forma condensed combined financial statements and related notes and appendices appearing elsewhere in this Joint Proxy Statement or incorporated by reference herein. Capitalized terms used but not defined in this Summary have the meanings given to them elsewhere in this Joint Proxy Statement/Prospectus. Stockholders are urged to read this Joint Proxy Statement/Prospectus and the Appendices hereto in their entirety.

     For purposes of this Joint Proxy Statement/Prospectus, "Arbor" refers to Arbor Software Corporation and its subsidiaries including HSC Merger Corp. ("Merger Sub"), "Hyperion" refers to Hyperion Software Corporation and its subsidiaries, and "Hyperion Solutions" or the "combined company" refers to the combined business of Arbor and Hyperion formed as a result of the Merger.

                           THE PARTIES TO THE MERGER

     Arbor. Arbor develops and markets enterprise on-line analytical processing ("OLAP") software for management reporting, analysis and planning applications. Arbor's Arbor Essbase software is a powerful OLAP solution that integrates data from throughout an enterprise, including data from relational databases, data warehouses and other data repositories, and allows users to perform multidimensional analysis on this data utilizing spreadsheets, query tools, report writers and web browsers. Arbor Essbase users can easily access and organize large volumes of historical and projected data, rapidly perform interactive what-if scenario analyses and share this information with users throughout the enterprise. Arbor Essbase consists principally of Arbor Essbase OLAP Server, and complementary products that extend and enhance the functionality of the Arbor Essbase solution, including user tools, developer tools, server management and data integration modules, and application modules. Arbor Essbase is easy to use and deploy rapidly, possesses robust calculation capabilities, provides rapid response to user requests and incorporates user-generated scenario data. Arbor Essbase also has the flexibility to reorganize and present data from a variety of perspectives without disturbing the integrity of the underlying historical data or causing the degradation of network performance. Arbor's principal executive offices are located at 1344 Crossman Avenue, Sunnyvale, California 94089, and its telephone number is (408) 744-9500.

     Hyperion. Hyperion develops, markets and supports comprehensive analytic solutions that enable large, multinational companies to improve financial performance by maximizing the value of information. Hyperion's internet/intranet-enabled applications support and enhance enterprise-wide financial processes, including planning, budgeting, forecasting, accounting, consolidation and performance analysis. Hyperion's products provide executives, managers, analysts and accountants with the capability to collect, process, report and analyze business information. Hyperion Enterprise products consolidate and report financial and other business data; Hyperion Pillar is used for corporate budgeting and financial planning; Hyperion MBA provides multidimensional analysis and reporting capabilities regarding complex, high-volume business data; and Hyperion's Spider-Man web delivery application is a web-based business information access solution for the global user community of an organization. Hyperion also offers installation, training, consulting and support services. Hyperion's principal executive offices are located at 900 Long Ridge Road, Stamford, Connecticut 06902, and its telephone number is (203) 703-3000.

     Merger Sub. Merger Sub is a wholly owned subsidiary of Arbor with no business operations other than in connection with facilitating the Merger. Merger Sub's principal executive offices are located at 1344 Crossman Avenue, Sunnyvale, California 94089, and its telephone number is (408) 744-9500.

                      ARBOR ANNUAL MEETING OF STOCKHOLDERS

     Time, Date and Purpose. The Arbor Annual Meeting will be held at the Sheraton Four Points Hotel, 1100 N. Mathilda Avenue, Sunnyvale, California, on August 20, 1998 at 10:00 AM, local time. The purpose of the Arbor Annual Meeting is to consider and vote upon the following proposals:

     1. To adopt the Arbor Merger Proposal, which consists of three separate sub-proposals: (a) the issuance of shares of Arbor Common Stock in connection with the Merger; (b) the Arbor Charter Amendment Proposal; and (c) the election of seven members to the Arbor Board. The enactment of each of the constituent proposals comprising the Arbor Merger Proposal is conditioned upon approval by the Arbor stockholders of all of such constituent proposals.

     2. To approve an amendment to Arbor's 1995 Stock Option/Stock Issuance Plan (the "Arbor 1995 Option Plan") to increase the number of shares of Arbor Common Stock reserved for issuance thereunder by 5,000,000 shares if the Arbor Merger Proposal is approved, or, if the Arbor Merger Proposal is not approved, by 2,000,000 shares.

     3. To approve an amendment to Arbor's Employee Stock Purchase Plan to increase the number of shares of Arbor Common Stock reserved for issuance thereunder by 1,000,000 shares if the Arbor Merger Proposal is approved, or, if the Arbor Merger Proposal is not approved, by 250,000 shares.

     4. If the Arbor Merger Proposal is not approved, to elect four directors to the Arbor Board.

     5. To ratify the appointment of PricewaterhouseCoopers LLP as Arbor's independent accountants for the fiscal year ending March 31, 1999.

     6. To transact such other business as may properly come before the Arbor Annual Meeting or any adjournments or postponements thereof.

     Record Date; Vote Required. The record date for determining stockholders of Arbor entitled to notice of and to vote at the Arbor Annual Meeting is July 6, 1998 (the "Arbor Record Date"). On the Arbor Record Date there were 11,489,842 shares of Arbor Common Stock outstanding, held by approximately 260 holders of record. Each share of Arbor Common Stock entitles the holder thereof to one vote upon all matters submitted to a vote of stockholders. The presence at the Arbor Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of Arbor Common Stock constitutes a quorum.

     Proposal One. The Arbor Merger Proposal consists of three separate sub-proposals, the approval of which is conditioned upon the approval of all such constituent proposals: (a) the issuance of shares of Arbor Common Stock in connection with the Merger; (b) the amendment of the Arbor Certificate of Incorporation (i) to effect a name change from "Arbor Software Corporation" to "Hyperion Solutions Corporation," (ii) to increase the authorized amount of Arbor Common Stock from 50,000,000 shares to 300,000,000 shares, and (iii) to divide the Arbor Board into three classes of directors, with each class serving a staggered three-year term (collectively, the "Arbor Charter Amendment Proposal"); and (c) the election of seven members to the Arbor Board. Approval of the issuance of shares of Arbor Common Stock requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Arbor Annual Meeting. Approval of the Arbor Charter Amendment Proposal requires the affirmative vote of a majority of shares of Arbor Common Stock outstanding on the Arbor Record Date. Directors are elected by a plurality of the affirmative votes cast by those present in person or represented by proxy and entitled to vote at the Arbor Annual Meeting. In determining whether the issuance of shares of Arbor Common Stock and the Arbor Charter Amendment Proposal have received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against such proposals. In connection with the election of directors, abstentions and broker non-votes are not counted towards a nominee's total.

     Proposal Two. Approval of the adoption of the amendments to the Arbor 1995 Option Plan requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Arbor Annual Meeting. Abstentions will be treated as votes against the proposal. Broker non-votes will be treated as not entitled to vote on this matter and thus will have no effect on the outcome of the vote.

     Proposal Three. Approval of the adoption of the amendments to Arbor's Employee Stock Purchase Plan requires the affirmative vote of a majority of those shares present in person or represented by proxy entitled to vote at the Arbor Annual Meeting. Abstentions will be treated as votes against the proposal. Broker non-votes will be treated as not entitled to vote on the matter and thus will have no effect on the outcome of the vote.

     Proposal Four. Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Arbor Annual Meeting. The four nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes are not counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

     Proposal Five. Ratification of the appointment of PricewaterhouseCoopers LLP as Arbor's independent accountants for the fiscal year ending March 31, 1999 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Arbor Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

     On the Arbor Record Date, Arbor directors and executive officers beneficially owned in the aggregate approximately 5.7% of the outstanding shares of Arbor Common Stock entitled to vote at the Arbor Annual Meeting. See "Voting and Proxies."

                    HYPERION SPECIAL MEETING OF STOCKHOLDERS

     Time, Date and Purpose. The Hyperion Special Meeting will be held at Hyperion's offices, located at 900 Long Ridge Road in Stamford, Connecticut, on August 20, 1998 at 10:00 AM local time. The purpose of the Hyperion Special Meeting is to consider and vote upon the Hyperion Merger Proposal and to transact such other business as may properly come before the Hyperion Special Meeting or any adjournments or postponements thereof.

     Record Date; Vote Required. The record date for determining stockholders of Hyperion entitled to notice of and to vote at the Hyperion Special Meeting is July 6, 1998 (the "Hyperion Record Date"). On the Hyperion Record Date there were 19,129,937 shares of Hyperion Common Stock outstanding, held by approximately 132 holders of record. Each share of Hyperion Common Stock entitles the holder thereof to one vote upon all matters submitted to a vote of stockholders. The presence at the Hyperion Special Meeting in person or by proxy of a majority of the outstanding shares of Hyperion Common Stock constitutes a quorum.

     The affirmative vote of the holders of a majority of the outstanding shares of Hyperion Common Stock is required for the approval of the Hyperion Merger Proposal. On the Hyperion Record Date, Hyperion directors and executive officers held in the aggregate approximately 5.3% of the outstanding shares of Hyperion Common Stock entitled to vote at the Hyperion Special Meeting. See "Voting and Proxies."

                                   THE MERGER

     General. At the time and on the date the Certificate of Merger is filed with the Office of the Secretary of State of the State of Delaware (the "Effective Time" or "Closing Date" of the Merger), (a) Merger Sub will be merged with and into Hyperion, (b) the separate existence of Merger Sub will cease and
(c) Hyperion will become a wholly owned subsidiary of Hyperion Solutions (following the change of Arbor's name from "Arbor Software Corporation" to "Hyperion Solutions Corporation"). In addition, at the Effective Time of the Merger, (a) each share of Hyperion Common Stock (together with associated preferred stock purchase rights) outstanding as of the closing of the Merger (other than Shares that are owned by Arbor or Hyperion or any direct or indirect wholly owned subsidiary of Arbor or of Hyperion) will be converted into the right to receive 0.95 of a share of Arbor Common Stock (together with associated preferred stock purchase rights); (b) all Hyperion stock options, together with the underlying Hyperion Stock Plans, will be assumed by Arbor and converted into options to purchase shares of Arbor Common Stock at an exercise price based upon the Exchange Ratio; (c) the Arbor Certificate of Incorporation will be amended to provide (i) that the name of Arbor will be changed from "Arbor Software Corporation" to "Hyperion Solutions Corporation," (ii) that the authorized amount of Arbor Common Stock will be increased from 50,000,000 shares to 300,000,000 shares and (iii) that the Arbor Board will be divided into three classes of directors, with each class serving a three-year term and (d) seven members will be elected to the Board of Directors of Hyperion Solutions. Each share of Arbor Common Stock will remain outstanding and will represent one share of the combined company. The options issued to non-employee directors under the Arbor 1995 Option Plan will accelerate, by their terms, automatically upon consummation of the Merger.

     Assuming that all conditions to the Merger are met or waived prior thereto, and that the Hyperion Merger Proposal and the Arbor Merger Proposal (including the Arbor Charter Amendment Proposal) are approved, it is anticipated that the Effective Time of the Merger will occur on the date of or promptly following the Hyperion Special Meeting and the Arbor Annual Meeting. The current market quotations for the Arbor Common Stock and the Hyperion Common Stock may be obtained on the World Wide Web at http://www.nasdaq.com. No fractional shares of Arbor Common Stock will be issued in the Merger. Instead, cash will be paid in lieu of the issuance of fractional shares. See "The Merger and Related Transactions -- Conversion of Hyperion Shares."

     Based on the number of shares of Hyperion Common Stock outstanding as of July 6, 1998 (the record date for the Arbor Annual Meeting and the Hyperion Special Meeting), an aggregate of up to 18,173,440 shares of Arbor Common Stock will be issued in the Merger. In addition, Arbor will assume outstanding options to purchase an aggregate of approximately 2,785,934 shares of Hyperion Common Stock (based on the number of shares subject to outstanding Hyperion stock options on July 6, 1998), which, as adjusted to give effect to the Exchange Ratio, will become options to purchase an aggregate of approximately 2,646,637 shares of Arbor Common Stock. The conversion will be effected by multiplying the number of shares of Hyperion Common Stock subject to each Hyperion Stock Option immediately prior to the Merger by the Exchange Ratio and dividing the exercise price of each such option by the Exchange Ratio. If a holder of a Hyperion Stock Option were to exercise such option after July 6, 1998 and before the Effective Time of the Merger, each share of Hyperion Common Stock issued pursuant to such option will be converted into the right to receive 0.95 of a share of Arbor Common Stock. Within five days after the Closing Date, Arbor will file a registration statement on Form S-8 with respect to the shares of Arbor Common Stock issuable with respect to Hyperion stock options assumed by Arbor pursuant to the Merger. See "The Merger and Related Transactions -- Stock Options and Employee Benefits."

     The following table presents the fully diluted equity interests in the combined company of Arbor stockholders and Hyperion stockholders on a pro forma combined basis as of July 6, 1998 (including shares issuable upon the exercise of outstanding options to purchase shares of Arbor Common Stock and Hyperion Common Stock):

                                                           SHARES
                                                       (IN THOUSANDS)      %
                                                       --------------    ------
Arbor Stockholders...................................    13,360,881       39.1%
Hyperion Stockholders................................    20,820,077       60.9%
Total Pro Forma Combined Company Stockholders........    34,180,958      100.0%
                                                         ==========      ======

     Exchange of certificates evidencing Hyperion Common Stock for certificates evidencing Arbor Common Stock will be made upon surrender of certificates evidencing Hyperion Common Stock to Boston EquiServe, L.P., as exchange agent. It is anticipated that after the Effective Time, holders of Arbor Common Stock will be able to exchange their certificates evidencing shares of Arbor Common Stock for certificates in the name of Hyperion Solutions.

     CERTIFICATES SHOULD NOT BE SURRENDERED FOR EXCHANGE PRIOR TO THE RECEIPT OF THE NECESSARY APPROVALS OF THE ARBOR STOCKHOLDERS AT THE ARBOR ANNUAL MEETING AND OF THE HYPERION STOCKHOLDERS AT THE HYPERION SPECIAL MEETING. IN ADDITION, FORMER HYPERION STOCKHOLDERS SHOULD NOT SURRENDER THEIR CERTIFICATES UNTIL THEY ARE PROVIDED WITH A LETTER OF TRANSMITTAL AND RELATED INSTRUCTIONS AND MATERIALS FOR THE EXCHANGE OF THEIR CERTIFICATES AFTER THE EFFECTIVE TIME. SEE "THE MERGER AND RELATED TRANSACTIONS -- CONVERSION OF HYPERION SHARES."

     Material Contacts and Board Deliberations. From October 16, 1997 through May 25, 1998, senior executives of Arbor and Hyperion met at various times to discuss a potential alliance or merger of their respective companies and the key business and financial issues involved in such a transaction. At such meetings, senior executives of Arbor and Hyperion and their respective financial advisors worked together to arrive at a tentative, mutually acceptable share exchange ratio. In addition, throughout May 1998, senior executives of Arbor and Hyperion and their respective financial, accounting and legal advisors conducted due diligence reviews. On May 22, 1998 (in the case of the Hyperion Board) and May 25, 1998 (in the case of the Arbor Board), the respective boards of directors met separately at which time each Board concluded that the Merger was fair and in the best interests of their respective companies and stockholders and approved and adopted the Plan of Merger, a copy of which is attached hereto as Appendix A. The Plan of Merger was then executed by Arbor and Hyperion on May 25, 1998. For a more detailed discussion of the background of the Merger, see "The Merger and Related Transactions -- Material Contacts and Board Deliberations."

     Recommendations; Reasons for the Merger. The Arbor Board unanimously approved the Arbor Merger Proposal and recommends that holders of Arbor Common Stock vote in favor of the Arbor Merger Proposal.

     The Hyperion Board unanimously approved the Plan of Merger and the Merger and recommends that holders of Hyperion Common Stock vote in favor of the Hyperion Merger Proposal.

     Both the Arbor Board and the Hyperion Board considered many factors in reaching their conclusion to approve the Plan of Merger and the Merger and to recommend that stockholders vote for approval of the Arbor Merger Proposal and the Hyperion Merger Proposal, as the case may be. See "The Merger and Related Transactions -- Reasons for the Merger" and "-- Interests of Certain Persons in the Merger."

     Opinion of Financial Advisor to Arbor. On May 25, 1998, Morgan Stanley & Co. Incorporated ("Morgan Stanley") rendered a written opinion (the "Morgan Stanley Opinion") to the Arbor Board that, as of such date, and based on the procedures followed, factors considered and assumptions made as set forth therein, the Exchange Ratio pursuant to the Plan of Merger was fair from a financial point of view to the holders of Arbor Common Stock. The full text of the Morgan Stanley Opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached as Appendix B to this Joint Proxy Statement/Prospectus and should be read carefully and in its entirety in connection with this Joint Proxy Statement/Prospectus. The Morgan Stanley Opinion is directed to the Arbor Board, addresses only the fairness to the holders of Arbor Common Stock as of May 25, 1998, from a financial point of view, of the Exchange Ratio pursuant to the Plan of Merger and does not constitute a recommendation to any holder of Arbor Common Stock as to how such stockholder should vote at the Arbor Annual Meeting. A summary of all material provisions of the Morgan Stanley Opinion is set forth in this Joint Proxy Statement/Prospectus and such summary is qualified in its entirety by reference to the full text of such opinion. See "The Merger and Related Transactions -- Opinion of Financial Advisor to Arbor" and "Appendix B."

     Opinion of Financial Advisor to Hyperion. Goldman, Sachs & Co. ("Goldman Sachs") has rendered a written opinion (the "Goldman Sachs Opinion") to the Hyperion Board that, as of May 25, 1998, and based on the procedures followed, factors considered and assumptions made as set forth therein, the Exchange Ratio pursuant to the Plan of Merger was fair from a financial point of view to the holders of Hyperion Common Stock. The full text of the Goldman Sachs Opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is attached as Appendix C to this Joint Proxy Statement/Prospectus and should be read carefully and in its entirety in connection with this Joint Proxy Statement/Prospectus. The Goldman Sachs Opinion was provided to the Hyperion Board in connection with its consideration of the Merger and does not constitute a recommendation as to how any holder of Hyperion Common Stock should vote at the Hyperion Special Meeting. A summary of all material elements of the Goldman Sachs Opinion is set forth in this Joint Proxy Statement/Prospectus and such summary is qualified in its entirety by reference to the full text of such opinion. See "The Merger and Related Transactions -- Opinion of Financial Advisor to Hyperion" and "Appendix C."

     Representations and Warranties and Certain Covenants. Under the Plan of Merger, Arbor and Hyperion made a number of representations and warranties regarding their respective capital structures, operations, financial conditions and other matters. Each of Arbor and Hyperion has agreed that, until the closing of the Merger or the termination of the Plan of Merger, it will (a) carry on its business in the ordinary course and attempt to preserve its present business and relationships with customers, suppliers and others, (b) not take certain actions without the other's consent and (c) use its best efforts to complete the Merger. See "The Merger and Related
Transactions -- Representations and Warranties" and "-- Certain Covenants."

     No Solicitation. Each of Arbor and Hyperion has agreed not to solicit, initiate discussions with or engage in negotiations with any person relating to a possible acquisition of Arbor or Hyperion, respectively, except that if the respective Board of Directors of Arbor or Hyperion receives an unsolicited Acquisition Proposal (as defined in the Plan of Merger) that it reasonably believes in its good faith reasonable judgment (based upon and consistent with advice received in consultation with independent financial and legal advisors) that such Acquisition Proposal is reasonably capable of being completed on the terms proposed and, after taking into account the strategic benefits anticipated to be derived from the Merger and the long-term prospects of Arbor and Hyperion as a combined company, would, if consummated, result in a transaction more favorable over the long term from a financial point of view than the Merger, then the Arbor Board or the Hyperion Board, as the case may be, will not be prevented from providing information to or entering into discussions or negotiations with the party making the Superior Proposal (as defined in the Plan of Merger), as may be necessary to discharge the directors' fiduciary duties. However, in the event that either Hyperion or Arbor terminates the Plan of Merger following a failure of the stockholders of Hyperion to approve the Hyperion Merger Proposal or of the stockholders of Arbor to approve the Arbor Merger Proposal, respectively, and a Superior Proposal with respect to Hyperion or Arbor, as the case may be, shall not have been rejected by Hyperion or Arbor, respectively, and withdrawn by the third party, then Hyperion or Arbor, as the case may be, must promptly pay the other party a termination fee of $20,000,000. In addition, the terminating party's right to exercise its option to purchase shares of the Common Stock of the other party will be triggered. See
"-- Expenses and Termination Fees" and "The Merger and Related Transactions -- No Solicitation" and "The Merger and Related Transactions -- Stock Option Agreements."

     Resale of Arbor Common Stock; Agreements with Affiliates. The shares of Arbor Common Stock to be issued in the Merger have been registered under the Securities Act and will be freely transferable, subject to certain limitations on resale described in this Joint Proxy Statement/Prospectus. As a condition to the obligations of the parties under the Plan of Merger, Arbor and Hyperion have each received agreements from each person or entity who may be deemed an affiliate (as defined in the Securities Act and the rules and regulations thereunder) of Arbor or Hyperion, as appropriate, pursuant to which such persons have agreed not to sell, transfer or otherwise dispose of shares of Hyperion Common Stock or Arbor Common Stock until such time after the Effective Time as Hyperion Solutions has publicly released a report including financial results for a period of at least 30 days of combined operations of Arbor and Hyperion. Furthermore, pursuant to such agreements, the affiliates of Hyperion have agreed to refrain from the sale or transfer of any Arbor Common Stock received in connection with the Merger, except in accordance with the provisions of the Securities Act and the general rules and regulations thereunder. Such agreements also limit the ability of the affiliates of Arbor to sell, transfer or otherwise dispose of shares of Arbor Common Stock during the period preceding and following the Merger. See "The Merger and Related Transactions -- Resale of Arbor Common Stock; Agreements with Affiliates."

     Management of Hyperion Solutions Following the Merger; Interests of Certain Persons in the Merger. The Plan of Merger provides that, upon the closing of the Merger, James A. Perakis, who is currently Chairman, Chief Executive Officer and President of Hyperion, will become Chairman of Hyperion Solutions; John M. Dillon, who is currently Chief Executive Officer, President and Chairman of the Board of Arbor, will become Chief Executive Officer and President of Hyperion Solutions; and Stephen V. Imbler, who is currently Senior Vice President and Chief Financial Officer of Arbor, will become Chief Financial Officer of Hyperion Solutions. The Plan of Merger further provides that the Board of Directors of Hyperion Solutions will be a classified or staggered Board, initially consisting of two Class I Directors, whose terms will expire at the 1999 Annual Meeting of Stockholders of Hyperion Solutions, three Class II Directors, whose terms will expire at the 2000 Annual Meeting of Stockholders of Hyperion Solutions, and two Class III Directors, whose terms will expire at the 2001 Annual Meeting of Stockholders of Hyperion Solutions. If the Merger is consummated, the initial Board of Directors of Hyperion Solutions will consist of the following seven persons: John M. Dillon, Mark W. Perry and Jeffrey R. Rodek (all of whom are currently directors of Arbor), and James A.

Perakis, Gary G. Greenfield, Harry S. Gruner and Aldo Papone (all of whom are currently directors of Hyperion). The Class I Directors will be Messrs. Greenfield and Perry, the Class II Directors will be Messrs. Gruner, Papone and Rodek, and the Class III Directors will be Messrs. Dillon and Perakis.

     In considering the recommendation of the Arbor Board and Hyperion Board with respect to the Merger and Plan of Merger, Arbor and Hyperion stockholders should be aware that certain members of Arbor's and Hyperion's management and Boards of Directors have interests in connection with the Merger and the agreements and transactions contemplated thereby that are in addition to those of Arbor and Hyperion stockholders generally. For example, after the Merger, each outstanding option and unvested stock issuance held by Arbor employees, including Arbor officers, will be subject to full and immediate vesting if the holder's employment by Hyperion Solutions is actually or constructively terminated without cause within 18 months after the Closing Date, and the Employment Agreement, dated as of November 1, 1997, by and between Hyperion and James A. Perakis, currently the President and Chief Executive Officer of Hyperion, contains provisions that accelerate the vesting of options held by Mr. Perakis upon the termination of Mr. Perakis' employment without cause (as defined in such agreement) or without proper notice by Hyperion and/or any of its successors or upon certain relocation events. The options issued by Arbor to its non-employee directors under the Arbor 1995 Option Plan will accelerate, by their terms, automatically upon consummation of the Merger. In addition, Arbor has entered into agreements with John M. Dillon, currently the Chief Executive Officer, President and Chairman of the Board of Arbor, Stephen V. Imbler, currently the Senior Vice President and Chief Financial Officer of Arbor, and Kirk A. Cruikshank, the Senior Vice President of Marketing of Arbor, pursuant to which Arbor has agreed to accelerate the vesting of up to 25% of the unvested stock options then held by each such officer following the occurrence of certain changes in control, including the transactions contemplated by the Plan of Merger. In addition, should such affected officer's employment be involuntarily or constructively terminated within the 24-month period following such a change in control, then all of such officer's option shares will become fully vested. Non-employee members of the Arbor Board will be eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Arbor 1995 Option Plan and retainers of $10,000 per year and fees of $1,000 for each meeting of the full Arbor Board that they attend. See "The Merger and Related Transactions -- Management of Hyperion Solutions Following the Merger; Interests of Certain Persons in the Merger," "-- Director and Officer Indemnification," "Directors of Hyperion Solutions Following the Merger" and "Other Information for Arbor Annual Meeting -- Proposal Two -- Amendment of Arbor 1995 Stock Option/Stock Issuance Plan."

     New Company Name; Related Matters After the Merger. Upon consummation of the Merger, the name of Arbor will be changed to "Hyperion Solutions Corporation," and Hyperion will operate as a wholly owned subsidiary of Hyperion Solutions. The Certificate of Incorporation of Hyperion, as in effect immediately prior to the Effective Time and as the capitalization provisions are amended in accordance with the provisions of the Plan of Merger, shall become the Certificate of Incorporation of Hyperion. The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall become the Bylaws of Hyperion at the Effective Time. See "The Merger and Related
Transactions -- Management of Hyperion Solutions Following the Merger; Interests of Certain Persons in the Merger."

     Regulatory Matters. Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules promulgated thereunder, the Merger may not be consummated until notifications have been given and certain information has been furnished to the Federal Trade Commission and the Antitrust Division of the United States Department of Justice and the specified waiting periods have been satisfied. Each of Arbor and Hyperion submitted its Notification and Report Form under the HSR Act on June 9, 1998. The specified waiting periods expired on July 9, 1998.

     Stockholders Rights Plans. Hyperion entered into a Rights Agreement, dated as of November 17, 1995, and Amendment No. 1 to the Rights Agreement, dated as of May 25, 1998, with American Stock Transfer & Trust Co. (the "Hyperion Rights Plan"). The Hyperion Rights Plan provides that the transactions contemplated by the Plan of Merger and the Arbor Stock Option Agreement are exempt from the provisions of the Hyperion Rights Plan. On June 15, 1998, Arbor entered into the Rights Agreement, dated as of June 15, 1998, with BankBoston, N.A. Arbor will not redeem the rights issued under such rights agreement or amend or terminate such rights agreement prior to the Effective Time unless required to do so by order of a court of competent jurisdiction or in connection with the exercise by directors of Arbor of their fiduciary duties. See "The Merger and Related
Transactions -- Stockholder Rights Plans."

     Director and Officer Indemnification. Arbor has agreed that, after the Effective Time of the Merger, Arbor will indemnify each present and former officer and director of Hyperion as provided in the General Corporation Law of the State of Delaware ("DGCL") and the Hyperion Certificate of Incorporation and Bylaws. Arbor is currently a party to indemnification agreements with each of its executive officers and directors, and it is anticipated that the combined company will enter into similar agreements with its new directors and executive officers following consummation of the Merger. See "The Merger and Related Transactions -- Indemnification" and "-- Interests of Certain Persons."

     Conditions. The closing of the Merger is subject to various conditions, including the approval by Arbor's stockholders of the Arbor Merger Proposal, the approval by Hyperion's stockholders of the Hyperion Merger Proposal, the receipt of certain consents and approvals from various third parties and governmental agencies, including the approval of the Federal Trade Commission and the Department of Justice pursuant to the filings made by the parties under the HSR Act, receipt of opinions of counsel to the effect that the Merger will qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and receipt of a letter from each of PricewaterhouseCoopers LLP, independent accountants to Arbor, concurring with Arbor management's conclusion, that the Merger will qualify for pooling of interests accounting treatment if consummated in accordance with the Plan of Merger and Ernst & Young, LLP, independent auditor to Hyperion, concurring with Hyperion management's conclusion that, as of the date of such letter, no conditions exist related to Hyperion that would preclude accounting for the Merger, if closed and consummated in accordance with the Plan of Merger, as a pooling of interests under Accounting Principles Board Opinion No. 16. Except for matters required by law, each of the parties to the Plan of Merger may, at its option, waive compliance with any condition to its obligation to consummate the Merger. See "The Merger and Related Transactions -- Conditions" and
"-- Accounting Treatment."

     Termination; Termination Fees and Expenses. The Plan of Merger may be terminated (a) by mutual agreement of Arbor and Hyperion; (b) by either Arbor or Hyperion if the closing of the Merger has not occurred on or before October 30, 1998 (the "Outside Date"); or (c) by either Arbor or Hyperion before the Outside Date upon the occurrence of certain events. See "The Merger Agreement and Related Transactions -- Termination; Termination Fees and Expenses."

     Under certain circumstances, either Arbor or Hyperion may be required to reimburse the other party for expenses up to $2,500,000 or to pay the other party a termination fee of $20,000,000 if the Plan of Merger is terminated. In addition, the terminating party's right to exercise its option to purchase shares of the Common Stock of the other party will be triggered if the Plan of Merger is terminated under certain circumstances. See "The Merger and Related Transactions -- Termination, Termination Fees and Expenses" and "-- Stock Option Agreements."

     Closing. The Merger will be completed on the date that the Certificate of Merger is filed with the Office of the Secretary of State of the State of Delaware. The Effective Time is expected to occur as soon as practicable upon receipt of the necessary approvals at the Arbor Annual Meeting and the Hyperion Special Meeting and satisfaction or waiver of the other conditions precedent to the Merger, as set forth in the Plan of Merger (the "Closing"). It is anticipated that the Closing will occur no later than two business days following receipt of the necessary approvals at the Arbor Annual Meeting and the Hyperion Special Meeting. See "The Merger and Related Transactions -- Closing."

     Amendment and Waiver. The Plan of Merger may be amended by the agreement of the Boards of Directors of Arbor and Hyperion at any time before or after approval by the Hyperion stockholders or the Arbor stockholders, except that, after such approval, no amendment may be made which by law requires further approval by such stockholders without such further approval. See "The Merger and Related Transactions -- Amendment and Waiver."

     Stock Option Agreements. Arbor and Hyperion have entered into Stock Option Agreements, each dated as of May 25, 1998, pursuant to which (i) Arbor has the right, under certain circumstances, to purchase up to 3,789,000 shares of Hyperion Common Stock (or approximately 19.9% of the outstanding Hyperion Common Stock as of May 25, 1998 prior to giving effect to such issuance) at a price based on the average market price of

Hyperion Common Stock (the "Arbor Stock Option Agreement"), and (ii) Hyperion has the right, under certain circumstances, to purchase up to 2,274,000 shares of Arbor Common Stock (or approximately 19.9% of the outstanding Arbor Common Stock as of May 25, 1998 prior to giving effect to such issuance) at a price based on the average market price of Arbor Common Stock (the "Hyperion Stock Option Agreement"). Each Stock Option Agreement contains other features which, among other things, (a) permit the optionholder to receive a cash payment in lieu of stock upon exercise of the option and (b) limit the profit which the optionholder can realize in connection with the option to $30,000,000, inclusive of any termination fees that the optionholder may receive pursuant to the Plan of Merger. If the Merger is consummated, each Stock Option Agreement will terminate by its respective terms. See "The Merger and Related
Transactions -- Stock Option Agreements."

     Certain Federal Income Tax Considerations. As a condition to the consummation of the Merger, Arbor and Hyperion will receive opinions from Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP and Hale and Dorr LLP, respectively, that the Merger will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code (a "Reorganization") if the Merger is consummated in accordance with the terms of the Plan of Merger. Provided that the Merger does qualify as a Reorganization, no gain or loss should be recognized for federal income tax purposes by Hyperion stockholders upon their receipt of shares of Common Stock of Hyperion Solutions in exchange for their shares of Hyperion Common Stock, except to the extent of cash received in lieu of fractional shares. Such legal opinions have been filed as exhibits to the Registration Statement of which this Joint Proxy Statement/Prospectus is a part, are subject to certain limitations and qualifications and are based upon certain factual assumptions and representations. Furthermore, such legal opinions are not binding on the Internal Revenue Service. ALL HYPERION STOCKHOLDERS SHOULD READ CAREFULLY THE DISCUSSION UNDER "THE MERGER AND RELATED TRANSACTIONS -- CERTAIN FEDERAL INCOME TAX CONSIDERATIONS." IN VIEW OF THE COMPLEXITIES OF FEDERAL INCOME AND OTHER TAX LAWS, EACH HYPERION STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR REGARDING, AMONG OTHER THINGS, THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF THE MERGER APPLICABLE TO SUCH STOCKHOLDER'S SPECIFIC CIRCUMSTANCES.

     The Merger will not have any United States federal tax consequences for Arbor stockholders. See "The Merger and Related Transactions -- Certain Federal Income Tax Considerations."

     Accounting Treatment. The Merger is expected to be accounted for as a pooling of interests in accordance with the provisions of Accounting Principles Board Opinion No. 16. Under this method of accounting, the recorded assets and liabilities of Arbor and Hyperion will be carried forward to the combined company at their recorded amounts, the operating results of the combined company will include the operating results of Arbor and Hyperion for the entire fiscal year in which the combination occurs, and the reported operating results of the separate companies for prior periods will be combined and restated as the operating results of the combined company. As a condition to the consummation of the Merger, Arbor will receive a letter from PricewaterhouseCoopers LLP, independent accountants to Arbor, concurring with Arbor's management's conclusion that the Merger will qualify for pooling of interests accounting treatment if consummated in accordance with the Plan of Merger. Similarly, as a condition to the consummation of the Merger, Hyperion will receive a letter from Ernst & Young LLP, independent auditors to Hyperion, concurring with Hyperion management's conclusion that, as of the date of such letter, no conditions exist related to Hyperion that would preclude accounting for the Merger, if closed and consummated in accordance with the Plan of Merger, as a pooling of interests under Accounting Principles Board Opinion No. 16. See "The Merger and Related Transactions -- Accounting Treatment."

     No Appraisal Rights. Holders of Hyperion Common Stock are not entitled to appraisal rights under Section 262 of the DGCL in connection with the Merger because the Hyperion Common Stock was listed on the Nasdaq National Market on the record date for the Hyperion Special Meeting and the shares of Hyperion Solutions Common Stock to be issued pursuant to the Merger will be listed on the Nasdaq National Market as of the Effective Time. Holders of Arbor Common Stock are not entitled to appraisal rights under Section 262 of the DGCL in connection with the Merger because Arbor is not a constituent corporation in the Merger.

                                  RISK FACTORS

     The completion of the Merger and an investment in shares of Arbor Common Stock each involve substantial risks. Stockholders of Hyperion and stockholders of Arbor should consider the information set forth in "Risk Factors" and the other information contained herein before deciding whether or not to approve the Hyperion Merger Proposal or the Arbor Merger Proposal, as applicable.

 SELECTED HISTORICAL AND UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

     The following selected historical financial information of Arbor and Hyperion has been derived from their respective historical financial statements and should be read in conjunction with such consolidated financial statements and notes thereto. The consolidated financial statements for Arbor for the three fiscal years ended March 31, 1998 and the consolidated financial statements for Hyperion for the three fiscal years ended June 30, 1997 are incorporated by reference in this Joint Proxy Statement/Prospectus. The selected historical financial information as of March 31, 1998, and for the nine month periods ended March 31, 1997 and 1998, for Hyperion has been derived from the unaudited consolidated financial statements of Hyperion, and in the opinion of Hyperion's management reflects all adjustments, consisting only of normal recurring accruals, considered necessary for the fair presentation of the unaudited interim financial information. The results of operations for interim periods are not necessarily indicative of the results to be expected for the entire fiscal year or any future period.

     The selected pro forma combined financial information set forth below is derived from the unaudited pro forma condensed combined financial statements, and should be read in conjunction with such unaudited pro forma condensed combined financial statements and the notes thereto included in this Joint Proxy Statement/ Prospectus. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of future operating results or financial position that would have occurred if the Merger had been consummated at the beginning of the periods indicated, nor is it necessarily indicative of future operating results or financial position.

                                                                   SELECTED HISTORICAL FINANCIAL DATA
                                                             -----------------------------------------------
                                                                       FISCAL YEAR ENDED MARCH 31,
                                                             -----------------------------------------------
                                                              1994     1995      1996      1997       1998
                                                             ------   -------   -------   -------   --------
                                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
ARBOR
HISTORICAL CONSOLIDATED STATEMENT
OF OPERATIONS DATA:
Revenues:
  License..................................................  $3,853   $10,268   $21,538   $39,087   $ 66,696
  Maintenance, support and other...........................     415     1,252     3,596     8,296     15,541
                                                             ------   -------   -------   -------   --------
         Total revenues....................................   4,268    11,520    25,134    47,383     82,237
Income (loss) from operations(1)...........................  (2,128)      527     3,126     7,522     11,328
Net income (loss)(1).......................................  (2,180)      374     2,878     5,826      6,916
Earnings (loss) per share(1)
  Basic....................................................  $(1.02)  $  0.17   $  0.49   $  0.53   $   0.61
  Diluted..................................................  $(1.02)  $  0.04   $  0.27   $  0.50   $   0.58
Shares used to compute earnings (loss) per share
  Basic....................................................   2,145     2,190     5,933    10,997     11,246
  Diluted..................................................   2,145     8,902    10,563    11,729     11,988

---------------
(1) Results of operations for the fiscal year ended March 31, 1998 include a charge of $3.0 million relating to in-process technology resulting from the acquisition of AppSource Corporation. Excluding the $3.0 million charge, net income and diluted earnings per share for the fiscal year ended March 31, 1998 would have been $9.9 million and $0.83, respectively.

                                                                             AS OF MARCH 31,
                                                              ----------------------------------------------
                                                               1994     1995     1996      1997       1998
                                                              ------   ------   -------   -------   --------
                                                                              (IN THOUSANDS)

ARBOR
HISTORICAL CONSOLIDATED
  BALANCE SHEET DATA:
Cash and short-term investments.............................  $2,274   $2,818   $36,663   $28,851   $137,786
Working capital.............................................   1,490    1,512    32,069    30,244    136,028
Total assets................................................   4,289    6,494    45,883    59,589    186,233
Deferred revenue............................................     673    1,246     3,781     5,954     12,840
Long-term debt..............................................     406      833     1,093       279    100,000
Stockholders' equity........................................   1,920    2,305    34,306    42,572     56,084

                                                           SELECTED HISTORICAL FINANCIAL DATA
                                        ------------------------------------------------------------------------
                                                                                                 NINE MONTHS
                                                                                                    ENDED
                                                    FISCAL YEAR ENDED JUNE 30,                    MARCH 31,
                                        --------------------------------------------------   -------------------
                                         1993      1994       1995       1996       1997       1997       1998
                                        -------   -------   --------   --------   --------   --------   --------
                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
HYPERION
HISTORICAL CONSOLIDATED
  STATEMENT OF INCOME DATA:(1)
Revenues:
  Software licenses...................  $35,801   $51,687   $ 77,985   $ 90,304   $112,115   $ 70,316   $ 93,395
  License renewals and services.......   30,844    42,575     59,156     82,520    110,715     78,890    104,126
                                        -------   -------   --------   --------   --------   --------   --------
         Total revenues...............   66,645    94,262    137,141    172,824    222,830    149,206    197,521
Operating income......................    4,735    14,015     18,638     14,020     17,680      8,717     16,017
Net income............................    2,343     8,609     12,139      9,457     11,878      5,992     11,438
Earnings per share (2)
  Basic...............................  $  0.16   $  0.57   $   0.78   $   0.57   $   0.68   $   0.35   $   0.61
  Diluted.............................  $  0.15   $  0.52   $   0.70   $   0.53   $   0.64   $   0.33   $   0.58
Average number of shares
  outstanding(2)
  Basic...............................   14,413    15,053     15,633     16,626     17,410     17,263     18,730
  Diluted.............................   15,500    16,584     17,316     17,875     18,455     18,364     19,697

                                                                                                    AS OF
                                                          AS OF JUNE 30,                          MARCH 31,
                                        --------------------------------------------------   -------------------
                                         1993      1994       1995       1996       1997       1997       1998
                                        -------   -------   --------   --------   --------   --------   --------
                                                                     (IN THOUSANDS)
HYPERION
HISTORICAL CONSOLIDATED
  BALANCE SHEET DATA:(1)
Cash and short-term investments.......  $24,520   $37,913   $ 45,494   $ 42,361   $ 67,059   $ 52,966   $ 93,817
Working capital.......................   25,839    34,829     37,306     27,449     42,236     27,996     65,391
Total assets..........................   67,358    94,715    146,158    179,448    218,639    191,180    255,184
Deferred revenue......................   12,026    21,055     30,599     36,832     44,619     38,840     51,250
Long-term debt........................       --        --      8,910      8,336      7,823      7,956      7,454
Stockholders' equity..................   40,683    53,661     71,706     90,003    113,037    101,052    137,866

---------------
(1) Results for all periods prior to November 29, 1994 have been restated to reflect Hyperion's acquisition of Pillar Corporation, which was accounted for as a pooling of interests.

(2) All share and per share data have been retroactively adjusted to reflect a two-for-one stock split effected in the form of a 100% stock dividend paid in December 1995.

         SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               FISCAL YEAR ENDED MARCH 31,
                                                             --------------------------------
                                                               1996        1997        1998
                                                             --------    --------    --------
COMBINED STATEMENT OF INCOME DATA(1)(2)(3):
Revenues:
  Software licenses........................................  $111,842    $151,202    $201,890
  Maintenance and services.................................    86,116     119,011     151,492
                                                             --------    --------    --------
          Total revenues...................................   197,958     270,213     353,382
Income from operations.....................................    17,146      25,202      36,308
Net income.................................................    12,335      17,704      24,240
Earnings per share
  Basic....................................................  $   0.57    $   0.64    $   0.84
  Diluted..................................................  $   0.45    $   0.61    $   0.80
Shares used to compute earnings per share
  Basic....................................................    21,728      27,537      28,831
  Diluted..................................................    27,544      29,261      30,470

                                                                 AS OF
                                                             MARCH 31, 1998
                                                             --------------
COMBINED BALANCE SHEET DATA(1)(2):
Cash and short-term investments.............................    $231,603
Working capital.............................................     183,469
Total assets................................................     441,417
Deferred revenue............................................      64,090
Long-term debt..............................................     107,454
Stockholders' equity........................................     176,000

---------------
(1) It is anticipated that Hyperion Solutions will incur charges to operations related to the Merger currently estimated to be $20 million, principally in the quarter in which the Merger is consummated. These charges include direct transaction costs, primarily for financial advisory and legal fees, and costs associated with combining the operations of the two companies. The estimated charge, less estimated income tax benefits of $2.1 million, is reflected in the unaudited pro forma condensed combined balance sheet data, but is not reflected in the unaudited pro forma condensed combined statement of income data. This charge is a preliminary estimate only, and is, therefore, subject to change.

(2) The unaudited pro forma condensed combined balance sheet as of March 31, 1998 gives effect to the Merger as if it had occurred on March 31, 1998, and combines the audited historical consolidated balance sheet of Arbor and the unaudited consolidated balance sheet of Hyperion as of March 31, 1998. The unaudited pro forma condensed combined statements of income give effect to the Merger, as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma condensed statements of income for the fiscal years ended March 31, 1996 and 1997 combine the audited historical consolidated statements of operations of Arbor for each of the fiscal years in the two year period ended March 31, 1997 with the audited historical consolidated statements of income of Hyperion for each of the fiscal years in the two year period ended June 30, 1997. The unaudited pro forma condensed combined statement of income for the fiscal year ended March 31, 1998 combines the audited historical consolidated statement of operations of Arbor for the fiscal year ended March 31, 1998 with the unaudited historical consolidated statement of income of Hyperion for the nine months ended March 31, 1998 and the three months ended June 30, 1997. Consequently, Hyperion revenues of approximately $73,624,000 and net income of approximately $5,886,000 for the three months ended June 30, 1997 have been reflected in the unaudited pro forma condensed combined statements of income for both the fiscal years ended March 31, 1997 and 1998.

(3) It is anticipated upon consummation of the Merger that Arbor will change its fiscal year-end from March 31 to June 30. Accordingly, the following selected supplemental unaudited pro forma condensed combined statements of income data for the nine months ended March 31, 1997 and 1998 combine the unaudited historical consolidated statement of income data of Arbor for the nine months ended December 31, 1996 and 1997 with the unaudited historical consolidated statement of income data of Hyperion for the nine months ended March 31, 1997 and 1998. The following selected supplemental unaudited pro forma condensed combined financial information is presented for illustrative purposes and is not necessarily indicative of the results of operations that would have actually been reported had the Merger occurred at the beginning of the periods presented, nor is it necessarily indicative of the future results of operations. Amounts for the fiscal years ended June 30, 1997 and June 30, 1996 will not differ from the amounts reflected above for the fiscal years ended March 31, 1997 and March 31, 1996 respectively.

                                                          NINE MONTHS ENDED
                                                              MARCH 31,
                                                         --------------------
                                                           1997        1998
                                                         --------    --------
Revenues:
  Software licenses....................................  $ 97,230    $138,346
  Maintenance and services.............................    84,515     114,671
                                                         --------    --------
          Total revenues...............................   181,745     253,017
Income from operations.................................    13,912      22,512
Net income.............................................    10,106      15,090
Earnings per share
  Basic................................................  $   0.37    $   0.52
  Diluted..............................................  $   0.35    $   0.49
Shares used to compute earnings per share
  Basic................................................    27,357      28,995
  Diluted..............................................    29,161      30,641

                           COMPARATIVE PER SHARE DATA

     The following table sets forth certain historical per share data of Arbor and Hyperion and combined per share data on an unaudited pro forma basis after giving effect to the Merger on a pooling of interests basis of accounting. The information set forth below should be read in conjunction with the selected historical financial data, and the unaudited pro forma condensed combined financial information, included elsewhere in this Joint Proxy Statement/Prospectus or incorporated herein by reference. The pro forma combined per share data are not necessarily indicative of the operating results that would have been achieved had the Merger been consummated as of the beginning of the periods presented and should not be construed as representative of future operating results. Neither Arbor nor Hyperion has paid cash dividends during the periods presented.

                                                               FISCAL YEAR ENDED MARCH 31,
                                                              -----------------------------
                                                               1996       1997       1998
                                                              -------    -------    -------
HISTORICAL ARBOR
Basic earnings per share....................................   $0.49      $0.53      $0.61
Diluted earnings per share..................................    0.27       0.50       0.58
Book value per common share(1)..............................                          4.92

                                                                                        AS OF AND FOR
                                                                                           THE NINE
                                                          FISCAL YEAR ENDED JUNE 30,     MONTHS ENDED
                                                          ---------------------------     MARCH 31,
                                                           1995      1996      1997          1998
                                                          -------   -------   -------   --------------
HISTORICAL HYPERION
Basic earnings per share................................  $ 0.78    $ 0.57    $ 0.68        $0.61
Diluted earnings per share..............................    0.70      0.53      0.64         0.58
Book value per common share(1)..........................                                     7.24

                                                               FISCAL YEAR ENDED MARCH 31,
                                                              -----------------------------
                                                               1996       1997       1998
                                                              -------    -------    -------
PRO FORMA COMBINED -- ARBOR
Basic earnings per share....................................   $0.57      $0.64      $0.84
Diluted earnings per share(2)(3)............................    0.45       0.61       0.80
Book value per common share(1)(2)(4)........................                          5.97

                                                               FISCAL YEAR ENDED MARCH 31,
                                                              -----------------------------
                                                               1996       1997       1998
                                                              -------    -------    -------
EQUIVALENT PRO FORMA COMBINED -- HYPERION(5)
Basic earnings per share....................................   $0.54      $0.61      $0.80
Diluted earnings per share..................................    0.43       0.58       0.76
Book value per common share.................................                          5.67

---------------
(1) Historical book value per common share is computed by dividing total stockholders' equity by the number of common shares outstanding at the end of the period. Pro forma combined book value per common share is computed by dividing pro forma stockholders' equity by the pro forma number of shares of common stock outstanding.

(2) The unaudited pro forma condensed combined balance sheet as of March 31, 1998 gives effect to the Merger as if it had occurred on March 31, 1998, and combines the audited historical consolidated balance sheet of Arbor and the unaudited consolidated balance sheet of Hyperion as of March 31, 1998. The unaudited pro forma condensed combined statements of income give effect to the Merger, as if it had occurred at the beginning of the earliest period presented. The unaudited pro forma condensed statements of income for the fiscal years ended March 31, 1996 and 1997 combine the audited historical consolidated statements of operations of Arbor for each of the fiscal years in the two year period ended March 31, 1997 with the audited historical consolidated statements of income of Hyperion for each of the fiscal years in the two year period ended June 30, 1997. The unaudited pro forma condensed combined statement of income for the fiscal year ended March 31, 1998 combines the audited historical consolidated statement of operations of Arbor for the fiscal year ended March 31, 1998 with the unaudited historical consolidated statements of income of Hyperion for the nine months ended March 31, 1998 and the three months ended June 30, 1997. Consequently, Hyperion revenues of approximately $73,624,000 and net income of approximately $5,886,000 for the three months ended June 30, 1997 have been reflected in the unaudited pro forma condensed combined statements of income for both the fiscal years ended March 31, 1997 and 1998. In addition, it is estimated that the combined company will incur costs of $20 million associated with the Merger, consisting primarily of costs for financial advisory services and legal fees, and costs associated combining the operations of the two companies. These nonrecurring costs are reflected in the unaudited pro forma condensed combined balance sheet at March 31, 1998 as a reduction, net of estimated tax benefits, to stockholders' equity and an increase in accrued expenses. These nonrecurring costs, which have not been reflected in the unaudited pro forma condensed combined statements of income, will be charged to operations principally in the fiscal quarter in which the Merger is consummated.

(3) Pro forma combined basic earnings per share is calculated by dividing the pro forma net income for the combined company by the weighted average number of shares outstanding of Arbor Common Stock during the period, and the weighted average number of shares outstanding of Hyperion Common Stock during the period multiplied by the exchange ratio of 0.95 of a share of Arbor Common Stock for each share of Hyperion Common Stock. Pro forma combined diluted earnings per share is calculated by dividing the pro forma net income for the combined company by the weighted average number of shares and potential common shares outstanding of Arbor Common Stock during the period, and the weighted average number of shares and potential common shares outstanding of Hyperion Common Stock during the period multiplied by the exchange ratio of 0.95 of a share of Arbor Common Stock for each share of Hyperion Common Stock.

(4) Pro forma combined book value per common share is calculated by dividing the pro forma book value for the combined company by the number of shares of common stock outstanding of Arbor at the end of the period, and the number of shares of common stock outstanding of Hyperion at the end of the period multiplied by the exchange ratio of 0.95 of a share of Arbor Common Stock for each share of Hyperion Common Stock.

(5) The Equivalent Pro Forma Combined -- Hyperion amounts are calculated by multiplying the Pro Forma Combined -- Arbor per share amounts by the exchange ratio of 0.95.

         MARKET PRICE AND DIVIDENDS ON ARBOR AND HYPERION COMMON STOCK

     Arbor Common Stock is traded on the Nasdaq National Market under the symbol "ARSW" and Hyperion Common Stock is traded on the Nasdaq National Market under the symbol "HYSW." Trading of Arbor Common Stock began on November 7, 1995, and trading of Hyperion Common Stock began on October 25, 1991.

     The following table sets forth the closing price per share of Arbor Common Stock and Hyperion Common Stock, as reported by the Nasdaq National Market, on
(a) May 22, 1998, the last full trading day preceding the date of the announcement of the execution of the Plan of Merger by Arbor and Hyperion, and
(b) July 10, 1998, the latest practicable trading day before printing this Joint Proxy Statement/Prospectus, as well as the equivalent pro forma per share value of Hyperion Common Stock based on the Exchange Ratio of 0.95 and the Arbor Common Stock prices as of such dates. Arbor stockholders and Hyperion stockholders are strongly encouraged to obtain current market information for shares of Arbor Common Stock and Hyperion Common Stock. The current market quotations for the Arbor Common Stock and the Hyperion Common Stock may be obtained on the World Wide Web at http://www.nasdaq.com. See "Risk
Factors -- Possible Volatility of Common Stock and Notes."

                                                                                           HYPERION
                                                               ARBOR        HYPERION      EQUIVALENT
                                                              COMMON         COMMON           PER
                                                            STOCK PRICE    STOCK PRICE    SHARE PRICE
                                                            -----------    -----------    -----------
May 22, 1998..............................................   42$1/8         38$1/8           $ 40
July 10, 1998.............................................   36$1/2         34$5/8         34$5/8

     Apart from the publicly disclosed information concerning Arbor which is included in this Joint Proxy Statement/Prospectus, Arbor cannot state with certainty what factors account for changes in the market price of the Arbor Common Stock. See "Risk Factors -- Possible Volatility of Common Stock and Notes."

     The following table sets forth, for the fiscal quarters indicated, the reported high and low closing prices of Arbor Common Stock and Hyperion Common Stock on the Nasdaq National Market. For purposes of comparison, the Hyperion Common Stock price information is presented for the fiscal periods of Arbor rather than for Hyperion's historical fiscal periods.

                                                              ARBOR            HYPERION
                                                           COMMON STOCK      COMMON STOCK
                                                          --------------    --------------
                                                          HIGH      LOW     HIGH      LOW
                                                          -----    -----    -----    -----
Fiscal Year Ended March 31, 1997:
  First Quarter.........................................  $79 1/4  $43 1/4  $21      $10 3/4
  Second Quarter........................................   61 5/   34        15 3/    10 5/
  Third Quarter.........................................   42 3/    21 3/    24 9/1   14 1/
  Fourth Quarter........................................   36 1/    24 1/    26 3/    16 1/
Fiscal Year Ended March 31, 1998:
  First Quarter.........................................  $35 1/4  $18 1/2  $22 3/8  $14 1/4
  Second Quarter........................................   50 3/    34 13/1 32        21 5/1
  Third Quarter.........................................  51       29        45 3/1   29 1/
  Fourth Quarter........................................   46 7/1   34 1/    44 1/    31 3/
Fiscal Year Ending March 31, 1999:
  First Quarter.........................................  $49 1/4  $31 1/8  $46 7/8  $28 1/4
  Second Quarter (through July 10, 1998)................   36 1/    30 7/    34 5/    27 15/1

     As of July 6, 1998 (the record date for the Arbor Annual Meeting and the Hyperion Special Meeting), there were approximately 260 holders of record of Arbor Common Stock and approximately 132 holders of record of Hyperion Common Stock. No cash dividends have been paid on the Arbor Common Stock since Arbor's initial public offering in November 1995. Arbor does not anticipate paying cash dividends in the foreseeable future.

     Hyperion has never declared or paid any cash dividends on its capital stock. Hyperion currently anticipates that it will retain any future earnings for use in its business and does not anticipate paying any cash dividends in the foreseeable future. Hyperion's credit agreement with The Bank of New York contains covenants that restrict the ability of Hyperion to pay dividends.

     Prior to Arbor's initial public offering on November 7, 1995, there was no public market for Arbor's Common Stock. On May 22, 1998, the last full trading day before the date of the commencement of the execution of the Plan of Merger by Arbor and Hyperion, the closing price of Arbor Common Stock and Hyperion Common Stock as reported by the Nasdaq National Market was $42 1/8 and $38 1/8 per share, respectively. On July 10, 1998, the last trading day for which quotations were available at the time of printing this Joint Proxy Statement/Prospectus, the closing sale price of Arbor Common Stock and Hyperion Common Stock as reported by the Nasdaq National Market was $36 1/2 and $34 5/8 per share, respectively.

                                  RISK FACTORS

     This Joint Proxy Statement/Prospectus contains Forward-Looking Statements. Actual results could differ materially from those projected in the Forward-Looking Statements as a result of the factors set forth below and other matters described elsewhere in this Joint Proxy Statement/Prospectus. See "Forward-Looking Statements." The following risk factors, in addition to the other information contained or incorporated by reference herein, should be considered carefully in evaluating the proposals to be considered and voted upon at each of the Arbor Annual Meeting and the Hyperion Special Meeting and the acquisition of the securities offered hereby. For periods following the Merger, references to the services, business, financial results or financial condition of Hyperion Solutions and references to the "combined company" should be considered to refer to Hyperion Solutions and its subsidiaries, including Hyperion, unless the context requires otherwise.

UNCERTAINTY RELATING TO INTEGRATION OF MULTIPLE OPERATIONS AND PRODUCT LINES; MANAGEMENT OF GROWTH

     The integration of Hyperion's and Arbor's business and personnel following the Merger presents difficult challenges for the management of the combined company. Further, both Arbor and Hyperion entered into the Plan of Merger with the expectation that the Merger will result in synergies for the combined company. The combined company, however, will be more complex and diverse than either Arbor or Hyperion individually, and the combination and continued operation of their business operations will be difficult. While the management and Boards of both Arbor and Hyperion believe that the combination of Arbor and Hyperion can be effected in a manner that will realize the value of the combined company, the management group of the combined company has limited experience in combinations of this complexity or size. Accordingly, there can be no assurance that the process of effecting the business combination can be effectively managed to realize the synergies anticipated to result therefrom.

     Arbor and Hyperion entered into the Plan of Merger, among other reasons, in order to achieve potential mutual benefits from combining each of their respective expertise, product lines and distribution channels for the enterprise software market. Realization of these potential benefits will require, among other things, integrating the companies' respective product offerings and coordinating the combined company's sales and marketing and research and development efforts. Arbor and Hyperion each have different systems and procedures in many operational areas that must be rationalized and integrated. There can be no assurance that such integration will be accomplished effectively, expeditiously or efficiently. The difficulties of such integration may be increased by the necessity of coordinating geographically separated divisions, integrating personnel with disparate business backgrounds and combining different corporate cultures. The integration of certain operations following the Merger will require the dedication of management resources that may temporarily distract attention from the day-to-day business of the combined company. The business of the combined company may also be disrupted by employee uncertainty and lack of focus during such integration. There can also be no assurance that the combined company will be able to retain all of its key technical, sales and other personnel. Failure to effectively accomplish the integration of the operations of Arbor and Hyperion could have a material adverse effect on the combined company's business, operating results and financial condition. Moreover, uncertainty in the marketplace or customer hesitation relating to the Merger could negatively affect the combined company's business, operating results and financial condition.

     Arbor and Hyperion have experienced periods of rapid growth and expansion that has placed and will continue to place significant strains upon their respective management systems and resources. The combined company's ability to compete effectively and to manage future growth, if any, will require the combined company to continue to implement and improve operational, financial and management information systems on a timely basis and to expand, train, motivate and manage its work force. There can be no assurance that the combined company's personnel, systems, procedures and controls will be adequate to support the combined company's operations.

FIXED MERGER CONSIDERATION DESPITE POTENTIAL CHANGES IN STOCK PRICES

     Pursuant to the Plan of Merger, each share of Hyperion Common Stock outstanding at the close of the Merger will be converted into the right to receive 0.95 of a share of Arbor Common Stock. The Exchange

Ratio is a fixed number and will not be adjusted in the event of any increases or decreases in the price of either Arbor Common Stock or Hyperion Common Stock. The prices of Arbor Common Stock and Hyperion Common Stock at the Effective Time may vary from their respective prices at the date of this Joint Proxy Statement/Prospectus and at the date of the Arbor Annual Meeting and the Hyperion Special Meeting. Such variations may be the result of changes in the business operations or prospects of Arbor or Hyperion, market assessments of the likelihood that the Merger will be consummated, the timing thereof, the prospects of the Merger and post-Merger operations, regulatory considerations and general market and economic conditions. Because the Effective Time may occur at a date later than the Arbor Annual Meeting and Hyperion Special Meeting, there can be no assurance that the prices of Arbor Common Stock and Hyperion Common Stock on the date of the Arbor Annual Meeting and Hyperion Special Meeting will be indicative of their respective prices at the Effective Time. Stockholders of Arbor and Hyperion are urged to obtain current market quotations for Arbor Common Stock and Hyperion Common Stock.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the Arbor Board and Hyperion Board with respect to the Merger and the Plan of Merger, Arbor and Hyperion stockholders should be aware that certain members of Arbor's and Hyperion's management and Boards of Directors have interests in connection with the Merger and the agreements and transactions contemplated thereby that are in addition to those of Arbor and Hyperion stockholders generally. See "The Merger and Related Transactions -- Management of Hyperion Solutions Following the Merger; Interests of Certain Persons in the Merger" and "-- Director and Officer Indemnification."

FLUCTUATIONS IN QUARTERLY RESULTS; FUTURE OPERATING RESULTS UNCERTAIN

     The quarterly operating results of Hyperion have varied, and it is anticipated that the quarterly operating results of Arbor and Hyperion, if the Merger is not consummated, and, if the Merger is consummated, the combined company could vary significantly in the future depending on a number of factors, including: (i) demand for the combined company's software products; (ii) the number, timing and significance of product enhancements and new product announcements by the combined company and its current or future competitors;
(iii) changes in pricing policies by the combined company or its competitors;
(iv) the level of price and product competition; (v) unanticipated events or announcements relating to the Merger; (vi) the integration of newly acquired products, technologies and businesses, if any, by the combined company; (vii) the impact of acquisitions by competitors and indirect channel partners; (viii) changes in the mix of indirect channels through which the combined company's products are offered; (ix) customer order deferrals in anticipation of enhancements to the combined company's products or enhancements or new products of competitors or in anticipation of the Merger; (x) the ability of the combined company to develop, introduce and market new and enhanced versions of its enterprise software and complementary products on a timely basis; (xi) changes in the combined company's sales incentive strategy; (xii) the timing of revenue recognition under the combined company's agreements and changes in accounting standards with respect to revenue recognition; (xiii) the size, timing and structure of significant licenses; (xiv) changes in the combined company's strategy; (xv) the level of the combined company's international revenues; (xvi) the renewal of maintenance and support agreements; (xvii) product life cycles; (xviii) software defects and other product quality problems; (xix) personnel changes; (xx) changes in the level of operating expenses; (xxi) foreign currency exchange rates; and (xxii) general domestic and international economic and political conditions. In addition, it is anticipated that the quarterly operating results of Arbor, if the Merger is not consummated, and, if the Merger is consummated, the combined company could vary significantly in the future depending on the successful development and marketing of platform-specific versions of the companies' products by certain third parties that independently market such versions. The operating results of many software companies reflect seasonal trends, and the combined company's business, operating results and financial condition may experience comparatively slower growth in its first fiscal quarter and summer months. Each of Arbor and Hyperion sells substantially more product towards the end of each quarter, particularly in the last two weeks of the quarter, due in part to established buying patterns within the software industry. Each of Arbor and Hyperion experience traditionally slow purchase activity in the summer months, and Hyperion also exper-iences reduced purchase activity in the corporate financial applications market during the quarter ending March 31, as many potential customers are busy with their year-end closing and financial reporting. In any case, due to the relatively fixed nature of certain costs, including personnel and facilities expenses, a decline or shortfall in quarterly and/or annual revenues typically results in lower profitability or may result in losses. Arbor and Hyperion anticipate that these trends will continue with the combined company. As a result, the magnitude of any quarterly fluctuations may not become evident until the last few days of a quarter. In addition, Arbor and Hyperion orders are typically shipped shortly after receipt, and as a result each of Arbor and Hyperion has had limited ability to predict quarterly revenues at the beginning of any quarter. As a result, Arbor's and Hyperion's license revenues in any quarter are substantially dependent on orders booked and shipped in that quarter.

     Due to all of the foregoing, Arbor's and Hyperion's revenues for any future quarter are not predictable, and the combined company's revenues for any future period are not expected to be predictable, with any significant degree of accuracy. Quarterly revenues are also difficult to forecast because Arbor's and Hyperion's sales cycle, from initial evaluation to license and maintenance and support purchases, varies substantially from customer to customer. Accordingly, Arbor and Hyperion believe that period-to-period comparisons of their operating results are not necessarily meaningful and should not be relied upon as indications of future performance. Although each of Arbor and Hyperion has experienced significant growth in total revenues in recent years, neither Arbor nor Hyperion believes that historical growth rates are sustainable. Accordingly, the rate at which each of Arbor and Hyperion has grown in the past should not be considered indicative of future revenue growth, if any, or future operating results of the combined company.

     Arbor's and Hyperion's expense levels are based in significant part on Arbor's and Hyperion's respective expectations of future revenues and therefore are higher than past expense levels, and are relatively fixed in the short run. If revenue levels are below expectations, net income is likely to be disproportionately affected. There can be no assurance that the combined company will be able to achieve or maintain profitability on a quarterly or annual basis. In addition, it is possible that in some future quarter the combined company's operating results will be below the expectations of public market analysts or investors. In such event, or in the event that adverse conditions prevail or are perceived to prevail generally or with respect to the combined company's business, the price of Hyperion Solutions' Common Stock would likely be materially adversely affected.

COMPETITION

     The markets in which Arbor and Hyperion compete, and the markets in which Hyperion Solutions will compete, are intensely competitive, highly fragmented and characterized by rapidly changing technology and evolving standards. Arbor's current and potential competitors offer a variety of planning and analysis software solutions and generally fall within three categories: (i) vendors of multidimensional database and analysis software; (ii) vendors of dedicated software applications for budgeting and financial consolidation; and (iii) vendors of relational/on-line analytical processing database software. Hyperion faces competition from a variety of financial analytic application vendors and software tool vendors, as well as from software developed by IT departments of potential customers. Many of Hyperion's existing and potential customers utilize legacy software developed internally for mainframes or minicomputers. The market for client/server and internet/intranet-enabled corporate financial software is still an emerging one. As markets develop for products of the combined company, additional competitors may enter or expand into those markets and competition may intensify.

     Each of Arbor and Hyperion has experienced, and it is anticipated that the combined company will continue to experience, increased competition from current and potential competitors, many of whom have significantly greater financial, technical, marketing and other resources than Arbor, Hyperion or the combined company. Such competitors may be able to respond more quickly to new or emerging technologies and changes in customer requirements or devote greater resources to the development, promotion and sale of their products than the combined company. Also, certain current and potential competitors have greater name recognition or more extensive customer bases that could be leveraged, thereby gaining market share to the combined company's detriment. The combined company expects additional competition as other established and emerging companies enter into the enterprise software market and new products and technologies are introduced. In addition, as the combined company develops and enhances its enterprise software and complementary products, the resulting new functionality may duplicate the functionality of, and thus compete with, other products offered by indirect channel partners. Increased competition could result in price reductions, fewer customer orders, reduced gross margins and loss of market share, any of which would materially adversely affect the combined company's business, operating results and financial condition.

     The combined company's future success will depend in part upon the availability of third party tools and applications that address customer requirements and work with Arbor Essbase through Arbor's Arbor Essbase Application Programming Interface ("API"). Failure by third parties to support Arbor's API, or failure by the combined company to maintain, develop and market competitive analytic applications or to adopt industry standard API's, if and when they emerge, could materially adversely affect the combined company's business, operating results and financial condition.

     Current and potential competitors may make strategic acquisitions or establish cooperative relationships among themselves or with third parties, thereby increasing the ability of their products to address the needs of Arbor's and Hyperion's existing customers and the combined company's prospective customers. Further competitive pressures, such as those resulting from competitors' discounting of their products, may require the combined company to reduce the price of its enterprise software and complementary products, which would materially adversely affect the combined company's business, operating results and financial condition. There can be no assurance that the combined company will be able to compete successfully against current and future competitors, and the failure to do so would have a material adverse effect upon the combined company's business, operating results and financial condition.

COST OF INTEGRATION; TRANSACTION EXPENSES

     Transaction costs relating to the Merger and the anticipated combination of certain operations of Arbor and Hyperion are expected to result in one-time charges to the combined company's earnings. Although it will not be feasible to determine the actual amount of these charges until the operational and transition plans are completed, the management of Arbor and Hyperion believe that the aggregate charge will be $20 million before taxes, although such amount may be increased by unanticipated additional expenses incurred in connection with the Merger. This aggregate charge is expected to include the estimated costs associated with financial advisory, accounting and legal fees, printing expenses, filing fees and other merger-related costs. While the exact timing of these expenses cannot be determined at this time, it is anticipated that this aggregate charge to earnings will be recorded principally in the quarter in which the Merger is consummated. In addition, in the third quarter of fiscal 1998, Arbor incurred an expense of $3.0 million for acquired in-process technology associated with Arbor's acquisition of AppSource Corporation. See "Unaudited Pro Forma Condensed Combined Financial Statements."

POTENTIAL DILUTIVE EFFECT TO STOCKHOLDERS

     Although Arbor and Hyperion believe that beneficial synergies will result from the Merger, there can be no assurance that the combining of Arbor's and Hyperion's businesses, even if achieved in an efficient and effective manner, will result in combined results of operations and financial condition superior to that which would have been achieved by each company independently, or as to the period of time required to achieve such result. There is no assurance that Arbor stockholders or Hyperion stockholders would not achieve greater returns on their respective investments were Arbor or Hyperion to remain independent companies.

SHARES ELIGIBLE FOR PUBLIC SALE

     Sales of substantial amounts of the Common Stock of Hyperion Solutions in the public market after the consummation of the Merger could materially adversely affect prevailing market prices of the Common Stock of the combined company. The shares of Arbor Common Stock to be issued in the Merger as well as the shares issued in Arbor's acquisition of AppSource Corporation during December 1997 will be eligible for immediate sale in the public market, subject to certain limitations under the Securities Act applicable to affiliates of the combined company and certain agreements to be entered into by certain affiliates of Arbor and

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

Hyperion which prohibit such persons from disposing of any shares of the Common Stock of Hyperion Solutions during the period immediately following the Effective Time. See "The Merger and Related Transactions -- Resale of Arbor Common Stock; Agreements with Affiliates."

FUTURE ACQUISITION-RELATED RISKS

     It is anticipated that a key component of the combined company's growth strategy will be the acquisition of complementary businesses, products and technologies that meet the combined company's criteria for revenues, profitability, growth potential and operating strategy. The successful implementation of this strategy depends on the combined company's ability to identify suitable acquisition candidates, acquire such companies on acceptable terms and integrate their operations successfully with those of the combined company. There can be no assurance that the combined company will be able to identify suitable acquisition candidates or that the combined company will be able to acquire such candidates on acceptable terms. Moreover, in pursuing acquisition opportunities the combined company may compete with other companies with similar growth strategies. Certain of these competitors may be larger and have greater financial and other resources than the combined company. Competition for these acquisition targets could also result in increased prices of acquisition targets and a diminished pool of companies available for acquisition. Acquisitions, such as Arbor's acquisition of AppSource Corporation in December 1997 and Hyperion's acquisition of Pillar Corporation in November 1994, involve a number of other risks, including, among other things, adverse effects on the combined company's reported operating results from goodwill amortization, acquired in-process technology, stock compensation expense and increased compensation expense resulting from newly hired employees, difficulties in managing diverse geographic sales and research and development operations, the diversion of management attention, potential disputes with the sellers of acquired entities and the possible failure to retain key acquired personnel and the impairment of relationships with employees and strategic partners as a result of such acquisitions or the integration of new personnel. Due to the foregoing, the combined company's pursuit of an acquisition strategy or any individual acquisition may have a material adverse effect on the combined company's business, operating results and financial condition.

     The combined company's future performance will depend on its ability to integrate any acquired organization, which, even if successful, may take a significant period of time, will place a significant strain on the combined company's resources, and could subject the combined company to additional expenses. As a result, there can be no assurance that the combined company will be able to integrate acquired businesses successfully or in a timely manner in accordance with its strategic objectives. If the combined company is unable to manage acquisition-based growth effectively, the combined company's business, operating results and financial condition will be materially adversely affected.

DEPENDENCE UPON INDIRECT CHANNEL PARTNERS

     In addition to its direct sales force, each of Arbor and Hyperion relies on indirect channel partners such as original equipment manufacturers ("OEMs"), value added resellers ("VARs") and distributors for licensing and support of its products in the United States and internationally. Sales by Arbor's indirect channel partners for Arbor's fiscal years ended March 31, 1996, 1997 and 1998 were 28%, 25% and 23% of Arbor's total revenues, respectively. Sales by Hyperion's indirect channel partners, including independent sales agents, for Hyperion's fiscal years ended June 30, 1995, 1996 and 1997 were 4%, 4% and 3% of Hyperion's total revenues, respectively. Arbor's and Hyperion's indirect channel partners generally offer products of several different companies, including, in some cases, products that compete with the products offered by Arbor or Hyperion. Further, as the combined company enhances the functionality in its products and develops complementary products or expands its product offerings through acquisition or other means, such enhancements and complementary products may duplicate the functionality of products already offered by the combined company's channel partners. In such event, sales of the combined company's products by such channel partner may decline. There can be no assurance that Arbor's and Hyperion's current indirect channel partners will elect, or be able, to market or support the combined company's products effectively or be able to release their products embedded with Arbor or Hyperion products in a timely manner, that the combined company will be able to effectively manage channel conflicts, that economic conditions or industry demand will not adversely affect these or other indirect channel partners or that these indirect channel partners will not devote greater resources to marketing and supporting the products of other companies. No assurance can be given that revenues derived from indirect channel partners will not fluctuate significantly in subsequent periods or terminate entirely. Arbor has been involved in litigation with a significant channel partner and, although such litigation has been settled, there can be no assurance that there will be no future disputes with current or future channel partners. Such disputes could materially adversely affect the combined company's business, operating results and financial condition.

PRODUCT CONCENTRATION; DEPENDENCE UPON THE MARKET FOR ENTERPRISE SOFTWARE

     Hyperion derives approximately 60% and 20% of its worldwide total revenues from licenses and related services for its Hyperion Enterprise and Hyperion Pillar products, respectively. Accordingly, any reduction in demand or increase in competition in the market for financial consolidation and reporting software or corporate budgeting and financial planning software, or decline in sales of such products, in particular Hyperion Enterprise, could have a material adverse effect on Hyperion's business and financial condition.

     All of Arbor's revenues to date have been derived from licenses for Arbor Essbase and complementary products and services. It is anticipated that Arbor Essbase-related revenues, including revenues from complementary products, as well as maintenance and support contracts, will continue to account for a significant portion of the combined company's revenues for the foreseeable future. As a result, it is anticipated that the combined company's future operating results will be dependent upon continued market acceptance of Hyperion Enterprise, Arbor Essbase and Hyperion Pillar, enhancements and extensions thereto and applications and tools therefor. There can be no assurance that these products will achieve continued or increased market acceptance or that the combined company will be successful in marketing these products, enhancements thereto or applications therefor. A decline in demand for, or market acceptance of, these products as a result of competition, technological change or other factors would have a material adverse effect on the combined company's business, operating results and financial condition. The combined company intends to continue its efforts to improve and enhance Arbor Essbase by maintaining its commitment to an open architecture, extending its partnerships, integrating third party technologies, enhancing its linkage with leading general-purpose database management systems, continuing to evolve the Arbor Essbase OLAP Server, and developing complementary products. No assurance can be given that such efforts will enhance the value of the combined company's product offerings to customers.

     Although sales of Arbor Essbase have increased in recent years, the market in which Arbor competes is undergoing rapid change, and there can be no assurance that existing customers will continue to purchase or that potential customers will purchase Arbor Essbase and complementary products. Arbor has spent, and it is anticipated that the combined company will continue to spend, considerable resources educating potential customers about Arbor Essbase and its functions and the market for OLAP and enterprise software solutions. However, there can be no assurance that such expenditures will enable Arbor Essbase to achieve any additional degree of market acceptance, and if the market for Arbor Essbase or utilization of OLAP tools and complementary applications in general fails to grow or grows more slowly than Arbor currently anticipates, the combined company's business, operating results and financial condition would be materially adversely affected. Historically, the software industry has experienced significant periodic downturns, often in connection with, or in anticipation of, declines in general economic conditions during which MIS budgets often decrease. As a result, the combined company's business, operating results and financial condition may in the future reflect substantial fluctuations from period to period as a consequence of patterns and general economic conditions in the software industry.

HIRING AND RETENTION OF PERSONNEL

     The combined company's future operating results will depend in significant part upon the continued service of its key technical, sales and senior management personnel. Few of the combined company's employees are bound by employment or non-competition agreements, and due to the intense competition for such personnel, as well as the uncertainty caused by the integration of Arbor's and Hyperion's businesses, it is possible that the combined company will be unable to retain such key technical, sales and senior managerial personnel. The combined company's future success also depends on its ability to attract and retain additional highly qualified technical, sales and managerial personnel. Competition for such personnel is intense, and there can be no assurance that the combined company will be able to retain its key managerial, technical or sales personnel or attract such personnel in the future. Each of Arbor and Hyperion has at times experienced and continues to experience difficulty in recruiting qualified personnel, and there can be no assurance that the combined company will not experience such difficulties in the future, particularly in the San Francisco Bay Area, where the employment market for qualified marketing, finance and engineering personnel is extremely competitive. Each of Arbor and Hyperion, either directly or through personnel search firms, actively recruits qualified research and development, financial and sales personnel. If the combined company is unable to hire and retain qualified personnel in the future, such inability could have a material adverse effect on the combined company's business, operating results and financial condition. As stock options are a customary component of compensation packages in the software industry, the combined company will need to increase the size of its stock option pool, and there can be no assurance that requisite stockholder approval will be achieved. Without adequate stock option reserves, recruiting may be increasingly difficult. See "Other Information for Arbor Annual Meeting -- Proposal
Two -- Amendment of Arbor 1995 Stock Option/Stock Issuance Plan" and "Other Information for Arbor Annual Meeting -- Proposal Three -- Amendment of Arbor Employee Stock Purchase Plan."

RISKS ASSOCIATED WITH INTERNATIONAL OPERATIONS

     The combined company's future financial performance will depend in large part on the growth and performance of the combined company's international operations. Arbor maintains sales and service offices in 11 cities outside the United States and Hyperion maintains sales and service offices in 24 cities outside the United States. Each of Arbor and Hyperion is currently investing significant time, financial resources and management attention to developing its international operations, including the development of certain third party distributor relationships and the hiring of additional sales representatives. However, there can be no assurance that the combined company will be successful in expanding its international operations or that the combined company will be able to maintain or increase international market demand for Arbor's and Hyperion's enterprise software products. To the extent that the combined company is unable to do so in a timely manner, the combined company's international sales will be limited, and the combined company's business, operating results and financial condition would be materially adversely affected. In the event of a dispute with an international distributor, it is possible that the combined company would incur additional costs and expenses and certain obstacles to termination of the relationship, as the laws of certain foreign jurisdictions are more favorable to distributors than those of the United States. In addition, as the combined company establishes and protects its trademarks in jurisdictions outside the United States, it is possible it will encounter opposition from entities claiming rights to such trademarks in those jurisdictions.

     Included in Arbor's total revenues are direct export sales from the United States to international customers. Arbor's international revenues, which are attributable primarily to direct export sales to customers in Europe, accounted for 10%, 13% and 16% of total revenues in Arbor's fiscal years ended March 31, 1996, 1997 and 1998, respectively. Hyperion's international revenues accounted for 28%, 33% and 36% of total revenues in Hyperion's fiscal years ended June 30, 1995, 1996 and 1997, respectively. International sales are subject to inherent risks, including the impact of possible recessionary environments in economies outside the United States, higher costs of doing business, costs of localizing products for different languages, longer receivables collection periods and greater difficulty in accounts receivable collection, unexpected changes in regulatory requirements, difficulties and costs of staffing and managing foreign operations, reduced protection for intellectual property rights in some countries, potentially adverse tax consequences and political and economic instability. There can be no assurance that the combined company or its indirect channel partners will be able to sustain or increase international revenues from international licenses and maintenance, support and other services, or that the foregoing factors will not have a material adverse effect on the combined company's future international revenues and, consequently, on the combined company's business, operating results and financial condition. Arbor's and Hyperion's direct international sales are currently denominated in either United States dollars or local currency. Although neither Arbor's nor Hyperion's exposure to currency fluctuations has been material to date, there can be no assurance that fluctuations in the currency exchange rates in the future will not have a material adverse impact on revenues from direct international sales and thus the combined company's business, operating results or financial condition. Sales generated by Arbor's indirect channel partners are currently paid to Arbor in United States dollars. If, in the future, international indirect sales are denominated in local currencies, foreign currency translations may contribute to significant fluctuations in, and could have a material adverse effect upon, the combined company's business, operating results and financial condition.

RISKS ASSOCIATED WITH NEW VERSIONS AND NEW PRODUCTS; RAPID TECHNOLOGICAL CHANGE

     The software industry, and specifically the markets in which Arbor and Hyperion each compete, is characterized by rapid technological change, frequent introductions of new products, changes in customer demands and evolving industry standards. The introduction of products embodying new technologies and the emergence of new industry standards can render existing products obsolete and unmarketable. The life cycle of each version of the products offered by each of Arbor and Hyperion is difficult to estimate. The combined company's future success will depend upon its ability to address the increasingly sophisticated needs of its customers by developing and introducing enhancements to its products on a timely basis that keep pace with technological developments and emerging industry standards and customer requirements. There can be no assurance that the combined company will be successful in developing and marketing enhancements to its products that respond to technological change, evolving industry standards or customer requirements, that the combined company will not experience difficulties that could delay or prevent the successful development, introduction and sale of such enhancements or that such enhancements will adequately meet the requirements of the marketplace and achieve any significant degree of market acceptance. Each of Arbor and Hyperion has in the past experienced delays in the release dates of enhancements to its products. If the release dates of any future product enhancement are delayed, or if when released, such products fail to achieve market acceptance, the combined company's business, operating results and financial condition could be materially adversely affected. There can be no assurance that the introduction or announcement of new product offerings by the combined company or the combined company's competitors will not cause customers to defer or forego purchases of current versions of Arbor or Hyperion products, which could have a material adverse effect on the combined company's business, operating results and financial condition.

RISK OF SOFTWARE DEFECTS

     Software products as internally complex as those offered by Arbor and Hyperion frequently contain errors or defects, especially when first introduced or when new versions or enhancements are released. Despite product testing, each of Arbor and Hyperion has in the past released versions of its products with defects and has discovered software errors in those products after their introduction. Although neither Arbor nor Hyperion has experienced material adverse effects resulting from any such defects and errors to date, there can be no assurance that, despite testing by the combined company and by current and potential customers, defects and errors will not be found in new versions or enhancements after commencement of commercial shipments resulting in loss of revenues or delay in market acceptance, which could have a material adverse effect upon the combined company's business, operating results and financial condition. See "-- Year 2000 Compliance."

RISKS ASSOCIATED WITH LITIGATION AND RELATED COSTS

     Arbor's ongoing litigation with Gentia Software plc (formerly known as Planning Sciences International plc and Planning Sciences, Inc.) ("Gentia Software") has resulted in increased legal costs to Arbor and will continue to result in increased legal costs to the combined company. No assurance can be given as to when the litigation proceedings will be resolved or that management will not be distracted from their normal duties as a result of the proceedings. Arbor believes that it has meritorious claims against Gentia Software and meritorious defenses against Gentia Software's claims that U.S. Patent No. 5,359,724 (the " '724 patent"), owned by Arbor, is invalid, and intends to pursue vigorously its claims and defend against Gentia Software's claims. In addition, Gentia Software has filed two requests for reexamination of the '724 patent by the U.S. Patent and Trademark Office, both of which have been granted. The reexamination proceedings are currently pending. The outcomes of the Gentia Software litigation and the patent reexamination proceedings are uncertain at this time, and no assurance can be given that the outcome of the litigation will be in the combined company's favor, or that the U.S. Patent and Trademark Office will not declare the '724 patent invalid or narrow the scope of its claims. Arbor's management believes that the outcome of the Gentia Software litigation or the reexamination proceedings will not have a material adverse effect on the combined company's business, operating results or financial condition. However, should the '724 patent be declared invalid or the scope of its claims narrowed, competitors may be able to implement the technology described in the '724 patent, which could result in increased competition. Increased competition could materially adversely affect the combined company's future business. See "-- Competition" and "Arbor Business -- Pending and Potential Litigation."

PROPRIETARY RIGHTS AND RISKS OF INFRINGEMENT

     Each of Arbor and Hyperion relies primarily on a combination of patent, copyright and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect its proprietary rights. Arbor and Hyperion also believe that factors such as the technological and creative skills of their personnel, new product developments, frequent product enhancements, name recognition and reliable product maintenance are essential to establishing and maintaining a technology leadership position. Each of Arbor and Hyperion seeks to protect its software, documentation and other written materials under contract, trade secret and copyright laws, which afford only limited protection. Arbor currently has one United States patent and corresponding patent applications pending in Europe and Canada. Hyperion currently has three United States patents, one foreign patent and a number of patent applications pending in the United States and abroad. There can be no assurance that Arbor's and Hyperion's patents will not be invalidated, circumvented or challenged, that the rights granted thereunder will provide competitive advantages to the combined company or that any of Arbor's and Hyperion's pending, or the combined company's future patent applications, whether or not being currently challenged before applicable governmental patent agencies, will be issued with the scope of the claims sought by Arbor, Hyperion or the combined company, if at all. Furthermore, there can be no assurance that others will not develop technologies that are similar or superior to the combined company's technology or design around the patents owned by the combined company. See "-- Risks Associated with Litigation and Related Costs."

     Despite Arbor's and Hyperion's efforts to protect their respective proprietary rights, unauthorized parties may attempt to copy aspects of the combined company's products or to obtain and use information that the combined company regards as proprietary. Policing unauthorized use of Arbor's and Hyperion's products is difficult, and while each of Arbor and Hyperion is unable to determine the extent to which piracy of its software products exists, software piracy can be expected to be a persistent problem for the combined company. In addition, the laws of some foreign countries do not protect Arbor's and Hyperion's proprietary rights as fully as do the laws of the United States. There can be no assurance that the combined company's means of protecting its proprietary rights in the United States or abroad will be adequate or that competitors will not independently develop similar technology. Arbor and Hyperion have each entered into source code escrow agreements with a number of its customers and indirect channel partners requiring release of source code under certain conditions. Such agreements provide that such parties will have a limited, non-exclusive right to use such code in the event that there is a bankruptcy proceeding by or against Arbor and Hyperion, if Arbor and Hyperion respectively ceases to do business or if Arbor and Hyperion respectively fails to meet its contractual obligations. The provision of source code may increase the likelihood of misappropriation by third parties.

     Arbor and Hyperion expect that software providers will increasingly be subject to infringement claims, particularly patent claims, as the number of products and competitors in Arbor's and Hyperion's markets grows and the functionality of products in different markets overlaps. Any such claims, with or without merit, could be time consuming to defend, result in costly litigation, divert management's attention and resources, cause product shipment delays or require the combined company to enter into royalty or licensing agreements. Such royalty or licensing agreements, if required, may not be available on terms acceptable to the combined company, if at all. In the event of a successful claim of product infringement against the combined company and failure or inability of the combined company to license the infringed or similar technology, the combined company's business, operating results and financial condition could be materially adversely affected. Arbor is currently engaged in litigation with Gentia Software concerning the enforcement and validity of the '724 patent. In addition, Gentia Software has filed two requests for reexamination of the '724 patent by the U.S. Patent and Trademark Office, both of which have been granted. The reexamination proceedings are currently pending. See "-- Risks Associated with Litigation and Related Costs."

     Each of Arbor and Hyperion relies upon certain software that it licenses from third parties, including software that is integrated with each of Arbor's and Hyperion's internally developed software and used in Arbor's and Hyperion's products to perform key functions. There can be no assurance that these third-party software licenses will continue to be available to the combined company on commercially reasonable terms. The loss of, or inability to maintain, any such software licenses could result in shipment delays or reductions until equivalent software could be developed, identified, licensed and integrated, which would materially adversely affect the combined company's business, operating results and financial condition. In addition, there can be no assurance that third parties will not claim infringement by the combined company with respect to the combined company's products or enhancements thereto.

YEAR 2000 COMPLIANCE

     Many currently installed computer systems and software products do not handle or process dates falling on or after the Year 2000 correctly, and as a result, in less than two years, such computer systems and/or software may need to be upgraded. Arbor does not believe that the functioning of Arbor Essbase is materially affected by dates containing the Year 2000 or subsequent years. This is due to the fact that Arbor Essbase does not store date information as a data type in its database and does not perform date calculations.

     Hyperion is assessing both the readiness of its internal business information systems for handling the Year 2000 and the compliance of products sold by Hyperion. Hyperion has determined that it will need to modify or replace portions of its internal business information systems so that the systems will function properly with respect to dates in the Year 2000 and beyond. Hyperion has also initiated discussions with its significant vendors, service providers and large customers to evaluate Year 2000 issues, if any, relating to the interaction of their systems with Hyperion's internal systems. Hyperion anticipates that it will successfully address Year 2000 issues relating to its internal business information systems by the end of Hyperion's fiscal 1999. The cost of Hyperion's internal systems Year 2000 efforts is not expected to be material to Hyperion's financial position.

     Hyperion believes that its current products are Year 2000 compliant. However, prior versions of certain of these products currently installed at customer sites will require upgrading or other modifications to become Year 2000 compliant. Hyperion believes that it is not legally responsible for costs incurred by these customers to achieve Year 2000 compliance. However, there can be no assurance that these customers will not assert claims against Hyperion or the combined company with respect to Year 2000 issues.

     Hyperion accounting software, a product set formerly offered by Hyperion, is not Year 2000 compliant. Hyperion is aware of a limited number of customers continuing to use this product. Hyperion is, and the combined company will be, obligated under its agreements with certain of these customers to provide upgrades which are Year 2000 compliant. Hyperion expects to make available to these customers a Year 2000 compliant release of its accounting software prior to the end of calendar year 1998. Hyperion has also made available to these customers a migration path to a product which Hyperion believes is Year 2000 compliant, offered pursuant to Hyperion's alliance with Baan/Coda, a third-party provider of accounting software. There can be no assurance that customers of Hyperion's accounting software will migrate to such product. Hyperion does not expect the cost associated with this compliance effort, including planning, implementation and testing, to be material to the financial position of Hyperion or the combined company, although there can be no assurance that Hyperion or the combined company will not be required to incur significant unanticipated costs in relation to their compliance obligations.

     Arbor uses a significant number of computer software programs and operating systems in its internal operations. The use of computer programs that rely on two-digit date programs to perform computations and decision-making functions may cause computer systems to malfunction in the year 2000 and lead to significant business delays and disruptions. While Arbor believes that the key software applications that it uses are year

2000 compliant, to the extent that any of these software applications in its business are unable to appropriately interpret dates fully in or after the year 2000, some level of modification or possible replacement of such applications will be necessary. Arbor has received assurances that the software applications that it uses are year 2000 compliant and, as a result, Arbor at this time does not anticipate any significant expense in ensuring compliance. However, until the year 2000 arrives, Arbor cannot be absolutely certain that the assurances received are correct. Arbor has also initiated discussions with its significant vendors, service providers and large customers to evaluate Year 2000 issues, if any, relating to the interaction of their systems with Arbor's internal systems. Failure of third-party enterprises with which Arbor interacts to achieve year 2000 compliance could have a material adverse effect on Arbor's business, financial condition and results of operations. In the event there is a year 2000 problem, there can be no assurance that there will not be a delay in, or increased costs associated with, implementation of changes to address any such issues, which could have a material adverse effect on Arbor and its financial position and future results of operations.

     In addition, the combined company could be adversely impacted by Year 2000 issues in its internal computer systems, as well as by Year 2000 issues faced by customers, resellers and service providers. For example, customer allocations of financial resources to deal with this issue may reduce their ability to purchase the combined company's products. This reallocation of financial resources could have an adverse effect on the combined company's business, operating results and financial condition. Significant uncertainty exists in the software industry concerning the potential effects associated with such compliance. If any of the combined company's licensees experience Year 2000 problems, such licensee could assert claims for damages against the combined company. Any such litigation could result in substantial costs and diversion of the company's resources even if ultimately decided in favor of the company. The occurrence of any of the foregoing could have a material adverse effect on the combined company's business, operating results or financial condition.

PRODUCT LIABILITY

     Arbor's and Hyperion's license agreements with their customers typically contain provisions designed to limit Arbor's and Hyperion's exposure to potential product liability claims. It is possible, however, that the limitation of liability provisions contained in Arbor's and Hyperion's license agreements may not be effective as a result of federal, state or local laws or ordinances enacted in the future or judicial decisions. Although each of Arbor and Hyperion has not experienced any material product liability claims to date, the sale and support of enterprise software products by the combined company may entail the risk of such claims. A successful product liability claim brought against the combined company could have a material adverse effect upon the combined company's business, operating results and financial condition. See "-- Year 2000 Compliance."

POSSIBLE VOLATILITY OF COMMON STOCK AND NOTES

     The market price of each of Arbor's and Hyperion's Common Stock has fluctuated in the past, and it is likely that such market prices and the market price of the Common Stock of the combined company will continue to fluctuate in the future. In addition, the market price of Arbor's 4 1/2% Convertible Subordinated Notes due 2005 (the "Notes") has fluctuated in the past, and it is likely will continue to fluctuate in the future. Various factors, including quarterly fluctuations in results of operations, announcements of new products by the combined company or by its competitors, and changes in the software industry in general may significantly affect the market price of the combined company's Common Stock and the Notes. In addition, in recent years the stock market in general, and the shares of technology companies in particular, have experienced extreme price fluctuations. This volatility has had a substantial effect on the market prices of securities issued by Arbor, Hyperion and other high technology companies, often for reasons unrelated to the operating performance of the specific companies. The market prices of many high technology companies stocks are at or near their historical highs and reflect price/earning ratios substantially above historical norms. There can be no assurance that the market price of the combined company's Common Stock in the future will remain at or near the current level of Arbor's Common Stock. In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been instituted against that company. Such litigation, if instituted against the combined company, could result in substantial costs and a diversion of management attention and resources, which could have a material adverse effect on the combined company's business, financial condition and results of operation, even if the combined company is successful in such litigation. These market fluctuations, as well as general economic, political and market conditions such as recessions, may adversely affect the market price of Arbor's Common Stock and the Notes before the Closing of the Merger and the market price of the Common Stock and the Notes of Hyperion Solutions thereafter.

EFFECT OF CERTAIN CHARTER PROVISIONS; RIGHTS PLAN; CERTIFICATE OF INCORPORATION, BYLAWS, AND DELAWARE LAW

     Certain provisions of the Restated Certificate of Incorporation and Bylaws of Arbor as proposed to be in effect at the Effective Time, as well as certain provisions of Delaware law, could delay or make difficult a merger, tender offer or proxy contest involving the combined company. The authorized but unissued capital stock of the combined company will include 5,000,000 shares of preferred stock. The Arbor Board is authorized, and the Board of Directors of Hyperion Solutions will be authorized, to provide for the issuance of such preferred stock in one or more series and to fix the designations, preferences, powers and relative, participating, optional or other rights and restrictions thereof. Accordingly, the combined company may in the future issue a series of preferred stock, without further stockholder approval, that will have preference over the Common Stock of Hyperion Solutions with respect to the payment of dividends and upon liquidation, dissolution or winding-up of the combined company. Arbor has no current plans to issue shares of Preferred Stock, although Series A Junior Participating Preferred Stock has been designated for issuance under certain conditions, pursuant to Arbor's stockholder rights plan. See "Description of Arbor Capital Stock -- Preferred Stock," "Description of Arbor Capital
Stock -- Stockholder Rights Plan" and "The Merger and Related
Transactions -- Stockholders Rights Plans." Further, Section 203 of the DGCL, which will be applicable to the combined company, prohibits certain business combinations with certain stockholders for a period of three years after they acquire 15% or more of the outstanding voting stock of a corporation. In addition if the Arbor Merger Proposal is approved, the Restated Certificate of Incorporation of the combined company will provide that the Board of Directors of the combined company will be divided into three classes of directors, with each class serving a staggered three-year term. The classification of the Board of Directors has the effect generally of requiring at least two annual stockholder meetings, instead of one, to replace a majority of the Board members. Any of the foregoing could adversely affect holders of the combined company's Common Stock or discourage or make difficult any attempt to obtain control of the combined company. See "Description of Arbor Capital
Stock -- Antitakeover Provisions of the Certificate of Incorporation, Bylaws and Delaware Law."

                      PROPOSALS AND BOARD RECOMMENDATIONS

     This Joint Proxy Statement/Prospectus is furnished in connection with the solicitation by Arbor and by Hyperion of proxies to be voted, respectively, at the Arbor Annual Meeting to be held on August 20, 1998 and the Hyperion Special Meeting to be held on August 20, 1998. This Joint Proxy Statement/Prospectus is first being mailed to stockholders of Arbor and stockholders of Hyperion on or about July 15, 1998.

     The purpose of the Arbor Annual Meeting is to consider and vote upon the following proposals:

        1. To adopt the Arbor Merger Proposal, which consists of three separate sub-proposals: (a) the issuance of shares of Arbor Common Stock in connection with the Merger; (b) the Arbor Charter Amendment Proposal; and (c) the election of seven members to the Arbor Board. The enactment of each of the constituent proposals comprising the Arbor Merger Proposal is conditioned upon approval by the Arbor stockholders of all of such constituent proposals.

        2. To approve an amendment to the Arbor 1995 Option Plan to increase the number of shares of Arbor Common Stock reserved for issuance thereunder by 5,000,000 shares if the Arbor Merger Proposal is approved, or if the Arbor Merger Proposal is not approved, by 2,000,000 shares.

        3. To approve an amendment to Arbor's Employee Stock Purchase Plan to increase the number of shares of Arbor Common Stock reserved for issuance thereunder by 1,000,000 shares if the Arbor Merger Proposal is approved, or if the Arbor Merger Proposal is not approved, by 250,000 shares.

        4. If the Arbor Merger Proposal is not approved, to elect four directors to the Arbor Board.

        5. To ratify the appointment of PricewaterhouseCoopers LLP as Arbor's independent accountants for the fiscal year ending March 31, 1999.

        6. To transact such other business as may properly come before the Arbor Annual Meeting or any adjournments or postponements thereof.

     The purpose of the Hyperion Special Meeting is to consider and vote upon the Hyperion Merger Proposal. At the Effective Time, Merger Sub will be merged with and into Hyperion, the separate existence of Merger Sub will cease, all of the rights, privileges, powers, franchises, properties, assets, liabilities and obligations of Merger Sub will be vested in Hyperion and Hyperion will become a wholly owned subsidiary of Hyperion Solutions. See "The Merger and Related Transactions."

     THE ARBOR BOARD UNANIMOUSLY APPROVED THE MERGER AND THE TRANSACTIONS RELATED THERETO AND HAS UNANIMOUSLY DETERMINED THAT THEY ARE FAIR TO AND IN THE BEST INTERESTS OF ARBOR AND ITS STOCKHOLDERS. AFTER CAREFUL CONSIDERATION, THE ARBOR BOARD UNANIMOUSLY RECOMMENDS THAT ARBOR STOCKHOLDERS VOTE FOR THE ARBOR MERGER PROPOSAL (INCLUDING THE ARBOR CHARTER AMENDMENT PROPOSAL). IN ADDITION, THE ARBOR BOARD UNANIMOUSLY RECOMMENDS THAT ARBOR STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE ARBOR BOARD NOMINEES DESCRIBED HEREIN, A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE ARBOR 1995 OPTION PLAN, A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE ARBOR EMPLOYEE STOCK PURCHASE PLAN AND A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS ARBOR'S INDEPENDENT ACCOUNTANTS.

     THE HYPERION BOARD UNANIMOUSLY APPROVED THE MERGER AND THE TRANSACTIONS RELATED THERETO AND HAS UNANIMOUSLY DETERMINED THAT THEY ARE FAIR TO AND IN THE BEST INTERESTS OF HYPERION AND ITS STOCKHOLDERS. AFTER CAREFUL CONSIDERATION, THE HYPERION BOARD UNANIMOUSLY RECOMMENDS THAT HYPERION STOCKHOLDERS VOTE FOR THE HYPERION MERGER PROPOSAL.

     This Joint Proxy Statement/Prospectus also constitutes the prospectus of Arbor under the Securities Act for the offering of Arbor Common Stock in connection with the Merger.

                               VOTING AND PROXIES

DATE, TIME AND PLACE OF ARBOR ANNUAL MEETING AND HYPERION SPECIAL MEETING

     The Arbor Annual Meeting will be held at the Sheraton Four Points Hotel, 1100 N. Mathilda Avenue, Sunnyvale, California, on August 20, 1998, at 10:00 AM, local time. The Hyperion Special Meeting will be held at Hyperion's offices, located at 900 Long Ridge Road in Stamford, Connecticut, on August 20, 1998, at 10:00 AM, local time.

RECORD DATE AND OUTSTANDING SHARES

     Stockholders of record of Arbor Common Stock at the close of business on July 6, 1998 (the "Arbor Record Date") are entitled to notice of and to vote at the Arbor Annual Meeting. On the Arbor Record Date, there were approximately 260 holders of record of Arbor Common Stock, and 11,489,842 shares of Arbor Common Stock were issued and outstanding. Each share of Arbor Common Stock is entitled to one vote per share.

     Stockholders of record of Hyperion Common Stock at the close of business on July 6, 1998 (the "Hyperion Record Date") are entitled to notice of and to vote at the Hyperion Special Meeting. On the Hyperion Record Date, there were approximately 132 holders of record of Hyperion Common Stock, and 19,129,937 shares of Hyperion Common Stock were issued and outstanding. Each share of Hyperion Common Stock is entitled to one vote per share.

     All properly executed proxies given by holders of Arbor Common Stock or Hyperion Common Stock that are not revoked will be voted at the Arbor Annual Meeting or the Hyperion Special Meeting, as the case may be, and at any postponements or adjournments of either such meeting, in accordance with the instructions contained therein. Proxies containing no instructions regarding a proposal specified in the proxy will be voted, in the case of the Arbor Annual Meeting, in favor of the Arbor Merger Proposal and all other Arbor proposals contained herein and, in the case of the Hyperion Special Meeting, in favor of the Hyperion Merger Proposal. If any other matters are properly brought before either the Arbor Annual Meeting or the Hyperion Special Meeting, all proxies will be voted in accordance with the judgment of the proxies. Either the Arbor Annual Meeting or Hyperion Special Meeting may be adjourned, and additional proxies solicited, if the vote necessary to approve a proposal has not been obtained. Any adjournment of either the Arbor Annual Meeting or Hyperion Special Meeting will require the affirmative vote of the holders of at least a majority of the shares represented, whether in person or by proxy, at such meeting (regardless of whether those shares constitute a quorum).

     An Arbor stockholder or a Hyperion stockholder who has executed and returned a proxy may revoke such proxy at any time before it is voted at the Arbor Annual Meeting or the Hyperion Special Meeting, as the case may be, by executing and returning a proxy bearing a later date, by filing written notice of such revocation with the Secretary of Arbor or the Secretary of Hyperion, as appropriate, which states that such proxy is revoked, or by attending the Arbor Annual Meeting or the Hyperion Special Meeting, as the case may be, and voting in person. Notices to the Secretary of Arbor should be delivered to Arbor Software Corporation, attention General Counsel, 1344 Crossman Avenue, Sunnyvale, California 94809. Notices to the Secretary of Hyperion should be delivered to Hyperion Software Corporation, attention Corporate Secretary, 900 Long Ridge Road, Stamford, Connecticut 06902.

ARBOR STOCKHOLDER VOTE REQUIRED

  ARBOR MERGER PROPOSAL

     Approval of the issuance of shares of Arbor Common Stock in connection with the Merger requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the Arbor Annual Meeting. The approval of the Arbor Charter Amendment Proposal requires the affirmative vote of a majority of the shares of Arbor Common Stock outstanding on the Arbor Record Date. Directors are elected by a plurality of the affirmative votes cast by those present in person or represented by proxy and entitled to vote at the Arbor Annual Meeting. The enactment of each of the constituent proposals comprising the Arbor Merger Proposal is conditioned upon approval by the Arbor stockholders of each of such constituent proposals. In determining whether the issuance of shares of Arbor Common Stock and the Arbor Charter Amendment Proposal have received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against such proposals. In connection with the election of directors, abstentions and broker non-votes are not counted towards a nominee's total.

  OTHER ARBOR ANNUAL MEETING PROPOSALS

     The election of directors requires a plurality of votes cast, and each of the approval of the amendments to the Arbor 1995 Option Plan, the approval of the amendments to the Arbor Employee Stock Purchase Plan and the ratification of the appointment of PricewaterhouseCoopers LLP as Arbor's independent accountants for the fiscal year ending March 31, 1999 requires the affirmative vote of a majority of the votes cast in respect of shares of Arbor Common Stock present, in person or by proxy, and entitled to vote at the Arbor Annual Meeting. An abstention or broker non-vote will have no effect on any of the other Arbor Annual Meeting proposals. With regard to the election of directors at the Arbor Annual Meeting, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect.

     On the Arbor Record Date, Arbor directors, executive officers and their affiliates held in the aggregate approximately 5.7% of the outstanding Arbor Common Stock. All directors and executive officers of Arbor have indicated their intention to vote all shares over which they exercise voting control FOR the approval of the Arbor Merger Proposal (including the Arbor Charter Amendment Proposal). The holders of a majority of the outstanding shares of Arbor Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Arbor Annual Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Arbor Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote.

HYPERION STOCKHOLDER VOTE REQUIRED

     Approval of the Hyperion Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Hyperion Common Stock. On the Hyperion Record Date, Hyperion directors, executive officers and their affiliates held in the aggregate approximately 5.3% of the outstanding shares of Hyperion Common Stock. All directors and executive officers of Hyperion have indicated their intention to vote all shares over which they exercise voting control FOR the approval of the Hyperion Merger Proposal. The holders of a majority of the outstanding shares of Hyperion Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Hyperion Special Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Hyperion Special Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum since the required vote of Hyperion stockholders is based upon the number of outstanding shares of Hyperion Common Stock, and such abstentions and broker nonvotes will have the effect of a vote against the Hyperion Merger Proposal.

SOLICITATION OF PROXIES; EXPENSES

     Arbor and Hyperion will bear their respective costs of solicitation of proxies from their respective stockholders. Each of Arbor and Hyperion will share equally the cost of printing and filing this Joint Proxy Statement/Prospectus and the Registration Statement of which it is a part unless the Merger is not completed for certain reasons, in which case such expenses will be paid as described under the caption "The Merger

Agreement and Related Transactions -- Termination; Termination Fees and Expenses." In addition to solicitation by mail, the directors, officers and employees of Arbor and Hyperion and stockholders of Arbor and Hyperion, respectively, may solicit proxies from the stockholders of Arbor and Hyperion, respectively, by telephone, telegram or letter or in person for no additional compensation. Brokers, nominees, fiduciaries and other custodians have been requested by Arbor and Hyperion to forward proxy solicitation materials to the beneficial owners of Arbor Common Stock and Hyperion Common Stock held of record by such custodians. Such custodians will be reimbursed by Arbor and Hyperion for their expenses.

     Arbor has retained Morrow & Co., a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Arbor Annual Meeting at a cost of approximately $10,000 plus reimbursement of out-of-pocket expenses. Hyperion has retained Georgeson & Company Inc., a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Hyperion Special Meeting at a cost of approximately $10,000 plus reimbursement of out-of-pocket expenses.

                                APPRAISAL RIGHTS

     Holders of Hyperion Common Stock are not entitled to appraisal rights under
Section 262 of the DGCL in connection with the Merger because the Hyperion Common Stock was listed on the Nasdaq National Market on the record date for the Hyperion Special Meeting and the shares of Hyperion Solutions Common Stock to be issued pursuant to the Merger will be listed on the Nasdaq National Market as of the Effective Time. Holders of Arbor Common Stock are not entitled to appraisal rights under Section 262 of the DGCL in connection with the Merger because Arbor is not a constituent corporation in the Merger.

                      THE MERGER AND RELATED TRANSACTIONS

GENERAL

     The Plan of Merger provides for the merger of a newly formed, wholly owned subsidiary of Arbor with and into Hyperion and the change of Arbor's name from "Arbor Software Corporation" to "Hyperion Solutions Corporation," with Hyperion to be the surviving corporation of the Merger and thus becoming a wholly owned subsidiary of Hyperion Solutions. The discussion of the Merger in this Joint Proxy Statement/ Prospectus and the description of the principal terms of the Plan of Merger are subject to and qualified in their entirety by reference to the Plan of Merger, which is attached hereto as Appendix A.

MATERIAL CONTACTS AND BOARD DELIBERATIONS

     Beginning in October 1997, representatives and advisors of Arbor and representatives and advisors of Hyperion had conversations from time to time concerning the possibility of a business combination involving the two companies. These conversations were exploratory in nature and did not progress beyond the preliminary stage.

     On October 16, 1997, James A. Perakis, the Chairman, President and Chief Executive Officer of Hyperion, and John M. Dillon, then President and Chief Operating Officer of Arbor, met to explore the possibility of an alliance between the companies.

     On December 16, 1997, Kirk A. Cruikshank, Senior Vice President of Marketing of Arbor, and David M. Weinberg, Vice President, Corporate Development and Strategy of Hyperion, joined Messrs. Perakis and Dillon to explore the possibility of a business combination. Although the specific terms of a transaction were not discussed at this particular meeting, Messrs. Perakis, Dillon, Cruikshank and Weinberg determined and agreed that there were strategic advantages to a combination of Arbor and Hyperion, if mutually acceptable terms could be agreed upon.

     On December 30, 1997, Hyperion engaged Goldman Sachs to act as its financial advisor in connection with a proposed strategic transaction between Hyperion and Arbor.

     On January 15, 1998 and January 16, 1998, representatives and advisors of Arbor and representatives and advisors of Hyperion conducted mutual preliminary due diligence discussions, explored potential strategic benefits of a merger and held preliminary discussions relating to valuation and structure of a proposed transaction.

     On January 19, 1998, Arbor engaged Morgan Stanley to provide certain financial advisory services in connection with the investigation and negotiation of a possible business combination with Hyperion.

     On January 21, 1998, the Arbor Board at a regularly scheduled meeting considered possible strategic transactions for Arbor, including a business combination with Hyperion. No action on any transaction was taken at that time, as the Arbor Board determined to study the benefits and risks of such possible transactions further.

     On January 23, 1998, Arbor determined to terminate discussions and so informed Morgan Stanley.

     On January 26, 1998, Morgan Stanley informed Goldman Sachs of Arbor's termination of discussions.

     On February 11, 1998, Mr. Perakis met with Mr. Dillon to explore the possibility of resuming discussions of a potential business combination.

     On February 23, 1998, the parties determined that they were again unable to come to agreement on the material terms, and the parties terminated any further discussions based upon a number of issues.

     On April 16, 1998, Messrs. Perakis and Dillon met to reinitiate discussions regarding the possibility of a business combination. Specifically, Messrs. Perakis and Dillon identified issues that would need to be addressed and resolved in order for the discussion of a proposed merger to continue, including the material terms of such a transaction and the processes and procedures required to be followed in order to address the outstanding issues.

     On April 28, 1998, the Hyperion Board met in Stamford, Connecticut, together with representatives of Hyperion management, Goldman Sachs and Hale and Dorr LLP, outside counsel to Hyperion ("Hale and Dorr"). The Hyperion Board reviewed the status of discussions with Arbor, discussed the strategic impact of a combination between the two companies, analyzed management and other compatibility issues regarding the two companies, reviewed the business and prospects of the companies and discussed other related issues.

     On May 5, 1998, the Arbor Board met in Sunnyvale, California, with the representatives of Arbor management, Morgan Stanley, Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, outside counsel to Arbor ("Gunderson Dettmer"), and PricewaterhouseCoopers LLP, independent accountants to Arbor ("PricewaterhouseCoopers"), to discuss, among other things, the status of the discussions with Hyperion. The Arbor Board discussed the strategic rationale of the combination, the benefits and risks associated with the combination, the proposed financial terms and conditions of a transaction, a schedule for completing the transaction, as well as the business and the prospects of the companies and other related issues. The Arbor Board approved the continued negotiations with representatives of Hyperion.

     From May 6, 1998 through May 25, 1998, Hyperion and Arbor and their respective advisors proceeded with work on, and held a series of meetings and discussions regarding, the Plan of Merger, the Arbor Stock Option Agreement, the Hyperion Stock Option Agreement and related documents, and the financial, legal and accounting due diligence investigation of the respective companies. During this period, representatives and advisors of Hyperion and Arbor also held several meetings to negotiate the principal business terms of the Merger.

     From May 11, 1998 through May 25, 1998, management of Arbor and Hyperion, together with representatives of Gunderson Dettmer, Hale and Dorr, Morgan Stanley, Goldman Sachs, PricewaterhouseCoopers and Ernst & Young LLP, independent auditors to Hyperion ("Ernst & Young"), conducted due diligence reviews and continued discussions to review and resolve outstanding legal and financial issues.

     On May 19, 1998, management of Arbor and Hyperion, together with representatives of Gunderson Dettmer, Hale and Dorr, Morgan Stanley, Goldman Sachs, PricewaterhouseCoopers and Ernst & Young met in Dallas, Texas to continue their discussions.

     On May 20, 1998, the Arbor Board held a telephonic meeting originating in Sunnyvale, California at which the Arbor Board received an update from Arbor's management on the status of negotiations with Hyperion.

     On May 22, 1998, there was a meeting of the Arbor Board in Sunnyvale, California at which there was a presentation by Morgan Stanley reviewing the principal financial terms and conditions of the Merger. This presentation was followed by a presentation by members of Gunderson Dettmer regarding the principal terms and provisions of the Plan of Merger. This presentation was followed by a presentation by Arbor's management reviewing the principal terms and provisions of the Merger.

     On May 22, 1998, the Hyperion Board held a telephonic meeting originating from Stamford, Connecticut. Representatives of Hyperion senior management, Goldman Sachs and Hale and Dorr made presentations to the Hyperion Board concerning the Merger and the terms and conditions of the Plan of Merger. Following such presentations, Goldman Sachs informed the Hyperion Board that it was prepared to deliver its oral opinion that the Exchange Ratio was fair from a financial point of view to the holders of Hyperion Common Stock subject to final review of the Plan of Merger. After hearing such reports, the Hyperion Board determined that the Merger was fair to, and in the best interests of, the stockholders of Hyperion, unanimously approved the Plan of Merger and exhibits thereto, including the Arbor Stock Option Agreement and Hyperion Stock Option Agreement, and the Merger and unanimously resolved to recommend that the stockholders of Hyperion vote for the Merger and the Plan of Merger.

     On May 25, 1998, there was a telephonic meeting of the Arbor Board originating in Sunnyvale, California to approve the Plan of Merger and the related transactions. Morgan Stanley informed the Arbor Board of its oral opinion (subsequently confirmed in writing) that as of such date the Exchange Ratio was fair from a financial point of view to the holders of Arbor Common Stock, and responded to various questions raised by members of the Arbor Board regarding such opinion. This presentation was followed by a presentation by members of Gunderson Dettmer regarding the final terms of the Plan of Merger. After considering the terms of the proposed transaction and the opinion of Morgan Stanley, the Arbor Board determined that the Plan of Merger was fair to Arbor stockholders and that the proposed Merger was in the best interests of Arbor and its stockholders. The Arbor Board then unanimously approved the Plan of Merger and exhibits thereto, including the Arbor Stock Option Agreement and Hyperion Stock Option Agreement, and the Merger and unanimously resolved to recommend that the stockholders of Arbor vote for the Arbor Merger Proposal.

     Also on May 25, 1998, Goldman Sachs orally advised Hyperion, which oral advice was subsequently confirmed in a written opinion to the Hyperion Board, that, as of such date, and based on the procedures followed, factors considered and assumptions made as set forth therein, the Exchange Ratio pursuant to the Plan of Merger was fair from a financial point of view to the holders of Hyperion Common Stock.

     During the afternoon and evening of May 25, 1998, following the approval of the Merger Agreement and related matters by the Arbor Board, Hyperion and Arbor finalized, executed and delivered the Merger Agreement and related documents.

     A joint press release announcing execution of the Plan of Merger and the terms of the Merger was issued by Arbor and Hyperion on the morning of May 26, 1998.

REASONS FOR THE MERGER

     Arbor's Reasons for the Merger. In order to expand its product offerings, Arbor has examined on occasion various potential alliances, including the proposed combination with Hyperion. During its discussions with Hyperion, Arbor has recognized the complementary nature of Hyperion's products, marketing, distribution channels and technology. In reaching its decision to approve the Plan of Merger and the Merger, the Arbor Board consulted with (i) its legal counsel regarding the legal terms of the transaction and the Arbor Board's obligations in its consideration of the proposed transaction, (ii) its financial advisors regarding the financial aspects of the proposed transaction and the opinion of Morgan Stanley that the Exchange Ratio pursuant to the Plan of Merger was fair from a financial point of view to the holders of Arbor Common Stock and
(iii) management of Arbor.

     The Arbor Board concluded that the Merger represents a unique strategic fit between two companies with similar business strategies and complementary software offerings and that the Merger was in the best interests of Arbor and its stockholders. In reaching this conclusion, the Arbor Board considered the following information and factors:

     - The combination of Arbor with Hyperion will create a combined company with significantly greater resources, and provide the opportunity to market a more complete product offering for the enterprise software market and greater sales and marketing capabilities than those of Arbor alone, and may enable the combined company to compete more effectively with competitors having greater resources and broader product offerings than Arbor.

     - The combination of Hyperion's packaged applications software with Arbor's OLAP software allows Arbor to enhance its competitive position as a leader in OLAP applications by allowing it to offer a more robust offering of products and financial applications.

     - The Merger will provide Arbor with the opportunity to broaden and diversify its product offerings with complementary software tools that it currently does not offer, which may reduce the risk of dependence on individual products.

     - Arbor believes that the management team of the combined company will have greater depth and experience than that of Arbor alone.

     - The financial and other terms and conditions of the Plan of Merger and the related agreements, which are reciprocal in nature, including the fact that (i) the Merger is expected to be accounted for as a pooling of interests in accordance with Accounting Principles Board Opinion No. 16 and that no goodwill is expected to be created as a result of the Merger and (ii) the Merger is expected to be treated as a tax-free reorganization to Arbor and its stockholders.

     - Arbor believes the combination will give it greater access to product development resources.

     - A larger combined customer base and complementary distribution channels will provide leverage for expanded sales and marketing opportunities for the combined company.

     - The potential for achieving long-term economies of scale, particularly in the future growth of Arbor's worldwide operations, that would not have been readily achievable by either company separately.

     - Information concerning the historical financial performance, business operations, financial condition and prospects of Hyperion, including Hyperion's periodic reports filed with the SEC and publicly available financial information regarding Hyperion such as third-party analysts' reports, analysts' projections and analysts' comments and historical stock price, volatility and volume data.

     - The oral and written presentations of its financial advisor, Morgan Stanley, including the opinion of Morgan Stanley that the Exchange Ratio pursuant to the Plan of Merger was fair from a financial point of view to the holders of Arbor Common Stock.

     In the course of its deliberations, the Arbor Board reviewed and considered the terms and conditions of the Plan of Merger and the presentations by Arbor's executive officers. The Arbor Board also considered, among other matters, (i) information concerning Arbor's and Hyperion's respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position, (ii) the historical financial condition, results of operations and businesses of Arbor and Hyperion, (iii) current financial market conditions and historical market prices, volatility and trading information with respect to Arbor Common Stock and Hyperion Common Stock, (iv) the consideration to be received by Hyperion stockholders in the Merger and the relationship between the market value of Arbor Common Stock to be issued in exchange for each share of Hyperion Common Stock and Arbor's per share reported earnings, earnings before interest and taxes and certain other measures, (v) a comparison of selected recent acquisition and merger transactions involving high-technology companies, (vi) the belief that the terms of the Plan of Merger, including the parties' respective representations, warranties and covenants, and the conditions to their respective obligations, are reasonable, (vii) the ability of Arbor to devote management time and energy to the integration and assimilation of Hyperion's business and organization should the Merger be consummated, (viii) the fact that the Merger is expected to be accounted for as a pooling of interests and that no goodwill is expected to be created on the financial statements of Arbor as a result thereof, (ix) the impact of the Merger on Arbor's and Hyperion's customers, including the potential loss of revenue that might result due to uncertainty among customers caused by the Merger, and (x) reports from management, accounting advisors and legal advisors as to the results of their due diligence investigation of Hyperion. The Arbor Board also considered a number of potentially negative factors in its deliberations concerning the Merger, including, but not limited to, (i) the adverse effects on the operating results of the combined company due to the expenses expected to be incurred, primarily in the quarter in which the Merger is consummated, including costs of integrating the businesses of Hyperion and Arbor and transaction expenses arising from the Merger, (ii) the risk that benefits sought to be achieved in the Merger will not be realized, which may have a material adverse effect on the combined company's business, operating results and financial condition, (iii) the risk that the operations of Arbor and Hyperion will not be effectively integrated or that potential synergies expected to result from the consolidation of the operations of the companies will not occur, and (iv) the other risks described under "Risk Factors."

     In view of the wide variety of factors considered by the Arbor Board, the Arbor Board did not find it practicable to quantify or otherwise assign relative weights to the specific factors considered in approving the Plan of Merger and Merger. However, after taking into account all of the factors set forth above, the Arbor Board unanimously determined that the Plan of Merger and the Merger were in the best interests of Arbor and its stockholders and that Arbor should enter into the Plan of Merger and complete the Merger. Accordingly, the Arbor Board unanimously recommends that stockholders of Arbor vote for approval and adoption of the Arbor Merger Proposal (including the Arbor Charter Amendment Proposal).

     Hyperion's Reasons for the Merger. In reaching its decision to approve the Plan of Merger and the Merger, the Hyperion Board consulted with (i) its legal counsel regarding the legal terms of the transaction and the Hyperion Board's obligations in its consideration of the proposed transaction, (ii) its financial advisors regarding the financial aspects of the proposed transaction and the fairness of the Exchange Ratio to Hyperion's stockholders from a financial point of view and (iii) management of Hyperion.

     The Hyperion Board concluded that the Merger represents a unique strategic fit between two companies with similar business strategies and complementary software offerings and that the Merger was in the best interests of Hyperion and its stockholders. In reaching this conclusion, the Hyperion Board considered the following information and factors:

          - The potential for Hyperion to provide a broader range of products, product features and solutions as a result of the Merger, thereby enhancing Hyperion's competitive strength and increasing its ability to satisfy the requirements of existing and new customers. Hyperion and Arbor operate in a rapidly growing and changing marketplace, providing comprehensive analysis software that enables large companies to improve their financial performance by maximizing the value of information. The Merger would improve Hyperion's competitive position as a leader in OLAP applications by allowing it to satisfy customer needs through an increasingly comprehensive set of product offerings, including the combined strength of Hyperion's application software and Arbor's Essbase technology.

          - The potential benefits from a combination of the management resources of Hyperion and Arbor, including the experience, knowledge and established customer relationships of senior personnel at both companies. In addition, the Merger presented Hyperion with an opportunity to address the previously announced retirement plans of Hyperion's chief financial officer. See "The Merger and Related Transactions -- Management of Hyperion Solutions Following the Merger; Interests of Certain Persons in the Merger."

          - The potential for achieving long-term economies of scale, particularly in the future growth of Hyperion's worldwide operations, that would not have been readily achievable by either company separately.

          - The ability of Hyperion to develop products more quickly and to attract and retain critical and scarce engineering talent as a result of having access to both companies' financial, development, personnel and other resources and research and development facilities in Connecticut, California and Florida.

          - Hyperion's belief that the Merger would accelerate its strategic transformation to multi-engine support by adding Arbor Essbase as an OLAP technology platform in addition to TM1 and Microsoft OLAP Server.

          - The potential for increased revenues by selling into Arbor's installed customer base and through its channels.

          - The financial and other significant terms and conditions of the Plan of Merger and the related agreements, which are reciprocal in nature, including the fact that (i) the Merger is expected to be accounted for as a pooling of interests in accordance with Accounting Principles Board Opinion No. 16 and that no goodwill is expected to be created as a result of the Merger and (ii) the Merger is expected to be treated as a tax-free reorganization to Hyperion and its stockholders.

          - Information concerning the historical financial performance, business operations, financial condition and prospects of Arbor, including Arbor's periodic reports filed with the SEC and publicly available financial information regarding Arbor such as third-party analysts' reports, analysts' projections and analysts' comments and historical stock price, volatility and volume data.

          - The presentations of its financial advisor, Goldman Sachs, including the opinion of Goldman Sachs that, as of May 25, 1998, the Exchange Ratio was fair from a financial point of view to the holders of Hyperion Common Stock.

     The Hyperion Board also considered potentially negative factors relating to the Merger, including (i) the risk that the benefits sought in the Merger would not be fully achieved, (ii) the risk that the Merger would not be consummated and the effect of the public announcement of the Merger on Hyperion's sales and operating results, (iii) the impact of the Merger on key customer relationships,
(iv) the charges expected to be incurred in connection with the Merger, including costs of integrating the business and transaction expenses arising from the Merger, (v) the difficulty of and risks associated with integrating the combined company and managing operations in distant geographic locations, (vi) the risks of Hyperion suffering employee attrition or of failing to attract key personnel due to uncertainties associated with the pending Merger and (vii) all of the other factors listed above under "Risk Factors." The Hyperion Board concluded that these factors were outweighed by the potential benefits to be gained by the Merger.

     The foregoing discussion of the information and factors considered by the Hyperion Board is not intended to be exhaustive but is believed to include all material factors considered by the Hyperion Board. In view of the wide variety of information and factors, both positive and negative, considered by the Hyperion Board, the Hyperion Board did not find it practical to, and did not, quantify or otherwise assign relative or specific weights to the foregoing factors considered. After taking into consideration all of the factors set forth above, the Hyperion Board concluded that the Merger was in the best interests of Hyperion and its stockholders. Accordingly, the Hyperion Board strongly recommends that Hyperion should proceed with the Merger.

OPINION OF FINANCIAL ADVISOR TO ARBOR

     Pursuant to a letter agreement dated as of December 19, 1997 (the "Morgan Stanley Engagement Letter"), Morgan Stanley provided to Arbor financial advisory services and a financial fairness opinion in connection with the Merger. Morgan Stanley was selected by the Arbor Board to act as Arbor's financial advisor based on Morgan Stanley's qualifications, expertise and reputation and its knowledge of the business and affairs of Arbor. At the meeting of the Arbor Board on May 25, 1998, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing, that as of May 25, 1998, based upon and subject to the various considerations set forth in the opinion, the Exchange Ratio pursuant to the Plan of Merger was fair from a financial point of view to the holders of shares of Arbor Common Stock.

     THE FULL TEXT OF THE WRITTEN OPINION OF MORGAN STANLEY DATED MAY 25, 1998, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY MORGAN STANLEY IN RENDERING ITS OPINION, IS ATTACHED AS APPENDIX B TO THIS JOINT PROXY STATEMENT/PROSPECTUS. ARBOR STOCKHOLDERS ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY AND IN ITS ENTIRETY. Morgan Stanley's opinion is directed to the Arbor Board and addresses only the fairness of the Exchange Ratio pursuant to the Plan of Merger from a financial point of view to the holders of shares of Arbor Common Stock as of the date of the opinion, and does not address any other aspect of the Merger and does not constitute a recommendation to any holder of Arbor Common Stock as to how to vote at the Arbor Annual Meeting. The summary of the opinion of Morgan Stanley set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such opinion.

     In connection with rendering its opinion, Morgan Stanley, among other things: (i) reviewed certain publicly available financial statements and other information of Arbor and Hyperion, respectively; (ii) reviewed certain internal financial statements and other financial and operating data concerning Arbor and Hyperion prepared by the managements of Arbor and Hyperion, respectively; (iii) discussed the past and current operations and financial condition and the prospects of Arbor, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with senior executives of Arbor; (iv) discussed the past and current operations and financial condition and the prospects of Hyperion, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with senior executives of Hyperion; (v) reviewed the pro forma impact of the Merger on the earnings per share of Arbor; (vi) reviewed the reported prices and trading activity for the Arbor Common Stock and the Hyperion Common Stock; (vii) compared the financial performance of Arbor and Hyperion and the prices and trading activity of the Arbor Common Stock and the Hyperion Common Stock with that of certain other publicly-traded companies and their securities; (viii) reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions; (ix) reviewed and discussed with the senior managements of Arbor and Hyperion the strategic rationale for the Merger; (x) participated in discussions and negotiations among representatives of Arbor and Hyperion and their financial and legal advisors; (xi) reviewed the Plan of Merger and certain related agreements; and (xii) performed such other analysis and considered such other factors as we have deemed appropriate.

     In rendering its opinion Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its opinion. With respect to the internal financial statements and/or other financial and operating data and information and discussions relating to the strategic, financial and operational benefits anticipated from the Merger provided by Arbor and Hyperion, Morgan Stanley assumed that they were reasonably prepared on bases reflecting the best then available estimates and judgments of the future financial performance and prospects of Arbor and Hyperion, respectively. Morgan Stanley relied upon the assessment by the managements of Arbor and Hyperion of their ability to retain key employees of both Arbor and Hyperion. Morgan Stanley also relied upon, without independent verification, the assessment by the managements of Arbor and Hyperion of the strategic and other benefits expected to result from the Merger. Morgan Stanley also relied upon, without independent verification, the assessment by the managements of Arbor and Hyperion of Arbor's and Hyperion's technologies and products, the timing and risks associated with the integration of Arbor with Hyperion, and the validity of, and risks associated with, Arbor's and Hyperion's existing and future products and technologies. Morgan Stanley did not make any independent valuation or appraisal of the assets, liabilities or technology of Arbor or Hyperion, respectively, nor was it furnished with any such appraisals. Morgan Stanley assumed that the Merger would be accounted for as a "pooling-of-interests" business combination in accordance with United States generally accepted accounting principles, would be treated as a tax-free reorganization and/or exchange pursuant to the Code and would be consummated in accordance with the terms set forth in the Plan of Merger. Morgan Stanley's opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to it as of, the date of its opinion.

     The following is a brief summary of the material analyses performed by Morgan Stanley in preparation of its opinion letter dated May 25, 1998.

     Comparative Stock Price Performance. Morgan Stanley reviewed the recent stock price performance of Arbor and Hyperion and compared such performance with that of a group of enterprise resource planning software vendors (the "ERP Vendors"), a group of manufacturing software companies (the "Manufacturing Software Companies"), a group of customer care software companies (the "Customer Care Software Companies") and an on-line analytical processing software company (the "OLAP Company"). Morgan Stanley observed that over the period from January 1, 1997 to May 21, 1998, the market price of Arbor Common Stock appreciated approximately 79% compared with appreciation of approximately 79% for the Hyperion Common Stock, depreciation of approximately 3% for an index of the ERP Vendors, appreciation of approximately 118% for an index of the Manufacturing Software Companies, appreciation of approximately 142% for an index of the Customer Care Software Companies and depreciation of approximately 15% for the OLAP Company.

     Peer Group Comparison. Morgan Stanley compared certain financial information of Arbor and Hyperion with that of the ERP Vendors, Manufacturing Software Companies, Customer Care Software Companies and the OLAP Company. Such information included, among other things, market valuation and stock price as a multiple of earnings per share. Such analysis showed that as of May 21, 1998, based on earnings per share projections from securities research analysts and the Institutional Broker Estimate Service ("IBES"), Arbor traded at 27.7 times calendar year 1999 projected earnings per share, compared to a multiple of 19.4 times for Hyperion and median multiples of 48.8 times for the ERP Vendors, 49.4 times for the Manufacturing Software Companies, 29.4 times for the Customer Care Software Companies and 17.9 times for the OLAP Company.

     Morgan Stanley also compared the projected calendar year 1999 stock price of Arbor and Hyperion to earnings per share multiples to long-term growth rate ratios. Such analysis showed that as of May 21, 1998, based on earnings per share and long-term growth rate ratios from securities research analysts and IBES, Arbor traded at 0.55 times, compared to a multiple of 0.65 times for Hyperion and median multiples of 1.08 times for the ERP Vendors, 1.01 times for the Manufacturing Software Companies, 0.70 for the Customer Care Software Companies and 0.60 for the OLAP Company.

     No company utilized as a comparison in the comparable companies analysis is identical to Arbor or Hyperion. In evaluating the comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Arbor and Hyperion, such as the impact of competition on Arbor or Hyperion and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of Arbor or Hyperion or the industry or in the financial markets in general.

     Historical Exchange Ratio Analysis. Morgan Stanley reviewed and analyzed the average historical ratios of the closing prices per share of Hyperion Common Stock divided by the corresponding prices for the Arbor Common Stock during the last 10 days, 20 days, 30 days, 60 days, 90 days, 120 days and last twelve months prior to May 21, 1998. The average exchange ratios over these periods were 0.911, 0.915, 0.924, 0.920, 0.940, 0.958 and 0.846, respectively, which corresponded to premiums/(discounts) relative to the Exchange Ratio of 4.3%, 3.8%, 2.8%, 3.3%, 1.1%, (0.1)%, and 12.3%, respectively.

     Analysis of Selected Precedent Transactions. Morgan Stanley reviewed 22 transactions (collectively, the "Software Transactions") and compared certain statistics for the Software Transactions to the relevant financial statistics for Hyperion based on the value of Hyperion implied by the Exchange Ratio and the closing price for the Arbor Common Stock as of May 21, 1998. Analysis of the Software Transactions showed a median multiple of next twelve months' earnings of 31.4 times and median premiums over target closing prices of 29.9% based on one day prior to announcement and 48.1% based on one month prior to announcement. These statistics compared to a multiple of 27.4 times next twelve months' earnings (June 1998 - March 1999 quarters) and premium of 8.6% and discount of (2.4)% over the closing prices of the Hyperion Common Stock as of May 21, 1998 and 30 trading days prior to that date, respectively, based on the value of Hyperion implied by the Merger.

     No transaction utilized as a comparison in the comparable transaction analysis is identical to the business combination. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Arbor and Hyperion, such as the impact of competition on Arbor or Hyperion and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of Arbor or Hyperion or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using comparable transaction data.

     Relative Contribution Analysis. Morgan Stanley analyzed the pro forma contribution of each of Arbor and Hyperion to the combined company assuming consummation of the Merger and based on securities research analyst forecasts for both companies. The analysis showed, among other things, that in terms of calendar year 1998 projected revenue, gross profit, operating income and earnings and calendar year 1999 projected earnings, Arbor would contribute 26.1%, 31.1%, 30.9%, 30.8% and 33.0%, respectively, to the combined company. These figures, adjusted to reflect each company's respective capital structure, were compared to the pro forma fully-diluted ownership of the combined company by Arbor shareholders of 38.6% implied by the Merger.

     Pro Forma Merger Analysis. Morgan Stanley analyzed the pro forma impact of the Merger on Arbor's projected earnings per share for the calendar years 1998 and 1999. Such analysis was based on earnings projections by securities research analysts for both companies. Morgan Stanley observed that, assuming that the Merger was treated as a pooling transaction, the Merger would result in earnings per share accretion for Arbor shareholders of 27.6% and 19.0% for calendar years 1998 and 1999, respectively, before taking into account one-time charges or synergies.

     Discounted Equity Value. Morgan Stanley performed an analysis of the present value per share of the implied value of Arbor based on Arbor's future trading price assuming consummation of the Merger and based on securities research analyst earnings per share projections for both companies for calendar years 2000 and 2001 (including minimum expected synergies anticipated from the Merger), with illustrative multiples of earnings per share ranging from 22.0 times to 26.0 times and an illustrative discount rate of 15.0%. Based on this analysis, Morgan Stanley estimated a present value per equivalent share of Arbor Common Stock ranging from $59.49 to $79.41. Morgan Stanley compared this range to the stand-alone discounted equity value of the Arbor Common Stock. Morgan Stanley observed that, based on securities research analyst earnings per share projections for calendar years 2000 and 2001, illustrative multiples of earnings per share ranging from 24.0 times to 28.0 times and an illustrative discount rate of 17.5%, the present value per share of the Arbor Common Stock on a stand-alone basis ranged from $47.61 to $70.91.

     In connection with the review of the Merger by the Arbor Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of its opinion given in connection therewith. The summary set forth above does not purport to be a complete description of the analysis performed by Morgan Stanley in connection with the Merger.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Furthermore, Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have been deemed various assumptions more or less probable than other assumptions, so that the ranges of valuation resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of Arbor or Hyperion. In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Arbor and Hyperion. Any estimates contained in Morgan Stanley's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates. The analyses performed were prepared solely as part of Morgan Stanley's analysis of the fairness of the Exchange Ratio from a financial point of view, pursuant to the Plan of Merger, to Arbor stockholders and were conducted in connection with the delivery of

Morgan Stanley's written opinion to the Arbor Board. The analyses do not purport to be appraisals or to reflect the prices at which the Arbor Common Stock or the Hyperion Common Stock might actually trade. The terms of the Merger were determined through arm's-length negotiations between Arbor and Hyperion and were approved by the Arbor Board. Morgan Stanley provided advice to Arbor during the course of such negotiations; however, Morgan Stanley did not recommend any specific exchange ratio to Arbor or that any specific exchange ratio constituted the only appropriate exchange ratio for the Merger.

     Morgan Stanley was not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction involving Arbor. In addition, as described above, Morgan Stanley's opinion and presentation to Arbor's Board was one of the many factors taken into consideration by Arbor's Board in making its determination to approve the Merger. Consequently, the Morgan Stanley analysis above should not be viewed as determinative of the opinion of the Arbor Board with respect to the value of Arbor or of whether the Arbor Board would have been willing to agree to a different consideration.

     The Arbor Board retained Morgan Stanley based upon Morgan Stanley's qualifications, experience and expertise. Morgan Stanley is an internationally recognized investment banking and advisory firm. Morgan Stanley, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In addition, Morgan Stanley is a full-service securities firm engaged in securities trading, brokerage and financing activities. Morgan Stanley makes a market in the Arbor Common Stock. In the ordinary course of Morgan Stanley's trading and brokerage activities, Morgan Stanley or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for its own account or the accounts of customers, in debt or equity securities or senior loans of Arbor or Hyperion. In the past, Morgan Stanley and its affiliates have provided financial advisory and financing services for Arbor and have received fees for the rendering of these services.

     Pursuant to the Morgan Stanley Engagement Letter, Morgan Stanley provided financial advisory services and a financial opinion in connection with the Merger, and Arbor agreed to pay a transaction fee of 1.0% of the aggregate value of Arbor payable upon consummation of the transaction. Arbor has also agreed to reimburse Morgan Stanley for reasonable expenses as incurred. In addition, Arbor has also agreed to indemnify Morgan Stanley and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws arising out of Morgan Stanley's engagement and the transaction in connection therewith.

OPINION OF FINANCIAL ADVISOR TO HYPERION

     Goldman Sachs has delivered its opinion to the Hyperion Board that, as of May 25, 1998, the Exchange Ratio pursuant to the Plan of Merger was fair from a financial point of view to the holders of Hyperion Common Stock. THE FULL TEXT OF THE OPINION OF GOLDMAN SACHS, DATED MAY 25, 1998, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH THE OPINION, IS ATTACHED AS APPENDIX C TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. SHAREHOLDERS ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY.

     In connection with its opinion, Goldman Sachs reviewed, among other things,
(i) the Plan of Merger; (ii) Annual Reports to Stockholders and Annual Reports on Form 10-K of Hyperion for the five fiscal years ended June 30, 1997; (iii) Annual Reports to Stockholders and Annual Reports on Form 10-K of Arbor for the two fiscal years ended March 31, 1997; (iv) the Registration Statement on Form S-1, dated November 6, 1995, relating to the initial public offering of Arbor Common Stock, which included audited financial statements for the three fiscal years ended March 31, 1995; (v) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Hyperion and Arbor; (vi) certain other communications from Hyperion and Arbor to their respective stockholders; and
(vii) certain internal financial analyses and forecasts for Hyperion and Arbor prepared by the management of Hyperion. Goldman Sachs also held discussions with members of the senior managements of Hyperion and Arbor regarding the strategic rationale for, and the potential benefits of, the transaction contemplated by the Plan of Merger and the past and current business operations, financial condition and future prospects of their respective companies. In addition, Goldman Sachs reviewed the reported price and trading activity for the Hyperion Common Stock and the Arbor Common Stock, compared certain financial and stock market information for Hyperion and Arbor with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent transactions in the computer software industry and performed such other studies and analyses as it considered appropriate.

     Goldman Sachs relied upon the accuracy and completeness of all of the financial and other information discussed with or reviewed by it and assumed such accuracy and completeness for purposes of rendering its opinion. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities of Hyperion or Arbor or any of their subsidiaries and Goldman Sachs has not been furnished with any such evaluation or appraisal. Goldman Sachs assumed, with Hyperion's consent, that the transactions contemplated by the Plan of Merger will be accounted for as a pooling of interests under generally accepted accounting principles. Goldman Sachs' advisory services and its opinion have been provided for the information and assistance of the Hyperion Board in connection with its consideration of the transaction contemplated by the Plan of Merger and such opinion does not constitute a recommendation as to how any holder of Hyperion Common Stock should vote with respect to such transaction.

     The following is a summary of the material financial analyses used by Goldman Sachs in connection with providing its written opinion to the Hyperion Board that, as of May 25, 1998, the Exchange Ratio was fair from a financial point of view to the holders of Hyperion Common Stock.

     Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and volumes for Hyperion Common Stock. This consisted of an historical analysis of daily closing prices over a one-year period from May 19, 1997 to May 19, 1998 and of weekly closing prices for a three-year period from May 19, 1995 to May 19, 1998. Goldman Sachs also reviewed the weighted average trading price for Hyperion Common Stock for one month, six months and one year before May 19, 1998. The weighted average trading prices for Hyperion Common Stock for such periods were $43.17, $40.00 and $34.54, respectively.

     In addition, Goldman Sachs reviewed the historical trading prices and volumes for Arbor Common Stock. This consisted of an historical analysis of daily closing prices over a one-year period from May 19, 1997 to May 19, 1998 and of daily closing prices from November 7, 1995 (the date of Arbor's initial public offering) to May 19, 1998. Goldman Sachs also reviewed the weighted average trading price for Arbor Common Stock for one month, six months, and one year before May 19, 1998. The weighted average trading prices for Arbor Common Stock for such periods were $45.82, $40.93 and $40.49, respectively.

     Selected Companies Analysis. Goldman Sachs reviewed and compared certain financial information relating to Hyperion and Arbor to corresponding financial information, ratios and public market multiples for 29 publicly traded corporations (collectively, the "Selected Companies"). The multiples of Hyperion and Arbor were calculated using a price of $38.56 per share of Hyperion Common Stock and $43.78 per share of Arbor Common Stock, the closing prices for such shares on May 19, 1998, and the multiples of the Selected Companies were calculated using closing market prices for such companies' shares on May 19, 1998 and, for Hyperion, Arbor and the Selected Companies, Institutional Broker Estimate Service ("IBES") estimates of future earnings growth rates as of May 19, 1998 (estimates for companies with non-calendar fiscal year ends were calendarized). IBES is a data service which monitors and publishes a compilation of earnings estimates produced by selected research analysts on companies of interest to investors. Except as set forth below, the multiples and ratios for Hyperion, Arbor and each of the Selected Companies were based on the most recent publicly available information.

     Goldman Sachs considered estimated calendar year 1998 and 1999 price/earnings ("P/E") ratios. The Selected Companies were divided by industries into six categories; (i) Client/Server ERP/Supply Chain Management Software;
(ii) Other Client/Server Software; (iii) Internet Software/Commerce; (iv) Data Warehousing Vendors; (v) Other Database Vendors; and (vi) Customer Management Software. The mean and median P/E ratios for estimated calendar year 1998 for the (a) Client/Server ERP/Supply Chain

Management Software Selected Companies were 73.1x and 74.9x, respectively; (b) Other Client/Server Software Selected Companies were 55.1x and 57.6x, respectively; (c) Internet Software/Commerce Selected Companies were 30.5x for both; (d) Data Warehousing Vendors Selected Companies were 38.9x for both; (e) Other Database Vendors Selected Companies were 60.3x for both; and (f) Customer Management Software Selected Companies were 41.8x and 37.8x, respectively. This was compared to a 1998 P/E ratio of 24.6x for Hyperion and 39.8x for Arbor. The mean and median P/E ratios for estimated calendar year 1999 for the (1) Client/Server ERP/Supply Chain Management Software Selected Companies were 51.5x and 56.2x, respectively; (2) Other Client/Server Software Selected Companies were 37.9x and 39.9x, respectively; (3) Internet Software/Commerce Selected Companies were 22.0x for both; (4) Data Warehousing Vendors Selected Companies were 32.5x and 25.6x, respectively; (5) Other Database Vendors Selected Companies were 49.7x for both; and (6) Customer Management Software Selected Companies were 29.7x and 27.2x, respectively. This was compared to a 1999 P/E ratio of 18.9x for Hyperion and 26.5x for Arbor.

     Goldman Sachs also compared 1998 P/E multiples to long-term growth rate ratios based on IBES estimated five-year growth rates for the Selected Companies. The mean and median for the (i) Client/Server ERP/Supply Chain Management Software Selected Companies were 1.8x for both; (ii) Other Client/Server Software Selected Companies were 0.8x for both; (iii) Internet Software/Commerce Selected Companies were 0.6x for both; (iv) Data Warehousing Vendors Selected Companies were 1.3x for both; (v) Other Database Vendors Selected Companies were not meaningful; and (vi) Customer Management Software Selected Companies were 1.1x and 0.9x, respectively. This was compared to a ratio of 0.8x for both Hyperion and Arbor.

     Exchange Ratio Analysis. Goldman Sachs calculated the average of the quotients of the closing prices per share of Hyperion Common Stock and Arbor Common Stock for the one year, 180-day, 90-day, 30-day and five-day periods ended May 19, 1998 (the "Average Exchange Ratios"). The Average Exchange Ratio was determined by dividing Hyperion's average closing price per share by Arbor's average closing price per share for such periods. This analysis indicated that for such periods the Average Exchange Ratios were 0.8460, 0.9783, 0.9242, 0.9243 and 0.9073, respectively, as compared to the Exchange Ratio of 0.95 for the Merger.

     Contribution Analysis. Goldman Sachs analyzed the respective contributions of Hyperion and Arbor to the estimated revenue, earnings before interest and taxes ("EBIT") and net income to the combined company on a pro forma basis. This analysis indicated that on a pro forma basis giving effect to the Merger: (i) in calendar year 1997, Hyperion and Arbor would contribute 78.7% and 21.3%, respectively, to revenues, 69.9% and 30.1%, respectively, to EBIT and 69.0% and 31.0%, respectively, to net income; (ii) in estimated June fiscal year 1998, Hyperion and Arbor would contribute 76.0% and 24.0%, respectively, to revenues, 71.4% and 28.6%, respectively, to EBIT and 71.3% and 28.7%, respectively, to net income; and (iii) in estimated June fiscal year 1999, Hyperion and Arbor would contribute 72.5% and 27.5%, respectively, to revenues, 69.0% and 31.0%, respectively, to EBIT, and 69.5% and 30.5%, respectively, to net income. In addition, Goldman Sachs analyzed the respective contribution of Hyperion and Arbor to the balance sheet of the combined company, consisting of: cash and short term investments, total debt, stockholders' equity and total assets. Hyperion and Arbor would contribute (a) 40.5% and 59.5%, respectively, to the cash and short term investments; (b) 7.4% and 92.6%, respectively, to the total debt; (c) 71.1% and 28.9%, respectively, to the stockholders' equity; and (d) 57.8% and 42.2%, respectively, to total assets.

     Pro Forma Merger Analysis. Goldman Sachs analyzed the accretive/dilutive impact of the Merger on a pro forma basis, both excluding and including annual after-tax synergies estimated by Hyperion management, with respect to estimated fiscal year ending June 30, 1999 and 2000 earnings per share ("EPS"). The analysis indicated that, after giving effect to the Merger, (i) projected EPS for estimated fiscal year 1999 would be $1.70 per share assuming no after-tax synergies and $1.81 per share assuming after-tax synergies, and (ii) projected EPS for estimated fiscal year 2000 would be $2.21 per share assuming no after-tax synergies, and $2.43, after giving effect to the Merger assuming after-tax synergies. Using these numbers, Goldman Sachs analyzed the implied incremental value per share that would be created if the combined company's stock were valued at a range of fiscal 1999 P/E multiples. Using a range of fiscal 1999 P/E multiples from 24.0x to 34.0x, the implied incremental value created per Hyperion share ranged from $0.83 to $16.96, assuming no synergies, and ranged from $3.36 to $20.54 assuming after-tax synergies.

     Present Value of Potential Future Share Price Analysis. Goldman Sachs performed a present value of potential future share price analysis on Hyperion as a standalone entity by calculating the net present value of a range of potential share prices, based on estimates of the management of Hyperion. Future share price was calculated by applying various P/E multiples to estimated fiscal year 2000 EPS of $2.38. The future share price, determined by using a range of P/E multiples of 17.0x to 27.0x, was then discounted back one year using a range of discount rates from 15.0% to 35.0%. Such analysis indicated a range of present value of potential future share price of $29.93 to $55.80.

     Selected Transactions Analysis. Goldman Sachs reviewed certain information relating to 94 selected transactions in the computer software industry ranging from July of 1991 through March of 1998 (the "Selected Transactions"), including 15 pending transactions. Such analysis indicated that for the Selected Transactions levered consideration as a multiple of (i) latest 12 months ("LTM") sales ranged from 0.6x to 29.8x, with a mean of 6.6x and a median of 4.6x; (ii) LTM EBIT ranged from 13.9x to 237.8x, with a mean of 53.9x and a median of 42.2x; (iii) LTM net income ranged from 9.5x to 193.5x, with a mean of 66.4x and a median of 58.2x; and (iv) LTM projected net income ranged from 11.5x to 103.3x, with a mean of 38.9x and a median of 31.6x.

     Certain Other Matters. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Hyperion or Arbor or the Merger. The analyses were prepared solely for purposes of Goldman Sachs' providing its opinion to the Hyperion Board as to the fairness from a financial point of view of the Exchange Ratio pursuant to the Plan of Merger to the holders of Hyperion Common Stock and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties of their respective advisors, none of Hyperion, Arbor, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

     As described above, Goldman Sachs' opinion to the Hyperion Board was one of many factors taken into consideration by the Hyperion Board in making its determination to approve the Plan of Merger. The foregoing summary does not purport to be a complete description of the analysis performed by Goldman Sachs and is qualified by reference to the written opinion of Goldman Sachs set forth in Appendix C to this Joint Proxy Statement/Prospectus.

     Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Hyperion selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Goldman Sachs is familiar with Hyperion, having provided certain investment banking services to Hyperion from time to time, including having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Plan of Merger.

     Goldman Sachs provides a full range of financial, advisory and brokerage services, and, in the course of its normal trading activities, may from time to time effect transactions and hold positions in the securities or options on securities of Arbor for its own account and for the account of customers.

     Pursuant to a letter agreement, dated December 30, 1997 (the "Goldman Sachs Engagement Letter"), Hyperion engaged Goldman Sachs to act as its financial advisor in connection with a possible merger or other strategic transaction between Hyperion and Arbor. Pursuant to the terms of Goldman Sachs Engagement Letter, Hyperion has agreed to pay Goldman Sachs a transaction fee of $3,750,000 to be paid in cash upon consummation of the Merger. Hyperion has agreed to reimburse Goldman Sachs for reasonable out-of-pocket expenses, including fees and disbursements for Goldman Sachs' counsel, plus any sales, use or similar taxes (including additions to such taxes, if any) arising in connection with such matters referred to in the Goldman Sachs Engagement Letter. Hyperion has also agreed to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.

     Hyperion also engaged BT Alex. Brown Incorporated ("BT Alex. Brown") in January 1998 to provide financial advisory services with respect to a possible business combination with Arbor. Hyperion agreed to indemnify BT Alex. Brown for certain liabilities relating to or arising out of services provided by BT Alex. Brown as a financial advisor to Hyperion. BT Alex. Brown has provided financial advisory and investment banking services to Hyperion since 1987. BT Alex. Brown acted as the lead managing underwriter for Hyperion's initial public offering in 1991 and was compensated for such services in the form of customary underwriting discounts and commissions. BT Alex. Brown also makes a market in the Hyperion Common Stock. In the course of its market-making and other activities, BT Alex. Brown may from time to time have a long or short position in, and sell securities of, Hyperion.

CONVERSION OF HYPERION SHARES

     Upon consummation of the Merger, pursuant to the Plan of Merger, each issued and outstanding share of Hyperion Common Stock (other than shares owned by Hyperion as treasury stock or by Arbor, Merger Sub or any other wholly-owned subsidiary of Arbor, all of which will be cancelled) will be converted into the right to receive 0.95 of a share of Arbor Common Stock. Based upon the number of outstanding shares of Arbor Common Stock and Hyperion Common Stock as of July 6, 1998 (the Arbor Record Date and Hyperion Record Date), the stockholders of Hyperion immediately prior to the consummation of the Merger will own approximately 61.27% of the outstanding shares of Arbor Common Stock immediately following consummation of the Merger. If any holder of shares of Hyperion Common Stock would be entitled to receive a number of shares of Arbor Common Stock that includes a fraction, then, in lieu of a fractional share, such holder will be entitled to receive cash in an amount equal to such fractional share of Arbor Common Stock multiplied by the average of the last reported sales price of Arbor Common Stock, as reported on the Nasdaq National Market, on each of the ten trading days immediately preceding the Closing Date. Each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock of Hyperion Solutions.

     As soon as reasonably practicable after the Effective Time, Boston EquiServe, L.P. (the "Exchange Agent") will mail transmittal forms and exchange instructions to each holder of record of Hyperion Common Stock to be used to surrender and exchange certificates formerly evidencing shares of Hyperion Common Stock for certificates evidencing the shares of Arbor Common Stock to which such holder has become entitled. After receipt of such transmittal forms, each holder of certificates formerly representing Hyperion Common Stock will be able to surrender such certificates to the Exchange Agent, and each such holder will receive in exchange therefor certificates evidencing the number of whole shares of Arbor Common Stock to which such holder is entitled and any cash which may be payable in lieu of a fractional share of Arbor Common Stock.

     After the Effective Time, each certificate formerly representing Hyperion Common Stock, until so surrendered and exchanged, shall be deemed, for all purposes, to evidence only the right to receive the number of whole shares of the Arbor Common Stock that the holder of such certificate is entitled to receive in the Merger and any cash payment in lieu of a fractional share of the Arbor Common Stock. The holder of such unexchanged certificate will not be entitled to receive any dividends or other distributions payable by the combined company until the certificate has been exchanged. Subject to applicable laws, following surrender of such certificates, such dividends and distributions, together with any cash payment in lieu of a fractional share of the Arbor Common Stock, will be paid without interest. HYPERION STOCKHOLDERS SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     After the Effective Time, holders of Arbor Common Stock may, if they desire, exchange their certificates evidencing shares of Arbor Common Stock for certificates in the name of Hyperion Solutions.

REPRESENTATIONS AND WARRANTIES

     The Plan of Merger contains various customary representations and warranties relating to, among other things, (a) due organization, valid existence and good standing of each of Arbor, Hyperion and each of their respective subsidiaries and certain similar corporate matters; (b) the capital structure of each of Arbor and Hyperion; (c) the authorization, execution, delivery and enforceability of the Plan of Merger, the consummation of the transactions contemplated by the Plan of Merger and related matters; (d) conflicts under charters or by-laws, required consents or approvals and violations of any instruments or law; (e) documents and financial statements filed by each of Arbor and Hyperion with the SEC and the accuracy of information contained therein; (f) undisclosed liabilities; (g) the absence of certain material adverse events, changes or effects; (h) taxes and tax returns; (i) properties; (j) intellectual property; (k) agreements, contracts and commitments; (l) litigation; (m) environmental matters and hazardous materials;
(n) employee benefits and plans; (o) compliance with laws; (p) accounting and tax matters relating to the Merger; (q) the accuracy of information supplied by each of Arbor and Hyperion in connection with the Registration Statement and this Joint Proxy Statement/Prospectus; (r) labor matters; (s) insurance; (t) the absence of existing discussions with other parties; (u) opinions of financial advisors; (v) inapplicability to the Merger of certain provisions of the DGCL;
(w) insider trading policies and practices; (x) the Hyperion Rights Plan (as defined below); and (y) the interim operations of Merger Sub.

CERTAIN COVENANTS

     Pursuant to the Plan of Merger, each of Arbor and Hyperion has agreed that, during the period from the date of the Plan of Merger until the Effective Time, except as otherwise consented to in writing by the other party or as contemplated by the Plan of Merger, it and each of its respective subsidiaries will: (a) carry on its business in the ordinary course in substantially the same manner as previously conducted; (b) pay its debts and taxes when due subject to good faith disputes over such debts or taxes, and pay or perform other obligations when due; (c) use reasonable efforts to preserve intact its present business organization, management team and business relationships; (d) not accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan or authorize cash payments in exchange for any options granted under any employee stock plan, except as required pursuant to the plan or any related agreement; (e) not declare or pay any dividends on or make other distributions in respect of any of its capital stock, not effect certain other changes in its capitalization, and not purchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with the termination of service; (f) not issue or sell, or authorize or propose the issuance or sale of, any shares of its capital stock or securities convertible into shares of its capital stock, or any subscriptions, rights, warrants or options to acquire or other agreements obligating it to issue any such shares or other convertible securities, subject to certain exceptions (including the grant of options to new employees consistent with past practices, the issuance of shares upon the exercise of outstanding stock options, and the issuance of shares pursuant to Arbor's and Hyperion's respective employee stock purchase plans); (g) not make any material acquisitions; (h) not sell, lease, license or otherwise dispose of material properties or assets outside the ordinary course of business; (i) not increase the compensation payable to its officers or employees (except for increases to non-officer employees consistent with past practices), grant additional severance or termination pay or enter into employment or severance agreements, enter into any collective bargaining agreement (other than as required by law) or establish, adopt, enter into or amend any plan for the benefit of its directors, officers, or employees; (j) not amend its Certificate of Incorporation or Bylaws, except as contemplated by the Plan of Merger; (k) not incur indebtedness for money borrowed other than pursuant to credit agreements in effect as of the date of the Plan of Merger;
(l) not initiate, compromise or settle any material litigation or arbitration proceeding (other than as a result of breach of the Plan of Merger); (m) not modify, amend or terminate any material contract or waive, release or assign any material claim except in the ordinary course of business; (n) not change in any material respect its accounting methods, principles or practices (except as may be required by generally accepted accounting principles); and (o) confer on a regular basis with the other party on the status of ongoing operations. In addition, Arbor must notify Hyperion promptly following the execution by Arbor or any of its subsidiaries of any agreement providing for the receipt or payment of in excess of

$1,000,000, and Hyperion must notify Arbor promptly following the execution by Hyperion or any of its subsidiaries of any agreement providing for the receipt or payment of in excess of $3,000,000.

     Pursuant to the Plan of Merger, Arbor and Hyperion each agree to use best efforts to (i) take all appropriate action to consummate the transactions contemplated by the Plan of Merger as promptly as practical, (ii) obtain any consents, licenses, permits, waivers, approvals, authorizations or orders from Governmental Entities (as defined in the Plan of Merger) or other third parties required in connection with the transactions contemplated by the Plan of Merger and (iii) make all necessary filings and submissions with respect to the transactions contemplated by the Plan of Merger under federal, state and foreign securities laws, antitrust laws and other applicable laws. Arbor and Hyperion also agree to use their best efforts to obtain any governmental clearances or approvals under anti-trust law required for the closing of the Merger, including contesting and resisting governmental action and having vacated, lifted, reversed or overturned any decree, judgment, injunction or other order that would prohibit the Merger or any transactions contemplated by the Plan of Merger. Notwithstanding the foregoing, neither Arbor nor Hyperion is required to take any action that would reasonably be expected to have a material adverse effect on Arbor or Hyperion or to impair substantially the overall benefits expected, as of the date of the Plan of Merger, to be realized from the consummation of the Merger.

NO SOLICITATION

     The Plan of Merger provides that Arbor and Hyperion will not, directly or indirectly, through any officer, director, employee, financial advisor, representative or agent, (i) take any action to solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transaction involving such party or any of its subsidiaries, other than the transactions contemplated by the Plan of Merger (any of the foregoing inquiries or proposals being referred to as an "Acquisition Proposal"), (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or (iii) agree to or recommend any Acquisition Proposal; provided, however, that nothing contained in the Plan of Merger shall prevent Arbor or Hyperion or their respective Boards of Directors, who determine in good faith based upon and consistent with advice received in consultation with outside legal counsel that fiduciary duties to stockholders under applicable law so require, from (a) furnishing non-public information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal by such person or entity or recommending an unsolicited bona fide written Acquisition Proposal to the stockholders of such party, if and only to the extent that (1) the Board of Directors of such party believes in its good faith reasonable judgment (based upon and consistent with advice received in consultation with independent financial and legal advisors) that such Acquisition Proposal is reasonably capable of being completed on the terms proposed and, after taking into account the strategic benefits anticipated to be derived from the Merger and the long-term prospects of Hyperion and Arbor as a combined company, would, if consummated, result in a transaction more favorable over the long term from a financial point of view than the transaction contemplated by the Plan of Merger (any such more favorable Acquisition Proposal being referred to as a "Superior Proposal") and the Board of Directors of such party determines in good faith after consultation with and based upon and consistent with advice received from outside legal counsel that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such person or entity, such Board of Directors receives from such person or entity an executed confidentiality agreement with terms no less favorable to such party than those contained in the agreement dated January 14, 1998 between Arbor and Hyperion; or (b) complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal.

     Arbor and Hyperion are each required to promptly notify the other party (orally and in writing) upon receipt of any Acquisition Proposal or request for non-public information or access to its properties, books or records in connection with an Acquisition Proposal.

RESALE OF ARBOR COMMON STOCK; AGREEMENTS WITH AFFILIATES

     The shares of Arbor Common Stock to be issued in the Merger have been registered under the Securities Act and will be freely transferable, subject to certain limitations on resale described in this Joint Proxy Statement/Prospectus. As a condition to the obligations of the parties under the Plan of Merger, Arbor and Hyperion have each received agreements from each person or entity who may be deemed an affiliate (as defined in the Securities Act and the rules and regulations thereunder) of Arbor or Hyperion, as appropriate pursuant to which such persons have agreed not to sell, transfer or otherwise dispose of shares of Hyperion Common Stock or Arbor Common Stock until such time after the Effective Time as Arbor has publicly released a report including the combined financial results of Arbor and Hyperion for a period of at least 30 days of combined operations of Arbor and Hyperion. Furthermore, pursuant to such agreements, the affiliates of Hyperion have agreed to refrain from the sale or transfer of any Arbor Common Stock received in connection with the Merger, except in accordance with the provisions of the Securities Act and the general rules and regulations thereunder. Such agreements also limit the ability of the affiliates of Arbor to sell, transfer or otherwise dispose of shares of Arbor Common Stock during a period preceding and following the Merger.

MANAGEMENT OF HYPERION SOLUTIONS FOLLOWING THE MERGER; INTERESTS OF CERTAIN PERSONS IN THE MERGER

     The Plan of Merger provides that, upon the closing of the Merger, James A. Perakis, who is currently Chairman, President and Chief Executive Officer of Hyperion, will become Chairman of Hyperion Solutions; John M. Dillon, who is currently Chief Executive Officer, President and Chairman of the Board of Arbor, will become Chief Executive Officer and President of Hyperion Solutions; and Stephen V. Imbler, who is currently Senior Vice President and Chief Financial Officer of Arbor, will become Chief Financial Officer of Hyperion Solutions.

     Following the Effective Time, the Plan of Merger provides that the Board of Directors of Hyperion Solutions will be a classified Board, initially consisting of two Class I Directors, whose terms will expire at the 1999 Annual Meeting of Stockholders of Hyperion Solutions, three Class II Directors, whose terms will expire at the 2000 Annual Meeting of Stockholders of Hyperion Solutions, and two Class III Directors, whose terms will expire at the 2001 Annual Meeting of Stockholders of Hyperion Solutions. The initial Board of Directors of Hyperion Solutions will consist of the following seven persons: John M. Dillon, Mark W. Perry and Jeffrey R. Rodek (all of whom are currently directors of Arbor), and James A. Perakis, Gary G. Greenfield, Harry S. Gruner and Aldo Papone (all of whom are currently directors of Hyperion). The Class I Directors will be Messrs. Greenfield and Perry, the Class II Directors will be Messrs. Gruner, Papone and Rodek, and the Class III Directors will be Messrs. Dillon and Perakis.

     In considering the recommendation of the Arbor Board and Hyperion Board with respect to the Merger and Plan of Merger, Arbor and Hyperion stockholders should be aware that certain members of Arbor's and Hyperion's management and Boards of Directors have interests in connection with the Merger and the agreements and transactions contemplated thereby that are in addition to those of Arbor and Hyperion stockholders generally. For example, after the Merger, each outstanding option and unvested stock issuance held by Arbor employees, including Arbor officers, will be subject to full and immediate vesting if the holder's employment by Hyperion Solutions is actually or constructively terminated without cause within 18 months after the Closing Date. The Employment Agreement, dated as of November 1, 1997, by and between Hyperion and James A. Perakis, currently the President and Chief Executive Officer of Hyperion, contains provisions that accelerate the vesting of options held by Mr. Perakis upon the termination of Mr. Perakis' employment without cause (as defined in such agreement) or without proper notice by Hyperion and/or any of its successors or upon certain relocation events. In addition, Arbor has entered into agreements with John M. Dillon, currently the Chief Executive Officer, President and Chairman of the Board of Arbor, Stephen V. Imbler, currently the Senior Vice President and Chief Financial Officer of Arbor, and Kirk A. Cruikshank, the Senior Vice President of Marketing of Arbor, pursuant to which Arbor has agreed to accelerate the vesting of up to 25% of the unvested stock options then held by each such officer following the occurrence of certain changes in control, including the transactions contemplated by the Plan of Merger. In addition, should such affected officer's employment be involuntarily or constructively terminated within the 24-month period following such a change in control, then all of such officer's option shares will become fully vested. Non-employee members of the Arbor Board are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Arbor 1995 Option Plan and retainers of $10,000 per year and fees of $1,000 for each meeting of the full Arbor Board that they attend. See "-- Director and Officer Indemnification," "Directors of Hyperion Solutions Following the Merger" and "Other Information for Arbor Annual
Meeting -- Proposal Two -- Amendment of Arbor 1995 Stock Option/Stock Issuance Plan."

NEW COMPANY NAME; RELATED MATTERS AFTER THE MERGER

     At the Effective Time, (i) Merger Sub will be merged with and into Hyperion and Hyperion will be the surviving corporation, (ii) the name of Arbor will be changed to "Hyperion Solutions Corporation," and (iii) Hyperion will become a wholly-owned subsidiary of Hyperion Solutions. The Certificate of Incorporation of Hyperion, as in effect immediately prior to the Effective Time and as the capitalization provisions are amended in accordance with the provisions of the Plan of Merger, shall become the Certificate of Incorporation of Hyperion at the Effective Time. The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall become the Bylaws of Hyperion at the Effective Time.

     After the Effective Time, all shares of Hyperion Common Stock will cease to be listed on the Nasdaq National Market, and Hyperion will terminate the registration of Hyperion Common Stock under the Exchange Act.

STOCK OPTIONS

     At the Effective Time, each outstanding option to purchase shares of Hyperion Common Stock (a "Hyperion Stock Option") shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Hyperion Stock Option, the number of shares of Arbor Common Stock (rounded down to the nearest whole number) as the holder of such Hyperion Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time. The exercise price per share of each such option, as so converted, will be equal to
(x) the aggregate exercise price for the shares of Hyperion Common Stock otherwise purchasable pursuant to such Hyperion Stock Option immediately prior to the Effective Time divided by (y) the number of whole shares of Arbor Common Stock deemed purchasable pursuant to such Hyperion Stock Option as determined above (rounded up to the nearest whole cent). As of July 6, 1998, options to acquire 2,785,934 shares of Hyperion Common Stock were outstanding.

     At the Effective Time, the combined company will assume (i) the Hyperion Stock Options and (ii) Hyperion's stock option and employee stock purchase plans as in effect as of the date of the Plan of Merger and all obligations under such plans. Under the Plan of Merger, Arbor agreed to reserve for issuance a sufficient number of shares of Arbor Common Stock for delivery under such Hyperion stock plans assumed as described above. As soon as practicable and in no event more than five business days after the Effective Time, Arbor shall file a registration statement on Form S-8 with respect to the shares of Arbor Common Stock subject to such options and shall use its best efforts to maintain the effectiveness of such registration statement for so long as such options remain outstanding.

STOCKHOLDER RIGHTS PLANS

     Hyperion entered into a Rights Agreement dated as of November 17, 1995 and Amendment No. 1 to the Rights Agreement, dated as of May 25, 1998, with American Stock Transfer & Trust Co. (the "Hyperion Rights Plan"). The Hyperion Rights Plan provides that the transactions contemplated by the Plan of Merger and Arbor Stock Option Agreement are exempt from the provisions of the Hyperion Rights Plan.

     On June 15, 1998, Arbor entered into the Rights Agreement, dated as of June 15, 1998 with BankBoston, N.A. Arbor will not redeem the rights issued under such rights agreement or amend or terminate such rights agreement prior to the Effective Time unless required to do so by order of a court of competent jurisdiction or in connection with the exercise by directors of Arbor of their fiduciary duties. See "Description of Arbor Capital Stock -- Stockholder Rights Plan."

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

DIRECTOR AND OFFICER INDEMNIFICATION

     The Plan of Merger provides that, from and after the Effective Time, Arbor and Hyperion shall indemnify and hold harmless each present and former director and officer of Hyperion against all costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement incurred in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to any matter existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, or at or after the Effective Time, to the fullest extent that Hyperion would have been permitted under Delaware law and its Certificate of Incorporation or Bylaws in effect on the date of the Plan of Merger to indemnify such person. Arbor and Hyperion shall also be obligated to advance expenses as incurred to the fullest extent permitted under applicable law, provided the person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such person is not entitled to indemnification.

     For a period of three years after the Effective Time, Hyperion Solutions shall cause Hyperion to maintain (to the extent available in the market) in effect a directors' and officers' liability insurance policy covering those persons who are covered as of the date of the Plan of Merger by Hyperion's directors' and officers' liability insurance policy, with coverage in an amount and scope at least as favorable as Hyperion's existing coverage; provided that neither Arbor nor Hyperion shall be required to expend in excess of 150% of the annual premium paid by Hyperion as of the date of the Plan of Merger for such coverage. Arbor currently has entered into an indemnification agreement with each of its executive officers and directors, and it is anticipated that Hyperion Solutions will enter into similar agreements with its directors and executive officers following consummation of the Merger.

CONDITIONS

     The respective obligations of Arbor and Hyperion to effect the Merger are subject to the satisfaction (or waiver) of the following conditions: (a) the Arbor Merger Proposal shall have been approved by the stockholders of Arbor and the Plan of Merger and the Merger shall have been approved and adopted by the stockholders of Hyperion; (b) the waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated; (c) all material governmental authorizations, consents, orders or approvals shall have been obtained; (d) the Registration Statement shall have become effective and shall not be the subject of a stop order or proceedings seeking a stop order;
(e) no order, stay, decree, injunction or judgment, or statute, rule or regulation, shall be in effect that makes the Merger illegal, otherwise prohibits the consummation of the Merger, or otherwise limits or restricts Arbor's conduct or operation of the business of Hyperion and its subsidiaries following the Merger in a manner that would reasonably be expected to have a material adverse effect on the combination of Arbor and Hyperion after the Effective Time; (f) Arbor shall have received a letter from PricewaterhouseCoopers concurring with Arbor management's conclusion that the Merger will qualify for pooling of interests accounting treatment if consummated in accordance with the Plan of Merger, and Hyperion shall have received a letter from Ernst & Young concurring with Hyperion management's conclusion that, as of the date of such letter, no conditions exist related to Hyperion that would preclude accounting for the Merger, if closed and consummated in accordance with the Plan of Merger, as a pooling of interests under Accounting Principles Board Opinion No. 16 (see "The Merger and Related Transactions -- Accounting Treatment"); and (g) the shares of Arbor Common Stock to be issued in the Merger shall have been approved for quotation on the Nasdaq National Market.

     In addition, the obligations of Arbor and Merger Sub to effect the Merger are subject to the satisfaction of the following conditions: (i) the representations and warranties of Hyperion in the Plan of Merger shall be true and correct as of the date of the Plan of Merger and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for changes contemplated by the Plan of Merger and breaches which, individually or in the aggregate, have not had and are not reasonably likely to have a material adverse effect upon either Hyperion or the consummation of the transactions contemplated by the Plan of Merger; (ii) Hyperion shall have performed in all material respects all obligations required to be performed by it under the Plan of Merger at or prior to the Closing Date and Arbor, and Arbor shall have received a certificate signed on behalf of Hyperion by

Hyperion's chief executive officer and chief financial officer to such effect (conditions (i) and (ii) being the "Hyperion Representation Bringdown Conditions"); (iii) each affiliate within the meaning of Section 145 of the Securities Act (an "Affiliate") of Hyperion shall have entered into an Affiliate Agreement with Hyperion and Arbor pursuant to the Plan of Merger; and (iv) Arbor shall have received a written legal opinion to the effect that the Merger will be treated for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code (see "-- Certain Federal Income Tax Considerations").

     In addition, the obligations of Hyperion to effect the Merger are subject to the satisfaction of the following conditions: (i) the representations and warranties of Arbor in the Plan of Merger shall be true and correct as of the date of the Plan of Merger and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except for changes contemplated by the Plan of Merger and breaches which, individually or in the aggregate, have not had and are not reasonably likely to have a material adverse effect upon either Arbor or the consummation of the transactions contemplated by the Plan of Merger; (ii) Arbor shall have performed in all material respects all obligations required to be performed by it under the Plan of Merger at or prior to the Closing Date, and Hyperion shall have received a certificate signed on behalf of Arbor by Arbor's chief executive officer and chief financial officer to such effect (conditions
(i) and (ii) being the "Arbor Representation Bringdown Conditions"); (iii) each Affiliate of Arbor shall have entered into an Affiliate Agreement with Hyperion and Arbor pursuant to the Plan of Merger; and (iv) Hyperion shall have received a written legal opinion to the effect that the Merger will be treated for federal income tax purposes as a tax-free reorganization within the meaning of
Section 368(a) of the Code (see "-- Certain Federal Income Tax Considerations").

TERMINATION; TERMINATION FEES AND EXPENSES

     The Plan of Merger may be terminated at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the stockholders of Arbor and Hyperion:

          (a) by mutual written consent of Arbor and Hyperion; or

          (b) by either Arbor or Hyperion if the Merger shall not have been consummated by October 30, 1998 (provided that the right to terminate the Plan of Merger under this clause shall not be available to any party whose failure to fulfill any obligation under the Plan of Merger has been the cause of or resulted in the failure of the Merger to occur on or before such date); or

          (c) by either Arbor or Hyperion if a court of competent jurisdiction or other Governmental Entity (as defined in the Plan of Merger) shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; or

          (d) by Arbor if, at the Hyperion Special Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Hyperion in favor of the Plan of Merger and the Merger shall not have been obtained; or by Hyperion if, at the Arbor Annual Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Arbor in favor of the Arbor Merger Proposal shall not have been obtained; or

          (e) by Arbor, if (i) the Board of Directors of Hyperion shall have withdrawn or modified its recommendation of the Plan of Merger or the Merger; (ii) the Board of Directors of Hyperion shall have recommended to the stockholders of Hyperion an Alternative Transaction (as defined in the Plan of Merger); (iii) a tender offer or exchange offer for 15% or more of the outstanding shares of Hyperion Common Stock is commenced (other than by Arbor or an Affiliate of Arbor) and the Board of Directors of Hyperion recommends that the stockholders of Hyperion tender their shares in such tender or exchange offer; or (iv) for any reason Hyperion fails to call and hold the Hyperion Special Meeting by October 30, 1998 (the "Outside Date") (provided that Arbor's right to terminate the Plan of Merger under such clause (iv) shall not be available if at such time Hyperion would be entitled to terminate the Plan of Merger by reason of a breach by Arbor); or

          (f) by Hyperion, if (i) the Board of Directors of Arbor shall have withdrawn or modified its recommendation of the Plan of Merger or the Merger; (ii) the Board of Directors of Arbor shall have recommended to the stockholders of Arbor an Alternative Transaction (as defined in the Plan of Merger); (iii) a tender offer or exchange offer for 15% or more of the outstanding shares of Arbor Common Stock is commenced (other than by Hyperion or an Affiliate of Hyperion) and the Board of Directors of Arbor recommends that the stockholders of Arbor tender their shares in such tender or exchange offer; or (iv) for any reason Arbor fails to call and hold the Arbor Annual Meeting by the Outside Date (provided that Hyperion's right to terminate the Plan of Merger under such clause (iv) shall not be available if at such time Arbor would be entitled to terminate the Plan of Merger by reason of a breach by Hyperion); or

          (g) by Arbor or Hyperion, if there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in the Plan of Merger, which breach (i) causes the Hyperion Representation Bringdown Conditions (in the case of a termination by Arbor) or the Arbor Representation Bringdown Conditions (in the case of a termination by Hyperion) not to be satisfied and (ii) shall not have been cured within 20 business days following receipt by the breaching party of written notice of such breach from the other party (such a breach shall be referred to herein as a "Section 8.01(a) Breach").

     In the event of any termination of the Plan of Merger by either Arbor or Hyperion as provided above, the Plan of Merger will become void and there will be no liability or obligation (with limited exceptions) on the part of Arbor, Hyperion, Merger Sub or their respective officers, directors, stockholders or Affiliates, except as provided below with respect to expense reimbursements and termination fees.

     Except as set forth below, whether or not the Merger is consummated, all fees, costs and expenses incurred in connection with the Plan of Merger and the transactions contemplated thereby shall be paid by the party incurring such expenses, provided, however, that Arbor and Hyperion shall share equally all fees and expenses, other than attorneys' fees, incurred in relation to printing and filing of this Joint Proxy Statement/ Prospectus (including any related preliminary materials) and the related Registration Statement (including financial statements and exhibits) and any amendments or supplements.

     Hyperion shall pay Arbor up to $2,500,000 as reimbursement for expenses of Arbor actually incurred relating to the transactions contemplated by the Plan of Merger prior to termination (including fees and expenses of Arbor' counsel, accountants and financial advisors, but excluding any discretionary fees paid to such financial advisors), upon the termination of the Plan of Merger by Arbor under the circumstances described in paragraph (d) above (other than in the circumstances set forth in clause (iii) of the following paragraph).

     Hyperion shall pay Arbor a termination fee of $20,000,000 (the "Arbor Termination Fee") upon the earliest to occur of the following events: (i) the termination of the Plan of Merger by Arbor under the circumstances described in paragraph (e) above; (ii) the termination of the Plan of Merger by Arbor under the circumstances described in paragraph (g) above after a breach by Hyperion of a covenant or agreement in the Plan of Merger; or (iii) the termination of the Plan of Merger by Arbor under the circumstances described in paragraph (d) above, if a proposal for an Alternative Transaction (as defined in the Plan of Merger) involving Hyperion shall have been made and not withdrawn or abandoned prior to the Arbor Annual Meeting.

     Arbor shall pay Hyperion up to $2,500,000 as reimbursement for expenses of Hyperion actually incurred relating to the transactions contemplated by the Plan of Merger prior to termination (including fees and expenses of Hyperion's counsel, accountants and financial advisors, but excluding any discretionary fees paid to such financial advisors), upon the termination of the Plan of Merger by Hyperion under the circumstances described in paragraph (d) above (other than in the circumstances set forth in clause (iii) of the following paragraph).

     Arbor shall pay Hyperion a termination fee of $20,000,000 (the "Hyperion Termination Fee") upon the earliest to occur of the following events: (i) the termination of the Plan of Merger by Hyperion under the circumstances described in paragraph (f) above; (ii) the termination of the Plan of Merger by Hyperion under the circumstances described in paragraph (g) above after a breach by Arbor of a covenant or agreement in the Plan of Merger; or
(iii) the termination of the Plan of Merger by Hyperion under the circumstances described in paragraph (d) above, if a proposal for an Alternative Transaction involving Arbor shall have been made and not withdrawn or abandoned prior to the Arbor Annual Meeting.

     If applicable, any expenses and fees payable as described above shall be paid within one business day after the first to occur of the relevant termination events.

CLOSING

     The Merger will be completed on the date that the Certificate of Merger is filed with the Office of the Secretary of State of the State of Delaware. The Effective Time is expected to occur as soon as practicable after the receipt of the necessary approvals at the Arbor Annual Meeting and the Hyperion Special Meeting and satisfaction or waiver of the other conditions precedent to the Merger, as set forth in the Plan of Merger (the "Closing"). It is anticipated that the Closing will occur no later than two business days of the obtaining of the necessary approvals at the Arbor Annual Meeting and the Hyperion Special Meeting.

AMENDMENT AND WAIVER

     The Plan of Merger may be amended at any time by action taken or authorized by the respective Boards of Directors of Arbor and Hyperion, but after approval by the stockholders of Arbor or Hyperion of the Merger, no amendment shall be made which by law requires further approval by such stockholders, without such further approval. Arbor and Hyperion, by action taken or authorized by their respective Boards of Directors, may extend the time for performance of the obligations or other acts of the other parties to the Plan of Merger, may waive inaccuracies in the representations or warranties contained in the Plan of Merger and may waive compliance with any agreements or conditions contained in the Plan of Merger.

STOCK OPTION AGREEMENTS

     The following is a brief summary of the terms of the Arbor and Hyperion Stock Option Agreements, copies of which are filed as exhibits to Arbor's Current Report on Form 8-K dated May 29, 1998, which is incorporated herein by reference. Such summaries are qualified in their entirety by reference to the Stock Option Agreements.

  Arbor Option

     Pursuant to the Arbor Stock Option Agreement, Arbor has the right (the "Arbor Option"), under the circumstances described below, to acquire up to 3,789,000 shares of authorized but unissued Hyperion Common Stock (the "Arbor Option Shares") (or approximately 19.9% of the outstanding Hyperion Common Stock as of the date of execution of the Arbor Stock Option Agreement prior to giving effect to the exercise of such option), including the associated rights under the Hyperion Rights Plan, at a price equal to the lowest of (i) $38.125 per share, (ii) the average closing price of the Hyperion Common Stock on the Nasdaq National Market for the five consecutive trading days beginning on and including the day that the Merger is publicly announced, or (iii) the average closing price of the Hyperion Common Stock on the Nasdaq National Market for the five consecutive trading days immediately preceding the public announcement of an Alternative Transaction involving Hyperion which gives rise to the right to exercise the option (the "Arbor Option Price"). The Arbor Stock Option Agreement could have the effect of making an acquisition of Hyperion by a third party more costly because of the need to acquire in any such transaction the Arbor Option Shares issued under the Arbor Stock Option Agreement, and could also jeopardize the ability of a third party to acquire Hyperion in a transaction accounted for as a pooling of interests.

     The Arbor Option may be exercised by Arbor, in whole or in part, at any time or from time to time after the occurrence of an event (other than a Section 8.01(g) Breach) which would entitle Arbor, upon termination of the Plan of Merger, to payment of the Arbor Termination Fee (as described in "-- Termination; Termination Fees and Expenses" above). Arbor may exercise the Arbor Option by either

(a) paying the Arbor Option Price in cash and receiving the Arbor Option Shares or (b) electing, in lieu of the payment of the Arbor Option Price and the receipt of the Arbor Option Shares, to receive a cash payment (the "Cash Exercise Payment") from Hyperion in the amount of the excess of (i) the higher of the price paid for the Hyperion Common Stock in an Alternative Transaction or the then current market price of the Hyperion Common Stock over (ii) the Arbor Option Price.

     Upon exercise by Arbor of the Arbor Option for at least 1,900,000 shares of Hyperion Common Stock (which represented approximately 10% of the outstanding Hyperion Common Stock as of the date of execution of the Arbor Stock Option Agreement), Arbor shall be entitled to designate one person to be appointed to the Board of Directors of Hyperion, and Hyperion shall (subject to certain limitations) cause such designee to be appointed to its Board of Directors.

     In the event Arbor exercises the Arbor Option in whole or in part, Hyperion shall have a right of first refusal with respect to certain sales by Arbor of the Arbor Option Shares prior to the earlier of the first anniversary of the termination of the Plan of Merger or the occurrence of a change in control event (as defined in the Arbor Stock Option Agreement) with respect to Hyperion. At any time prior to the first anniversary of the termination of the Plan of Merger, Arbor shall have the right to sell to Hyperion all (but not less than all) of the Arbor Option Shares at a price equal to the greater of (i) the Arbor Option Price or (ii) the average of the closing prices for Hyperion Common Stock on the five trading days ending five days prior to the date Arbor gives notice of its exercise of such right. In addition, if a change in control event with respect to Hyperion has not occurred prior to the first anniversary of the termination of the Plan of Merger, Hyperion shall have the right, during the 30-day period beginning on such anniversary, to purchase all (but not less than all) of the Arbor Option Shares at a purchase price equal to the greater of (i) the Arbor Option Price or (ii) the average of the closing prices for Hyperion Common Stock on the five trading days ending five days prior to the date Hyperion gives notice of its exercise of such right.

     The Arbor Stock Option Agreement further provides that if Arbor desires to sell any of the Arbor Option Shares within two years after the purchase of such shares and such sale requires the registration of such shares under the Securities Act, Hyperion shall be required to prepare and file (subject to certain limitations) a registration statement under the Securities Act for the purpose of permitting such sale of shares by Arbor. Hyperion shall not be required to have declared effective more than two such registration statements.

     Notwithstanding any other provisions of the Arbor Stock Option Agreement,
(i) in no event shall the Arbor Total Profit (as defined below) exceed $30,000,000 and (ii) the Arbor Option may not be exercised for a number of Arbor Option Shares that would result in an Arbor Notional Total Profit (as defined below) of more than $30,000,000. "Arbor Total Profit" means the aggregate amount (before taxes) of (i) the Arbor Termination Fee received by Arbor, (ii) the Cash Exercise Payment received by Arbor, (iii) the amount received by Arbor for the repurchase of the Arbor Option Shares by Hyperion pursuant to the second preceding paragraph, less the purchase price paid by Arbor for such shares and
(iv) the net cash amounts received by Arbor pursuant to the sale of Arbor Option Shares to an unaffiliated party, less the purchase price paid by Arbor for such shares. "Arbor Notional Total Profit" means, with respect to such number of Arbor Option Shares as to which Arbor proposes to exercise the Arbor Option, the Arbor Total Profit determined as of the date on which Arbor gives its option exercise notice, assuming that the Arbor Option were exercised on such date for the designated number of Arbor Option Shares and assuming that such shares, together with all other Arbor Option Shares held by Arbor and its affiliates as of such date, were sold for cash at the closing market price for the Hyperion Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

     The Arbor Option shall terminate upon the earlier of (i) the Effective Time, (ii) the date on which Arbor realizes an Arbor Total Profit of $30,000,000 and (iii) 90 days after the termination of the Plan of Merger; provided that (a) if the Arbor Option cannot be exercised because of a preliminary or permanent injunction or other court order or because the applicable waiting period under the HSR Act shall not have expired or been terminated, the date referred to in clause (iii) above shall be extended until 30 days after such impediment to exercise has been removed and (b) if Arbor seeks to exercise the Arbor Option but is unable to do so with respect to all of the Arbor Option Shares subject to the Arbor Option because of the limitation on

Arbor Notional Total Profit described above, the date referred to in clause
(iii) above shall be extended for an additional 180 days (but in no event more than 270 days after the termination of the Plan of Merger).

  Hyperion Option

     Pursuant to the Hyperion Stock Option Agreement, Hyperion has the right (the "Hyperion Option"), under the circumstances described below, to acquire up to 2,274,000 shares of authorized but unissued Arbor Common Stock (the "Hyperion Option Shares") (or approximately 19.9% of the outstanding Arbor Common Stock as of the date of execution of the Hyperion Stock Option Agreement prior to giving effect to the exercise of such option), at a price equal to the lowest of (i) $42.125 per share, (ii) the average closing price of the Arbor Common Stock on the Nasdaq National Market for the five consecutive trading days beginning on and including the day that the Merger is publicly announced, or (iii) the average closing price of the Arbor Common Stock on the Nasdaq National Market for the five consecutive trading days immediately preceding the public announcement of an Alternative Transaction involving Arbor which gives rise to the right to exercise the option (the "Hyperion Option Price"). The Hyperion Stock Option Agreement could have the effect of making an acquisition of Arbor by a third party more costly because of the need to acquire in any such transaction the Hyperion Option Shares issued under the Hyperion Stock Option Agreement, and could also jeopardize the ability of a third party to acquire Arbor in a transaction accounted for as a pooling of interests.

     The Hyperion Option may be exercised by Hyperion, in whole or in part, at any time or from time to time after the occurrence of an event (other than a Section 8.01(g) Breach) which would entitle Hyperion, upon termination of the Plan of Merger, to payment of the Hyperion Termination Fee (as described in "-- Termination; Termination Fees and Expenses" above). Hyperion may exercise the Hyperion Option by either (a) paying the Hyperion Option Price in cash and receiving the Hyperion Option Shares or (b) electing, in lieu of the payment of the Hyperion Option Price and the receipt of the Hyperion Option Shares, to receive a Cash Exercise Payment from Arbor in the amount of the excess of (i) the higher of the price paid for the Arbor Common Stock in an Alternative Transaction or the then current market price of the Arbor Common Stock over (ii) the Hyperion Option Price.

     Upon exercise by Hyperion of the Hyperion Option for at least 1,143,000 shares of Arbor Common Stock (which represented approximately 10% of the outstanding Arbor Common Stock as of the date of execution of the Hyperion Stock Option Agreement), Hyperion shall be entitled to designate one person to be appointed to the Board of Directors of Arbor, and Arbor shall (subject to certain limitations) cause such designee to be appointed to its Board of Directors.

     In the event Hyperion exercises the Hyperion Option in whole or in part, Arbor shall have a right of first refusal with respect to certain sales by Hyperion of the Hyperion Option Shares prior to the earlier of the first anniversary of the termination of the Plan of Merger or the occurrence of a change in control event (as defined in the Hyperion Stock Option Agreement) with respect to Arbor. At any time prior to the first anniversary of the termination of the Plan of Merger, Hyperion shall have the right to sell to Arbor all (but not less than all) of the Hyperion Option Shares at a price equal to the greater of (i) the Hyperion Option Price or (ii) the average of the closing prices for Arbor Common Stock on the five trading days ending five days prior to the date Hyperion gives notice of its exercise of such right. In addition, if a change in control event with respect to Arbor has not occurred prior to the first anniversary of the termination of the Plan of Merger, Arbor shall have the right, during the 30-day period beginning on such anniversary, to purchase all (but not less than all) of the Hyperion Option Shares at a purchase price equal to the greater of (i) the Hyperion Option Price or (ii) the average of the closing prices for Arbor Common Stock on the five trading days ending five days prior to the date Arbor gives notice of its exercise of such right.

     The Hyperion Stock Option Agreement further provides that if Hyperion desires to sell any of the Hyperion Option Shares within two years after the purchase of such shares and such sale requires the registration of such shares under the Securities Act, Arbor shall be required to prepare and file (subject to certain limitations) a registration statement under the Securities Act for the purpose of permitting such sale of shares by Hyperion. Arbor shall not be required to have declared effective more than two such registration statements.

     Notwithstanding any other provisions of the Hyperion Stock Option Agreement, (i) in no event shall the Hyperion Total Profit (as defined below) exceed $30,000,000 and (ii) the Hyperion Option may not be exercised for a number of Hyperion Option Shares that would result in a Hyperion Notional Total Profit (as defined below) of more than $30,000,000. "Hyperion Total Profit" means the aggregate amount (before taxes) of (i) the Hyperion Termination Fee received by Hyperion, (ii) the Cash Exercise Payment received by Hyperion, (iii) the amount received by Hyperion for the repurchase of the Hyperion Option Shares by Arbor pursuant to the second preceding paragraph, less the purchase price paid by Hyperion for such shares and (iv) the net cash amounts received by Hyperion pursuant to the sale of Hyperion Option Shares to an unaffiliated party, less the purchase price paid by Hyperion for such shares. "Hyperion Notional Total Profit" means, with respect to such number of Hyperion Option Shares as to which Hyperion proposes to exercise the Hyperion Option, the Hyperion Total Profit determined as of the date on which Hyperion gives its option exercise notice, assuming that the Hyperion Option were exercised on such date for the designated number of Hyperion Option Shares and assuming that such shares, together with all other Hyperion Option Shares held by Hyperion and its affiliates as of such date, were sold for cash at the closing market price for the Arbor Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

     The Hyperion Option shall terminate upon the earlier of (i) the Effective Time, (ii) the date on which Hyperion realizes a Hyperion Total Profit of $30,000,000 and (iii) 90 days after the termination of the Plan of Merger; provided that (a) if the Hyperion Option cannot be exercised because of a preliminary or permanent injunction or other court order or because the applicable waiting period under the HSR Act shall not have expired or been terminated, the date referred to in clause (iii) above shall be extended until 30 days after such impediment to exercise has been removed and (b) if Hyperion seeks to exercise the Hyperion Option but is unable to do so with respect to all of the Hyperion Option Shares subject to the Hyperion Option because of the limitation on Hyperion Notional Total Profit described above, the date referred to in clause (iii) above shall be extended for an additional 180 days (but in no event more than 270 days after the termination of the Plan of Merger).

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion summarizes the material federal income tax considerations relevant to the Merger that are applicable to holders of Hyperion Common Stock. This discussion is based on currently existing provisions of the Code, existing Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to Arbor, Hyperion or Hyperion's stockholders as described herein.

     Hyperion stockholders should be aware that this discussion does not deal with all federal income tax considerations that may be relevant to particular Hyperion stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, who are subject to the alternative minimum tax provisions of the Code, who are insurance companies or financial institutions, who are foreign persons or entities, who do not hold their Hyperion Common Stock as capital assets, who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions, who hold Hyperion Common Stock as part of an integrated investment (including a "straddle") comprised of shares of Hyperion Common Stock and one or more other positions, or who have previously entered into a transaction deemed to result in a constructive sale of Hyperion Common Stock under the Code. In addition, the following discussion does not address the tax consequences of the Merger under foreign, state or local tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Merger (whether or not any such transactions are undertaken in connection with the Merger), including without limitation any transaction in which shares of Hyperion Common Stock are acquired or shares of Arbor Common Stock are disposed of, or the tax consequences of the assumption by Arbor of outstanding options and subscriptions to acquire Hyperion Common Stock. ACCORDINGLY, HYPERION STOCKHOLDERS ARE URGED TO

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

CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER.

     Arbor and Hyperion have received opinions (the "Exhibit Tax Opinions") from Gunderson Dettmer and Hale and Dorr, respectively, that the Merger will be treated as a "reorganization" within the meaning of Section 368(a) of the Code (a "Reorganization"). The Exhibit Tax Opinions are subject to certain assumptions, limitations and qualifications, are based upon certain factual representations of Arbor, Merger Sub and Hyperion and have been filed as exhibits to the Registration Statement of which this Joint Proxy Statement/Prospectus is a part. In addition, the consummation of the Merger is conditioned upon Gunderson Dettmer and Hale and Dorr delivering opinions (the "Final Tax Opinions") at the Closing to Arbor and Hyperion, respectively, similar to the Exhibit Tax Opinions but based upon facts and factual representations of Arbor, Merger Sub and Hyperion as of the Closing Date. Assuming the Merger is a Reorganization, then, subject to the assumptions, limitations and qualifications referred to herein and in the Exhibit Tax Opinions, the Merger should result in the following federal income tax consequences:

          (a) No gain or loss will be recognized by holders of Hyperion Common Stock solely upon their receipt in the Merger of Arbor Common Stock in exchange therefor (except to the extent of cash received in lieu of a fractional share of Arbor Common Stock).

          (b) The aggregate tax basis of the Arbor Common Stock received by Hyperion stockholders in the Merger (including any fractional share of Arbor Common Stock not actually received) will be the same as the aggregate tax basis of the Hyperion Common Stock surrendered in exchange therefor.

          (c) The holding period of the Arbor Common Stock received by each Hyperion stockholder in the Merger will include the period for which the Hyperion Common Stock surrendered in exchange therefor was considered to be held, provided that the Hyperion Common Stock so surrendered is held as a capital asset at the time of the Merger.

          (d) Cash payments received by holders of Hyperion Common Stock in lieu of a fractional share will be treated as if such fractional share of Arbor Common Stock had been issued in the Merger and then redeemed by the combined company. A Hyperion stockholder receiving such cash will recognize gain or loss, upon such payment, measured by the difference (if any) between the amount of cash received and the basis in such fractional share.

          (e) Each of Arbor, Merger Sub and Hyperion will be a party to the Reorganization, and as such will not recognize gain or loss directly as a result of the Merger.

     Although Arbor and Hyperion have received the Exhibit Tax Opinions and will receive the Final Tax Opinions from their respective counsel that the Merger will be treated as a Reorganization, a recipient of shares of Arbor Common Stock could recognize gain to the extent that such shares were considered to be received in exchange for services or property (other than solely Hyperion Common Stock). All or a portion of such gain may be taxable as ordinary income. Gain could also have to be recognized to the extent that a Hyperion stockholder was treated as receiving (directly or indirectly) consideration other than Arbor Common Stock in exchange for such stockholder's Hyperion Common Stock.

     The parties will not request a ruling from the Internal Revenue Service (the "IRS") in connection with the Merger. Hyperion stockholders should be aware that neither the Exhibit Tax Opinions nor the Final Tax Opinions bind the IRS and the IRS is therefore not precluded from successfully asserting a contrary opinion. In addition, the Exhibit Tax Opinions and the Final Tax Opinions are subject to certain assumptions, limitations and qualifications, including but not limited to the truth and accuracy of certain representations made by Arbor, Hyperion and Merger Sub, including representations in certain certificates to be delivered to counsel by the respective managements of Arbor, Hyperion and Merger Sub.

     A successful IRS challenge to the Reorganization status of the Merger would result in Hyperion stockholders recognizing taxable gain or loss with respect to each share of Hyperion Common Stock surrendered equal to the difference between the stockholder's basis in such share and the fair market value, as of the Effective Time, of the Arbor Common Stock received in exchange therefor. In such event, a stockholder's aggregate basis in the Arbor Common Stock so received would equal its fair market value as of the Effective Time, and the stockholder's holding period for such stock would begin the day after the Merger.

ACCOUNTING TREATMENT

     The Merger is intended to qualify as a pooling of interests for accounting purposes. Under this method of accounting, the recorded assets and liabilities of Arbor and Hyperion will be carried forward to the combined company at their recorded amounts, the operating results of the combined company will include the operating results of Arbor and Hyperion for the entire fiscal year in which the combination occurs, and the reported operating results of the separate companies for prior periods will be combined and restated as the operating results of the combined company. Each of the affiliates of Arbor and Hyperion has executed a written agreement to the effect that such person will not transfer shares of common stock of either Arbor or Hyperion during the period beginning 30 days prior to the Effective Time and ending on the date that Hyperion Solutions publishes financial statements, which reflect 30 days of operations of the combined company (which agreements relate to the ability of the combined company to account for the Merger as a pooling of interests). See "-- Resale of Arbor Common Stock; Agreements with Affiliates."

     It is a condition to Arbor's obligations to consummate the Merger that, among other things, it receive a letter from PricewaterhouseCoopers, the independent accountants for Arbor, expressing its concurrence with Arbor's management's conclusion as to the appropriateness of the pooling of interests accounting for the Merger if closed and consummated in accordance with the Plan of Merger. It is a condition to Hyperion's obligations to consummate the Merger that, among other things, it receive a letter from Ernst & Young, the independent auditors for Hyperion, concurring with Hyperion management's conclusion that, as of the date of such letter, no conditions exist related to Hyperion that would preclude accounting for the Merger, if closed and consummated in accordance with the Plan of Merger as a pooling of interests under Accounting Principles Board Opinion No. 16.

                               ARBOR AND HYPERION
          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the Merger, using the pooling-of-interests method of accounting. Arbor's fiscal year ends on March 31 and Hyperion's fiscal year ends on June 30.

     The unaudited pro forma condensed combined balance sheet gives effect to the Merger as if it had occurred on March 31, 1998 and combines the audited consolidated balance sheet of Arbor and the unaudited condensed consolidated balance sheet of Hyperion as of March 31, 1998.

     The unaudited pro forma condensed combined statements of income give effect to the Merger as if it occurred as of the beginning of the earliest year presented. The unaudited pro forma condensed combined statements of income for the fiscal years ended March 31, 1996 and 1997 combine Arbor's historical statements of operations for the fiscal years ended March 31, 1996 and 1997 with Hyperion's historical statements of income for the fiscal years ended June 30, 1996 and 1997. The unaudited pro forma condensed combined statement of income for the fiscal year ended March 31, 1998 combines Arbor's historical statement of operations for the fiscal year ended March 31, 1998 with Hyperion's historical statements of income for the nine month period ended March 31, 1998 and the three month period ended June 30, 1997. Accordingly, Hyperion's historical statement of income for the three month period ended June 30, 1997 has been included in the accompanying unaudited pro forma condensed combined statements of income for both the fiscal year ended March 31, 1997 and the fiscal year ended March 31, 1998.

     Arbor and Hyperion estimate that they will incur transaction costs of approximately $20 million associated with the Merger, which will be charged to operations when incurred. There can be no assurance that the combined company will not incur additional charges to reflect costs associated with the Merger or that management will be successful in its efforts to integrate the operations of the two companies. See "Risk Factors -- Cost of Integration; Transaction Expenses."

     The following unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Merger occurred at the beginning of the periods presented, nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma condensed combined financial statements are based upon the respective historical consolidated financial statements of Arbor and Hyperion and should be read in conjunction with the respective historical consolidated financial statements and notes thereto incorporated by reference in this Joint Proxy Statement/Prospectus, and do not incorporate, nor do they assume, any benefits from cost savings or synergies of operations of the combined company.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                                 BALANCE SHEET
                                 (IN THOUSANDS)

                                     ASSETS

                                                             AS OF MARCH 31, 1998
                                             ----------------------------------------------------
                                                                          PRO FORMA     PRO FORMA
                                              ARBOR       HYPERION       ADJUSTMENTS    COMBINED
                                             --------    -----------     -----------    ---------
Current assets:
  Cash and cash equivalents................  $102,307    $    93,817                    $196,124
  Short-term investments...................    35,479             --                      35,479
  Accounts receivable, net.................    20,193         71,263                      91,456
  Deferred income taxes....................     4,207          5,800                      10,007
  Prepaid expenses and other current
     assets................................     3,991          4,375                       8,366
                                             --------    -----------                    --------
          Total current assets.............   166,177        175,255                     341,432
                                             --------    -----------                    --------
Property and equipment, net................    12,975         59,740                      72,715
Product development costs, net.............        --          7,888                       7,888
Product distribution rights, goodwill and
  other intangible assets, net.............     2,812          8,928                      11,740
Other assets...............................     4,269          3,373                       7,642
                                             --------    -----------                    --------
                                             $186,233    $   255,184                    $441,417
                                             ========    ===========                    ========
                              LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable.........................  $  1,518    $    13,088                    $ 14,606
  Accrued expenses and other current
     liabilities...........................    15,791         45,526      $ 17,950        79,267
  Deferred revenue.........................    12,840         51,250            --        64,090
                                             --------    -----------      --------      --------
          Total current liabilities........    30,149        109,864        17,950       157,963
                                             --------    -----------      --------      --------
Long-term debt.............................   100,000          7,454                     107,454
Stockholders' equity
  Preferred stock..........................        --             --            --            --
  Common stock.............................    45,842        100,105            --       145,947
  Retained earnings........................    10,223         53,448       (17,950)       45,721
  Cumulative translation adjustments.......        19         (2,174)           --        (2,155)
  Treasury stock, at cost..................        --        (13,513)           --       (13,513)
                                             --------    -----------      --------      --------
          Total stockholders' equity.......    56,084        137,866       (17,950)      176,000
                                             --------    -----------      --------      --------
                                             $186,233    $   255,184      $     --      $441,417
                                             ========    ===========      ========      ========

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   YEAR ENDED MARCH 31,
                                                             --------------------------------
                                                               1996        1997        1998
                                                             --------    --------    --------
Revenues:
  Software licenses........................................  $111,842    $151,202    $201,890
  Maintenance and services.................................    86,116     119,011     151,492
                                                             --------    --------    --------
          Total revenues...................................   197,958     270,213     353,382
                                                             --------    --------    --------
Cost of revenues:
  Software licenses........................................     5,486       7,866       9,806
  Maintenance and services.................................    54,167      72,929      90,266
                                                             --------    --------    --------
          Total cost of revenues...........................    59,653      80,795     100,072
                                                             --------    --------    --------
Gross profit...............................................   138,305     189,418     253,310
                                                             --------    --------    --------
Operating expenses:
  Sales and marketing......................................    69,544      96,009     128,669
  Research and development.................................    30,524      40,000      46,987
  General and administration...............................    19,091      23,807      33,946
  Acquired in-process technology...........................     2,000          --       3,000
  Asset valuation and restructuring........................        --       4,400       4,400
                                                             --------    --------    --------
          Total operating expenses.........................   121,159     164,216     217,002
                                                             --------    --------    --------
Income from operations.....................................    17,146      25,202      36,308
                                                             --------    --------    --------
Interest and other income..................................     2,252       3,430       4,536
Interest expense...........................................      (547)       (591)       (655)
                                                             --------    --------    --------
Income before income taxes.................................    18,851      28,041      40,189
Provision for income taxes.................................    (6,516)    (10,337)    (15,949)
                                                             --------    --------    --------
Net income.................................................  $ 12,335    $ 17,704    $ 24,240
                                                             ========    ========    ========
Earnings per share
  Basic....................................................  $   0.57    $   0.64    $   0.84
  Diluted..................................................  $   0.45    $   0.61    $   0.80
Shares used to compute earnings per share
  Basic....................................................    21,728      27,537      28,831
  Diluted..................................................    27,544      29,261      30,470

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                          NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS

 1. PERIODS PRESENTED

     Arbor's fiscal year ends on March 31. Hyperion's fiscal year ends on June
30. The unaudited pro forma condensed combined statements of income give effect to the Merger as if it occurred as of the beginning of the earliest year presented. The unaudited pro forma condensed combined statements of income for the fiscal years ended March 31, 1996 and 1997 combine Arbor's historical statements of operations for the fiscal years ended March 31, 1996 and 1997 with Hyperion's historical statements of income for the fiscal years ended June 30, 1996 and 1997. The unaudited pro forma condensed combined statement of income for the fiscal year ended March 31, 1998 combines Arbor's historical statement of operations for the year ended March 31, 1998 with Hyperion's historical statements of income for the nine month period ended March 31, 1998 and the three month period ended June 30, 1997. Accordingly, Hyperion's historical statement of income for the three month period ended June 30, 1997, which includes revenues of $73,624,000 and net income of $5,886,000, has been included in the accompanying unaudited pro forma condensed combined statements of income for both the fiscal year ended March 31, 1997 and the fiscal year ended March 31, 1998. The unaudited pro forma condensed combined balance sheet gives effect to the Merger as if it had occurred on March 31, 1998, and is based upon the historical balance sheet data of Arbor and Hyperion as of March 31, 1998.

 2. PRO FORMA EARNINGS PER SHARE

     The unaudited pro forma combined earnings per share data is based upon the weighted average number of common and potential common shares outstanding of Arbor and Hyperion for each period using an exchange ratio of 0.95 of a share of Arbor common stock for each share of Hyperion common stock.

 3. CONFORMING ADJUSTMENTS AND INTERCOMPANY TRANSACTIONS

     There were no material adjustments required to conform the accounting policies of Arbor and Hyperion. Certain amounts have been reclassified to conform to the pro forma presentation. There are no material intercompany transactions included in the unaudited pro forma condensed combined financial statements.

 4. TRANSACTION COSTS

     It is estimated that the combined company will incur charges to operations related to the Merger currently estimated to be $20 million principally in the quarter in which the Merger is consummated. These charges include direct transaction costs, primarily for financial advisory services and legal fees, and costs associated with combining the operations of the two companies. The estimated charge, less estimated income tax benefits of $2.1 million, is reflected in the pro forma balance sheet but is not reflected in the unaudited pro forma condensed combined statements of income. This charge is a preliminary estimate only, and is, therefore, subject to change. See "Risk Factors -- Cost of Integration; Transaction Expenses."

 5. ISSUANCE OF ARBOR COMMON STOCK

     The unaudited pro forma condensed combined financial statements reflect the issuance of 0.95 of a share of Arbor common stock for each share of Hyperion common stock outstanding. The following table sets forth the pro forma share issuances in connection with the Merger (shares in thousands):

Hyperion common stock outstanding as of March 31, 1998......       19,041
Exchange Ratio..............................................  0.95 : 1.00
Number of shares of Arbor common stock to be exchanged......       18,089
Number of shares of Arbor common stock outstanding as of
  March 31, 1998............................................       11,400
Number of shares of Arbor common stock outstanding after
  completion of the Merger..................................       29,489

     Additionally at the Effective Time, all outstanding options to purchase Hyperion common stock will be exchanged for options to purchase Arbor common stock, based upon the exchange ratio of 0.95. As of March 31, 1998, options to purchase 2,833,135 shares of Hyperion common stock were outstanding.

                          NOTES TO UNAUDITED PRO FORMA
              CONDENSED COMBINED FINANCIAL STATEMENTS (CONTINUED)

 6. CHANGE IN FISCAL YEAR-END

     It is anticipated upon consummation of the Merger that Arbor will change its fiscal year-end from March 31 to June 30. Accordingly, the following selected supplemental unaudited pro forma condensed combined statements of income data for the nine months ended March 31, 1997 and 1998 combine the unaudited historical consolidated statement of income data of Arbor for the nine months ended December 31, 1996 and 1997 with the unaudited historical consolidated statement of income data of Hyperion for the nine months ended March 31, 1997 and 1998. The following selected supplemental unaudited pro forma condensed combined financial information is presented for illustrative purposes and is not necessarily indicative of the results of operations that would have actually been reported had the Merger occurred at the beginning of the periods presented, nor is it necessarily indicative of the future results of operations. Amounts for the fiscal years ended June 30, 1997 and June 30, 1996 will not differ from the amounts reflected in the Unaudited Pro Forma Condensed Combined Statements of Income for the fiscal years ended March 31, 1997 and March 31, 1996 respectively.

                                                          NINE MONTHS ENDED
                                                              MARCH 31,
                                                         --------------------
                                                           1997        1998
                                                         --------    --------
Revenues:
  Software licenses....................................  $ 97,230    $138,346
  Maintenance and services.............................    84,515     114,671
                                                         --------    --------
          Total revenues...............................   181,745     253,017
Income from operations.................................    13,912      22,512
Net income.............................................    10,106      15,090
Earnings per share
  Basic................................................  $   0.37    $   0.52
  Diluted..............................................  $   0.35    $   0.49
Shares used to compute earnings per share
  Basic................................................    27,357      28,995
  Diluted..............................................    29,161      30,641

                                 ARBOR BUSINESS

OVERVIEW

     Arbor develops and markets enterprise on-line analytical processing ("OLAP") software for management reporting, analysis and planning applications. Arbor's Arbor Essbase software is a powerful OLAP solution that integrates data from throughout an enterprise, including data from relational databases, data warehouses and other data repositories, and allows users to perform multidimensional analysis on this data utilizing spreadsheets, query tools, report writers and web browsers. Arbor Essbase users can easily access and organize large volumes of historical and projected data, rapidly perform interactive what-if scenario analyses and share this information with users throughout the enterprise. Arbor Essbase consists principally of Arbor Essbase OLAP Server, and complementary products that extend and enhance the functionality of the Arbor Essbase solution, including user tools, developer tools, server management and data integration modules, and application modules. Arbor Essbase is easy to use and deploy rapidly, possesses robust calculation capabilities, provides rapid response to user requests and incorporates user-generated scenario data. Arbor Essbase also has the flexibility to reorganize and present data from a variety of perspectives without disturbing the integrity of the underlying historical data or causing the degradation of network performance.

     Arbor Essbase is marketed and sold in the United States, Canada and Europe through Arbor's direct sales force, and worldwide through original equipment manufacturers, value-added resellers and distributors, including Comshare, Fujitsu, IBM, i2 Technologies, Lawson Software, Mitsubishi, PeopleSoft and Walker Interactive Systems. Arbor Essbase has been adopted for planning and analysis functions by customers in a wide variety of industries, such as banking, consumer products, financial services, health care/pharmaceuticals, insurance, manufacturing, retail, technology, telecommunications, transportation and utilities.

     See "Risk Factors -- Uncertainty Relating to Integration of Multiple Operations and Product Lines; Management of Growth," and "-- Cost of Integration; Transaction Expenses."

PENDING AND POTENTIAL LITIGATION

     On April 16, 1996, Gentia Software filed an action against Arbor in the United States District Court for the District of Massachusetts (the "Massachusetts action") seeking a declaratory judgment that U.S. Patent No. 5,359,724 (the " '724 patent"), owned by Arbor, is invalid and not infringed by Gentia Software's products. On April 18, 1996, Arbor filed an action against Gentia Software in the United States District Court for the Northern District of California (the "California action") alleging that Gentia Software infringes the '724 patent, and seeking a permanent injunction and monetary damages, including treble damages. On May 8, 1996, Gentia Software filed its answer in the California action, including a counterclaim seeking to declare the '724 patent invalid. Gentia Software also filed a motion to dismiss, stay or transfer the action to Massachusetts, which the California court denied on December 12, 1996. On May 13, 1996, Arbor filed a motion to transfer the Massachusetts action to California, which was granted on November 18, 1996. Arbor filed its answer and a counterclaim for patent infringement in the transferred case on December 12, 1996. On April 7, 1997, the Court consolidated both actions into a single case pending in the United States District Court for the Northern District of California.

     On July 11, 1997, Gentia Software filed a request for reexamination of the '724 patent with the United States Patent and Trademark Office (the "PTO"). On September 11, 1997, the PTO granted the request for reexamination. The reexamination proceedings are currently pending. On December 11, 1997, the Court ordered that the litigation will not be set for trial until after completion of the reexamination, but denied Gentia Software's request to stay the entire litigation. The parties are presently engaged in discovery. On February 27, 1998, Gentia Software filed a request for a second reexamination of the '724 patent with the PTO. On May 22, 1998, the PTO granted the request for reexamination. The reexamination proceedings are currently pending.

     Arbor believes that it has meritorious claims against Gentia Software and meritorious defenses against Gentia Software's claims that the '724 patent is invalid, and intends to pursue vigorously its claims and defend against Gentia Software's claims. The outcomes of the Gentia Software litigation and the patent reexamina-tion proceedings are uncertain at this time and no assurance can be given that the outcome of the litigation will be in Arbor's favor, or that the PTO will not declare the '724 patent invalid or narrow the scope of its claims. Arbor management believes that the outcome of the Gentia Software litigation or the reexamination will not have a material adverse effect on Arbor's business, operating results or financial condition. However, should the '724 patent be declared invalid or narrowed in scope, competitors may be able to implement the technology described in the '724 patent, which could result in increased competition. Increased competition could materially adversely affect Arbor's future business.

     The preceding current litigation and any future litigation against Arbor or its employees, regardless of the outcome, is expected to result in substantial costs and expenses to Arbor and significant diversion of attention by Arbor's management personnel. See "Risk Factors -- Risks Associated with Litigation and Related Costs."

                               HYPERION BUSINESS

     Founded in 1981, Hyperion develops, markets and supports comprehensive analytic solutions that enable large, multinational companies to improve financial performance by maximizing the value of information. The company's internet/intranet-enabled applications support and enhance enterprise-wide financial processes, including planning, budgeting, forecasting, accounting, consolidation and performance analysis.

     Hyperion's products provide executives, managers, analysts and accountants with the capability to collect, process, report and analyze business information. Hyperion Enterprise products consolidate and report financial and other business data; Hyperion Pillar is used for corporate budgeting and financial planning; Hyperion MBA provides multidimensional analysis and reporting capabilities regarding complex, high-volume business data; and Hyperion's Spider-Man web delivery application is a web-based business information access solution for the global user community of an organization. Hyperion also offers installation, training, consulting and support services.

     Hyperion derives revenues from licensing its software products and providing related product installation, support, training and consulting services. Customers are billed an initial fee for the software upon delivery. A license renewal fee entitling customers to routine support and product updates is billed annually. Hyperion licenses its products throughout the world primarily through a direct sales force. Products are also licensed through independent distributors and sales agents, including major accounting firms.

              DIRECTORS OF HYPERION SOLUTIONS FOLLOWING THE MERGER

DIRECTORS

     If the Arbor Merger Proposal is approved by the stockholders of Arbor at the Arbor Annual Meeting and the Merger and Plan of Merger is approved by the stockholders of Hyperion at the Hyperion Special Meeting, the following directors will have been elected by the stockholders of Arbor to the Board of Directors of the combined company. If Merger is not consummated, the stockholders of Arbor will vote for the nominees set forth below in "Other Information for Arbor Annual Meeting -- Proposal Four -- Election of Directors."

     The nominees who will have been elected to the Board of Directors of Hyperion Solutions (the "Nominees") if the Merger is consummated, their ages as of May 31, 1998, their positions and offices held with Arbor or Hyperion and certain biographical information are set forth below. The Arbor proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Arbor Annual Meeting, the proxies will be voted for any nominee who may be designated by in accordance with the Plan of Merger to fill the vacancy. As of the date of this Joint Proxy Statement/Prospectus, the Arbor Board is not aware of any Nominee who is unable or will decline to serve as a director. The seven Nominees will have been elected directors of Hyperion Solutions to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

              NOMINEES                 AGE          CURRENT POSITIONS AND OFFICES HELD
              --------                 ----         ----------------------------------
John M. Dillon.......................   48     President, Chief Executive Officer and
                                               Chairman of the Board of Directors of Arbor
Gary G. Greenfield...................   43     Director of Hyperion
Harry S. Gruner......................   39     Director of Hyperion
Aldo Papone..........................   66     Director of Hyperion
James A. Perakis.....................   54     Chief Executive Officer and Chairman of the
                                               Board of Directors of Hyperion
Mark W. Perry........................   55     Director of Arbor
Jeffrey R. Rodek.....................   44     Director of Arbor

     John M. Dillon, age 48, will be appointed President and Chief Executive Officer and will be elected a director of Hyperion Solutions if the Merger is consummated. Mr. Dillon joined Arbor in December 1993 as Vice President of Sales. Presently, Mr. Dillon is Arbor's President, Chief Executive Officer and Chairman of the Board of Directors and is responsible for worldwide field operations (sales, support, consulting and education), marketing, product development, finance and administration. In addition, Mr. Dillon has been a director of Arbor since December 1996. Mr. Dillon previously served as Senior Vice President of Arbor's worldwide field operations organization, which included Customer Advocacy (Customer Support and Education), North American Sales, EMEA (Europe, Middle East & Africa) Sales, Channel Sales and Field Marketing. Mr. Dillon also served three years as Vice President of Worldwide Sales. Before joining Arbor, Mr. Dillon was a field Vice President for Interleaf, a major document management software company. He spent five years at Oracle Corporation in various sales management positions and held sales management positions at GRiD Systems Corporation, a leading developer and retailer of mobile computer products for government and corporate organizations worldwide and Tymshare/McDonnell Douglas. Mr. Dillon served in the U.S. Navy for five years.

     Gary G. Greenfield, age 43, will be elected a director of Hyperion Solutions if the Merger is consummated. Mr. Greenfield was elected to the Hyperion Board in June 1992, and he is a member of the Audit Committee of the Hyperion Board. He currently serves as President, Chief Executive Officer and a director of INTERSOLV Inc., a publicly held company which is a leader in application enablement software for the client/server, Internet and Intranet worlds. Mr. Greenfield joined Sage Software (which merged with INDEX Technology in 1991 to form INTERSOLV Inc.) in 1987 as Vice President of Marketing. Prior to that he served as President of Frey Associates Inc., a provider of artificial intelligence software and services.

     Harry S. Gruner, age 39, will be elected a director of Hyperion Solutions if the Merger is consummated. Mr. Gruner has served as a director of Hyperion since October 1989, and he is a member of the Compensation and Stock Option Committees of the Hyperion Board. He has been a general partner of JMI Equity Fund, L.P., a private equity investment partnership, since November 1992. From August 1986 to October 1992, Mr. Gruner was a principal of Alex. Brown & Sons Incorporated, which firm served as the lead manager of Hyperion's initial public offering in October 1991. Mr. Gruner is also a director of Jackson Hewitt, Inc., an income tax processing company; the META Group, Inc., a syndicated information technology research company; Optika Imaging Systems, Inc., a developer and marketer of imaging software; V-One Corporation, a developer, marketer and licensor of a comprehensive suite of network security products; and several privately held companies.

     Aldo Papone, age 66, will be elected a director of Hyperion Solutions if the Merger is consummated. Mr. Papone has served as a director of Hyperion since April 1994, and he is a member of the Compensation and Stock Option Committees of the Hyperion Board. He has been a Senior Advisor to the American Express Company since 1991. During 1989 and 1990, he was Chairman and Chief Executive Officer of the American Express Travel Related Services Company. Mr. Papone is currently a director of Springs Industries, Inc., Guess?, Inc. and The Body Shop International plc.

     James A. Perakis, age 54, will be elected Chairman of the Board of Hyperion Solutions if the Merger is consummated. Mr. Perakis is currently Chairman of the Board of Directors (and a member of the Compensation Committee), Chief Executive Officer and President of Hyperion. Mr. Perakis has served as Chief Executive Officer and as a director of Hyperion since September 1985. From 1983 to September 1985, Mr. Perakis served as Senior Vice President and General Manager of Chase Decision Systems, a division of Interactive Data Corporation, a developer and marketer of mainframe software for planning and financial applications. From 1979 to 1983, Mr. Perakis was Chief Financial Officer of Interactive Data Corporation, a supplier of data and software to financial and corporate markets. Mr. Perakis is also a director of MapInfo Corporation, a publicly held company which develops, markets and supports desktop mapping software, mapping application development tools and geographic and demographic information products.

     Mark W. Perry, age 55, will be elected a director of Hyperion Solutions if the Merger is consummated. Mr. Perry has served as a director of Arbor since February 1993. Mr. Perry joined New Enterprise Associates, a venture capital firm, in October 1995 and became a General Partner in June 1996. Mr. Perry focuses on the area of information technology venture capital investing. Mr. Perry's board memberships include Exabyte Corporation and a number of private companies. From May 1994 to December 1995, Mr. Perry served as President and Chief Executive Officer and then as Chairman of Viewstar Corporation, a leading provider of business process automation, client/server software. From 1985 to 1994, he was employed by Silicon Graphics, Inc. where his last position was Vice Chairman. Mr. Perry is a Certified Public Accountant.

     Jeffrey R. Rodek, age 44, will be elected a director of Hyperion Solutions if the Merger is consummated. Mr. Rodek has been a director of Arbor since January 1998. Mr. Rodek has served as President and Chief Operating Officer of Ingram Micro Inc. ("Ingram Micro") since January 1995 and was promoted to President and Chief Operating Officer Worldwide in May 1996. Prior to joining Ingram Micro, Mr. Rodek spent 16 years at Federal Express in several key executive positions, including Senior Vice President, Central Support Services, and Vice President, Financial Planning, and most recently as Senior Vice President of Operations, the Americas.

COMMITTEES OF THE BOARD OF DIRECTORS OF HYPERION SOLUTIONS

     Each of the Arbor Board and the Hyperion Board has an Audit Committee and a Compensation Committee. In addition, the Hyperion Board has a Stock Option Committee. Each company's Audit Committee is responsible for reviewing audit procedures and supervising the company's relationship with its independent public accountants. Each company's Compensation Committee is responsible for approving compensation arrangements with that company's senior management. In addition, Arbor's Compensation Committee administers Arbor's 1995 Option Plan and Employee Stock Purchase Plan. Hyperion's Stock Option Committee administers Hyperion's 1991 Stock Plan and 1991 Employee Stock Purchase Plan.

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

     Arbor's Audit Committee currently consists of Mr. Perry and Ms. Ann L. Winblad. Hyperion's Audit Committee currently consists of Messrs. Arese Lucini and Greenfield.

     Arbor's Compensation Committee currently consists of Mr. Rodek and Ms. Winblad. Hyperion's Compensation Committee currently consists of Messrs. Perakis, Gruner and Papone. Hyperion's Stock Option Committee currently consists of Messrs. Gruner and Papone.

     If the Merger is consummated, it is anticipated that the Board of the combined company will have three standing committees, each of which is expected to have the same responsibilities as the three committees maintained by the current Hyperion Board. If the Merger is consummated, the Board of the combined company will appoint directors to serve on specific committees. See "Other Information for Arbor Annual Meeting -- Proposal Four -- Election of
Directors -- Arbor Board Meetings and Committees."

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     Other than Mr. Perakis, no director or executive officer of Hyperion Solutions is expected to beneficially own more than 1.0% of the outstanding shares of combined company after giving effect to the Merger. After giving effect to the Merger, based on the number of shares of Arbor Common Stock and Hyperion Common Stock outstanding as of July 6, 1998, the directors and executive officers of Hyperion Solutions (ten individuals) are expected to beneficially own approximately 3.6% of the outstanding shares of Common Stock of the combined company.

DIRECTOR COMPENSATION

     Non-employee members of the Board of the combined company will receive retainers of $10,000 per year and fees of $1,000 for each meeting of the full Board of the combined company. The combined company will not pay compensation for committee participation or special assignments of the Board of the combined company.

     Non-employee members of the Board of the combined company will be eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Arbor 1995 Option Plan. Under the Automatic Option Grant Program, each individual who becomes a non-employee member of the Board of the combined company will be granted an option to purchase 10,000 shares on the date such individual joins the Board of the combined company, provided such individual has not been in the prior employ of Arbor or Hyperion. An individual who previously served as a director of Hyperion or Arbor will not receive this 10,000-share grant. In addition, each individual who continues to serve as a non-employee Board member will receive an option grant to purchase 5,000 shares of Arbor Common Stock, whether or not such individual has been in the prior employ of Arbor or Hyperion, on each twelve month anniversary of being elected to the Board of the combined company. The individuals who previously served as non-employee directors of Hyperion will receive these 5000-share grants on each twelve month anniversary of being elected to the Hyperion Board, and the individuals who previously served as non-employee directors of Arbor will receive these 5000-share grants on August 20th of each year during which such individual continues to serve, provided in each case that such individual has been a member of the Hyperion Board, Arbor Board or the Board of the combined company for at least six months, respectively.

                       DESCRIPTION OF ARBOR CAPITAL STOCK

     If the Arbor Merger Proposal is approved, the authorized capital stock of Arbor will consist of 300,000,000 shares of Common Stock, $0.001 par value, and 5,000,000 shares of Preferred Stock, $0.001 par value.

COMMON STOCK

     As of July 6, 1998, there were 11,489,842 shares of Arbor Common Stock outstanding that were held of record by approximately 260 stockholders. The holders of Arbor Common Stock are entitled to one vote per share on all matters to be voted upon by the stockholders. Subject to preferences that may be applicable to any outstanding Preferred Stock, the holders of Arbor Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available

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

therefor. In the event of the liquidation, dissolution, or winding up of Arbor, the holders of Arbor Common Stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of Preferred Stock, if any, then outstanding. The Arbor Common Stock has no preemptive or conversion rights or other subscription rights. There are no redemption or sinking fund provisions applicable to the Arbor Common Stock. All outstanding shares of Arbor Common Stock are fully paid and nonassessable, and the shares of Arbor Common Stock to be issued in connection with the Merger will be fully paid and nonassessable.

PREFERRED STOCK

     Arbor's Certificate of Incorporation authorizes 5,000,000 shares of Preferred Stock, none of which are currently issued or outstanding. The Board of Directors has the authority to issue the Preferred Stock in one or more series and to fix the rights, preferences, privileges, and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences, and the number of shares constituting any series or the designation of such series, without further vote or action by the stockholders. The issuance of Preferred Stock may have the effect of delaying, deferring, or preventing a change in control of Arbor without further action by the stockholders and may adversely affect the voting and other rights of the holders of Arbor Common Stock. The issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Arbor Common Stock, including the loss of voting control to others. Arbor has no current plans to issue shares of Preferred Stock, although Series A Junior Participating Preferred Stock has been designated for issuance under certain conditions, pursuant to Arbor's stockholder rights plan as described more fully below.

STOCKHOLDER RIGHTS PLAN

     On June 15, 1998, the Arbor Board declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Arbor Common Stock outstanding on July 3, 1998 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from Arbor one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of Arbor, at a price of $250 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between Arbor and Bank Boston, N.A., as rights agent (the "Rights Agent").

     Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or in the case of (x) a Grandfathered Stockholder other than a Second Tier Grandfathered Stockholder (as defined in the Rights Agreement), 25%, or (y) a Second Tier Grandfathered Stockholder, the greater of 15% or such percentage as is beneficially owned by each Amerindo Holder (as defined in the Rights Agreement) plus 1%, or more of the outstanding Common Shares (as defined in the Rights Agreement), or (ii) 10 business days (or such later date as may be determined by action of the Arbor Board prior to such time as any person or group becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or in the case of (x) a Grandfathered Stockholder other than a Second Tier Grandfathered Stockholder, 25%, or (y) a Second Tier Grandfathered Stockholder, such percentage as is beneficially owned by each Amerindo Holder plus 1%, or more of the outstanding Arbor Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Arbor Common Stock certificates outstanding as of the Record Date, by such Arbor Common Stock certificate with a summary of the Rights attached thereto.

     By its terms, the Rights Agreement exempts the Merger and the Hyperion Stock Option as transactions that could otherwise trigger the distribution of Rights under the Rights Agreement. Similarly, neither Hyperion nor any of its affiliates, by virtue of its ownership or voting of Arbor Common Stock acquired pursuant to the Plan of Merger or the Hyperion Option Agreement, will be defined as an Acquiring Person (as defined in the Rights Agreement) under the Rights Agreement.

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Arbor Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Arbor Common Stock certificates issued after the Record Date or upon transfer or new issuance of Arbor Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Arbor Common Stock outstanding as of the Record Date, even without such notation or a copy of a summary of the Rights being attached thereto, will also constitute the transfer of the Rights associated with the Arbor Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Arbor Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on the tenth anniversary of the effective date (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by Arbor, in each case, as described below.

     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination, or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares, or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Arbor Common Stock or a stock dividend on the Arbor Common Stock payable in Arbor Common Stock or subdivisions, consolidations, or combinations of the Arbor Common Stock occurring, in any such case, prior to the Distribution Date.

     Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment of 1,000 times the dividend declared per share of Arbor Common Stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to an aggregate payment of 1,000 times the aggregate payment made per share of Arbor Common Stock. Each Preferred Share will have 1,000 votes, voting together with the Arbor Common Stock. In the event of any merger, consolidation, or other transaction in which Arbor Common Stock is exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per share of Arbor Common Stock. These rights are protected by customary antidilution provisions.

     Because of the nature of the Preferred Shares' dividend, liquidation, and voting rights, the value of the one one-thousandth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one share of Arbor Common Stock.

     From and after the occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, if the Rights evidenced by the Right Certificate are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

     In the event that, at any time after there is an Acquiring Person, Arbor is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

     In the event that any person or group becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (which will thereafter be void), will thereafter have the right to receive upon exercise that number of shares of Arbor Common Stock having a market value of two times the exercise price of the Right. If Arbor does not have a sufficient number of shares of Arbor Common Stock to satisfy such obligation to issue Common Stock, or if the Arbor Board so elects, Arbor shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Arbor Common Stock issuable upon exercise of a Right; provided that, if Arbor fails to meet such obligation within 30 days following the later of (x) the first occurrence of an event triggering the right to purchase Arbor Common Stock and (y) the date on which Arbor's right to redeem the Rights expires, Arbor must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Arbor Common Stock (to the extent available) and cash equal in value to the difference between the value of the Arbor Common Stock otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Arbor Board may extend the 30-day period described above for up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional shares of Arbor Common Stock to permit the issuance of Arbor Common Stock upon the exercise in full of the Rights.

     At any time after there is an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding shares of Arbor Common Stock, the Arbor Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Arbor Common Stock per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions that are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of Arbor, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

     At any time prior to the time any person or group becomes an Acquiring Person, the Arbor Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis, and with such conditions as the Arbor Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     The terms of the Rights may be amended by the Arbor Board without the consent of the holders of the Rights, except that from and after such time as any person or group becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Arbor, including, without limitation, the right to vote or to receive dividends.

     The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire Arbor without conditioning the offer on the Rights being redeemed. However, the Rights should not interfere with any tender offer or merger approved by Arbor because the Rights may be redeemed by the Arbor Board at any time prior to such time as there is an Acquiring Person.

ANTITAKEOVER PROVISIONS OF THE CERTIFICATE OF INCORPORATION, BYLAWS AND DELAWARE LAW

     If the Arbor Merger Proposal is approved, Arbor's Restated Certificate of Incorporation will provide that the Arbor Board will be divided into three classes, with each class serving a staggered three-year term. The classification of the Arbor Board has the effect of generally requiring at least two annual stockholder meetings, instead of one, to replace a majority of the members of the Arbor Board. Arbor's Restated Certificate of Incorporation also provides that all stockholder actions must be effected at a duly called meeting and not by a consent in writing. In addition, Arbor's Amended and Restated Bylaws will not permit the stockholders of the Company to call a special meeting of stockholders. These provisions of the Certificate of Incorporation and Bylaws could discourage potential acquisition proposals and could delay or prevent a change in control of Arbor. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the Arbor Board and in the policies formulated by the Arbor Board and to discourage certain types of transactions that may involve an actual or threatened change of control of Arbor. These provisions are designed to reduce the vulnerability of Arbor to an unsolicited acquisition proposal. The provisions also are intended to discourage certain tactics that may be used in proxy fights. However, such provisions could have the effect of discouraging others from making tender offers for Arbor's shares and, as a consequence, they also may inhibit fluctuations in the market price of Arbor's shares that could result from actual or rumored takeover attempts. Such provisions also may have the effect of preventing changes in the management of Arbor. See "Risk Factors -- Effect of Certain Charter Provisions; Rights Plan; Certificate of Incorporation, Bylaws, and Delaware Law."

  Delaware Antitakeover Statute

     Arbor is, and if the Merger is consummated Hyperion Solutions will be, subject to Section 203 of the DGCL ("Section 203"), which, subject to certain exceptions, prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that such stockholder became an interested stockholder, unless: (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (x) by persons who are directors and also officers and (y) by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or (iii) on or subsequent to such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

     Section 203 defines business combination to include: (i) any merger or consolidation involving the corporation and the interested stockholder; (ii) any sale, transfer, pledge, or other disposition of 10% or more of the assets of the corporation involving the interested stockholder; (iii) subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; (iv) any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or (v) the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the corporation. In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by such entity or person.

         DESCRIPTION OF 4 1/2% CONVERTIBLE SUBORDINATED NOTES DUE 2005

     The Notes were issued under an indenture, dated as of March 15, 1998 (the "Indenture"), between Arbor and State Street Bank and Trust Company of California, N.A., as trustee (the "Trustee"). The following summaries of certain provisions of the Notes, the Indenture and the Registration Rights Agreement dated as of March 15, 1998 between Arbor, Morgan Stanley and BancAmerica Robertson Stephens (the "Registration Rights Agreement") entered into in connection with the issuance of the Notes do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all the provisions of the Notes, the Indenture and the Registration Rights Agreement, including the definitions therein of certain terms which are not otherwise defined in this Joint Proxy Statement/Prospectus. Wherever particular provisions or defined terms of the Indenture (or of the Form of Note which is a part thereof) or the Registration Rights Agreement are referred to, such provisions or defined terms are incorporated herein by reference. References in this Section to "Arbor" are solely to Arbor Software Corporation, a Delaware corporation, and not its subsidiaries.

GENERAL

     The Notes represent unsecured general obligations of Arbor subordinate in right of payment to certain other obligations of Arbor as described under "Subordination of Notes" and convertible into Arbor Common Stock as described under "Conversion of Notes." The Notes are limited to $100,000,000 aggregate principal amount, are issued only in denominations of $1,000 and multiples thereof and will mature on March 15, 2005 unless earlier redeemed at the option of Arbor or at the option of the holder upon a Fundamental Change (as defined).

     The Indenture does not contain any financial covenants or restrictions on the payment of dividends, the incurrence of Senior Indebtedness (as defined below under "Subordination of Notes") or the issuance or repurchase of securities of Arbor. The Indenture contains no covenants or other provisions to afford protection to holders of the Notes in the event of a highly leveraged transaction or a change in control of Arbor except to the extent described below under "Redemption at Option of the Holder."

     The Notes bear interest at the annual rate of 4 1/2% from March 17, 1998 payable semi-annually on March 15 and September 15, commencing on September 15, 1998, to holders of record at the close of business on the preceding March 1 and September 1, respectively, except (i) that the interest payable upon redemption (unless the date of redemption is an interest payment date) will be payable to the person to whom principal is payable and (ii) as set forth in the next succeeding sentence. In the case of any Note (or portion thereof) that is converted into Arbor Common Stock during the period from (but excluding) a record date to (but excluding) the next succeeding interest payment date either
(i) if such Note (or portion thereof) has been called for redemption on a redemption date that occurs during such period, or is to be redeemed in connection with a Fundamental Change on a Repurchase Date (as defined) that occurs during such period, Arbor shall not be required to pay interest on such interest payment date in respect of any such Note (or portion thereof) or (ii) if otherwise, any Note (or portion thereof) submitted for conversion during such period shall be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted (see "Conversion of Notes"). Interest may, at Arbor's option, be paid either (i) by check mailed to the address of the person entitled thereto as it appears in the Note register or (ii) by transfer to an account maintained by such person located in the United States; provided, however, that payments to The Depository Trust Company, New York, New York ("DTC") will be made by wire transfer of immediately available funds to the account of DTC or its nominee. Interest will be computed on the basis of a 360-day year composed of twelve 30-day months.

FORM, DENOMINATION AND REGISTRATION

     The Notes are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and multiples thereof.

     Global Note, Book-Entry Form. Notes may be represented by a global Note (the "Global Note"), except as set forth below under "Certificated Notes." The Global Note will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co. ("Cede") as DTC's nominee. Except as set forth below, the Global Note may be transferred, in whole or in part, only to another nominee of DTC or to a successor of DTC or its nominee.

     The Notes were initially purchased by "qualified institutional buyers" as defined in Rule 144A under the Securities Act ("QIBs"). QIBs may hold their interests in the Global Note directly through DTC if such holder is a participant in DTC, or indirectly through organizations which are participants in DTC (the "Participants"). Transfers between Participants will be effected in the ordinary way in accordance with DTC rules and will be settled in clearing house funds. The laws of some states require that certain persons take physical delivery of securities in definitive form. Consequently, the ability to transfer beneficial interests into the Global Note to such persons may be limited.

     QIBs who are not Participants may beneficially own interests in the Global Note held by DTC only through Participants, or certain banks, brokers, dealers, trust companies and other parties that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants"). So long as Cede, as the nominee of DTC, is the registered owner of the Global Note, Cede for all purposes will be considered the sole holder of the Global Note. Except as provided below, owners of beneficial interests in the Global Note will not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive registered form, and will not be considered the holders thereof.

     Payment of interest on and the redemption price of the Global Note will be made to Cede, the nominee for DTC, as the registered owner of the Global Note by wire transfer of immediately available funds on each interest payment date or the redemption or repurchase date, as the case may be. Neither Arbor, the Trustee nor any paying agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     Arbor has been informed by DTC that, with respect to any payment of interest on, or the redemption price of, the Global Note, DTC's practice is to credit Participants' accounts on the payment date therefor with payments in amounts proportionate to their respective beneficial interests in the principal amount represented by the Global Note as shown on the records of DTC, unless DTC has reason to believe that it will not receive payment on such payment date. Payments by Participants to owners of beneficial interests in the principal amount represented by the Global Note held through such Participants will be the responsibility of such Participants, as is now the case with securities held for the accounts of customers registered in "street name."

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a person having a beneficial interest in the principal amount represented by the Global Note to pledge such interest to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such interest, may be affected by the lack of a physical certificate evidencing such interest.

     Neither Arbor nor the Trustee (nor any registrar, paying agent nor conversion agent under the Indenture) will have any responsibility for the performance by DTC or its Participants or Indirect Participants of their respective obligations under the rules and procedures governing their operations. DTC has advised Arbor that it will take any action permitted to be taken by a holder of Notes (including, without limitation, the presentation of Notes for exchange as described below), only at the direction of one or more Participants to whose account with DTC interests in the Global Note are credited, and only in respect of the principal amount of the Notes represented by the Global Note as to which such Participant or Participants has or have given such direction.

     DTC has advised Arbor as follows: DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of
Section 17A of the Exchange Act. DTC was created to hold securities for its Participants and to facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes to the accounts of its Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations such as the Initial Purchasers. Certain of such Participants (or their representatives), together with other entities, own DTC. Indirect access to the DTC system is available to others such as banks, brokers, dealers and trust companies that clear through, or maintain a custodial relationship with, a Participant, either directly or indirectly.

     Although DTC has agreed to the foregoing procedures in order to facilitate transfers of interests in the Global Note among Participants, it is under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. If DTC is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by Arbor within 90 days, Arbor will cause Notes to be issued in definitive registered form in exchange for the Global Note.

     Certificated Notes. Notes sold to investors that are institutional "accredited investors" (as defined in Rule 501(A)(1), (2), (3) or (7) under the Securities Act) will be issued in definitive registered form and may not be represented by the Global Note. In addition, QIBs may request that certificated Notes be issued in exchange for Notes represented by the Global Note. Furthermore, certificated Notes may be issued in exchange for Notes represented by the Global Note if no successor depositary is appointed by Arbor as set forth above under "Global Note, Book-Entry Form."

CONVERSION OF NOTES

     The holders of Notes will be entitled at any time after 90 days following the latest date of original issuance thereof through the close of business on the final maturity date of the Notes, subject to prior redemption, to convert any Notes or portions thereof (in denominations of $1,000 or multiples thereof) into Arbor Common Stock, at the conversion price of $56.357 per share, subject to adjustment as described below. Except as described below, no payment or other adjustment will be made on conversion of any Notes for interest accrued thereon or for dividends on any Arbor Common Stock. If any Notes not called for redemption are converted during the period from (but excluding) a record date to (but excluding) the next succeeding interest payment date, such Notes must be accompanied by funds equal to the interest payable on such succeeding interest payment date on the principal amount so converted. See "-- General." Arbor is not required to issue fractional shares of Arbor Common Stock upon conversion of Notes and, in lieu thereof, will pay a cash adjustment based upon the market price of Arbor Common Stock on the last business day prior to the date of conversion. In the case of Notes called for redemption, conversion rights will expire at the close of business on the business day preceding the day fixed for redemption unless Arbor defaults in the payment of the redemption price. A Note in respect of which a holder is exercising its option to require redemption upon a Fundamental Change may be converted only if such holder withdraws its election to exercise its option in accordance with the terms of the Indenture.

     The initial conversion price of $56.357 per share of Arbor Common Stock is subject to adjustment under formulae as set forth in the Indenture in certain events, including:

          (i) the issuance of Arbor Common Stock as a dividend or distribution on the Arbor Common Stock;

          (ii) the issuance to all holders of Arbor Common Stock of certain rights or warrants to purchase Arbor Common Stock;

          (iii) certain subdivisions and combinations of the Arbor Common Stock;

          (iv) the distribution to all holders of Arbor Common Stock of capital stock (other than Arbor Common Stock) or evidences of indebtedness of Arbor or of assets (including securities, but excluding those rights, warrants, dividends and distributions referred to above or paid in cash);

          (v) distributions consisting of cash, excluding any quarterly cash dividend on the Arbor Common Stock to the extent that the aggregate cash dividend per share of Arbor Common Stock in any quarter does not exceed the greater of (x) the amount per share of Arbor Common Stock of the next preceding quarterly cash dividend on the Arbor Common Stock to the extent that such preceding quarterly dividend did not require an adjustment of the conversion price pursuant to this clause (v) (as adjusted to reflect subdivisions or combinations of the Arbor Common Stock), and (y) 3.75 percent of the average of the last reported sale price of the Arbor Common Stock during the ten trading days immediately prior to the date of declaration of such dividend, and excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of Arbor. If an adjustment is required to be made as set forth in this clause (v) as a result of a distribution that is a quarterly dividend, such adjustment would be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant to this clause (v). If an adjustment is required to be made as set forth in this clause

     (v) as a result of a distribution that is not a quarterly dividend, such adjustment would be based upon the full amount of the distribution;

          (vi) payment in respect of a tender offer or exchange offer by Arbor or any Subsidiary (as defined) of Arbor for the Arbor Common Stock to the extent that the cash and value of any other consideration included in such payment per share of Arbor Common Stock exceeds the Current Market Price (as defined) per share of Arbor Common Stock on the trading day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer; and

          (vii) payment in respect of a tender offer or exchange offer by a person other than Arbor or any Subsidiary of Arbor in which, as of the closing date of the offer, the Arbor Board is not recommending rejection of the offer. The adjustment referred to in this clause (vii) will only be made if the tender offer or exchange offer is for an amount that increases the offeror's ownership of Arbor Common Stock to more than 25% of the total shares of Arbor Common Stock outstanding, and if the cash and value of any other consideration included in such payment per share of Arbor Common Stock exceeds the Current Market Price per share of Arbor Common Stock on the business day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer. The adjustment referred to in this clause (vii) will generally not be made, however, if, as of the closing of the offer, the offering documents with respect to such offer disclose a plan or an intention to cause Arbor to engage in a consolidation or merger of Arbor or a sale of all or substantially all of Arbor's assets.

     The Indenture provides that if Arbor implements a stockholders' rights plan, such rights plan must provide that, subject to customary exceptions, upon conversion of the Notes the holders will receive, in addition to the Arbor Common Stock issuable upon conversion, such rights whether or not such rights have separated from the Arbor Common Stock at the time of such conversion.

     In the case of (i) any reclassification of the Arbor Common Stock, or (ii) a consolidation, merger or combination involving Arbor or a sale or conveyance to another person of the property and assets of Arbor as an entirety or substantially as an entirety, in each case as a result of which holders of Arbor Common Stock shall be entitled to receive stock, other securities, other property or assets (including cash) with respect to or in exchange for such Arbor Common Stock, the holders of the Notes then outstanding will generally be entitled thereafter to convert such Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash) which they would have owned or been entitled to receive upon such reclassification, consolidation, merger, combination, sale or conveyance had such Notes been converted into Arbor Common Stock immediately prior to such reclassification, consolidation, merger, combination, sale or conveyance assuming that a holder of Notes would not have exercised any rights of election as to the stock, other securities or other property or assets (including cash) receivable in connection therewith.

     In the event of a taxable distribution to holders of Arbor Common Stock or in certain other circumstances requiring an adjustment to the conversion price, the holders of Notes may, in certain circumstances, be deemed to have received a distribution subject to United States income tax as a dividend; in certain other circumstances, the absence of such an adjustment may result in a taxable dividend to the holders of Arbor Common Stock.

     Arbor from time to time may to the extent permitted by law reduce the conversion price by any amount for any period of at least 20 days, in which case Arbor shall give at least 15 days' notice of such reduction, if the Arbor Board has made a determination that such reduction would be in the best interests of Arbor, which determination shall be conclusive. Arbor may, at its option, make such reductions in the conversion price, in addition to those set forth above, as the Arbor Board deems advisable to avoid or diminish any income tax to holders of Arbor Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

     No adjustment in the conversion price will be required unless such adjustment would require a change of at least 1% in the conversion price then in effect; provided that any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment. Except as stated above, the conversion price will not be adjusted for the issuance of Arbor Common Stock or any securities convertible into or exchangeable for Arbor Common Stock or carrying the right to purchase any of the foregoing.

OPTIONAL REDEMPTION BY ARBOR

     The Notes are not entitled to any sinking fund. At any time on or after March 20, 2001, the Notes will be redeemable at Arbor's option on at least 30 days' notice as a whole or, from time to time, in part at the following prices (expressed as a percentage of the principal amount), together with accrued interest to, but excluding, the date fixed for redemption.

     If redeemed during the period beginning March 20, 2001 and ending on March 14, 2002 at a redemption price of 102.571%, and if redeemed during the 12-month period beginning March 15:

                                                            REDEMPTION
                           YEAR                               PRICE
                           ----                             ----------
2002......................................................   101.929%
2003......................................................   101.286
2004......................................................   100.643

and 100% at March 15, 2005; provided that any semi-annual payment of interest becoming due on the date fixed for redemption shall be payable to the holders of record on the relevant record date of the Notes being redeemed.

     If less than all of the outstanding Notes are to be redeemed, the Trustee shall select the Notes to be redeemed in principal amounts of $1,000 or multiples thereof by lot, pro rata or by another method the Trustee considers fair and appropriate. If a portion of a holder's Notes is selected for partial redemption and such holder converts a portion of such Notes, such converted portion shall be deemed to be of the portion selected for redemption.

     Arbor may not give notice of any redemption of Notes if a default in payment of interest or premium on the Notes or any other Event of Default has occurred and is continuing.

REDEMPTION AT OPTION OF THE HOLDER

     If a Fundamental Change (as defined) occurs at any time prior to March 15, 2005, each holder of Notes shall have the right, at the holder's option, to require Arbor to redeem any or all of such holder's Notes on the date (the "Repurchase Date") that is 30 days after the date of Arbor's notice of such Fundamental Change. The Notes will be redeemable in multiples of $1,000 principal amount.

     Arbor shall redeem such Notes at a price (expressed as a percentage of the principal amount) equal to (i) 104.500% if the Repurchase Date is before March 15, 1999, (ii) 103.857% if the Repurchase Date is during the 12-month period beginning March 15, 1999; (iii) 103.214% if the Repurchase Date is during the period beginning March 15, 2000 and ending on March 19, 2001 and (iv) thereafter at the redemption price set forth above under "Optional Redemption by Arbor" which would be applicable to a redemption at the option of Arbor on the Repurchase Date; provided that, if the Applicable Price (as defined) is less than the Reference Market Price (as defined), Arbor shall redeem such Notes at a price equal to the foregoing redemption price multiplied by the fraction obtained by dividing the Applicable Price by the Reference Market Price. In each case, Arbor shall also pay accrued interest on the redeemed Notes to, but excluding, the Repurchase Date; provided that, if such Repurchase Date is an interest payment date, then the interest payable on such date shall be paid to the holder of record of the Notes on the relevant record date.

     Arbor is required to mail to all holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the redemption right arising as a result thereof on or before the tenth day after the occurrence of such Fundamental Change. Arbor is also required to deliver the Trustee a copy of such notice. To exercise the redemption right, a holder of Notes must deliver, on or before the 30th day after the date of Arbor's notice of a Fundamental Change (the "Fundamental Change Expiration Time"), written notice of the holder's exercise of such right, together with the Notes to be so redeemed, duly endorsed for transfer, to Arbor (or an agent designated by Arbor for such purpose). Payment for Notes surrendered for redemption (and not withdrawn) prior to the Fundamental Change Expiration Time will be made promptly following the Repurchase Date.

     The term "Fundamental Change" means the occurrence of any transaction or event in connection with which all or substantially all Arbor Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive, consideration which is not all or substantially all common stock listed (or, upon consummation of or immediately following such transaction or event, which will be listed) on a United States national securities exchange or approved for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise). The Merger is not a Fundamental Change. The term "Applicable Price" means (i) in the event of a Fundamental Change in which the holders of the Arbor Common Stock receive only cash, the amount of cash received by the holder of one share of Arbor Common Stock and (ii) in the event of any other Fundamental Change, the average of the last reported sale price for Arbor Common Stock during the ten trading days prior to the record date for the determination of the holders of Arbor Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change, or, if there is no such record date, the date upon which the holders of Arbor Common Stock shall have the right to receive such cash, securities, property or other assets in connection with the Fundamental Change. The term "Reference Market Price" shall initially mean $29 1/8 and in the event of any adjustment to the conversion price described above pursuant to the provisions of the Indenture, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the conversion price after giving effect to any such adjustment shall always be the same as the ratio of $29 1/8 to the conversion price of $56.357 per share (without regards to any adjustment thereto).

     Arbor will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the redemption rights of the holders of Notes in the event of a Fundamental Change.

     The redemption rights of the holders of Notes could discourage a potential acquiror of Arbor. The Fundamental Change redemption feature, however, is not the result of management's knowledge of any specific effort to obtain control of Arbor by means of a merger, tender offer, solicitation or otherwise, or part of a plan by management to adopt a series of antitakeover provisions. The term "Fundamental Change" is limited to certain specified transactions and may not include other events that might adversely affect the financial condition of Arbor, nor would the requirement that Arbor offer to redeem the Notes upon a Fundamental Change necessarily afford the holders of the Notes protection in the event of a highly leveraged transaction, reorganization, merger or similar transaction involving Arbor.

     If a Fundamental Change were to occur, there can be no assurance that Arbor would have sufficient funds to pay the redemption price for all the Notes tendered by the holders thereof. In addition, the terms of Arbor's existing credit facility provide that a Fundamental Change would constitute an event of default thereunder. Any future credit agreements or other agreements relating to other indebtedness (including other Senior Indebtedness) to which Arbor becomes a party may contain similar restrictions and provisions, including restrictions and provisions that prohibit Arbor from purchasing or redeeming any Notes. In the event a Fundamental Change occurs at a time when Arbor is prohibited from purchasing or redeeming the Notes, Arbor could seek the consent of its then-existing lenders to the purchase of the Notes or could attempt to refinance the borrowings that contain such prohibition. If Arbor does not obtain such a consent or repay such borrowings, Arbor would remain prohibited from purchasing or redeeming the Notes. In such case, Arbor's failure to redeem tendered Notes would constitute an Event of Default under the Indenture, and may constitute a default under the terms of other indebtedness that Arbor may enter into from time to time. In such circumstances, the subordination provisions in the Indenture would likely restrict payments to the holders of Notes.

SUBORDINATION OF NOTES

     The Indebtedness evidenced by the Notes is subordinated to the extent provided in the Indenture to the prior payment in full of all Senior Indebtedness of Arbor. The Notes also are effectively subordinated to all indebtedness and other liabilities, including trade payables and lease obligations, if any, of Arbor's subsidiaries. Upon any distribution of assets of Arbor upon any dissolution, winding up, liquidation or reorganization, the payment of the principal of, or premium, if any, and interest (including Liquidated Damages (as defined), if any) on the Notes is to be subordinated to the extent provided in the Indenture in right of payment to the prior payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness. In the event of any acceleration of the Notes because of an Event of Default (as defined), the holders of any Senior Indebtedness then outstanding would be entitled to payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all obligations in respect of such Senior Indebtedness before the holders of the Notes are entitled to receive any payment or distribution in respect thereof. The Indenture requires that Arbor promptly notify holders of Senior Indebtedness if payment of the Notes is accelerated because of an Event of Default.

     Arbor also may not make any payment upon or in respect of the Notes (including upon redemption) if (i) a default in the payment of the principal of, premium, if any, interest, rent or other obligations in respect of Senior Indebtedness occurs and is continuing beyond any applicable period of grace (a "Payment Default") or (ii) any other default occurs and is continuing with respect to Designated Senior Indebtedness (as defined) that permits holders of such Designated Senior Indebtedness as to which the default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from Arbor or other person permitted to give such notice under the Indenture (a "Non-Payment Default"). Payments on the Notes may and shall be resumed (a) in case of a Payment Default, upon the date on which such default is cured or waived or ceases to exist and (b) in case of a Non-Payment Default, the earlier of the date on which such nonpayment default is cured or waived or ceases to exist or 179 days after the date on which the applicable Payment Blockage Notice is received. No new period of payment blockage may be commenced pursuant to a Payment Blockage Notice unless and until
(i) 365 days have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice and (ii) all scheduled payments of principal, premium, if any, and interest (including Liquidated Damages, if any) on the Notes that have come due have been paid in full in cash. No Non-Payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or shall be made, the basis for a subsequent Payment Blockage Notice.

     In the event that, notwithstanding the foregoing, the Trustee or any holder of the Notes receives any payment or distribution of assets of Arbor of any kind in contravention of any of the subordination provisions of the Indenture, whether in cash, property or securities, including, without limitation, by way of set-off or otherwise, in respect of the Notes before all Senior Indebtedness is paid in full in cash or other payment satisfactory to holders of Senior Indebtedness, then such payment or distribution will be held by the recipient in trust for the benefit of holders of Senior Indebtedness or their representatives to the extent necessary to make payment in full in cash or payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution, or provision therefor, to or for the holders of Senior Indebtedness.

     By reason of the subordination provisions described above, in the event of Arbor's bankruptcy, dissolution or reorganization, holders of Senior Indebtedness may receive more, ratably, and holders of the Notes may receive less, ratably, than the other creditors of Arbor. Such subordination will not prevent the occurrence of any Event of Default under the Indenture.

     The term "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness (as defined) of Arbor, whether outstanding on the date of the Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by Arbor (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Notes or expressly provides that such Indebtedness is pari passu or junior to the Notes. Notwithstanding the foregoing, the term Senior Indebtedness shall not include Indebtedness of Arbor to any subsidiary of Arbor, a majority of the voting stock of which is owned, directly or indirectly, by Arbor.

     The term "Indebtedness" means, with respect to any Person (as defined), and without duplication:

          (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person for borrowed money (including obligations of Arbor in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or evidenced by bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services,

          (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances,

          (c) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property,

          (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement,

          (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through
     (d),

          (f) any indebtedness or other obligations described in clauses (a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person, and

          (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

     The term "Designated Senior Indebtedness" means Arbor's credit facility and Arbor's obligations under any other particular Senior Indebtedness with respect to which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which Arbor is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

     As of March 31, 1998, Arbor had an insignificant amount of indebtedness outstanding that would have constituted Senior Indebtedness. The Indenture does not limit the amount of additional indebtedness, including Senior Indebtedness, which Arbor can create, incur, assume or guarantee, nor does the Indenture limit the amount of indebtedness or other liabilities that any subsidiary can create, incur, assume or guarantee.

     Arbor is obligated to pay reasonable compensation to the Trustee and to indemnify the Trustee against certain losses, liabilities or expenses incurred by it in connection with its duties relating to the Notes. The Trustee's claims for such payments will generally be senior to those of the holders of the Notes in respect of all funds collected or held by the Trustee.

EVENTS OF DEFAULT; NOTICE AND WAIVER

     An Event of Default is defined in the Indenture as being: default in payment of the principal of or premium, if any (upon redemption or otherwise), on the Notes (whether or not such payment is permitted to be made under the subordination provisions described above); default for 30 days in payment of any installment of interest (including Liquidated Damages, if any) on the Notes (whether or not such payment is permitted to be made under the subordination provisions described above); default by Arbor for 60 days after notice in the observance or performance of any other covenants in the Indenture; or certain events involving bankruptcy, insolvency or reorganization of Arbor or any of its Significant Subsidiaries (as defined). The Indenture provides that the Trustee may withhold notice to the holders of the Notes of any default (except in payment of principal or premium, if any, or interest (including Liquidated Damages, if any) with respect to the Notes) if the Trustee considers it in the interest of the holders of the Notes to do so.

     The Indenture provides that if an Event of Default shall have occurred and be continuing, the Trustee or the holders of not less than 25% in principal amount of the Notes then outstanding may declare the principal of, premium, if any, and accrued interest (including Liquidated Damages, if any) on the Notes to be due and payable immediately. In the case of certain events of bankruptcy or insolvency of Arbor, the principal of, premium, if any, and accrued interest (including Liquidated Damages, if any) on the Notes shall automatically become and be immediately due and payable. However, if Arbor shall cure all defaults (except the nonpayment of principal of, premium, if any, and interest (including Liquidated Damages, if any) on any of the Notes which shall have become due by acceleration) and certain other conditions are met, with certain exceptions, such declaration may be canceled and past defaults may be waived by the holders of a majority of the principal amount of the Notes then outstanding.

     The Indenture provides that any payment of principal, premium, if any, or interest (including Liquidated Damages, if any) that is not made when due (whether or not such payment is permitted to be made under the subordination provisions described above) will accrue interest, to the extent legally permissible, at the annual rate set forth on the cover page hereof from the date on which such payment was required under the terms of the Indenture until the date of payment.

     The holders of a majority in principal amount of the Notes then outstanding shall have the right to direct the time, method and place of conducting any proceedings for any remedy available to the Trustee, subject to certain limitations specified in the Indenture.

     The Indenture provides that no holder of the Notes may pursue any remedy under the Indenture, except for a default in the payment of principal, premium, if any (including upon redemption), or interest (including Liquidated Damages, if any), on the Notes, unless such holder shall have previously given to the Trustee written notice of a continuing Event of Default, and the holders of at least 25% in principal amount of the outstanding Notes shall have made a written request, and offered reasonable indemnity, to the Trustee to pursue the remedy, and the Trustee shall not have received from the holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to comply with such request within 60 days after receipt of such request.

MODIFICATION OF THE INDENTURE

     The Indenture contains provisions permitting Arbor and the Trustee, with the consent of the holders of a majority in principal amount of the Notes at the time outstanding, to modify the Indenture or any supplemental indenture or the rights of the holders of the Notes, except that no such modification shall (i) extend the fixed maturity of any Note, reduce the rate or extend the time for payment of interest thereon, reduce the principal amount thereof or premium, if any, thereon, reduce any amount payable upon redemption thereof, change the obligation of Arbor to redeem any Note upon the happening of any Fundamental Change in a manner adverse to the holders of the Notes, impair the right of a holder to institute suit for the payment thereof, change the currency in which the Notes are payable, impair the right to convert the Notes into Arbor Common Stock subject to the terms set forth in the Indenture, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the holders of the Notes, without the consent of each holder of a Note so affected or (ii) reduce the aforesaid percentage of Notes whose holders are required to consent to any such modification of the Indenture or any such supplemental indenture, in each case without the consent of the holders of all of the Notes then outstanding. The Indenture also provides for certain modifications of its terms without the consent of the holders of the Notes.

REGISTRATION RIGHTS OF THE NOTEHOLDERS

     Pursuant to the terms of the Registration Rights Agreement, Arbor, at its expense, has filed with the SEC a shelf registration statement (the "Shelf Registration Statement") covering resales by holders of the Notes and Arbor Common Stock issuable upon conversion of the Notes. Arbor has agreed to keep the Shelf Registration Statement effective until the earlier of (i) the sale pursuant to the Shelf Registration Statement of all the securities registered thereunder and (ii) the expiration of the holding period applicable to such securities held by persons that are not affiliates of Arbor under Rule 144(k) under the Securities Act, or any successor provision, subject to certain permitted exceptions. Arbor is permitted to suspend the use of the prospectus that is part of the Shelf Registration Statement under certain circumstances relating to pending corporate developments, public filings with SEC and similar events for a period not to exceed 60 days in any three-month period or not to exceed an aggregate of 90 days in any 12-month period. Arbor has agreed to pay predetermined liquidated damages ("Liquidated Damages") (i) in respect of the Notes, at a rate per annum equal to .5% of the principal amount of the Notes, and (ii) in respect of any shares of Arbor Common Stock, at a rate per annum equal to .5% of the then applicable Conversion Price, to holders of Notes and holders of Arbor Common Stock issued upon conversion of the Notes if the Shelf Registration Statement is unavailable for periods in excess of those permitted above. A holder who sells Notes and Arbor Common Stock issued upon conversion of the Notes pursuant to the Shelf Registration Statement generally will be required to be named as a selling stockholder in the related prospectus, deliver a prospectus to purchasers and be bound by certain provisions of the Registration Rights Agreement that are applicable to such holder (including certain indemnification provisions). Arbor will pay all expenses of the Shelf Registration Statement, provide to each registered holder copies of such prospectus, notify each registered holder when the Shelf Registration Statement has become effective and take certain other actions as are required to permit, subject to the foregoing, unrestricted resales of the Notes and Arbor Common Stock issued upon conversion of the Notes. The Shelf Registration Statement permits resales of Registrable Securities by selling security holders through brokers and dealers.

     Arbor has agreed in the Registration Rights Agreement to give notice to all holders of the filing and effectiveness of the Shelf Registration Statement by release made to Reuters Economic Services and Bloomberg Business News. Attached to the Shelf Registration Statement as Annex A is a form of notice and questionnaire (the "Questionnaire") to be completed and delivered by a holder to Arbor at least three business days prior to any intended distribution of Registrable Securities pursuant to the Shelf Registration Statement. Holders are required to complete and deliver the Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such holders may be named as selling stockholders in the related prospectus at the time of effectiveness. Upon receipt of such a completed Questionnaire, together with such other information as may be reasonably requested by Arbor, from a holder following the effectiveness of the Shelf Registration Statement, Arbor will, as promptly as practicable but in any event within five business days of such receipt, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities (subject to Arbor's right to suspend the use of the prospectus as described above). Arbor has agreed to pay Liquidated Damages to such holder if Arbor fails to make such filing in the time required or, if such filing is a post-effective amendment to the Shelf Registration Statement required to be declared effective under the Securities Act, if such amendment is not declared effective within 45 days of the filing thereof. Any holder that does not complete and deliver a Questionnaire or provide such other information will not be named as a selling stockholder in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement.

     The summary herein of certain provisions of the Registration Rights Agreement is subject to, and is qualified in its entirety by reference to, all the provisions of the Registration Rights Agreement.

INFORMATION CONCERNING THE TRUSTEE

     State Street Bank and Trust Company of California, N.A., as Trustee under the Indenture, has been appointed by Arbor as paying agent, conversion agent, Note registrar and custodian with regard to the Notes.

                   OTHER INFORMATION FOR ARBOR ANNUAL MEETING

                                  PROPOSAL TWO

                                  AMENDMENT OF
                  ARBOR 1995 STOCK OPTION/STOCK ISSUANCE PLAN

     The stockholders of Arbor are being asked to vote on a proposal to approve, if the Arbor Merger Proposal is approved, an amendment to the Arbor 1995 Option Plan to increase the number of shares of Common Stock available for issuance under the Arbor 1995 Option Plan by 5,000,000 shares to a total of 8,007,577 shares of Common Stock, or, if the Arbor Merger Proposal is not approved, by 2,000,000 shares to a total of 5,007,577 shares of Common Stock.

     The Arbor Board adopted the amendments in June 1998, subject to stockholder approval at the Arbor Annual Meeting. The following is a description of the Arbor 1995 Option Plan. Arbor established the Arbor 1995 Option Plan as a successor to Arbor's 1992 Stock Option Plan (the "Predecessor Plan") to provide a means whereby employees, officers, directors, consultants, and independent advisers of Arbor or parent or subsidiary corporations may be given an opportunity to purchase shares of Arbor Common Stock. The Arbor 1995 Option Plan was adopted by the Arbor Board on August 31, 1995 and approved by the Arbor stockholders on September 15, 1995. The Arbor Board adopted an amendment to the Arbor 1995 Option Plan on June 6, 1996 increasing the number of shares of Arbor Common Stock available for issuance under the Arbor 1995 Option Plan by 1,000,000 shares to a total of 2,257,577. Such amendment was approved by the Arbor stockholders at the 1996 Arbor Annual Meeting on July 23, 1996. The Arbor Board adopted an amendment to the Arbor 1995 Option Plan on June 30, 1997 increasing the number of shares of Arbor Common Stock available for issuance under the Arbor 1995 Option Plan by 750,000 shares to a total of 3,007,577. Such amendment was approved by the Arbor stockholders at the 1997 Arbor Annual Meeting on August 13, 1997. The Arbor Board believes that option grants under the Arbor 1995 Option Plan play an important role in Arbor's efforts to attract, employ, and retain employees, directors, and consultants of outstanding ability.

SUMMARY OF THE ARBOR 1995 OPTION PLAN

     The principal terms and provisions of the Arbor 1995 Option Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Arbor 1995 Option Plan. A copy of the Arbor 1995 Option Plan will be furnished by Arbor to any stockholder upon written request to the Corporate Secretary at the executive offices of Arbor in Sunnyvale, California.

     Structure. The Arbor 1995 Option Plan contains four separate equity incentive programs: (i) a Discretionary Option Grant Program under which employees, consultants and Arbor Board members may be granted stock options to purchase shares of Arbor Common Stock, (ii) an Automatic Option Grant Program under which option grants will be made at specified intervals to the non-employee Arbor Board members, (iii) a Salary Investment Option Grant Program under which certain employees may elect to have their base salary reduced each year in return for options to purchase shares of Arbor Common Stock at a discount from current fair market value equal to the amount of their salary reduction, and (iv) a Stock Issuance Program under which eligible individuals may be issued shares of Arbor Common Stock directly, through the immediate purchase of the shares, or as a bonus tied to the performance of services.

     Administration. The Compensation Committee of the Arbor Board, which is comprised of two or more Arbor Board members ("Committee"), administers the Arbor 1995 Option Plan. Committee members serve for such period of time as the Arbor Board may determine. The Arbor 1995 Option Plan may also be administered by the Arbor Board or a secondary committee comprised of one or more Arbor Board members with respect to optionees who are not executive officers subject to the short-swing profit rules of the Federal securities laws.

     The Committee (or the Arbor Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Arbor 1995 Option Plan) to determine the eligible individuals who are to receive grants under the Arbor 1995 Option Plan, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, the maximum term for which the option is to remain outstanding, whether the granted option will be an incentive stock option ("Incentive Option") that satisfies the requirements of Section 422 of the Code or a non-statutory option not intended to meet such requirements, and the remaining provisions of the option grant. The Committee also has full authority to determine the eligible individuals who are to receive stock issuances, the number of shares to be issued to each participant, the time or times when such issuances are to be made, and the remaining provisions of the stock issuance. The Committee has sole and exclusive authority to select the individuals eligible to participate in the Salary Investment Option Grant Program.

     Eligibility. Employees (including officers), consultants and independent contractors who render services to Arbor or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive option grants under the Discretionary Option Grant Program and stock issuances under the Stock Issuance Program. A non-employee member of the Arbor Board or any parent or subsidiary corporation is also eligible for option grants under the Discretionary Option Grant Program and stock issuances under the Stock Issuance Program. Only Arbor's employees are eligible to participate in the Salary Investment Option Grant Program, and only non-employee directors of Arbor are eligible to participate in the Automatic Option Grant Program.

     As of July 6, 1998, approximately 463 persons (including five officers and three non-employee directors) were eligible to participate in the Arbor 1995 Option Plan.

     Securities Subject to Arbor 1995 Option Plan. If the Arbor Merger Proposal is approved, the number of shares of Arbor Common Stock which may be issued over the term of the Arbor 1995 Option Plan shall not exceed 8,007,577, including the increase of 5,000,000 shares that is part of this Proposal Two. If the Arbor Merger Proposal is not approved, the number of shares of Arbor Common Stock which may be issued over the term of the Arbor 1995 Option Plan shall not exceed 5,007,577, including the increase of 2,000,000 shares that is part of this Proposal Two. Such share reserve will be subject to further adjustment in the event of subsequent changes to the capital structure of Arbor. The shares may be made available either from Arbor's authorized but unissued Arbor Common Stock or from Arbor Common Stock reacquired by Arbor, including shares purchased on the open market.

     No one person participating in the Arbor 1995 Option Plan may receive options or direct stock issuances for more than 500,000 shares of Arbor Common Stock per calendar year.

     Should an option expire or terminate for any reason prior to exercise in full, including options incorporated from the Predecessor Plan, the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Arbor 1995 Option Plan.

DISCRETIONARY OPTION GRANT PROGRAM

     Price and Exercisability. The option exercise price per share in the case of an Incentive Option may not be less than 100% of the fair market value of Arbor Common Stock on the grant date and, in the case of a non-statutory option, 85% of the fair market value of Arbor Common Stock on the grant date. All options intended to be exempt from the limitation on compensation deductions set forth in Section 162(m) of the Code will be granted with an exercise price equal to or greater than 100% of fair market value. Options granted under the Discretionary Option Grant Program become exercisable at such time or times, and during such period, as the Committee may determine and set forth in the instrument evidencing the option grant. In any event, options granted under the Arbor 1995 Option Plan may not have a term in excess of 10 years.

     The exercise price may be paid in cash or in shares of Arbor Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to Arbor, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by authorizing an Arbor loan to the optionee. The terms and conditions of any such loan will be established by the Committee in its sole discretion.

     No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option and paid the exercise price. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

     Termination of Service. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period. Under no circumstances may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Arbor Common Stock in which the optionee is vested at the time of cessation of service. The optionee will be deemed to continue in service for so long as such individual performs services for Arbor (or any parent or subsidiary corporation), whether as an employee, independent contractor, consultant or Board member.

     The Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The shares of Arbor Common Stock acquired upon the exercise of one or more options may be subject to repurchase by Arbor at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The Committee has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel Arbor's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

     Incentive Options. Incentive Options may only be granted to individuals who are employees of Arbor or its parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of Arbor Common Stock for which one or more options granted to any employee under the Arbor 1995 Option Plan (or any other option plan of Arbor or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code cannot exceed $100,000. If an employee to whom an Incentive Option is granted is the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of Arbor or any of its parent or subsidiary corporations, then the option price per share will be at least 110% of the fair market value per share on the grant date, and the option term will not exceed five years, measured from the grant date.

     Limited Stock Appreciation Rights. One or more officers of Arbor subject to the short-swing profit restrictions of the Federal securities laws may, at the discretion of the Committee, be granted limited stock appreciation rights in connection with their option grants under the Arbor 1995 Option Plan. Any option with such a limited stock appreciation right in effect for at least six months may be unconditionally surrendered by the officer, to the extent exercisable for one or more vested option shares, upon the successful completion of a hostile tender offer for more than 50% of Arbor's outstanding voting stock. In return, the officer will be entitled to a cash distribution from Arbor in an amount per canceled option share equal to the excess of (i) the highest price per share of Arbor Common Stock paid in the tender offer or, if greater, the fair market value per share of Arbor Common Stock over (ii) the option exercise price.

     Tandem Stock Appreciation Rights. The Committee is authorized to issue tandem stock appreciation rights in connection with option grants under the Discretionary Option Grant Program. Tandem stock appreciation rights provide the holders with the right, subject to the Committee's approval, to surrender their options for a distribution from Arbor equal in amount to the excess of (a) the fair market value of the vested shares of Arbor Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such distribution may, at the discretion of the Committee, be made in cash or in shares of Arbor Common Stock.

AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, non-employee Arbor Board members will receive option grants at specified intervals over their period of Board service. These special grants may be summarized as follows:

     - If the Merger is consummated, each individual who becomes a non-employee Arbor Board member, whether through election by the stockholders or appointment by the Arbor Board, will automatically be granted, at the time of such initial election or appointment, a nonstatutory stock option to purchase 10,000 shares of Arbor Common Stock, provided such individual has not previously been in the employ of Arbor or Hyperion. An individual who previously served as a director of Hyperion or Arbor will not receive this 10,000-share grant. Each individual who continues as a non-employee Arbor Board member will receive a grant of a nonstatutory stock option under the Arbor 1995 Option Plan to purchase 5,000 shares of Arbor Common Stock on each twelve month anniversary of being elected to the Arbor Board. The individuals who previously served as non-employee directors of Hyperion will receive these 5,000-share grants on each twelve month anniversary of being elected to the Hyperion Board, and the individuals who previously served as non-employee directors of Arbor will receive these 5000-share grants on August 20th of each year during which such individual continues to serve, provided in each case that such individual has been a member of the Hyperion Board, Arbor Board or the Board of the combined company for at least six months, respectively.

     - If the Merger is not consummated, each individual who first becomes a non-employee Arbor Board member after the date of Arbor's initial public offering, whether through election by the stockholders or appointment by the Arbor Board, will automatically be granted, at the time of such initial election or appointment, a nonstatutory stock option to purchase 20,000 shares of Arbor Common Stock, provided such individual has not previously been in the employ of Arbor. On the date of each Arbor Annual Stockholders Meeting beginning with the 1996 Arbor Annual Meeting, each individual who is to continue as a non-employee Arbor Board member will receive an additional grant of a nonstatutory stock option under the Arbor 1995 Option Plan to purchase 5,000 shares of Arbor Common Stock, provided such individual has been a member of the Arbor Board for at least six months.

     Each option grant under the Automatic Option Grant Program will be subject to the following terms and conditions:

          1. The option price per share will be equal to 100% of the fair market value per share of Arbor Common Stock on the automatic grant date, and each option is to have a maximum term of ten years measured from the grant date.

          2. Each automatic option grant will be immediately exercisable for all of the option shares, but the shares purchasable under an initial option grant will be subject to repurchase at the original exercise price in the event the optionee's Arbor Board service should cease prior to full vesting. The repurchase right will lapse and the optionee will vest in four successive equal annual installments, measured from the grant date, provided the optionee continues service as an Arbor Board member. Each annual grant will be fully vested from the outset.

          3. The option will remain exercisable for a 12-month period following the optionee's termination of service as an Arbor Board member for any reason. Should the optionee die while serving as an Arbor Board member or during the 12-month period following his or her cessation of Arbor Board service, then the option may be exercised during the 12-month period following the optionee's cessation of service by the personal representatives of the optionee's estate or the person to whom the grant is transferred by the optionee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. During the applicable exercise period, the option may not be exercised for more than the number of vested shares (if any) for which it is exercisable at the time of the optionee's cessation of Arbor Board service.

          4. Unvested option shares will become fully vested in the event of a Corporate Transaction (as defined below) or a Change in Control (as defined below). The option shares will also become fully vested in the event of the optionee's cessation of Arbor Board service by reason of death or permanent disability.

          5. Upon the occurrence of a hostile tender offer, the optionee will have a 30-day period in which to surrender to Arbor each automatic option which has been in effect for at least six months (whether or not the optionee is vested in such option) and the optionee will in return be entitled to a cash distribution from Arbor in an amount per canceled option share equal to the excess of (i) the highest reported price per share of Arbor Common Stock paid in the tender offer or, if greater, the fair market value per share of Arbor Common Stock over (ii) the option exercise price payable per share.

          6. The remaining terms and conditions of the options will in general conform to the terms described above for option grants under the Discretionary Option Grant Program and will be incorporated into the option agreement evidencing the automatic grant.

STOCK ISSUANCE PROGRAM

     Shares of Arbor Common Stock may be sold under the Stock Issuance Program at a price per share not less than 85% of fair market value, payable in cash or through a promissory note payable to Arbor. Shares may also be issued solely in consideration of past services.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Committee will, however, have the discretionary authority at any time to accelerate the vesting of any or all unvested shares outstanding under the Arbor 1995 Option Plan.

     All outstanding repurchase rights under the Stock Issuance Program will terminate automatically (and all shares subject to such terminated rights will fully vest) in the event of a Corporate Transaction (as defined below), unless such repurchase rights are assigned. If the repurchase rights are assigned pursuant to a Corporate Transaction, such rights will automatically terminate and the shares subject to such rights will fully vest, if the participant's service should subsequently terminate by reason of an involuntary or constructive termination within 18 months following the effective date of such Corporate Transaction.

SALARY INVESTMENT OPTION GRANT PROGRAM

     The Committee has complete discretion in selecting the individuals who are to participate in the Salary Investment Option Grant Program. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Committee an irrevocable authorization directing Arbor to reduce, by a designated multiple of 1%, his or her base salary for the upcoming calendar year. Such salary reduction will be in an amount not less than 5% of base salary. To the extent the Committee approves one or more salary reduction authorizations, the affected individuals will be granted options under the program.

     Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

     - The exercise price per share will be equal to one-third of the fair market value per share of Arbor Common Stock on the grant date.

     - The number of option shares will be determined by dividing the total dollar amount of the approved reduction in the participant's base salary by two-thirds of the fair market value per share of Arbor Common Stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the grant is made.

     - Provided the optionee continues in service, the option will become exercisable in a series of 12 equal successive monthly installments in the calendar year for which the salary reduction is in effect.

     - Each option will have a term of ten years measured from the grant date.

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

GENERAL PROVISIONS

     Acceleration of Options/Termination of Repurchase Rights. Upon the occurrence of either of the following transactions (a "Corporate Transaction"):

          (i) the sale, transfer, or other disposition of all, or substantially all, of Arbor's assets in complete liquidation or dissolution of Arbor, or

          (ii) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of Arbor's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, each outstanding option under the Arbor 1995 Option Plan will, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares at the time subject to such option. However, an outstanding option shall not accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of the option grant. Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

     Also upon a Corporate Transaction, Arbor's outstanding repurchase rights will terminate automatically unless assigned to the successor corporation.

     Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of Arbor's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Arbor Common Stock subject to those terminated rights shall immediately vest in full) in the event the optionee's service should subsequently terminate by reason of an involuntary or constructive termination within 18 months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one year period measured from the effective date of the employment termination.

     Upon the occurrence of the following transactions ("Change in Control"):

          (i) any person or related group of persons (other than Arbor or a person that directly or indirectly controls, is controlled by, or is under common control with, Arbor) acquires beneficial ownership of more than 50% of Arbor's outstanding voting stock without the Arbor Board's favorable recommendation, or

          (ii) there is a change in the composition of the Arbor Board over a period of 36 consecutive months or less such that a majority of the Arbor Board members ceases by reason of a proxy contest to be comprised of individuals who (a) have been Arbor Board members continuously since the beginning of such period or (b) have been elected or nominated for selection as Arbor Board members by a majority of the Arbor Board in (a) who were still in office at the time such election or nomination was approved by the Arbor Board, the Committee has the discretion to accelerate outstanding options and terminate Arbor's outstanding repurchase rights. The Committee also has the discretion to accelerate outstanding options and terminate Arbor's outstanding repurchase rights upon the subsequent termination of the optionee's service within a specified period following the Change in Control.

     The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of Arbor.

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

     Valuation. For purposes of establishing the option price and for all other valuation purposes under the Arbor 1995 Option Plan, the fair market value of a share of Arbor Common Stock on any relevant date will be the closing sale price per share of Arbor Common Stock on that date, as such price is reported on the Nasdaq National Market. The closing sale price of Arbor Common Stock on July 10, 1998, was $36 1/2 per share.

     Changes in Capitalization. In the event any change is made to Arbor Common Stock issuable under the Arbor 1995 Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Arbor Common Stock as a class without Arbor's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Arbor 1995 Option Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder.

     Each outstanding option that is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply to the number and class of securities that would otherwise have been issued, in consummation of such Corporate Transaction, to the option holder had the option been exercised immediately prior to the Corporate Transaction. Appropriate adjustments will also be made to the option price payable per share and to the class and number of securities available for future issuance under the Arbor 1995 Option Plan on both an aggregate and a per-participant basis.

     Arbor 1995 Option Plan Amendments. The Arbor Board may amend or modify the Arbor 1995 Option Plan in any and all respects whatsoever. However, the Arbor Board may not, without the approval of Arbor's stockholders, (i) materially increase the maximum number of shares issuable under the Arbor 1995 Option Plan (except in connection with certain changes in capitalization) or (ii) materially modify the eligibility requirements for option grants.

     Unless sooner terminated by the Arbor Board, the Arbor 1995 Option Plan will in all events terminate on September 30, 2005. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

     As of March 31, 1998, options covering 1,971,023 shares were outstanding under the Arbor 1995 Option Plan, 583,792 shares remained available for future option grants, and 356,330 shares have been issued under the Arbor 1995 Option Plan. The expiration dates for all such options range from June 2000 to March 2008.

NEW PLAN BENEFITS

     Because the Arbor 1995 Option Plan is discretionary, benefits to be received by individual optionees are not determinable. However, each of Messrs. Perry and Rodek and, if the Merger is not consummated, Ms. Winblad will receive an option grant to purchase 5,000 shares under the Automatic Option Grant Program on the date of the Arbor Annual Meeting with an exercise price per share equal to the closing price per share of the Arbor Common Stock on the date of the Arbor Annual Meeting. No options or shares have been granted with respect to the additional shares for which approval is requested.

FEDERAL INCOME TAX CONSIDERATIONS OF OPTIONS GRANTED UNDER THE ARBOR 1995 OPTION PLAN

     Options granted under the Arbor 1995 Option Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares generally is includable in alternative minimum taxable income. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then Arbor will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will Arbor be allowed a deduction with respect to the optionee's disposition of the purchased shares. Arbor anticipates that any compensation deemed paid by Arbor upon one or more disqualifying dispositions of incentive stock option shares by Arbor's executive officers will remain deductible by Arbor and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of Arbor.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option.

     The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     Special provisions of the Code apply to the acquisition of Arbor Common Stock under a non-statutory option if the purchased shares are subject to repurchase by Arbor. These special provisions may be summarized as follows:

          (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by Arbor at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Arbor's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (b) the exercise price paid for the shares.

          (ii) The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to Arbor's repurchase right) over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     Arbor will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of Arbor in which such ordinary income is recognized by the optionee. Arbor anticipates that the compensation deemed paid by Arbor upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by Arbor and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of Arbor.

     Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. Arbor will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of Arbor in which the ordinary income is recognized by the optionee.

     Stock Issuances. The tax principles applicable to direct stock issuances under the Arbor 1995 Option Plan will be substantially the same as those summarized above for the exercise of nonstatutory option grants.

RECOMMENDATION OF THE ARBOR BOARD

     THE ARBOR BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN.

                                 PROPOSAL THREE

                AMENDMENT OF ARBOR EMPLOYEE STOCK PURCHASE PLAN

     The stockholders of Arbor are being asked to approve, if the Arbor Merger Proposal is approved, an amendment to the Arbor Software Corporation Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Arbor Common Stock issuable thereunder by 1,000,000 shares to a total of 1,300,000 shares of Arbor Common Stock, or, if the Arbor Merger Proposal is not approved, by 250,000 shares to a total of 550,000 shares of Arbor Common Stock.

     The Purchase Plan was adopted by the Arbor Board on August 31, 1995, and approved by the Arbor stockholders on September 15, 1995. The Arbor Board adopted an amendment to the Purchase Plan on June 30, 1997, increasing the number of shares of Arbor Common Stock available for issuance under the Purchase Plan by 150,000 shares to a total of 300,000. Such amendment was approved by the Arbor stockholders at the 1997 Annual Meeting on August 13, 1997. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to meet the requirements of an "employee stock purchase plan" as defined in Section 423 of the Code.

SUMMARY OF ARBOR EMPLOYEE STOCK PURCHASE PLAN

     The following summary of certain Purchase Plan provisions is qualified, in its entirety, by reference to the Purchase Plan. Copies of the Purchase Plan document may be obtained by a stockholder upon written request to the Secretary of Arbor at the executive offices in Sunnyvale, California.

     Purpose. The purpose of the Purchase Plan is to provide employees of Arbor and designated parent or subsidiary corporations (collectively, "Participating Companies") an opportunity to participate in the ownership of Arbor by purchasing Arbor Common Stock through payroll deductions. Arbor currently is the only Participating Company in the Purchase Plan.

     The Purchase Plan is intended to benefit Arbor as well as its stockholders and employees. The Purchase Plan gives employees an opportunity to purchase shares of Arbor Common Stock at a favorable price. Arbor believes that the Arbor stockholders will correspondingly benefit from the increased interest on the part of participating employees in the profitability of Arbor. Finally, Arbor will benefit from the periodic investments of equity capital provided by participants in the Purchase Plan.

     Administration. The Purchase Plan is administered by the Committee. All costs and expenses incurred in plan administration will be paid by Arbor without charge to participants. All cash proceeds received by Arbor from payroll deductions under the Purchase Plan will be credited to a non-interest bearing bank account.

     Shares and Terms. The stock issuable under the Purchase Plan is Arbor's authorized but unissued or reacquired Arbor Common Stock. The maximum number of shares of Arbor Common Stock that may be issued in the aggregate under the Purchase Plan is 1,300,000 shares (if the Arbor Merger Proposal and this Proposal Three is approved) or 550,000 shares (if the Arbor Merger Proposal is not approved and this Proposal Three is approved), adjusted as described in the "Adjustments" section of this description. Arbor Common Stock subject to a terminated purchase right will be available for purchase pursuant to purchase rights subsequently granted.

     Adjustments. If any change in the Arbor Common Stock occurs (through recapitalization, stock dividend, stock split, combination of shares, exchange of shares, or other change affecting the outstanding Arbor Common Stock as a class without Arbor's receipt of consideration), appropriate adjustments will be made by Arbor to the class and maximum number of shares subject to the Purchase Plan, to the class and maximum number of shares purchasable by each participant on any one purchase date, and the class and number of shares and purchase price per share subject to outstanding purchase rights in order to prevent the dilution or enlargement of benefits thereunder.

     Eligibility. Generally, any individual who is customarily employed by a Participating Company more than 20 hours per week and for more than five months per calendar year is eligible to participate in the

Purchase Plan. Approximately 298 employees (including five officers) were eligible to participate in the Purchase Plan as of July 6, 1998.

     Offering Periods. The Purchase Plan is implemented by offering periods that have a duration of up to 24 months; each offering period is comprised of a series of successive purchase periods that have a duration of six months. The first offering period began on November 7, 1995 (the date of execution of the underwriting agreement in connection with Arbor's initial public offering) and ended on October 31, 1997; the second offering period commenced on November 1, 1997 and ended on April 30, 1998. The offering periods now generally have a duration of six months and coincide with the purchase periods, but the Committee in its discretion may vary the beginning date and ending date of the offering periods, provided no offering period may exceed 24 months in length.

     The participant will have a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on the participant's entry date into an offering period and will be automatically exercised in successive installments on the last day of each purchase period within the offering period.

     Purchase Price. The purchase price per share under the Purchase Plan is 85% of the lower of (i) the fair market value of a share of Arbor Common Stock on the first day of the applicable offering period or, if later, the participant's entry date into the offering period, or (ii) the fair market value of a share of Arbor Common Stock on the purchase date. If a participant's entry date is on a day other than the first day of an offering period, the clause (i) amount will in no event be less than the fair market value of the shares on the first day of such offering period. Generally, the fair market value of Arbor Common Stock on a given date is the closing price of Arbor Common Stock, as reported on the Nasdaq National Market.

     Limitations. The plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following:

          1. No purchase right will be granted to any person who immediately thereafter would own, directly or indirectly, stock or hold outstanding options or rights to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of Arbor or any of its parent or subsidiary corporations.

          2. In no event will a participant be permitted to purchase more than 500 shares on any one purchase date.

          3. The right to purchase Arbor Common Stock under the Purchase Plan (or any other employee stock purchase plan that Arbor or any of its subsidiaries may establish) in an offering intended to qualify under
     Section 423 of the Code may not accrue at a rate that exceeds $25,000 in fair market value of such Arbor Common Stock (determined at the time such purchase right is granted) for any calendar year in which such purchase right is outstanding.

     The purchase right will be exercisable only by the participant during the participant's lifetime and will not be assignable or transferable by the participant.

     Payment of Purchase Price; Payroll Deductions. Payment for shares by participants shall be by accumulation of after-tax payroll deductions during the purchase period. The deductions may not exceed 10% of a participant's cash compensation paid during a purchase period. Cash compensation includes regular base pay (including any pre-tax contributions made by a participant to any Code
Section 401(k) plan or Section 125 cafeteria benefit program) plus any of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, cash compensation does not include any contributions made on a participant's behalf by Arbor or any corporate affiliate to any deferred compensation plan or welfare benefit program (other than a Section 401(k) or 125 plan) now or hereafter maintained by Arbor.

     The participant will receive a purchase right for each offering period in which he or she participates to purchase up to the number of shares of Arbor Common Stock determined by dividing such participant's payroll deductions accumulated prior to the purchase date by the applicable purchase price (subject to the

"Limitations" section). No fractional shares may be purchased. Any payroll deductions accumulated in a participant's account that are not sufficient to purchase a full share will be retained in the participant's account for the subsequent purchase period.

     Termination and Change to Payroll Deductions. A purchase right will terminate at the end of the offering period or earlier if (i) the participant's employment terminates, and then any payroll deductions that the participant may have made with respect to a terminated purchase right will be refunded, or (ii) the participant elects to withdraw from the Purchase Plan. Any payroll deductions which the participant may have made with respect to a terminated purchase right under clause (ii) will be refunded unless the participant elects to have the funds applied to the purchase of shares on the next purchase date. Unless a participant has irrevocably elected otherwise, he or she may decrease his or her deductions once during a purchase period.

     Amendment and Termination. The Purchase Plan shall continue in effect until the earlier of (i) the last business day in October 2005 or (ii) the date on which all shares available for issuance under the Purchase Plan have been issued, unless the Purchase Plan is earlier terminated by the Board in its discretion.

     The Arbor Board may at any time alter, amend, suspend or discontinue the Purchase Plan, provided that, without the approval of the Arbor stockholders, no such action may (i) materially increase the number of shares issuable under the Purchase Plan or (ii) materially modify the eligibility requirements.

     In addition, Arbor has specifically reserved the right, exercisable in the sole discretion of the Arbor Board, to terminate the Purchase Plan immediately following any six-month purchase period. If such right is exercised by the Arbor Board, then the Purchase Plan will terminate in its entirety and no further purchase rights will be granted or exercised, and no further payroll deductions will thereafter be collected under the Purchase Plan.

     Corporate Transaction. In the event of (i) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of Arbor's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction or (ii) the sale, transfer or other disposition of all or substantially all of the assets of Arbor in complete liquidation or dissolution of Arbor (a "Corporate Transaction"), the Committee may end the purchase period then in progress immediately before consummation of the Corporate Transaction or may continue the Purchase Plan without change.

     The grant of purchase rights under the Purchase Plan will in no way affect the right of Arbor to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     Proration of Purchase Rights. If the total number of shares of Arbor Common Stock for which purchase rights are to be granted on any date exceeds the number of shares then remaining available under the Purchase Plan, the Committee shall make a pro rata allocation of the shares remaining.

     New Plan Benefits. Since purchase rights are subject to discretion, including an employee's decision not to participate in the Purchase Plan, awards under the Purchase Plan for the current fiscal year are not determinable. No purchase rights have been granted with respect to the additional shares for which approval is requested.

FEDERAL INCOME TAX CONSIDERATIONS

     The following is a general description of certain federal income tax consequences of the Purchase Plan. This description does not purport to be complete.

     The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. No income is recognized by a participant at the time a right to purchase shares is granted. Likewise, no taxable income is recognized at the time of the purchase, even though the purchase price reflects a discount from the market value of the shares at that time.

     A participant must recognize taxable income upon a disposition of shares acquired under the Purchase Plan. The tax treatment may be more favorable if the disposition occurs after the holding-period requirements of Section 423 have been satisfied (a "qualifying disposition"). To satisfy the holding-period requirements of Section 423, shares acquired under the Purchase Plan cannot be disposed of within two years after the first day of the offering period during which the shares were purchased (or within two years after the participant's entry date, if that date is later than the beginning of the offering period) nor within one year after the shares were purchased. The U.S. income tax consequences of a qualifying disposition are as follows:

     - The participant recognizes ordinary income equal to the lower of (a) the excess of the fair market value of the shares on the date of the disposition over the purchase price or (b) 15% of the fair market value of the shares on the first day of the applicable offering period (or on the participant's entry date, if that date is later than the first day of the offering period and if the market value is higher on that date). Arbor will not be entitled to any deduction under these circumstances.

     - The excess, if any, of the fair market value of the shares on the date of the disposition over the sum of the purchase price plus the amount of ordinary income recognized (as described above) will be taxed as a long-term capital gain. If a taxable disposition produces a loss (i.e., the fair market value of the shares on the date of the disposition is less than the purchase price) and the disposition involves certain unrelated parties, then the loss will be a long-term capital loss.

     A participant who disposes of shares acquired under the Purchase Plan without meeting the holding-period requirements makes a disqualifying disposition of such shares. The U.S. income tax consequences of a disqualifying disposition are as follows:

     - The entire difference between the purchase price and the market value of the shares on the date of purchase will be taxed to the participant as ordinary income in the year of disposition. Arbor will be entitled to a deduction for the same amount, subject to certain conditions.

     - The excess, if any, of the market value of the shares on the date of disposition over their market value on the date of purchase will be taxed as a capital gain (long-term or short-term, depending on how long the shares have been held). If the value of the shares on the date of disposition is less than their value on the date of purchase, then the difference will result in a capital loss (long-term or short-term, depending upon the holding period), provided the disposition involves certain unrelated parties. Any such loss will not affect the ordinary income recognized upon the disposition.

RECOMMENDATION OF THE ARBOR BOARD

     THE ARBOR BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE PURCHASE PLAN.

                                 PROPOSAL FOUR

                             ELECTION OF DIRECTORS

     If the Merger is not consummated, at the Arbor Annual Meeting the stockholders of Arbor will elect four directors to the Arbor Board to hold office until the next annual meeting of stockholders of Arbor and their successors are elected and duly qualified. If the Merger is consummated, this Proposal Two will not be effectuated regardless of the votes cast by the stockholders of Arbor, and the directors of Hyperion Solutions will be as provided pursuant to the Arbor Merger Proposal.

NOMINEES FOR ELECTION AS ARBOR DIRECTORS

     The directors who are being nominated for election to the Arbor Board (the "Arbor Nominees"), their ages as of June 30, 1998, their positions and offices held with Arbor and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Arbor Nominees listed below unless otherwise instructed. In the event any Arbor Nominee is unable or declines to serve as a director at the time of the Arbor Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Arbor Board to fill the vacancy. As of the date of this Proxy Statement, the Arbor Board is not aware of any Arbor Nominee who is unable or will decline to serve as a director. The four Arbor Nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of Arbor to serve until the next Annual Meeting or until their successors have been duly elected and qualified. Following the Arbor Annual Meeting there will be one vacancy on the Arbor Board. This vacancy arises as a result of the resignation of James A. Dorrian, a director of Arbor since its inception, in May 1998.

         NOMINEES           AGE       POSITIONS AND OFFICES HELD WITH ARBOR
         --------           ---       -------------------------------------
John M. Dillon............  48     President, Chief Executive Officer and
                                   Chairman of the Arbor Board
Mark W. Perry(1)..........  55     Director
Jeffrey R. Rodek(2).......  44     Director
Ann L. Winblad(1)(2)......  47     Director

---------------
(1) Member of Audit Committee

(2) Member of Compensation Committee

     John M. Dillon joined Arbor in December 1993 as Vice President of Sales. Presently, Mr. Dillon is Arbor's President, Chief Executive Officer and Chairman of the Arbor Board and is responsible for worldwide field operations (sales, support, consulting and education), marketing, product development, finance and administration. In addition, Mr. Dillon has been a director of Arbor since December 1996. Mr. Dillon previously served as Senior Vice President of Arbor's worldwide field operations organization, which included Customer Advocacy (Customer Support and Education), North American Sales, EMEA (Europe, Middle East & Africa) Sales, Channel Sales and Field Marketing. Mr. Dillon also served three years as Vice President of Worldwide Sales. Before joining Arbor, Mr. Dillon was a field Vice President for Interleaf, a major document management software company. He spent five years at Oracle Corporation in various sales management positions and held sales management positions at GRiD Systems Corporation, a leading developer and retailer of mobile computer products for government and corporate organizations worldwide and Tymshare/McDonnell Douglas. Mr. Dillon served in the U.S. Navy for five years.

     Mark W. Perry has been a director of Arbor since February 1993. Mr. Perry joined New Enterprise Associates, a venture capital firm, in October 1995 and became a General Partner in June 1996. Mr. Perry focuses on the area of information technology venture capital investing. Mr. Perry's board memberships include Exabyte Corporation and a number of private companies. From May 1994 to December 1995, Mr. Perry served as President and Chief Executive Officer and then as Chairman of Viewstar Corporation, a leading provider of business process automation, client/server software. From 1985 to 1994, he was employed by Silicon Graphics, Inc. where his last position was Vice Chairman. Mr. Perry is a Certified Public Accountant.

     Jeffrey R. Rodek has been a director of Arbor since January 1998. Mr. Rodek has served as President and Chief Operating Officer of Ingram Micro Inc. ("Ingram Micro") since January 1995 and was promoted to

President and Chief Operating Officer Worldwide in May 1996. Prior to joining Ingram Micro, Mr. Rodek spent 16 years at Federal Express in several key executive positions, including Senior Vice President, Central Support Services, and Vice President, Financial Planning, and most recently as Senior Vice President of Operations, the Americas.

     Ann L. Winblad has been a director of Arbor since June 1991. Ms. Winblad has been a General Partner of Hummer Winblad Venture Partners, a venture capital investment firm, since 1989.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the fiscal year ended March 31, 1998, the Arbor Board held five meetings and acted by written consent on four occasions. For the fiscal year, each of the current directors attended at least 75% of the aggregate of (i) the total number of meetings of the Arbor Board and (ii) the total number of meetings held by all Committees of the Arbor Board on which each such director served. The Arbor Board has two standing committees: the Audit Committee and the Compensation Committee.

     During the fiscal year ended March 31, 1998, the Audit Committee of the Arbor Board met four times. The Audit Committee reviews, acts on and reports to the Arbor Board with respect to various auditing and accounting matters, including the selection of Arbor's independent accountants, the scope of the annual audits, fees to be paid to Arbor's independent accountants, the performance of Arbor's auditors and the accounting practices of Arbor. The current members of the Audit Committee are Mr. Perry and Ms. Winblad.

     During the fiscal year ended March 31, 1998, the Compensation Committee of the Arbor Board held seven meetings. The Compensation Committee reviews the performance and sets the compensation of the Chief Executive Officer of Arbor, approves the compensation of the executive officers of Arbor and reviews the compensation programs for other key employees, including salary and cash bonus levels, as set by the Chief Executive Officer. The Compensation Committee also administers the Arbor 1995 Option Plan with respect to Arbor's executive officers. The current members of the Compensation Committee are Mr. Rodek and Ms. Winblad.

DIRECTOR COMPENSATION

     Except for grants of stock options, directors of Arbor generally do not receive compensation for services provided as a director. Arbor also does not pay compensation for committee participation or special assignments of the Arbor Board.

     Non-employee Board members are eligible for option grants pursuant to the provisions of the Automatic Option Grant Program under the Arbor 1995 Option Plan. Under the Automatic Option Grant Program, each individual who becomes a non-employee Board member will be granted an option to purchase 20,000 shares on the date such individual joins the Board, provided such individual has not been in the prior employ of Arbor. On January 21, 1998, Mr. Rodek was granted options to purchase 20,000 shares of Common Stock at an exercise price of $37.125 per share, which was the fair market value of Arbor's Common Stock on that date. In addition, at each Annual Stockholders Meeting each individual who continues to serve, and has served as a non-employee Board member for at least six months prior to such Annual Meeting, receives an additional option grant to purchase 5,000 shares of Common Stock, whether or not such individual has been in the prior employ of Arbor. On August 13, 1997, Mr. Perry and Ms. Winblad were granted options to purchase 5,000 shares each at an exercise price of $39.50 per share, which was the fair market value of Arbor's Common Stock on that date. For further information concerning the terms of these automatic grants, please see the summary of the Automatic Option Grant Program below under the heading, "Other Information for Arbor Annual Meeting --Proposal Two -- Amendment of the 1995 Stock Option/Stock Issuance Plan."

     For a discussion of director compensation to be effected if the Merger is consummated, see "Directors of Hyperion Solutions Following the Merger."

RECOMMENDATION OF THE ARBOR BOARD

     THE ARBOR BOARD RECOMMENDS A VOTE FOR THE ARBOR NOMINEES LISTED HEREIN.

                                 PROPOSAL FIVE

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     Arbor is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP as Arbor's independent accountants for the fiscal year ending March 31, 1999. In the event the stockholders fail to ratify the appointment, the Arbor Board will reconsider its selection. Even if the appointment is ratified, the Arbor Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Arbor Board feels that such a change would be in Arbor's and its stockholders' best interests. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Arbor Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

RECOMMENDATION OF THE ARBOR BOARD

     THE ARBOR BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE ARBOR'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 1999.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the Arbor Board, the executive officers of Arbor and persons who hold more than 10% of the outstanding Arbor Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of Arbor's Common Stock and their transactions in such Arbor Common Stock. Based upon (i) the copies of
Section 16(a) reports that Arbor received from such persons for their fiscal year 1998 transactions in the Arbor Common Stock and their Arbor Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal year 1998, Arbor believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Arbor Board members and greater than 10% stockholders.

                                   FORM 10-K

     ARBOR WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF ARBOR'S FORM 10-K REPORT FOR FISCAL 1998, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO ARBOR SOFTWARE CORPORATION, 1344 CROSSMAN AVENUE, SUNNYVALE, CALIFORNIA 94089, ATTN: INVESTOR RELATIONS.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholder proposals that are intended to be presented at the 1999 Annual Meeting that are eligible for inclusion in Arbor's, or if the Merger is consummated, Hyperion Solutions' proxy statement and related proxy materials for that meeting under the applicable rules of the SEC must be received by Arbor or, if the Merger is consummated, Hyperion Solutions not later than April 22, 1999 in order to be included. Such stockholder proposals should be addressed to Arbor Software Corporation, 1344 Crossman Avenue, Sunnyvale, California 94089, Attn:
Investor Relations, or if the Merger is consummated, Hyperion Solutions Corporation, 1344 Crossman Avenue, Sunnyvale, California 94089, Attn: Investor Relations.

            EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     Arbor has entered into agreements with Messrs. Dillon, Imbler and Cruikshank pursuant to which Arbor has agreed to accelerate the vesting of up to 25% of the securities subject to vesting then held by each such officer following the occurrence of certain changes in control, including by merger, sale of assets or change in the composition of the Arbor Board. In addition, should the affected officer resign following a reduction in responsibility or compensation or an involuntary relocation or should the affected officer's employment be involuntarily terminated without cause within the 24-month period following such a change in control, then all of such officer's option shares shall become fully vested.

     The Compensation Committee as administrator of the Arbor 1995 Option Plan has the authority to provide for the accelerated vesting of the shares of Arbor Common Stock subject to outstanding options held by the Chief Executive Officer and any other executive officer or the shares of Arbor Common Stock subject to direct issuances held by such individual, in connection with certain changes in control of Arbor or the subsequent termination of the officer's employment following the change in control event.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Arbor Board (the "Committee") has the authority to establish the level of base salary payable to Arbor's Chief Executive Officer ("CEO") and to administer the Arbor 1995 Option Plan and Employee Stock Purchase Plan. In addition, the Committee has the responsibility for approving the individual bonus program to be in effect for the CEO. The CEO has the authority to establish the level of base salary payable to all other employees of Arbor, including all executive officers, subject to the approval of the Committee. In addition, the CEO has the responsibility for approving the bonus programs to be in effect for all other executive officers and other key employees each fiscal year, subject to the approval of the Committee.

     For fiscal year 1998, the process utilized by the CEO in determining executive officer compensation levels took into account both qualitative and quantitative factors. Among the factors considered by the CEO were informal surveys conducted by Arbor personnel among local companies. However, the CEO made the compensation decisions concerning such officers, subject to Committee review.

     General Compensation Policy. The CEO's fundamental policy is to offer Arbor's executive officers competitive compensation opportunities based upon overall Arbor performance, their individual contribution to the financial success of Arbor and their personal performance. It is the CEO's objective to have a substantial portion of each officer's compensation contingent upon Arbor's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of: (i) base salary, (ii) cash bonus awards and (iii) long-term stock-based incentive awards.

     Base Salary. The base salary for each executive officer is set on the basis of personal performance and the salary level in effect for comparable positions at companies that compete with Arbor for executive talent on the basis of informal surveys conducted by Arbor.

     Annual Cash Bonuses. Each executive officer has an established bonus target each fiscal year. The annual pool of bonuses for executive officers is determined on the basis of Arbor's achievement of the financial performance targets established at the start of the fiscal year, a range for the executive's contribution and a measure of customer satisfaction. Actual bonuses paid reflect an individual's accomplishment of both corporate and functional objectives, with greater weight being given to achievement of corporate rather than functional objectives.

     Long-Term Incentive Compensation. During fiscal year 1998, the Committee made option grants to William B. Binch, John M. Dillon, Stephen V. Imbler, David
A. Spicer and Kirk A. Cruikshank under the 1995 Option Plan. Generally, a significant grant is made in the year that an officer commences employment and no grant is made in the second year, and the size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with Arbor, the individual's potential for future responsibility and promotion, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion.

     Each grant allows the officer to acquire shares of Arbor's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with Arbor. Accordingly, the option will provide a return to the executive officer only if he or she remains in Arbor's employ, and then only if the market price of Arbor's Common Stock appreciates over the option term.

     CEO Compensation. The annual base salary for Mr. Dillon, Arbor's CEO, was established by the Committee in July 1997. The Committee's decision was made primarily on the basis of Mr. Dillon's performance of his duties. The Arbor Board appointed Mr. Dillon as CEO of Arbor effective as of January 20, 1998. His base salary was not changed in connection with his promotion.

     The remaining components of the CEO's fiscal year 1998 incentive compensation were entirely dependent upon Arbor's financial performance and provided no dollar guarantees. The bonus paid to the CEO for fiscal year 1998 was based on the same incentive plan as for all other officers who receive bonuses. Specifically, a target incentive was established at the beginning of the fiscal year using an agreed-upon formula based on Arbor revenue and profit before interest and taxes. Each fiscal year, the annual incentive plan is reevaluated with a new achievement threshold and new targets for revenue and profit before interest.

     Tax Limitation. As a result of Federal tax legislation enacted in 1993, a publicly held company such as Arbor will not be allowed a Federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. The stockholders approved the

Arbor 1995 Option Plan, which includes a provision that limits the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Accordingly, any compensation deemed paid to an executive officer when he or she exercises an option under the 1995 Stock Option/Stock Issuance Plan with an exercise price equal to the fair market value of the option shares on the grant date will generally qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to Arbor's executive officers for fiscal year 1999 will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of the cash compensation payable to Arbor's executive officers to the $1 million cap.

                                          Compensation Committee

                                          Jeffrey R. Rodek
                                          Ann L. Winblad

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Arbor Board was formed in June 1992, and the members of the Compensation Committee are Mr. Rodek and Ms. Winblad. Neither of these individuals was at any time during fiscal year 1998, or at any other time, an officer or employee of Arbor. No executive officer of Arbor serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Arbor Board or Compensation Committee.

Arbor 1995 Option Plan, which includes a provision that limits the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Accordingly, any compensation deemed paid to an executive officer when he or she exercises an option under the 1995 Stock Option/Stock Issuance Plan with an exercise price equal to the fair market value of the option shares on the grant date will generally qualify as performance-based compensation that will not be subject to the $1 million limitation. Since it is not expected that the cash compensation to be paid to Arbor's executive officers for fiscal year 1999 will exceed the $1 million limit per officer, the Committee will defer any decision on whether to limit the dollar amount of the cash compensation payable to Arbor's executive officers to the $1 million cap.

                                          Compensation Committee

                                          Jeffrey R. Rodek
                                          Ann L. Winblad

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Arbor Board was formed in June 1992, and the members of the Compensation Committee are Mr. Rodek and Ms. Winblad. Neither of these individuals was at any time during fiscal year 1998, or at any other time, an officer or employee of Arbor. No executive officer of Arbor serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Arbor Board or Compensation Committee.

                      ARBOR COMMON STOCK PERFORMANCE GRAPH

     The graph set forth below compares the cumulative total stockholder return on Arbor's Common Stock between November 7, 1995 (the date Arbor's Common Stock commenced public trading) and March 31, 1998 with the cumulative total return of
(i) The Nasdaq Stock Market Total Return Index (U.S. Companies) (the "Nasdaq Stock Market-U.S. Index") and (ii) the Hambrecht & Quist Growth Index (the "H&Q Growth Index"), over the same period. This graph assumes the investment of $100.00 on November 7, 1995 in the Arbor Common Stock, The Nasdaq Stock Market-U.S. Index and the H&Q Growth Index, and assumes the reinvestment of dividends, if any.

     The comparisons shown in the graph below are based upon historical data and Arbor cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of Arbor Common Stock. Information used in the graph was obtained from Hambrecht & Quist LLC ("H&Q"), a source believed to be reliable, but H&Q is not responsible for any errors or omissions in such information.

                                 ARBOR SOFTWARE
                                H&Q GROWTH INDEX
                        NASDAQ STOCK MARKET - U.S. INDEX

DATES                                 ARBOR SOFTWARE        H&Q GROWTH      NASDAQ STOCK MARKET -U.S.
11/7/95                                       100.00            100.00                         100.00
NOV-95                                        109.55            100.97                          99.63
DEC-95                                        120.38            102.18                          99.10
JAN-96                                        104.46            101.87                          99.58
FEB-96                                        109.55            105.79                         103.37
MAR-96                                        110.19            105.42                         103.72
APR-96                                        196.18            122.19                         112.32
MAY-96                                        154.78            129.04                         117.48
JUN-96                                        152.23            115.44                         112.18
JUL-96                                         96.82             96.11                         102.19
AUG-96                                        107.01            104.00                         107.92
SEP-96                                        108.92            115.38                         116.17
OCT-96                                         92.36            106.98                         114.89
NOV-96                                         73.89            105.45                         121.99
DEC-96                                         61.78            106.95                         121.88
JAN-97                                         75.80            112.49                         130.55
FEB-97                                         83.76            100.37                         123.33
MAR-97                                         63.69             86.30                         115.28
APR-97                                         63.38             81.59                         118.88
MAY-97                                         75.80             98.78                         132.36
JUN-97                                         89.81            100.79                         136.41
JUL-97                                        109.55            107.32                         150.81
AUG-97                                        100.96            109.94                         150.58
SEP-97                                        117.99            121.49                         159.49
OCT-97                                         93.15            114.17                         151.23
NOV-97                                         77.07            109.30                         151.98
DEC-97                                        103.18            109.84                         149.60
JAN-98                                         96.50            108.77                         154.30
FEB-98                                        114.65            122.01                         168.75
MAR-98                                        117.52            130.64                         174.97

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                       AMONG ARBOR SOFTWARE CORPORATION,
          THE NASDAQ STOCK MARKET-U.S. INDEX AND THE H&Q GROWTH INDEX

     Arbor effected its initial public offering on November 6, 1995 at a per share price of $17.00. The graph above, however, commences with the closing price of $39.25 per share on November 7, 1995, the date Arbor's Common Stock commenced public trading.

     Notwithstanding anything to the contrary set forth in any of Arbor's previous or future filings under the Securities Act, or the Exchange Act, that might incorporate this Proxy Statement or future filings made by Arbor under those statutes, the Compensation Committee Report and Stock Performance Graph are not deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by Arbor under those statutes.

                                 OTHER MATTERS

     The Arbor Board knows of no other matters to be presented for stockholder action at the Arbor Annual Meeting. However, if other matters do properly come before the Arbor Annual Meeting or any adjournments or postponements thereof, the Arbor Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                 LEGAL MATTERS

     Certain legal matters in connection with the Arbor Common Stock to be issued in connection with the Merger and certain tax consequences of the Merger will be passed upon for Arbor by Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, Menlo Park, California. Certain tax consequences of the Merger will be passed upon for Hyperion by Hale and Dorr LLP, Boston, Massachusetts.

                                    EXPERTS

     The consolidated financial statements incorporated in this Joint Proxy Statement/Prospectus by reference to the Annual Report on Form 10-K of Arbor Software Corporation for the year ended March 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The consolidated financial statements of Hyperion Software Corporation appearing in Hyperion Software Corporation's Annual Report (Form 10-K) for the year ended June 30, 1997, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

       AGREEMENT AND PLAN OF MERGER AMONG HYPERION SOFTWARE CORPORATION, ARBOR SOFTWARE CORPORATION AND HSC MERGER CORP. AND EXHIBITS THERETO

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I -- THE MERGER...................................................   A-1

  SECTION     Effective Time of the Merger................................
     1.01                                                                    A-1
  SECTION     Closing.....................................................
     1.02                                                                    A-1
  SECTION     Effects of the Merger.......................................
     1.03                                                                    A-2
  SECTION     Directors and Officers of Newco.............................
     1.04                                                                    A-2
  SECTION     Charter and Bylaws of Newco.................................
     1.05                                                                    A-2

ARTICLE II -- CONVERSION OF SECURITIES....................................   A-3

  SECTION     Conversion of Capital Stock.................................
     2.01                                                                    A-3
  SECTION     Exchange of Certificates....................................
     2.02                                                                    A-3

ARTICLE III -- REPRESENTATIONS AND WARRANTIES OF ARBOR AND SUB............   A-5

  SECTION     Organization of Arbor and Sub...............................
     3.01                                                                    A-5
  SECTION     Arbor Capital Structure.....................................
     3.02                                                                    A-6
  SECTION     Authority; No Conflict; Required Filings and Consents.......
     3.03                                                                    A-7
  SECTION     SEC Filings; Financial Statements...........................
     3.04                                                                    A-8
  SECTION     No Undisclosed Liabilities..................................
     3.05                                                                    A-8
  SECTION     Absence of Certain Changes or Events........................
     3.06                                                                    A-8
  SECTION     Taxes.......................................................
     3.07                                                                    A-9
  SECTION     Properties..................................................
     3.08                                                                   A-10
  SECTION     Intellectual Property.......................................
     3.09                                                                   A-10
  SECTION     Agreements, Contracts and Commitments.......................
     3.10                                                                   A-10
  SECTION     Litigation..................................................
     3.11                                                                   A-10
  SECTION     Environmental Matters.......................................
     3.12                                                                   A-11
  SECTION     Employee Benefit Plans......................................
     3.13                                                                   A-11
  SECTION     Compliance With Laws........................................
     3.14                                                                   A-12
  SECTION     Accounting and Tax Matters..................................
     3.15                                                                   A-12
  SECTION     Registration Statement; Proxy Statement/Prospectus..........
     3.16                                                                   A-12
  SECTION     Labor Matters...............................................
     3.17                                                                   A-12
  SECTION     Insurance; Risk Management..................................
     3.18                                                                   A-13
  SECTION     No Existing Discussions.....................................
     3.19                                                                   A-13
  SECTION     Opinion of Financial Advisor................................
     3.20                                                                   A-13
  SECTION     Section 203 of the DGCL Not Applicable......................
     3.21                                                                   A-13
  SECTION     Insider Trading Policies and Practices......................
     3.22                                                                   A-13
  SECTION     Interim Operations of Sub...................................
     3.23                                                                   A-13

ARTICLE IV -- REPRESENTATIONS AND WARRANTIES OF HYPERION..................  A-13

  SECTION     Organization of Hyperion....................................
     4.01                                                                   A-13
  SECTION     Hyperion Capital Structure..................................
     4.02                                                                   A-14
  SECTION     Authority; No Conflict; Required Filings and Consents.......
     4.03                                                                   A-15
  SECTION     SEC Filings; Financial Statements...........................
     4.04                                                                   A-15
  SECTION     No Undisclosed Liabilities..................................
     4.05                                                                   A-16
  SECTION     Absence of Certain Changes or Events........................
     4.06                                                                   A-16
  SECTION     Taxes.......................................................
     4.07                                                                   A-16
  SECTION     Properties..................................................
     4.08                                                                   A-17

                                                                            PAGE
                                                                            ----
  SECTION     Intellectual Property.......................................
     4.09                                                                   A-18
  SECTION     Agreements, Contracts and Commitments.......................
     4.10                                                                   A-18
  SECTION     Litigation..................................................
     4.11                                                                   A-18
  SECTION     Environmental Matters.......................................
     4.12                                                                   A-18
  SECTION     Employee Benefit Plans......................................
     4.13                                                                   A-19
  SECTION     Compliance With Laws........................................
     4.14                                                                   A-19
  SECTION     Accounting and Tax Matters..................................
     4.15                                                                   A-19
  SECTION     Registration Statement;Proxy Statement/Prospectus...........
     4.16                                                                   A-20
  SECTION     Labor Matters...............................................
     4.17                                                                   A-20
  SECTION     Insurance; Risk Management..................................
     4.18                                                                   A-20
  SECTION     No Existing Discussions.....................................
     4.19                                                                   A-20
  SECTION     Opinion of Financial Advisor................................
     4.20                                                                   A-20
  SECTION     Section 203 of the DGCL Not Applicable......................
     4.21                                                                   A-20
  SECTION     Insider Trading Policies and Practices......................
     4.22                                                                   A-20
  SECTION     Rights Agreement............................................
     4.23                                                                   A-21

ARTICLE V -- CONDUCT OF BUSINESS..........................................  A-21

  SECTION     Covenants of Arbor and Hyperion.............................
     5.01                                                                   A-21
  SECTION     Cooperation.................................................
     5.02                                                                   A-22
  SECTION     Arbor Rights Plan...........................................
     5.03                                                                   A-22

ARTICLE VI -- ADDITIONAL AGREEMENTS.......................................  A-23

  SECTION     No Solicitation.............................................
     6.01                                                                   A-23
  SECTION     Proxy Statement/Prospectus; Registration Statement..........
     6.02                                                                   A-23
  SECTION     Nasdaq Quotation............................................
     6.03                                                                   A-24
  SECTION     Access to Information.......................................
     6.04                                                                   A-24
  SECTION     Stockholders' Meetings......................................
     6.05                                                                   A-24
  SECTION     Legal Conditions to Merger..................................
     6.06                                                                   A-25
  SECTION     Public Disclosure...........................................
     6.07                                                                   A-26
  SECTION     Tax-Free Reorganization.....................................
     6.08                                                                   A-26
  SECTION     Pooling Accounting..........................................
     6.09                                                                   A-26
  SECTION     Affiliate Agreements........................................
     6.10                                                                   A-26
  SECTION     Nasdaq Quotation............................................
     6.11                                                                   A-26
  SECTION     Stock Plans.................................................
     6.12                                                                   A-26
  SECTION     Brokers or Finders..........................................
     6.13                                                                   A-27
  SECTION     Indemnification.............................................
     6.14                                                                   A-27
  SECTION     Letter of Hyperion's Accountants............................
     6.15                                                                   A-28
  SECTION     Letter of Arbor's Accountants...............................
     6.16                                                                   A-28
  SECTION     Schedules...................................................
     6.17                                                                   A-28

ARTICLE VII -- CONDITIONS TO MERGER.......................................  A-28

  SECTION     Conditions to Each Party's Obligation To Effect the
     7.01     Merger......................................................  A-28
  SECTION     Additional Conditions to Obligations of Hyperion............
     7.02                                                                   A-29
  SECTION     Additional Conditions to Obligations of Arbor and Sub.......
     7.03                                                                   A-30

ARTICLE VIII -- TERMINATION AND AMENDMENT.................................  A-30
  SECTION     Termination.................................................
     8.01                                                                   A-30
  SECTION     Effect of Termination.......................................
     8.02                                                                   A-31

                                                                            PAGE
                                                                            ----
  SECTION     Fees and Expenses...........................................
     8.03                                                                   A-31
  SECTION     Amendment...................................................
     8.04                                                                   A-32
  SECTION     Extension; Waiver...........................................
     8.05                                                                   A-33

ARTICLE IX -- MISCELLANEOUS...............................................  A-33
  SECTION     Nonsurvival of Representations, Warranties and Agreements...
     9.01                                                                   A-33
  SECTION     Notices.....................................................
     9.02                                                                   A-33
  SECTION     Interpretation..............................................
     9.03                                                                   A-34
  SECTION     Counterparts................................................
     9.04                                                                   A-34
  SECTION     Entire Agreement; No Third Party Beneficiaries..............
     9.05                                                                   A-34
  SECTION     Governing Law...............................................
     9.06                                                                   A-34
  SECTION     Assignment..................................................
     9.07                                                                   A-34

Exhibit A -- Hyperion Stock Option Agreement
Exhibit B  -- Arbor Stock Option Agreement
Exhibit C -- Director and Officer Designees
Exhibit D -- Affiliate Agreements

                             TABLE OF DEFINED TERMS

Acquisition Proposal........................................  Section 6.01(a)
Affiliate...................................................  Section 6.10
Affiliate Agreement.........................................  Section 6.10
Agreement...................................................  Preamble
Alternative Transaction.....................................  Section 8.03(g)
Antitrust Laws..............................................  Section 6.06(b)
Arbor.......................................................  Preamble
Arbor Affiliated Group......................................  Section 3.07(b)
Arbor Affiliated Period.....................................  Section 3.07(b)
Arbor Balance Sheet.........................................  Section 3.04(b)
Arbor Charter Amendment.....................................  Section 6.05(a)
Arbor Common Stock..........................................  Section 2.01(b)
Arbor Designees.............................................  Section 1.04(a)
Arbor Disclosure Schedule...................................  Article III
Arbor Employee Plans........................................  Section 3.13(a)
Arbor Intellectual Property Rights..........................  Section 3.09(a)
Arbor Material Contracts....................................  Section 3.10
Arbor Material Adverse Effect...............................  Section 3.01
Arbor Notes.................................................  Section 3.02(a)
Arbor Preferred Stock.......................................  Section 3.02(a)
Arbor SEC Reports...........................................  Section 3.04(a)
Arbor Stock Option Agreement................................  Preamble
Arbor Stock Plans...........................................  Section 3.02(a)
Arbor Stockholders' Meeting.................................  Section 3.16
Arbor Third Party Intellectual Property.....................  Section 3.09(b)
Arbor Voting Proposals......................................  Section 6.05(a)
Bankruptcy and Equity Exception.............................  Section 3.03(a)

Certificate of Merger.........................................................................  Section 1.01
Certificates..................................................................................  Section 2.02(b)
Closing.......................................................................................  Section 1.02
Closing Date..................................................................................  Section 1.02
Code..........................................................................................  Preamble
Confidentiality Agreement.....................................................................  Section 6.01(a)
Constituent Corporations......................................................................  Section 1.03
Costs.........................................................................................  Section 6.14(a)
DGCL..........................................................................................  Section 1.01
Effective Time................................................................................  Section 1.01
Environmental Law.............................................................................  Section 3.12(b)
ERISA.........................................................................................  Section 3.13(a)
ERISA Affiliate...............................................................................  Section 3.13(a)
Exchange Act..................................................................................  Section 3.03(c)
Exchange Agent................................................................................  Section 2.02(a)
Exchange Fund.................................................................................  Section 2.02(a)
Exchange Ratio................................................................................  Section 2.01(c)
GAAP..........................................................................................  Section 3.04(b)
Governmental Entity...........................................................................  Section 3.03(c)
Hazardous Substance...........................................................................  Section 3.12(c)
HSR Act.......................................................................................  Section 3.03(c)
Hyperion......................................................................................  Preamble
Hyperion Affiliated Group.....................................................................  Section 4.07(a)
Hyperion Affiliated Period....................................................................  Section 4.07(a)
Hyperion Balance Sheet........................................................................  Section 4.04(b)
Hyperion Common Stock.........................................................................  Section 2.01(b)
Hyperion Designees............................................................................  Section 1.04(a)
Hyperion Disclosure Schedule..................................................................  Article IV
Hyperion Employee Plans.......................................................................  Section 4.13(a)
Hyperion Intellectual Property Rights.........................................................  Section 4.09(a)
Hyperion Third Party Intellectual Property Rights.............................................  Section 4.09(b)
Hyperion Material Adverse Effect..............................................................  Section 4.01
Hyperion Material Contracts...................................................................  Section 4.10
Hyperion Preferred Stock......................................................................  Section 4.02(a)
Hyperion Rights...............................................................................  Section 4.02(b)
Hyperion Rights Plan..........................................................................  Section 4.02(b)
Hyperion SEC Reports..........................................................................  Section 4.04(a)
Hyperion Stock Option.........................................................................  Section 6.12(a)
Hyperion Stock Option Agreement...............................................................  Preamble
Hyperion Stock Plans..........................................................................  Section 4.02(a)
Hyperion Stockholders' Meeting................................................................  Section 3.16
Hyperion Balance Sheet........................................................................  Section 4.04(b)
Indemnified Parties...........................................................................  Section 6.14(a)
IRS...........................................................................................  Section 3.07(b)
Joint Proxy Statement.........................................................................  Section 3.16
Merger........................................................................................  Preamble
Newco.........................................................................................  Preamble
Newco Board...................................................................................  Section 1.04(a)
Order.........................................................................................  Section 6.06(b)

Outside Date................................................  Section 8.01(b)
Registration Statement......................................  Section 3.16
Rule 145....................................................  Section 6.10
SEC.........................................................  Section 3.03(c)
Second Request..............................................  Section 6.06(b)
Securities Act..............................................  Section 3.04(a)
Stock Option Agreements.....................................  Preamble
Sub.........................................................  Preamble
Subsidiary..................................................  Section 3.01
Superior Proposal...........................................  Section 6.01(a)
Surviving Corporation.......................................  Section 1.03
Tax.........................................................  Section 3.07(a)
Taxes.......................................................  Section 3.07(a)
Tax Returns.................................................  Section 3.07(a)
Third Party.................................................  Section 8.03(g)

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of May 25, 1998, by and among Hyperion Software Corporation, a Delaware corporation ("Hyperion"), Arbor Software Corporation, a Delaware corporation ("Arbor"), and HSC Merger Corp., a Delaware corporation and a direct, wholly-owned subsidiary of Arbor ("Sub").

     WHEREAS, the Boards of Directors of Hyperion and Arbor deem it advisable and in the best interests of each corporation and its respective stockholders that Hyperion and Arbor combine in order to advance the long-term business interests of Hyperion and Arbor;

     WHEREAS, the combination of Hyperion and Arbor shall be effected by the terms of this Agreement through a merger in which the stockholders of Hyperion will become stockholders of Arbor (the "Merger");

     WHEREAS, upon the closing of the Merger, the name of Arbor shall be changed to "Hyperion Solutions Corporation" (Arbor, from and after the Merger, being sometimes hereinafter referred to as "Newco");

     WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to each of Hyperion's and Arbor's willingness to enter into this Agreement, Hyperion and Arbor have entered into (a) a Stock Option Agreement dated as of the date of this Agreement and attached hereto as EXHIBIT A (the "Hyperion Stock Option Agreement"), pursuant to which Arbor granted Hyperion an option to purchase shares of common stock of Arbor under certain circumstances, and (b) a Stock Option Agreement dated as of the date of this Agreement and attached hereto as EXHIBIT B (the "Arbor Stock Option Agreement" and, together with the Hyperion Stock Option Agreement, the "Stock Option Agreements"), pursuant to which Hyperion granted Arbor an option to purchase shares of common stock of Hyperion under certain circumstances;

     WHEREAS, for Federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, for accounting purposes, it is intended that the Merger shall be accounted for as a pooling of interests;

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties agree as follows:

                                   ARTICLE I

                                   THE MERGER

     SECTION 1.01 Effective Time of the Merger. Subject to the provisions of this Agreement, a certificate of merger in such form as is required by the relevant provisions of the Delaware General Corporation Law ("DGCL") (the "Certificate of Merger") shall be duly prepared, executed and acknowledged by the Surviving Corporation (as defined in Section 1.03) and thereafter delivered to the Secretary of State of the State of Delaware, for filing, as provided in the DGCL, as soon as practicable on or after the Closing Date (as defined in Section 1.02). The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or at such time thereafter as is provided in the Certificate of Merger (the "Effective Time").

     SECTION 1.02 Closing. The closing of the Merger (the "Closing") will take place at 10:00 a.m., California Time, on a date to be specified by Hyperion and Arbor, which shall be no later than the second business day after satisfaction of the latest to occur of the conditions set forth in Sections 7.01, 7.02 and
7.03 (the "Closing Date"), at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 155 Constitution Drive, Menlo Park, California, unless another date, place or time is agreed to in writing by Hyperion and Arbor.

     SECTION 1.03 Effects of the Merger. At the Effective Time (i) the separate existence of Sub shall cease and Sub shall be merged with and into Hyperion (Sub and Hyperion are sometimes referred to below as the "Constituent Corporations" and Hyperion is sometimes referred to below as the "Surviving Corporation"),
(ii) the Certificate of Incorporation of Hyperion shall be amended so that
Article IV of such Certificate of Incorporation reads in its entirety as follows: "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000, all of which shall consist of Common Stock, par value $.01 per share," and, as so amended, such Certificate of Incorporation shall be the Certificate of Incorporation of the Surviving Corporation, (iii) the Bylaws of the Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, (iv) all the property, rights, privileges, powers and franchises and duties of Sub and Hyperion shall vest in the Surviving Corporation, and (v) all debts, liabilities and duties of Hyperion and Sub shall become the debts, liabilities and duties of the Surviving Corporation.

     SECTION 1.04  Directors and Officers of NEWCO.

     (a) Arbor shall take all actions necessary to cause the directors comprising the full Board of Directors of Arbor at the Effective Time (the "Newco Board") to be comprised of seven directors. Initially, four of such directors shall be designated by Hyperion (the "Hyperion Designees") and three of such directors shall be designated by Arbor (the "Arbor Designees"). Hyperion hereby designates the persons listed as such on EXHIBIT C-1 hereto as the initial Hyperion Designees. Arbor hereby designates the persons listed as such on EXHIBIT C-2 hereto as the initial Arbor Designees. Each class of directors of Newco shall consist, at the Effective Time, of the Hyperion Designees and the Arbor Designees as set forth on EXHIBIT C-3. If, prior to the Effective Time, any of the Hyperion Designees or Arbor Designees shall decline or be unable to serve as a Hyperion Designee or an Arbor Designee, Hyperion (if such person was so designated by Hyperion) or Arbor (if such person was so designated by Arbor) shall designate another person to serve in such person's stead, which person shall be reasonably acceptable to the other party.

     (b) At the Effective Time, Arbor shall cause the persons listed on EXHIBIT C-4 to be named as officers of Newco, holding the positions therein indicated; provided, that if any such persons are unwilling or unable to serve in such capacities, their replacements shall be selected by the Newco Board as constituted at the Effective Time. Newco shall also have such other officers as may be elected by the Newco Board.

     (c) The foregoing officers and directors of Newco shall hold their positions until their resignation or removal or the election or appointment of their successors in the manner provided by Newco's charter documents and applicable law.

     SECTION 1.05  Charter and Bylaws of NEWCO.

     (a) At the Arbor Stockholders' Meeting (as defined in Section 3.16), Arbor shall, in accordance with Section 6.05, propose, among other things, that its Certificate of Incorporation be amended to: (i) change the name of Arbor to "Hyperion Solutions Corporation," (ii) increase the authorized number of shares of Arbor Common Stock to 300,000,000 shares, (iii) create a staggered Board of Directors, and (iv) incorporate into its Certificate of Incorporation indemnification provisions in substantially the form set forth in Arbor's current Bylaws.

     (b) Arbor shall amend its Bylaws so that the Bylaws of Newco, upon the Effective Time, shall be as set forth as an Exhibit to Section 1.05 to the Arbor Disclosure Schedule (as defined in Article III below).

                                   ARTICLE II

                            CONVERSION OF SECURITIES

     SECTION 2.01 Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Hyperion Common Stock or capital stock of Sub:

          (a) Capital Stock of Sub. Each issued and outstanding share of the capital stock of Sub shall be converted into and become one fully paid and nonassessable share of Common Stock of the Surviving Corporation.

          (b) Cancellation of Treasury Stock and Arbor-Owned Stock. All shares of Common Stock of Hyperion ("Hyperion Common Stock") that are owned by Hyperion as treasury stock and any shares of Hyperion Common Stock owned by Arbor, Sub or any other wholly-owned Subsidiary (as defined in Section 3.01) of Arbor shall be canceled and retired and shall cease to exist and no stock of Arbor or other consideration shall be delivered in exchange therefor. All shares of Common Stock, par value $.001 per share, of Arbor ("Arbor Common Stock") owned by Hyperion shall be unaffected by the Merger.

          (c) Exchange Ratio for Hyperion Common Stock. Subject to Section 2.02, each issued and outstanding share of Hyperion Common Stock (other than shares to be canceled in accordance with Section 2.01(b)) shall be converted into the right to receive .95 shares (the "Exchange Ratio") of Arbor Common Stock. All such shares of Hyperion Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Arbor Common Stock and any cash in lieu of fractional shares of Arbor Common Stock to be issued or paid in consideration therefor upon the surrender of such certificate in accordance with Section 2.02, without interest.

          (d) Adjustments to Exchange Ratio. The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Arbor Common Stock or Hyperion Common Stock), reorganization, recapitalization or other like change with respect to Arbor Common Stock or Hyperion Common Stock occurring after the date hereof and prior to the Effective Time.

     SECTION 2.02 Exchange of Certificates. The procedures for exchanging outstanding shares of Hyperion Common Stock for Arbor Common Stock pursuant to the Merger are as follows:

          (a) Exchange Agent. As of the Effective Time, Arbor shall deposit with a bank or trust company designated by Hyperion and Arbor (the "Exchange Agent"), for the benefit of the holders of shares of Hyperion Common Stock, for exchange in accordance with this Section 2.02, through the Exchange Agent, (i) certificates representing the shares of Arbor Common Stock (such shares of Arbor Common Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") issuable pursuant to Section 2.01 in exchange for outstanding shares of Hyperion Common Stock, and (ii) cash in an amount sufficient to permit payment of cash in lieu of fractional shares pursuant to Section 2.02(e).

          (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, but not later than ten business days thereafter, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Hyperion Common Stock (the "Certificates") whose shares were converted pursuant to Section 2.01 into the right to receive shares of Arbor Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as Hyperion and Arbor may reasonably specify) and (ii) instructions for effecting the surrender of the Certificates in exchange for certificates representing shares of Arbor Common Stock (plus cash in lieu of fractional shares, if any, of Arbor Common Stock as provided below). Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Hyperion and Arbor, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Arbor Common Stock which such holder has the right to receive pursuant to the provisions of this Article II and payment in lieu of fractional shares which the holder of such Certificate has the right to receive pursuant to
     Section 2.02(e), and the Certificate so surrendered shall immediately be canceled. In the event of a transfer of ownership of Hyperion Common Stock which is not registered in the transfer records of Hyperion, a certificate representing the proper number of shares of Arbor Common Stock may be issued to a transferee if the Certificate representing such Hyperion Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer or other applicable taxes have been paid. Until surrendered as contemplated by this Section 2.02, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing shares of Arbor Common Stock and cash in lieu of any fractional shares of Arbor Common Stock as contemplated by this Section 2.02.

          (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to Arbor Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Arbor Common Stock represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to subsection (e) below until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Arbor Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Arbor Common Stock to which such holder is entitled pursuant to subsection (e) below and the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such whole shares of Arbor Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Arbor Common Stock.

          (d) No Further Ownership Rights in Hyperion Common Stock. All shares of Arbor Common Stock issued upon the surrender for exchange of Certificates in accordance with the terms hereof (including any cash paid pursuant to subsection (c) or (e) of this Section 2.02) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Hyperion Common Stock, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by Hyperion on such shares of Hyperion Common Stock in accordance with the terms of this Agreement (to the extent permitted under Section 5.01) prior to the date hereof and which remain unpaid at the Effective Time, and from and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Hyperion Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this
     Section 2.02.

          (e) No Fractional Shares. No certificate or scrip representing fractional shares of Arbor Common Stock shall be issued upon the surrender for exchange of Certificates, and such fractional share interests will not entitle the owner thereof to vote or to any other rights of a stockholder of Arbor. Notwithstanding any other provision of this Agreement, each holder of shares of Hyperion Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Arbor Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Arbor Common Stock multiplied by the average of the last reported sales prices of Arbor Common Stock, as reported on the Nasdaq National Market, on each of the ten trading days immediately preceding the Closing Date.

          (f) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the stockholders of Hyperion for 180 days after the Effective Time shall be delivered to Arbor, upon demand, and any stockholders of Hyperion who have not previously complied with this Section
     2.02 shall thereafter look only to Arbor for payment of their claim for Arbor Common Stock, any cash in lieu of fractional shares of Arbor Common Stock and any dividends or distributions with respect to Arbor Common Stock.

          (g) No Liability. To the extent permitted by applicable law, neither Arbor nor Hyperion shall be liable to any holder of shares of Arbor Common Stock or Hyperion Common Stock, as the case may be, for such shares (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

          (h) Withholding Rights. Each of Arbor and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Hyperion Common Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation or Arbor, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Hyperion Common Stock in respect of which such deduction and withholding was made by the Surviving Corporation or Arbor, as the case may be.

          (i) Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of Arbor Common Stock and any cash in lieu of fractional shares, and unpaid dividends and distributions on shares of Arbor Common Stock deliverable in respect thereof pursuant to this Agreement.

          (j) Affiliates. Notwithstanding anything herein to the contrary, Certificates surrendered for exchange by any Affiliate (as defined in Section 6.10) of Hyperion shall not be exchanged until Arbor has received an Affiliate Agreement (as defined in Section 6.10) from such Affiliate.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF ARBOR AND SUB

     Arbor and Sub represent and warrant to Hyperion that the statements contained in this Article III are true and correct except as set forth herein and in the disclosure schedule delivered by Arbor to Hyperion prior to the execution and delivery of this Agreement (the "Arbor Disclosure Schedule"). The Arbor Disclosure Schedule shall be arranged in sections and paragraphs corresponding to the numbered and lettered sections and paragraphs contained in this Article III and the disclosure in any section or paragraph shall qualify other sections and paragraphs in this Article III only to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other sections and paragraphs.

     SECTION 3.01 Organization of Arbor and Sub. Each of Arbor and Sub and Arbor's other Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have an Arbor Material Adverse Effect (as defined below). Except as set forth in the Arbor SEC Reports (as defined in Section 3.04) filed prior to the date hereof, neither Arbor nor any of its Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture or other business association or entity, excluding securities in any publicly traded company held for investment by Arbor and comprising less than five percent (5%) of the outstanding stock of such company. As used in this Agreement, the word "Subsidiary" means, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (a) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interest in such partnership) or (b) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries. As used in this Agreement, any reference to a party's "knowledge" means, with respect to a matter, such party's actual knowledge after due and diligent inquiry of officers, directors and other employees of such party and its Subsidiaries reasonably believed to have knowledge of such matter. For purposes of this Agreement, the term "Arbor Material Adverse Effect" means any effect that is, or would reasonably be expected to be, materially adverse to the business, properties, financial condition or results of operations of Arbor and its Subsidiaries, taken as a whole; provided, however, that (i) any adverse change, event or effect that is demonstrated to be primarily caused by conditions affecting the United States economy generally or the economy of any nation or region in which Arbor or any of its Subsidiaries conducts business that is material to the business of Arbor and its Subsidiaries, taken as a whole, shall not be taken into account in determining whether there has been or would be an "Arbor Material Adverse Effect" on or with respect to Arbor and its Subsidiaries, taken as a whole, (ii) any adverse change, event or effect that is demonstrated to be primarily caused by conditions generally affecting the enterprise software industry shall not be taken into account in determining whether there has been or would be an "Arbor Material Adverse Effect" on or with respect to Arbor and its Subsidiaries, taken as a whole, (iii) any adverse change, event or effect that is demonstrated to be primarily caused by the announcement or pendency of the Merger shall not be taken into account in determining whether there has been or would be an "Arbor Material Adverse Effect" on or with respect to Arbor and its Subsidiaries, taken as a whole, and (iv) any adverse change in the stock price of Arbor as quoted on the Nasdaq National Market shall not be taken into account in determining whether there has been or would be an "Arbor Material Adverse Effect" on or with respect to Arbor and its Sub sidiaries, taken as a whole.

     SECTION 3.02  Arbor Capital Structure.

     (a) The authorized capital stock of Arbor consists of 50,000,000 shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value ("Arbor Preferred Stock"). As of March 31, 1998, (i) 11,402,591 shares of Arbor Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, (ii) 1,774,402 shares of Arbor Common Stock were reserved for issuance upon conversion of Arbor's 4 1/2% Convertible Subordinated Notes Due 2005 in the original principal amount of $100,000,000 (the "Arbor Notes") and (iii) no shares of Arbor Common Stock were held in the treasury of Arbor or by Subsidiaries of Arbor. Section 3.02 of the Arbor Disclosure Schedule shows the number of shares of Arbor Common Stock reserved for future issuance pursuant to stock options granted and outstanding as of March 31, 1998 and the plans under which such options were granted (together with the Arbor Employee Stock Purchase Plan, the "Arbor Stock Plans"). No material change in such capitalization has occurred between March 31, 1998 and the date of this Agreement. As of the date of this Agreement, none of the shares of Arbor Preferred Stock is issued and outstanding. All shares of Arbor Common Stock subject to issuance as specified above are duly authorized and, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of Arbor or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Arbor Common Stock or the capital stock of any Subsidiary or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity other than guarantees of bank obligations of Subsidiaries entered into in the ordinary course of business. All of the outstanding shares of capital stock of each of Arbor's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and all such shares (other than directors' qualifying shares in the case of foreign Subsidiaries) are owned by Arbor or another Subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations in Arbor's voting rights, charges or other encumbrances of any nature.

     (b) Except as set forth in this Section 3.02 or as reserved for future grants of options and issuances of shares of Common Stock under the Arbor Stock Plans, the Arbor Notes or the Hyperion Stock Option Agreement, there are no equity securities of any class of Arbor or any of its Subsidiaries, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding. Except as set forth in the Arbor SEC Reports filed prior to the date hereof, in the Hyperion Stock Option Agreement or disclosed in Section 3.02 of the Arbor Disclosure Schedule, there are no options, warrants, equity securities, calls, rights, commitments or agreements of any character to which Arbor or any of its Subsidiaries is a party or by which it is bound obligating Arbor or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Arbor or any of its Subsidiaries or obligating Arbor or any of its Subsidiaries to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, equity security, call, right, commitment or agreement. To the best knowledge of Arbor, there are no voting trusts, proxies or other voting agreements or understandings with respect to the shares of capital stock of Arbor.

     SECTION 3.03  Authority; No Conflict; Required Filings and Consents.

     (a) Each of Arbor and Sub has all requisite corporate power and authority to enter into this Agreement and the Hyperion Stock Option Agreement and to consummate the transactions contemplated by this Agreement and the Hyperion Stock Option Agreement. The execution and delivery of this Agreement and the Hyperion Stock Option Agreement and the consummation of the transactions contemplated by this Agreement and the Hyperion Stock Option Agreement by Arbor have been duly authorized by all necessary corporate action on the part of each of Arbor and Sub (including the approval of the Merger by Arbor as the sole stockholder of Sub), subject only to the approval of the Arbor Voting Proposals (as defined in Section 6.05) by Arbor's stockholders. This Agreement and the Hyperion Stock Option Agreement have been duly executed and delivered by Arbor and, in the case of this Agreement, Sub, and constitute the valid and binding obligations of Arbor and, in the case of this Agreement, Sub, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception").

     (b) The execution and delivery of this Agreement and the Hyperion Stock Option Agreement by Arbor and, in the case of this Agreement, Sub, does not, and the consummation of the transactions contemplated by this Agreement and the Hyperion Stock Option Agreement will not, (i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or Bylaws of Arbor or Sub, each as amended to date, (ii) result in any violation of, or default under or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Arbor or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Arbor or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations that are not, individually or in the aggregate, reasonably likely to have an Arbor Material Adverse Effect.

     (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to Arbor or any of its Subsidiaries in connection with the execution and delivery of this Agreement and the Hyperion Stock Option Agreement or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing of a pre-merger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the filing of the Registration Statement (as defined in Section 3.16 below) with the Securities and Exchange Commission (the "SEC") in accordance with the Securities Act, (iii) the filing of the Certificate of Merger with the Secretary of State of Delaware, (iv) the filing of the Joint Proxy Statement (as defined in Section 3.16 below) with the SEC in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"),

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and the National Association of Securities Dealers, Inc., and any clearance thereof by the SEC, (v) the filing with the Nasdaq National Market of a Notification Form for Listing of Additional Shares, (vi) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the laws of any foreign country and (vii) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have an Arbor Material Adverse Effect.

     SECTION 3.04 SEC Filings; Financial Statements.

     (a) Arbor has filed and made available to Hyperion all forms, reports and documents required to be filed by Arbor with the SEC since April 1, 1995 other than registration statements on Form S-8 (collectively, the "Arbor SEC Reports"). The Arbor SEC Reports (i) at the time filed or, with respect to registration statements filed with the SEC under the Securities Act, as of the effective date thereof, complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Arbor SEC Reports or necessary in order to make the statements in such Arbor SEC Reports, in the light of the circumstances under which they were made, not misleading. None of Arbor's Subsidiaries is required to file any forms, reports or other documents with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any related notes) contained in the Arbor SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with U.S. generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly presented the consolidated financial position of Arbor and its Subsidiaries as of the dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. The unaudited balance sheet of Arbor as of March 31, 1998 is referred to herein as the "Arbor Balance Sheet."

     SECTION 3.05 No Undisclosed Liabilities. Except as disclosed in the Arbor SEC Reports filed prior to the date hereof, and except for normal or recurring liabilities incurred since March 31, 1998 in the ordinary course of business consistent with past practices, Arbor and its Subsidiaries do not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due, which individually or in the aggregate are reasonably likely to have an Arbor Material Adverse Effect.

     SECTION 3.06 Absence of Certain Changes or Events. Except as disclosed in the Arbor SEC Reports filed prior to the date hereof, during the period commencing on the date of the Arbor Balance Sheet and ending on the date of this Agreement, Arbor and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, during such period, there has not been (i) any change in the financial condition, results of operations, business or properties of Arbor and its Subsidiaries, taken as a whole, which has had or could reasonably be expected to have an Arbor Material Adverse Effect; (ii) any damage, destruction or loss (whether or not covered by insurance) with respect to Arbor or any of its Subsidiaries having an Arbor Material Adverse Effect; (iii) any material change by Arbor in its accounting methods, principles or practices to which Hyperion has not previously consented in writing; (iv) any revaluation by Arbor of any of its assets having an Arbor Material Adverse Effect; or (v) any other action or event that would have required the consent of Hyperion pursuant to Section 5.01 of this Agreement had such action or event occurred after the date of this Agreement and that, in the case of this clause (v), individually or in the aggregate, has had or is reasonably likely to have an Arbor Material Adverse Effect.

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     SECTION 3.07  Taxes.

     (a) For the purposes of this Agreement, a "Tax" or, collectively, "Taxes' means any and all material federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, gains, franchise, withholding, payroll, recapture, employment, excise, unemployment insurance, social security, business license, occupation, business organization, stamp, environmental and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor entity. "Tax Returns' means all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes.

     (b) Each of Arbor and its Subsidiaries has filed all Tax Returns that it was required to file, and, except to the extent that a reserve for Taxes was reflected on the Arbor Balance Sheet (exclusive of any accruals for "deferred taxes" or similar items that reflect timing differences between Tax and financial accounting principles), all such Tax Returns were correct and complete. Each group of corporations with which Arbor or any Subsidiary has filed (or was required to file) consolidated, combined, unitary or similar Tax Returns (an "Arbor Affiliated Group") has filed all such Tax Returns that it was required to file with respect to any period in which Arbor or a Subsidiary was a member of such Arbor Affiliated Group (an "Arbor Affiliated Period"), and, except to the extent that a reserve for Taxes was reflected on the Arbor Balance Sheet (exclusive of any accruals for "deferred taxes" or similar items that reflect timing differences between Tax and financial accounting principles), all such Tax Returns were correct and complete. Except to the extent that a reserve for Taxes was reflected on the Arbor Balance Sheet (exclusive of any accruals for "deferred taxes" or similar items that reflect timing differences between Tax and financial accounting principles), each of Arbor and its Subsidiaries has paid all Taxes (whether or not shown on such Tax Returns) that were due and payable, and each Arbor Affiliated Group has paid all Taxes (whether or not shown on such Tax Returns) that were due and payable with respect to all Arbor Affiliated Periods and with respect to which Arbor or any of its Subsidiaries may be liable by operation of law or otherwise. The unpaid Taxes of Arbor and the Subsidiaries for Tax periods through the date of the Arbor Balance Sheet do not exceed the accruals and reserves for Taxes set forth on the Arbor Balance Sheet (exclusive of any accruals for "deferred taxes" or similar items that reflect timing differences between Tax and financial accounting principles). The unpaid Taxes of Arbor and the Subsidiaries for Tax periods from the date of the Arbor Balance Sheet through the Closing Date are attributable solely to the conduct of their businesses in the ordinary course and in a manner consistence with past practices. All Taxes that Arbor or any Subsidiary is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity. Each of the representations contained in this Section 3.07(b) shall be limited in its application to items which are reasonably likely, individually or in the aggregate, to have an Arbor Material Adverse Effect.

     (c) Arbor is not and never has been a party to or bound by any Tax indemnity, Tax sharing or Tax allocation agreement (whether written or unwritten or arising under operation of federal law as a result of being a member of a group filing consolidated Tax Returns, under operation of certain state laws as a result of being a member of a unitary group, or under comparable laws of other states or foreign jurisdictions) which includes a party other than Arbor nor does Arbor owe any amount under any such agreement. No examination or audit by any Governmental Entity of any Tax Return of Arbor, any of its Subsidiaries or any Arbor Affiliated Group with respect to an Arbor Affiliated Period is currently in progress or, to the knowledge of Arbor and its Subsidiaries, threatened or contemplated, in each case, which involve claims that individually or in the aggregate are reasonably likely to have an Arbor Material Adverse Effect. Neither Arbor nor any of its Subsidiaries has been informed by any jurisdiction that the jurisdiction believes that Arbor or any of its Subsidiaries was required to file any Tax Return that was not filed which failure or failures individually, or in the aggregate, are reasonably likely to have an Arbor Material Adverse Effect.

     (d) Neither Arbor nor any of its Subsidiaries is a "consenting corporation' within the meaning of Section 341(f) of the Code, and none of the assets of Arbor or the Subsidiaries are subject to an election under Section 341(f) of the Code.

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

     (e) Neither Arbor nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

     (f) Neither Arbor nor any of its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments that will be an "excess parachute payment' under Code Section 280G.

     SECTION 3.08  Properties.

     (a) Arbor does not own of record any real property.

     (b) All material real property leases of Arbor and its Subsidiaries are in good standing, valid and effective in accordance with their respective terms, and neither Arbor nor any of its Subsidiaries is in default under any of such leases, except where the lack of such good standing, validity or effectiveness or the existence of such default would not be reasonably likely to have an Arbor Material Adverse Effect.

     SECTION 3.09  Intellectual Property.

     (a) Arbor and its Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and mask works, any applications for and registrations of such patents, trademarks, trade names, service marks, copyrights and mask works, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are necessary to conduct the business of Arbor and its Subsidiaries as currently conducted, or planned to be conducted, the absence of which would be reasonably likely to have an Arbor Material Adverse Effect (the "Arbor Intellectual Property Rights").

     (b) Neither Arbor nor any of its Subsidiaries is, or will as a result of the execution and delivery of this Agreement or the performance of Arbor's obligations under this Agreement or otherwise be, in breach of any license, sublicense or other agreement relating to the Arbor Intellectual Property Rights, or any material licenses, sublicenses and other agreements as to which Arbor or any of its Subsidiaries is a party and pursuant to which Arbor or any of its Subsidiaries is authorized to use any third party patents, trademarks or copyrights ("Arbor Third Party Intellectual Property Rights"), including software that is used in the manufacture of, incorporated in, or forms a part of any product sold by or expected to be sold by Arbor or any of its Subsidiaries, the breach of which would be reasonably likely to have an Arbor Material Adverse Effect.

     (c) All patents, registered trademarks, service marks and copyrights which are held by Arbor or any of its Subsidiaries and which are material to the business of Arbor and its Subsidiaries, taken as a whole, are valid and subsisting. Arbor (i) has not been sued in any suit, action or proceeding, or received in writing any claim or notice, which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party; and (ii) has no knowledge that the manufacturing, marketing, licensing or sale of its products infringes any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which infringement would reasonably be expected to have an Arbor Material Adverse Effect.

     SECTION 3.10 Agreements, Contracts and Commitments. Arbor has not breached, or received in writing any claim or notice that it has breached, any of the terms or conditions of any agreement, contract or commitment filed as an exhibit to the Arbor SEC Reports ("Arbor Material Contracts") in such a manner as, individually or in the aggregate, are reasonably likely to have an Arbor Material Adverse Effect. Each Arbor Material Contract that has not expired by its terms is in full force and effect.

     SECTION 3.11 Litigation. Except as described in the Arbor SEC Reports filed prior to the date hereof, there is no action, suit or proceeding, claim, arbitration or investigation against Arbor or any of its Subsidiaries pending or as to which Arbor or any such Subsidiary has received any written notice of assertion, which, individually or in the aggregate, is reasonably likely to have an Arbor Material Adverse Effect or a material adverse effect on the ability of Arbor to consummate the transactions contemplated by this Agreement.

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

     SECTION 3.12  Environmental Matters.

     (a) Except as disclosed in the Arbor SEC Reports filed prior to the date hereof and except for such matters that, individually or in the aggregate, are not reasonably likely to have an Arbor Material Adverse Effect: (i) Arbor and its Subsidiaries have complied with all applicable Environmental Laws (as defined in Section 3.12(b)); (ii) the properties currently owned or operated by Arbor and its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances (as defined in Section 3.12(c)); (iii) the properties formerly owned or operated by Arbor or any of its Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by Arbor or any of its Subsidiaries; (iv) neither Arbor nor any of its Subsidiaries are subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Arbor nor any of its Subsidiaries has been associated with any release or threat of release of any Hazardous Substance;
(vi) neither Arbor nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that Arbor or any of its Subsidiaries may be in violation of or liable under any Environmental Law; (vii) neither Arbor nor any of its Subsidiaries is subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (viii) there are no circumstances or conditions involving Arbor or any of its Subsidiaries that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use or transfer of any property of Arbor pursuant to any Environmental Law.

     (b) As used herein, the term "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (i) the protection, investigation or restoration of the environment, health and safety, or natural resources, (ii) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (iii) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

     (c) As used herein, the term "Hazardous Substance" means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

     SECTION 3.13  Employee Benefit Plans.

     (a) Arbor has listed in Section 3.13 of the Arbor Disclosure Schedule all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of Arbor or any trade or business (whether or not incorporated) (an "ERISA Affiliate") which under Section 414 of the Code is aggregated with Arbor or any Subsidiary of Arbor (collectively, the "Arbor Employee Plans").

     (b) With respect to each Arbor Employee Plan, Arbor has made available to Hyperion a true and correct copy of (i) the most recent annual report (Form
5500), if any, filed with the IRS, (ii) such Arbor Employee Plan, (iii) each trust agreement and group annuity contract, if any, relating to such Arbor Employee Plan and (iv) the most recent actuarial report or valuation relating to an Arbor Employee Plan subject to Title IV of ERISA.

     (c) With respect to the Arbor Employee Plans, individually and in the aggregate, no event has occurred and, to the knowledge of Arbor, there exists no condition or set of circumstances in connection with which Arbor could be subject to any liability that is reasonably likely to have an Arbor Material Adverse Effect under ERISA, the Code or any other applicable law.

     (d) With respect to the Arbor Employee Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance

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

with GAAP, on the financial statements of Arbor, which obligations are reasonably likely to have an Arbor Material Adverse Effect.

     (e) Except as disclosed in Arbor SEC Reports filed prior to the date of this Agreement, and except as provided for in this Agreement, neither Arbor nor any of its Subsidiaries is a party to any oral or written (i) agreement with any officer or other key employee of Arbor or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Arbor of the nature contemplated by this Agreement, (ii) agreement with any officer of Arbor providing any term of employment or compensation guarantee extending for a period longer than one year from the date hereof and for the payment of compensation in excess of $100,000 per annum, or (iii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

     SECTION 3.14 Compliance with Laws. Arbor and each of its Subsidiaries has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have an Arbor Material Adverse Effect.

     SECTION 3.15 Accounting and Tax Matters. To its knowledge, after consulting with its independent auditors, neither Arbor nor any of its Affiliates (as defined in Section 6.10) has taken or agreed to take any action which would (i) prevent Arbor from accounting for the business combination to be effected by the Merger as a pooling of interests or (ii) prevent the Merger from constituting a transaction qualifying as a reorganization under 368(a) of the Code.

     SECTION 3.16 Registration Statement; Proxy Statement/Prospectus. The information to be supplied by Arbor for inclusion in the registration statement on Form S-4 pursuant to which shares of Arbor Common Stock issued in the Merger will be registered under the Securities Act (the "Registration Statement") shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. The information supplied by Arbor for inclusion in the joint proxy statement/prospectus to be sent to the stockholders of Hyperion and Arbor in connection with the meeting of Arbor's stockholders (the "Arbor Stockholders' Meeting") to consider the issuance of shares of Arbor Common Stock pursuant to the Merger and in connection with the meeting of Hyperion's stockholders (the "Hyperion Stockholders' Meeting") to consider this Agreement and the Merger (the "Joint Proxy Statement") shall not, on the date the Joint Proxy Statement is first mailed to stockholders of Arbor or Hyperion, at the time of the Arbor Stockholders' Meeting and the Hyperion Stockholders' Meeting and at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Joint Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Arbor Stockholders' Meeting or the Hyperion Stockholders' Meeting which has become false or misleading. If at any time prior to the Effective Time any event relating to Arbor or any of its Affiliates, officers or directors should be discovered by Arbor which should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement, Arbor shall promptly inform Hyperion. Notwithstanding the foregoing, Arbor makes no representation, warranty or covenant with respect to any information supplied by Hyperion that is contained in any of the foregoing documents.

     SECTION 3.17 Labor Matters. Neither Arbor nor any of its Subsidiaries is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor, as of the date hereof, is Arbor or any of its Subsidiaries the subject of any material proceeding asserting that Arbor or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor, as of the date of this Agreement, is there pending or, to the knowledge of Arbor, threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Arbor or any of its Subsidiaries.

     SECTION 3.18 Insurance; Risk Management. All material fire and casualty, general liability, business interruption, product liability, and sprinkler and water damage insurance policies maintained by Arbor or any of its Subsidiaries are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the business of Arbor and its Subsidiaries and their respective properties and assets, and are in character and amount at least equivalent to that carried by persons engaged in similar businesses and subject to the same or similar perils or hazards, except for any such failures to maintain insurance policies that, individually or in the aggregate, are not reasonably likely to have an Arbor Material Adverse Effect. The steps taken by Arbor to manage the various risks incident to the business and operations of Arbor and its Subsidiaries and their respective properties and assets are at least equivalent to those taken by persons engaged in similar businesses, except for any failures to take such steps that, individually or in the aggregate, are not reasonably likely to have an Arbor Material Adverse Effect.

     SECTION 3.19 No Existing Discussions. As of the date hereof, Arbor is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to an Acquisition Proposal (as defined in Section 6.01).

     SECTION 3.20 Opinion of Financial Advisor. The financial advisor of Arbor, Morgan Stanley & Co. Incorporated, has delivered to Arbor an opinion dated the date of this Agreement to the effect that the Exchange Ratio is fair to the holders of Arbor Common Stock from a financial point of view.

     SECTION 3.21 Section 203 of the DGCL Not Applicable. The Board of Directors of Arbor has taken all actions so that the restrictions contained in
Section 203 of the DGCL applicable to a "business combination" (as defined in Section 203) will not apply to the execution, delivery or performance of this Agreement or the Hyperion Stock Option Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement or by the Hyperion Stock Option Agreement.

     SECTION 3.22 Insider Trading Policies and Practices. Section 3.22 to the Arbor Disclosure Schedule sets forth a copy of Arbor's insider trading policy as in effect on the date hereof. Arbor and, to the knowledge of Arbor, each of its directors, officers and employees who are subject to such policy have complied in all material respects with the terms of such policy.

     SECTION 3.23 Interim Operations of Sub. Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF HYPERION

     Hyperion represents and warrants to Arbor and Sub that the statements contained in this Article IV are true and correct except as set forth herein and in the disclosure schedule delivered by Hyperion to Arbor prior to the execution and delivery of this Agreement (the "Hyperion Disclosure Schedule"). The Hyperion Disclosure Schedule shall be arranged in sections and paragraphs corresponding to the numbered and lettered sections and paragraphs contained in this Article IV and the disclosure in any section or paragraph shall qualify other sections and paragraphs in this Article IV only to the extent that it is reasonably apparent from a reading of such disclosure that it also qualifies or applies to such other sections and paragraphs.

     SECTION 4.01 Organization of Hyperion. Each of Hyperion and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a Hyperion Material Adverse Effect (as defined below). Except as set forth in the Hyperion SEC Reports (as defined in

Section 4.04) filed prior to the date hereof, neither Hyperion nor any of its Subsidiaries directly or indirectly owns any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for, any corporation, partnership, joint venture or other business association or entity, excluding securities in any publicly traded company held for investment by Hyperion and comprising less than five percent (5%) of the outstanding stock of such company. For purposes of this Agreement, the term "Hyperion Material Adverse Effect" means any effect that is, or would reasonably be expected to be, materially adverse to the business, properties, financial condition or results of operations of Hyperion and its Subsidiaries, taken as a whole; provided, however, that (a) any adverse change, event or effect that is demonstrated to be primarily caused by conditions affecting the United States economy generally or the economy of any nation or region in which Hyperion or any of its Subsidiaries conducts business that is material to the business of Hyperion and its Subsidiaries, taken as a whole, shall not be taken into account in determining whether there has been or would be a "Hyperion Material Adverse Effect" on or with respect to Hyperion and its Subsidiaries, taken as a whole, (b) any adverse change, event or effect that is demonstrated to be primarily caused by conditions generally affecting the enterprise software industry shall not be taken into account in determining whether there has been or would be a "Hyperion Material Adverse Effect" on or with respect to Hyperion and its Subsidiaries, taken as a whole, (c) any adverse change, event or effect that is demonstrated to be primarily caused by the announcement or pendency of the Merger shall not be taken into account in determining whether there has been or would be a "Hyperion Material Adverse Effect" on or with respect to Hyperion and its Subsidiaries, taken as a whole, and (d) any adverse change in the stock price of Hyperion as quoted on the Nasdaq National Market shall not be taken into account in determining whether there has been or would be a "Hyperion Material Adverse Effect" on or with respect to Hyperion and its Subsidiaries, taken as a whole.

     SECTION 4.02  Hyperion Capital Structure.

     (a) The authorized capital stock of Hyperion consists of 50,000,000 shares of Common Stock, $.01 par value, and 1,000,000 shares of Preferred Stock, $.01 par value ("Hyperion Preferred Stock"). As of March 31, 1998, (i) 19,040,506 shares of Hyperion Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable, and (ii) 4,344,599 shares of Hyperion Common Stock were held in the treasury of Hyperion or by Subsidiaries of Hyperion. Section 4.02 of the Hyperion Disclosure Schedule shows the number of shares of Hyperion Common Stock reserved for future issuance pursuant to stock options granted and outstanding as of March 31, 1998 and the plans under which such options were granted (together with the Hyperion 1991 Employee Stock Purchase Plan, the "Hyperion Stock Plans"). No material change in such capitalization has occurred between March 31, 1998 and the date of this Agreement. As of the date of this Agreement, none of the shares of Hyperion Preferred Stock is issued and outstanding. All shares of Hyperion Common Stock subject to issuance as specified above are duly authorized and, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall be validly issued, fully paid and nonassessable. There are no obligations, contingent or otherwise, of Hyperion or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Hyperion Common Stock or the capital stock of any Subsidiary or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any such Subsidiary or any other entity other than guarantees of bank obligations of Subsidiaries entered into in the ordinary course of business. All of the outstanding shares of capital stock of each of Hyperion's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and all such shares (other than directors' qualifying shares in the case of foreign Subsidiaries) are owned by Hyperion or another Subsidiary free and clear of all security interests, liens, claims, pledges, agreements, limitations in Hyperion's voting rights, charges or other encumbrances of any nature.

     (b) Except as set forth in this Section 4.02 or as reserved for future grants of options and issuances of shares of Common Stock under the Hyperion Stock Plans or the Arbor Stock Option Agreement, and except for the rights (the "Hyperion Rights") issued and issuable under the Rights Agreement dated November 17, 1995, as amended, between Hyperion and American Stock Transfer & Trust Company (the "Hyperion Rights Plan"), there are no equity securities of any class of Hyperion or any of its Subsidiaries, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance or outstanding. Except as set forth in the Hyperion SEC Reports filed prior to the date hereof, in the Arbor Stock Option Agreement or disclosed in Section 4.02 of the Hyperion Disclosure Schedule, there are no options, warrants, equity

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securities, calls, rights, commitments or agreements of any character to which
Hyperion or any of its Subsidiaries is a party or by which it is bound obligating Hyperion or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of Hyperion or any of its Subsidiaries or obligating Hyperion or any of its Subsidiaries to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, equity security, call, right, commitment or agreement. To the best knowledge of Hyperion, there are no voting trusts, proxies or other voting agreements or understandings with respect to the shares of capital stock of Hyperion.

     SECTION 4.03  Authority; No Conflict; Required Filings and Consents.

     (a) Hyperion has all requisite corporate power and authority to enter into this Agreement and the Arbor Stock Option Agreement and to consummate the transactions contemplated by this Agreement and the Arbor Stock Option Agreement. The execution and delivery of this Agreement and the Arbor Stock Option Agreement and the consummation of the transactions contemplated by this Agreement and the Arbor Stock Option Agreement by Hyperion have been duly authorized by all necessary corporate action on the part of Hyperion, subject only to the approval of the Merger by Hyperion's stockholders under the DGCL. This Agreement and the Arbor Stock Option Agreement have been duly executed and delivered by Hyperion and constitute the valid and binding obligation of Hyperion, enforceable in accordance with their terms, subject to the Bankruptcy and Equity Exception.

     (b) The execution and delivery of this Agreement and the Arbor Stock Option Agreement by Hyperion does not, and the consummation of the transactions contemplated by this Agreement and the Arbor Stock Option Agreement will not,
(i) conflict with, or result in any violation or breach of, any provision of the Certificate of Incorporation or Bylaws of Hyperion, each as amended to date,
(ii) result in any violation of, or default under or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Hyperion or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound, or (iii) conflict with or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Hyperion or any of its Subsidiaries or any of its or their properties or assets, except in the case of clauses (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations that are not, individually or in the aggregate, reasonably likely to have a Hyperion Material Adverse Effect.

     (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Hyperion or any of its Subsidiaries in connection with the execution and delivery of this Agreement and the Arbor Stock Option Agreement or the consummation of the transactions contemplated hereby or thereby, except for (i) the filing of a pre-merger notification report under the HSR Act, (ii) the filing of the Certificate of Merger with the Secretary of State of Delaware,
(iii) the filing of the Joint Proxy Statement with the SEC in accordance with the Exchange Act and the National Association of Securities Dealers, Inc., and any clearance thereof by the SEC, (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities laws and the laws of any foreign country and (v) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have a Hyperion Material Adverse Effect.

     SECTION 4.04  SEC Filings; Financial Statements.

     (a) Hyperion has filed and made available to Arbor all forms, reports and documents required to be filed by Hyperion with the SEC since July 1, 1995 other than registration statements on Form S-8 (collectively, the "Hyperion SEC Reports"). The Hyperion SEC Reports (i) at the time filed or, with respect to registration statements filed with the SEC under the Securities Act, as of the effective date thereof, complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and
(ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to

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state a material fact required to be stated in such Hyperion SEC Reports or necessary in order to make the statements in such Hyperion SEC Reports, in the light of the circumstances under which they were made, not misleading. None of Hyperion's Subsidiaries is required to file any forms, reports or other documents with the SEC.

     (b) Each of the consolidated financial statements (including, in each case, any related notes) contained in the Hyperion SEC Reports complied as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly presented the consolidated financial position of Hyperion and its Subsidiaries as of the dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount. The audited balance sheet of Hyperion as of June 30, 1997 is referred to herein as the "Hyperion Balance Sheet."

     SECTION 4.05 No Undisclosed Liabilities. Except as disclosed in the Hyperion SEC Reports filed prior to the date hereof, and except for normal or recurring liabilities incurred since June 30, 1997 in the ordinary course of business consistent with past practices, Hyperion and its Subsidiaries do not have any liabilities, either accrued, contingent or otherwise (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due, which individually or in the aggregate, are reasonably likely to have a Hyperion Material Adverse Effect.

     SECTION 4.06 Absence of Certain Changes or Events. Except as disclosed in the Hyperion SEC Reports filed prior to the date hereof, during the period commencing on the date of the Hyperion Balance Sheet and ending on the date of this Agreement, Hyperion and its Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, during such period, there has not been (i) any change in the financial condition, results of operations, business or properties of Hyperion and its Subsidiaries, taken as a whole, which has had or could reasonably be expected to have a Hyperion Material Adverse Effect; (ii) any damage, destruction or loss (whether or not covered by insurance) with respect to Hyperion or any of its Subsidiaries having a Hyperion Material Adverse Effect; (iii) any material change by Hyperion in its accounting methods, principles or practices to which Arbor has not previously consented in writing; (iv) any revaluation by Hyperion of any of its assets having a Hyperion Material Adverse Effect; or (v) any other action or event that would have required the consent of Arbor pursuant to
Section 5.01 of this Agreement had such action or event occurred after the date of this Agreement and that, in the case of this clause (v), individually or in the aggregate, has had or is reasonably likely to have a Hyperion Material Adverse Effect.

     SECTION 4.07  Taxes.

     (a) Each of Hyperion and its Subsidiaries has filed all Tax Returns that it was required to file, and, except to the extent that a reserve for Taxes was reflected on the Hyperion Balance Sheet (exclusive of any accruals for "deferred taxes" or similar items that reflect timing differences between Tax and financial accounting principles), all such Tax Returns were correct and complete. Each group of corporations with which Hyperion or any Subsidiary has filed (or was required to file) consolidated, combined, unitary or similar Tax Returns (a "Hyperion Affiliated Group") has filed all such Tax Returns that it was required to file with respect to any period in which Hyperion or a Subsidiary was a member of such Hyperion Affiliated Group (a "Hyperion Affiliated Period"), and, except to the extent that a reserve for Taxes was reflected on the Hyperion Balance Sheet (exclusive of any accruals for "deferred taxes" or similar items that reflect timing differences between Tax and financial accounting principles), all such Tax Returns were correct and complete. Except to the extent that a reserve for Taxes was reflected on the Hyperion Balance Sheet (exclusive of any accruals for "deferred taxes" or similar items that reflect timing differences between Tax and financial accounting principles), each of Hyperion and its Subsidiaries has paid all Taxes (whether or not shown on such Tax Returns) that were due and payable, and each Hyperion Affiliated Group has paid all Taxes (whether or not shown on such Tax Returns) that were due and payable with respect to all Hyperion Affiliated Periods and

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

with respect to which Hyperion or any of its Subsidiaries may be liable by operation of law or otherwise. The unpaid Taxes of Hyperion and the Subsidiaries for Tax periods through the date of the Hyperion Balance Sheet do not exceed the accruals and reserves for Taxes set forth on the Hyperion Balance Sheet (exclusive of any accruals for "deferred taxes" or similar items that reflect timing differences between Tax and financial accounting principles). The unpaid Taxes of Hyperion and the Subsidiaries for Tax periods from the date of the Hyperion Balance Sheet through the Closing Date are attributable solely to the conduct of their businesses in the ordinary course and in a manner consistence with past practices. All Taxes that Hyperion or any Subsidiary is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity. Each of the representations contained in this Section 4.07(a) shall be limited in its application to items which are reasonably likely, individually or in the aggregate, to have a Hyperion Material Adverse Effect.

     (b) Hyperion is not and never has been a party to or bound by any Tax indemnity, Tax sharing or Tax allocation agreement (whether written or unwritten or arising under operation of federal law as a result of being a member of a group filing consolidated Tax Returns, under operation of certain state laws as a result of being a member of a unitary group, or under comparable laws of other states or foreign jurisdictions) which includes a party other than Hyperion nor does Hyperion owe any amount under any such agreement. No examination or audit by any Governmental Entity of any Tax Return of Hyperion, any of its Subsidiaries or any Hyperion Affiliated Group with respect to a Hyperion Affiliated Period is currently in progress or, to the knowledge of Hyperion and its Subsidiaries, threatened or contemplated, in each case, which involve claims that individually or in the aggregate are reasonably likely to have a Hyperion Material Adverse Effect. Neither Hyperion nor any of its Subsidiaries has been informed by any jurisdiction that the jurisdiction believes that Hyperion or any of its Subsidiaries was required to file any Tax Return that was not filed which failure or failures individually, or in the aggregate, are reasonably likely to have a Hyperion Material Adverse Effect.

     (c) Neither Hyperion nor any of its Subsidiaries is a "consenting corporation" within the meaning of Section 341(f) of the Code, and none of the assets of Hyperion or the Subsidiaries are subject to an election under Section 341(f) of the Code.

     (d) Neither Hyperion nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(l)(A)(ii) of the Code.

     (e) Neither Hyperion nor any of its Subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments that will be an "excess parachute payment' under Code Section 280G.

     SECTION 4.08  Properties.

     (a) Hyperion has provided to Arbor a true and complete list of all real property that Hyperion or any of its Subsidiaries owns. With respect to each such item of real property, except as disclosed in the Hyperion SEC Reports and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Hyperion Material Adverse Effect: (a) Hyperion or the identified Subsidiary has good and clear record and marketable title to such property, insurable by a recognized national title insurance company at standard rates, free and clear of any security interest, easement, covenant or other restriction, except for recorded easements, covenants and other restrictions which do not materially impair the current uses or occupancy of such property; and (b) the improvements constructed on such property are in good condition, and all mechanical and utility systems servicing such improvements are in good condition, free in each case of material defects.

     (b) All material real property leases of Hyperion and its Subsidiaries are in good standing, valid and effective in accordance with their respective terms, and neither Hyperion nor its Subsidiaries is in default under any of such leases, except where the lack of such good standing, validity or effectiveness or the existence of such default would not be reasonably likely to have a Hyperion Material Adverse Effect.

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

     SECTION 4.09  Intellectual Property.

     (a) Hyperion and its Subsidiaries own, or are licensed or otherwise possess legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights and mask works, any applications for and registrations of such patents, trademarks, trade names, service marks, copyrights and mask works, and all processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are necessary to conduct the business of Hyperion and its Subsidiaries as currently conducted, or planned to be conducted, the absence of which would be reasonably likely to have a Hyperion Material Adverse Effect (the "Hyperion Intellectual Property Rights").

     (b) Neither Hyperion nor any of its Subsidiaries is, or will as a result of the execution and delivery of this Agreement or the performance of Hyperion's obligations under this Agreement or otherwise be, in breach of any license, sublicense or other agreement relating to the Hyperion Intellectual Property Rights, or any material licenses, sublicenses and other agreements as to which Hyperion or any of its Subsidiaries is a party and pursuant to which Hyperion or any of its Subsidiaries is authorized to use any third party patents, trademarks or copyrights ("Hyperion Third Party Intellectual Property Rights"), including software that is used in the manufacture of, incorporated in, or forms a part of any product sold by or expected to be sold by Hyperion or any of its Subsidiaries, the breach of which would be reasonably likely to have a Hyperion Material Adverse Effect.

     (c) All patents, registered trademarks, service marks and copyrights which are held by Hyperion or any of its Subsidiaries and which are material to the business of Hyperion and its Subsidiaries, taken as a whole, are valid and subsisting. Hyperion (i) has not been sued in any suit, action or proceeding, or received in writing any claim or notice, which involves a claim of infringement of any patents, trademarks, service marks, copyrights or violation of any trade secret or other proprietary right of any third party; and (ii) has no knowledge that the manufacturing, marketing, licensing or sale of its products infringes any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which infringement would reasonably be expected to have a Hyperion Material Adverse Effect.

     SECTION 4.10 Agreements, Contracts and Commitments. Hyperion has not breached, or received in writing any claim or notice that it has breached, any of the terms or conditions of any agreement, contract or commitment filed as an exhibit to the Hyperion SEC Reports ("Hyperion Material Contracts") in such a manner as, individually or in the aggregate, are reasonably likely to have a Hyperion Material Adverse Effect. Each Hyperion Material Contract that has not expired by its terms is in full force and effect.

     SECTION 4.11 Litigation. Except as described in the Hyperion SEC Reports filed prior to the date hereof, there is no action, suit or proceeding, claim, arbitration or investigation against Hyperion or any of its Subsidiaries pending or as to which Hyperion or any such Subsidiary has received any written notice of assertion, which, individually or in the aggregate, is reasonably likely to have a Hyperion Material Adverse Effect or a material adverse effect on the ability of Hyperion to consummate the transactions contemplated by this Agreement.

     SECTION 4.12 Environmental Matters. Except as disclosed in the Hyperion SEC Reports filed prior to the date hereof and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Hyperion Material Adverse Effect: (i) Hyperion and its Subsidiaries have complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by Hyperion and its Subsidiaries (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by Hyperion or any of its Subsidiaries were not contaminated with Hazardous Substances during the period of ownership or operation by Hyperion or any of its Subsidiaries; (iv) neither Hyperion nor any of its Subsidiaries are subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) neither Hyperion nor any of its Subsidiaries has been associated with any release or threat of release of any Hazardous Substance; (vi) neither Hyperion nor any of its Subsidiaries has received any notice, demand, letter, claim or request for information alleging that Hyperion or any of its Subsidiaries may be in violation of or liable under any Environmental Law; (vii) neither Hyperion nor any of its Subsidiaries is subject to any orders, decrees,

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

injunctions or other arrangements with any Governmental Entity or is subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances; and (viii) there are no circumstances or conditions involving Hyperion or any of its Subsidiaries that could reasonably be expected to result in any claims, liability, investigations, costs or restrictions on the ownership, use or transfer of any property of Hyperion pursuant to any Environmental Law.

     SECTION 4.13  Employee Benefit Plans.

     (a) Hyperion has listed in Section 4.13 of the Hyperion Disclosure Schedule all employee benefit plans (as defined in Section 3(3) of ERISA) and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar employee benefit plans, and all unexpired severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of Hyperion or any ERISA Affiliate of Hyperion, or any Subsidiary of Hyperion (collectively, the "Hyperion Employee Plans").

     (b) With respect to each Hyperion Employee Plan, Hyperion has made available to Arbor, a true and correct copy of (i) the most recent annual report (Form 5500), if any, filed with the IRS, (ii) such Hyperion Employee Plan, (iii) each trust agreement and group annuity contract, if any, relating to such Hyperion Employee Plan and (iv) the most recent actuarial report or valuation relating to a Hyperion Employee Plan subject to Title IV of ERISA.

     (c) With respect to the Hyperion Employee Plans, individually and in the aggregate, no event has occurred and, to the knowledge of Hyperion, there exists no condition or set of circumstances in connection with which Hyperion could be subject to any liability that is reasonably likely to have a Hyperion Material Adverse Effect under ERISA, the Code or any other applicable law.

     (d) With respect to the Hyperion Employee Plans, individually and in the aggregate, there are no funded benefit obligations for which contributions have not been made or properly accrued and there are no unfunded benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP, on the financial statements of Hyperion, which obligations are reasonably likely to have a Hyperion Material Adverse Effect.

     (e) Except as disclosed in Hyperion SEC Reports filed prior to the date of this Agreement, and except as provided for in this Agreement, neither Hyperion nor any of its Subsidiaries is a party to any oral or written (i) agreement with any officer or other key employee of Hyperion or any of its Subsidiaries, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving Hyperion of the nature contemplated by this Agreement, (ii) agreement with any officer of Hyperion providing any term of employment or compensation guarantee extending for a period longer than one year from the date hereof or for the payment of compensation in excess of $100,000 per annum, or (iii) agreement or plan, including any stock option plan, stock appreciation right plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

     SECTION 4.14 Compliance with Laws. Hyperion and each of its Subsidiaries has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Hyperion Material Adverse Effect.

     SECTION 4.15 Accounting and Tax Matters. To its knowledge, after consulting with its independent auditors, neither Hyperion nor any of its Affiliates has taken or agreed to take any action which would (i) prevent Arbor from accounting for the business combination to be effected by the Merger as a pooling of interests or (ii) prevent the Merger from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

     SECTION 4.16 Registration Statement; Proxy Statement/Prospectus. The information to be supplied by Hyperion for inclusion in the Registration Statement shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements in the Registration Statement, in light of the circumstances under which they were made, not misleading. The information supplied by Hyperion for inclusion in the Joint Proxy Statement shall not, on the date the Joint Proxy Statement is first mailed to stockholders of Hyperion or Arbor, at the time of the Hyperion Stockholders' Meeting and the Arbor Stockholders' Meeting and at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Joint Proxy Statement not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Hyperion Stockholders' Meeting or the Arbor Stockholders' Meetings which has become false or misleading. If at any time prior to the Effective Time any event relating to Hyperion or any of its Affiliates, officers or directors should be discovered by Hyperion which should be set forth in an amendment to the Registration Statement or a supplement to the Joint Proxy Statement, Hyperion shall promptly inform Arbor. Notwithstanding the foregoing, Hyperion makes no representation, warranty or covenant with respect to any information supplied by Arbor that is contained in any of the foregoing documents.

     SECTION 4.17 Labor Matters. Neither Hyperion nor any of its Subsidiaries is a party to or otherwise bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor, as of the date hereof, is Hyperion or any of its Subsidiaries the subject of any material proceeding asserting that Hyperion or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor, as of the date of this Agreement, is there pending or, to the knowledge of Hyperion, threatened, any material labor strike, dispute, walkout, work stoppage, slow-down or lockout involving Hyperion or any of its Subsidiaries.

     SECTION 4.18 Insurance; Risk Management. All material fire and casualty, general liability, business interruption, product liability, and sprinkler and water damage insurance policies maintained by Hyperion or any of its Subsidiaries are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the business of Hyperion and its Subsidiaries and their respective properties and assets, and are in character and amount at least equivalent to that carried by persons engaged in similar businesses and subject to the same or similar perils or hazards, except for any such failures to maintain insurance policies that, individually or in the aggregate, are not reasonably likely to have a Hyperion Material Adverse Effect. The steps taken by Hyperion to manage the various risks incident to the business and operations of Hyperion and its Subsidiaries and their respective properties and assets are at least equivalent to those taken by persons engaged in similar businesses, except for any failures to take such steps that, individually or in the aggregate, are not reasonably likely to have a Hyperion Material Adverse Effect.

     SECTION 4.19 No Existing Discussions. As of the date hereof, Hyperion is not engaged, directly or indirectly, in any discussions or negotiations with any other party with respect to an Acquisition Proposal.

     SECTION 4.20 Opinion of Financial Advisor. The financial advisor of Hyperion, Goldman, Sachs & Co., has delivered to the Board of Directors of Hyperion an opinion dated the date of this Agreement to the effect that the Exchange Ratio is fair, as of the date of the Agreement, to the stockholders of Hyperion from a financial point of view.

     SECTION 4.21 Section 203 of the DGCL not Applicable. The Board of Directors of Hyperion has taken all actions so that the restrictions contained in Section 203 of the DGCL applicable to a "business combination" (as defined in Section 203) will not apply to the execution, delivery or performance of this Agreement or the Arbor Stock Option Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement or by the Arbor Stock Option Agreement.

     SECTION 4.22 Insider Trading Policies and Practices. Section 4.22 to the Hyperion Disclosure Schedule sets forth a copy of Hyperion's insider trading policy as in effect on the date hereof. Hyperion and, to

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

the knowledge of Hyperion, each of its directors, officers and employees who are subject to such policy have complied in all material respects with the terms of such policy.

     SECTION 4.23 Rights Agreement. The Hyperion Rights Plan has been amended as set forth in Section 4.23 of the Hyperion Disclosure Schedule.

                                   ARTICLE V

                              CONDUCT OF BUSINESS

     SECTION 5.01 Covenants of Arbor and Hyperion. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, Arbor and Hyperion each agrees as to itself and its respective Subsidiaries (except to the extent expressly contemplated by this Agreement or the Disclosure Schedules or that the other party shall otherwise consent in writing), to carry on its and its Subsidiaries' business in the usual, regular and ordinary course in substantially the same manner as previously conducted, to pay and to cause its Subsidiaries to pay debts and Taxes when due subject to good faith disputes over such debts or Taxes, to pay or perform its and its Subsidiaries' other obligations when due, and, to the extent consistent with such business, use all reasonable efforts (and in any event efforts no less favorable than those consistent with past practices and policies) to preserve intact its and its Subsidiaries' present business organizations, to use its reasonable best efforts to keep available the services of its present officers and key employees and to use its reasonable best efforts to preserve its and its Subsidiaries' relationships with customers, suppliers, distributors, licensors, licensees and others having business dealings with it or its Subsidiaries to the end that its and its Subsidiaries' goodwill and ongoing business shall be unimpaired at the Effective Time. Arbor and Hyperion each shall promptly notify the other party of any material event or occurrence not in the ordinary course of business. Except as expressly contemplated by this Agreement, Arbor and Hyperion each shall not (and shall not permit any of its respective Subsidiaries to), without the written consent of the other party:

          (a) Accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan of such party or authorize cash payments in exchange for any options granted under any of such plans except as required by the terms of such plans or any related agreements in effect as of the date of this Agreement;

          (b) Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or purchase or otherwise acquire, directly or indirectly, any shares of its capital stock except from former employees, directors and consultants in accordance with agreements providing for the repurchase of shares in connection with any termination of service to such party;

          (c) Issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock or securities convertible into shares of its capital stock, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than (i) the grant of options consistent with past practices to new employees, or otherwise upon consent in accordance with the provisions of this Section 5.01, (ii) the issuance of shares of Arbor Common Stock or Hyperion Common Stock, as the case may be, pursuant to the exercise of options outstanding on the date of this Agreement, or (iii) the issuance of shares of Arbor Common Stock or Hyperion Common Stock pursuant to the terms of the Arbor Employee Stock Purchase Plan or the Hyperion 1991 Employee Stock Purchase Plan, respectively, each as in effect on the date hereof;

          (d) Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or substantial portion of the assets of, or by any other manner, any business or any corporation, partnership or other business organization or division, or otherwise acquire or agree to acquire any assets (other than inventory and other items in the ordinary course of business), except for

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

     any such acquisitions involving aggregate consideration (including assumed indebtedness) of not more than $1,000,000;

          (e) Sell, lease, license or otherwise dispose of any of its material properties or assets, except for transactions in the ordinary course of business;

          (f) (i) Increase or agree to increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages of employees (other than officers) in accordance with past practices, (ii) grant any additional severance or termination pay to, or enter into any employment or severance agreements with, any employees or officers, (iii) enter into any collective bargaining agreement (other than as required by law or extensions to existing agreements in the ordinary course of business), (iv) establish, adopt, enter into or amend any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, trust, fund, policy or arrangement for the benefit of any directors, officers or employees;

          (g) Amend or propose to amend its charter or bylaws, except as contemplated by this Agreement;

          (h) Incur any indebtedness for borrowed money other than pursuant to credit agreements in effect as of the date hereof;

          (i) Initiate, compromise or settle any material litigation or arbitration proceeding (other than as a result of a breach of this Agreement);

          (j) Except in the ordinary course of business, modify, amend or terminate any Arbor Material Contract or Hyperion Material Contract or waive, release or assign any material rights or claims;

          (k) Change in any material respect its accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP; or

          (l) Take, or agree in writing or otherwise to take, any of the actions described in paragraphs (a) through (k) above.

     In addition, Hyperion shall notify Arbor promptly following the execution by Hyperion or any of its Subsidiaries of any agreement providing for the receipt or payment of in excess of $3,000,000, and Arbor shall notify Hyperion promptly following the execution by Arbor or any of its Subsidiaries of any agreement providing for the receipt or payment of in excess of $1,000,000.

     SECTION 5.02 Cooperation. Subject to compliance with applicable law, from the date hereof until the Effective Time, each of Hyperion and Arbor shall confer on a regular and frequent basis with one or more representatives of the other party to report on the general status of ongoing operations and shall promptly provide the other party or its counsel with copies of all filings made by such party with any Governmental Entity in connection with this Agreement, the Merger and the transactions contemplated hereby and thereby.

     SECTION 5.03 Arbor Rights Plan. On or prior to June 15, 1998, Arbor shall cause to be adopted a rights agreement in form and substance reasonable satisfactory to Hyperion, provided that neither Hyperion nor any of its Affiliates shall, by virtue of its ownership or voting of capital stock of Arbor acquired pursuant to this Agreement or the Hyperion Option Agreement, be defined as a person or entity similar to an "acquiring person" under such rights agreement. Arbor shall not redeem the rights issued under such rights agreement, or amend (other than to delay any "distribution date" therein or to render the rights inapplicable to the Merger or any action permitted under this Agreement or the Hyperion Option Agreement) or terminate such rights agreement prior to the Effective Time unless required to do so by order of a court or competent jurisdiction or in connection with the exercise by the directors of Arbor of their fiduciary duties.

                                   ARTICLE VI

                             ADDITIONAL AGREEMENTS

     SECTION 6.01  No Solicitation.

     (a) Arbor and Hyperion each shall not, directly or indirectly, through any officer, director, employee, financial advisor, representative or agent of such party (i) take any action to solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transaction involving such party or any of its Subsidiaries, other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to in this Agreement as an "Acquisition Proposal"), (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or (iii) agree to or recommend any Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent Arbor or Hyperion, or their respective Boards of Directors, to the extent such Board of Directors determines, in good faith, based upon and consistent with advice received in consultation with outside legal counsel, that such Board of Directors' fiduciary duties under applicable law require it to do so, from (A) furnishing non-public information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal by such person or entity or recommending an unsolicited bona fide written Acquisition Proposal by such person or entity to the stockholders of such party, if and only to the extent that (1) the Board of Directors of such party believes in its good faith reasonable judgment (based upon and consistent with advice received in consultation with independent financial and legal advisors) that such Acquisition Proposal is reasonably capable of being completed on the terms proposed and, after taking into account the strategic benefits anticipated to be derived from the Merger and the long-term prospects of Arbor and Hyperion as a combined company, would, if consummated, result in a transaction more favorable over the long term from a financial point of view than the transaction contemplated by this Agreement (any such more favorable Acquisition Proposal being referred to in this Agreement as a "Superior Proposal") and the Board of Directors of such party determines in good faith after consultation with, and based upon and consistent with advice received from, outside legal counsel that such action is necessary for such Board of Directors to comply with its fiduciary duties to stockholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such person or entity, such Board of Directors receives from such person or entity an executed confidentiality agreement with terms no less favorable to such party than those contained in the Non-Disclosure Agreement dated January 14, 1998 between Arbor and Hyperion (the "Confidentiality Agreement"), such non-public information has been previously delivered to the Board of Directors of the other party hereto and such party advises the other party hereto in writing of such disclosure or negotiations, including the party to whom disclosed or with whom discussions or negotiations will occur; or (B) complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal.

     (b) Arbor and Hyperion shall each notify the other party immediately after receipt by Arbor or Hyperion (or their advisors) of any Acquisition Proposal or any request for non-public information in connection with an Acquisition Proposal or for access to the properties, books or records of such party or any of its Subsidiaries by any person or entity that informs such party that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact. Such party shall continue to keep the other party hereto informed, on a current basis, of the status of any such discussions or negotiations and the terms being discussed or negotiated.

     SECTION 6.02  Proxy Statement/Prospectus; Registration Statement.

     (a) As promptly as practical after the execution of this Agreement, Hyperion and Arbor shall prepare and file with the SEC the Joint Proxy Statement, and Arbor shall prepare and file with the SEC the Registration Statement, in which the Joint Proxy Statement will be included as a prospectus, provided that Arbor may delay the filing of the Registration Statement until approval of the Joint Proxy Statement by the

SEC. Hyperion and Arbor shall use all reasonable efforts to cause the Registration Statement to become effective as soon after such filing as practical; provided, however, that Arbor shall have no obligation to agree to account for the Merger as a "purchase" in order to cause the Registration Statement to become effective. The Joint Proxy Statement, and any amendment or supplement thereto, shall include the recommendation of the Board of Directors of Arbor in favor of the issuance of shares of Arbor Common Stock pursuant to the Merger and the recommendation of the Board of Directors of Hyperion in favor of this Agreement and the Merger; provided that the Board of Directors of either party may withdraw such recommendation if such Board of Directors believes in its good faith reasonable judgment, based upon and consistent with advice received in consultation with outside legal counsel, that the withdrawal of such recommendation is necessary for such Board of Directors to comply with its fiduciary duties under applicable law.

     (b) Hyperion and Arbor shall make all necessary filings with respect to the Merger under the Securities Act, the Exchange Act, applicable state blue sky laws and the rules and regulations thereunder.

     SECTION 6.03 Nasdaq Quotation. Each of Hyperion and Arbor agrees to continue the quotation of Hyperion Common Stock and Arbor Common Stock on the Nasdaq National Market during the term of this Agreement so that appraisal rights will not be available to stockholders of Arbor under Section 262 of the DGCL.

     SECTION 6.04 Access to Information. Upon reasonable notice, Arbor and Hyperion shall each (and shall cause each of their respective Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of the other, access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, each of Arbor and Hyperion shall (and shall cause each of their respective Subsidiaries to) furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request. Unless otherwise required by law, the parties will hold any such information which is non-public in confidence in accordance with the Confidentiality Agreement. No information or knowledge obtained in any investigation pursuant to this Section 6.04 shall affect or be deemed to modify any representation or warranty contained in this Agreement or the conditions to the obligations of the parties to consummate the Merger.

     SECTION 6.05  Stockholders' Meetings.

     (a) Arbor and Hyperion shall each call a meeting of its respective stockholders to be held as promptly as practicable for the purpose of voting, in the case of Hyperion, upon this Agreement and the Merger and, in the case of Arbor, upon (i) the issuance of shares of Arbor Common Stock pursuant to the Merger, (ii) an increase in the authorized number of shares of Arbor Common Stock to 300,000,000 shares, the change in the name of Arbor to "Hyperion Solutions Corporation," the creation of a staggered Board of Directors and the incorporation into Arbor's Certificate of Incorporation of indemnification provisions in substantially the form set forth in Arbor's current Bylaws (collectively, the "Arbor Charter Amendment"), and (iii) the election of directors of Newco in accordance with Section 1.04 (the proposals referred to in clauses (i), (ii) and (iii) of this Section 6.05(a) being hereinafter referred to collectively as the "Arbor Voting Proposals"). Subject to Sections 6.01 and 6.02, Arbor and Hyperion will, through their respective Boards of Directors, recommend to their respective stockholders approval of such matters and will coordinate and cooperate with respect to the timing of such meetings and shall use their best efforts to hold such meetings on the same day and as soon as practicable after the date hereof and shall not postpone or adjourn (other than for the absence of a quorum) their respective stockholders' meetings without the consent of the other party. Subject to Section 6.02, each party shall use all reasonable efforts to solicit from stockholders of such party proxies in favor of such matters.

     (b) Arbor may also submit additional proposals to its stockholders at the Arbor Stockholders' Meeting, separate from the Arbor Voting Proposals referred to in Section 6.05(a). The approval by Arbor's stockholders of such additional proposals shall not be a condition to the closing of the Merger under this Agreement.

     SECTION 6.06  Legal Conditions to Merger.

     (a) Subject to Section 6.02, Arbor and Hyperion shall each use their best efforts to (i) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary and proper under applicable law to consummate and make effective the transactions contemplated hereby as promptly as practicable, (ii) obtain from any Governmental Entity any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by Arbor or Hyperion or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the Merger, and (iii) as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Merger required under (A) the Securities Act and the Exchange Act, and any other applicable federal or state securities laws, (B) the HSR Act and any related governmental request thereunder, and (C) any other applicable law. Arbor and Hyperion shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing and, if requested, to accept all reasonable additions, deletions or changes suggested in connection therewith. Arbor and Hyperion shall use their best efforts to furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable law (including all information required to be included in the Joint Proxy Statement and the Registration Statement) in connection with the transactions contemplated by this Agreement.

     (b) Hyperion and Arbor agree, and shall cause each of their respective Subsidiaries, to cooperate and to use their respective best efforts to obtain any government clearances or approvals required for Closing under the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Federal, state or foreign law, regulation, rule, order or decree designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade (collectively, "Antitrust Laws"), to respond to any government requests for information under any Antitrust Law, and to contest and resist any action, including any legislative, administrative or judicial action, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order (whether temporary, preliminary or permanent) (an "Order") that restricts, prevents or prohibits the consummation of the Merger or any other transactions contemplated by this Agreement under any Antitrust Law. The parties hereto will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to any Antitrust Law. In the event of a challenge to the transactions contemplated by this Agreement pursuant to the HSR Act, Arbor and Hyperion shall use their best efforts to defeat such challenge, including by institution and defense of litigation, or to settle such challenge on terms that permit the consummation of the Merger; provided, however, that nothing herein shall require either party to agree to divest or hold separate any portion of its business, product line or assets or otherwise take action that could reasonably be expected to have an Arbor Material Adverse Effect, a Hyperion Material Adverse Effect or an effect to Arbor combined with the Surviving Corporation after the Effective Time comparable to either an Arbor Material Adverse Effect or a Hyperion Material Adverse Effect. Without limiting the foregoing, in the event that either the Federal Trade Commission or the Antitrust Division of the United States Department of Justice should issue a Request for Additional Information or Documentary Material under 17 C.F.R. ss.
803.20 (a "Second Request"), then Arbor and Hyperion each agree to use their best efforts to respond fully to such Second Request within 20 days after its receipt and shall promptly make any further filings or information submissions and make any employee available for interview or testimony pursuant to the foregoing (both before and after any Second Request) that may be necessary, proper or advisable. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the Constituent Corporations, the proper officers and directors of each party to this Agreement shall take all such necessary action.

     (c) Each of Arbor and Hyperion shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, their best efforts to obtain any third party consents related to or required in connection with the Merger that are (i) necessary to consummate the transactions contemplated hereby, (ii) disclosed or required to be disclosed in the Arbor Disclosure Schedule or the Hyperion Disclosure Schedule, as the case may be, or (iii) required to prevent an Arbor Material Adverse Effect or a Hyperion Material Adverse Effect from occurring prior to or after the Effective Time.

     SECTION 6.07 Public Disclosure. Hyperion and Arbor shall consult with each other before issuing any press release or otherwise making any public statement with respect to the Merger or this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or by the National Association of Securities Dealers, Inc.

     SECTION 6.08 Tax-Free Reorganization. Hyperion and Arbor shall each use its best efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code.

     SECTION 6.09 Pooling Accounting. From and after the date hereof and until the Effective Time, Arbor and Hyperion shall each use its best efforts to cause the business combination to be effected by the Merger to be accounted for as a pooling of interests and to take such action as may be reasonably necessary to permit such treatment. Each of Arbor and Hyperion shall use its best efforts to cause its respective Affiliates not to take any action that would adversely affect the ability of Arbor to account for the business combination to be effected by the Merger as a pooling of interests.

     SECTION 6.10 Affiliate Agreements. Upon the execution of this Agreement, Hyperion and Arbor will provide each other with a list of those persons who are, in Hyperion's or Arbor's respective reasonable judgment, "affiliates" of Hyperion or Arbor, respectively, within the meaning of Rule 145 promulgated under the Securities Act ("Rule 145") (each such person who is an "affiliate" of Hyperion or Arbor within the meaning of Rule 145 is referred to as an "Affiliate"). Hyperion and Arbor shall provide each other with such information and documents as Arbor or Hyperion shall reasonably request for purposes of reviewing such list and shall notify the other party in writing regarding any change in the identity of its Affiliates prior to the Closing Date. Arbor and Hyperion shall each use its best efforts to deliver or cause to be delivered to each other by June 10, 1998 (and in any case prior to the Effective Time) from each of its Affiliates, an executed Affiliate Agreement, in form attached hereto as EXHIBIT D-1, in the case of Affiliates of Hyperion, and in the form attached hereto as EXHIBIT D-2, in the case of Affiliates of Arbor (each, an "Affiliate Agreement"). Arbor shall be entitled to place appropriate legends on the certificates evidencing any Arbor Common Stock to be received by such Affiliates of Hyperion pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Arbor Common Stock, consistent with the terms of the Affiliate Agreements (provided that such legends or stop transfer instructions shall be removed, two years after the Effective Date, upon the request of any stockholder that is not then an Affiliate of Arbor).

     SECTION 6.11 Nasdaq Quotation. Arbor shall use its best efforts to cause the shares of Arbor Common Stock to be issued in the Merger to be approved for quotation on the Nasdaq National Market, subject to official notice of issuance, prior to the Closing Date.

     SECTION 6.12  Stock Plans.

     (a) At the Effective Time, each outstanding option to purchase shares of Hyperion Common Stock (a "Hyperion Stock Option") under the Hyperion Stock Plans, whether vested or unvested, shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such Hyperion Stock Option, the same number of shares of Arbor Common Stock as the holder of such Hyperion Stock Option would have been entitled to receive pursuant to the Merger had such holder exercised such option in full immediately prior to the Effective Time (rounded downward to the nearest whole number), at a price per share (rounded upward to the nearest whole cent) equal to (y) the aggregate exercise price for the shares of Hyperion Common Stock purchasable pursuant to such Hyperion Stock Option immediately prior to the Effective Time divided by
(z) the number of full shares of Arbor Common Stock deemed purchasable pursuant to such Hyperion Stock Option in accordance with the foregoing.

     (b) As soon as practicable after the Effective Time, Arbor shall deliver to the participants in Hyperion Stock Plans appropriate notice setting forth such participants' rights pursuant thereto and the grants pursuant to Hyperion Stock Plans shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 6.12 after giving effect to the Merger).

     (c) At the Effective Time, by virtue of the Merger and without the need of any further corporate action, Arbor shall assume the Hyperion Stock Plans, with the result that all obligations of Hyperion under the Hyperion Stock Plans, including with respect to Hyperion Stock Options outstanding at the Effective Time under each Hyperion Stock Plan, shall be obligations of Arbor following the Effective Time. Arbor shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Arbor Common Stock for delivery under Hyperion Stock Plans assumed in accordance with this Section 6.12. As soon as practicable and in no event more than five business days after the Effective Time, Arbor shall file a registration statement on Form S-8 (or any successor or other appropriate forms), or another appropriate form with respect to the shares of Arbor Common Stock subject to such options, and shall use its best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding.

     (d) The Board of Directors of Hyperion shall, prior to or as of the Effective Time, take all necessary actions, pursuant to and in accordance with the terms of the Hyperion Stock Plans and the instruments evidencing the Hyperion Stock Options, to provide for the conversion of the Hyperion Stock Options into options to acquire Arbor Common Stock in accordance with this
Section 6.12, and that no consent of the holders of the Hyperion Stock Options is required in connection with such conversion.

     SECTION 6.13 Brokers or Finders. Each of Hyperion and Arbor represents, as to itself, its Subsidiaries and its Affiliates, that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement except Morgan Stanley & Co. Incorporated, whose fees and expenses will be paid by Arbor in accordance with Arbor's agreement with such firm (a copy of which has been delivered by Arbor to Hyperion prior to the date of this Agreement), and Goldman, Sachs & Co. and BT Alex. Brown Incorporated, whose fees and expenses will be paid by Hyperion in accordance with Hyperion's agreements with such firms (copies of which have been delivered by Hyperion to Arbor prior to the date of this Agreement). Each of Hyperion and Arbor agrees to indemnify and hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person on the basis of any act or statement alleged to have been made by such party or any of its Affiliates.

     SECTION 6.14  Indemnification.

     (a) From and after the Effective Time, Arbor agrees that it will, and will cause the Surviving Corporation to, indemnify and hold harmless each present and former director and officer of Hyperion (the "Indemnified Parties"), against any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities or amounts paid in settlement (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that Hyperion would have been permitted under Delaware law and its certificate of incorporation or bylaws in effect on the date hereof to indemnify such Indemnified Party (and Arbor and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable law, provided the Indemnified Party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Indemnified Party is not entitled to indemnification).

     (b) For a period of three years after the Effective Time, Arbor shall cause the Surviving Corporation to maintain (to the extent available in the market) in effect a directors' and officers' liability insurance policy covering those persons who are currently covered by Hyperion's directors' and officers' liability insurance policy (a copy of which has been heretofore delivered to Arbor) with coverage in amount and scope at least as favorable as Hyperion's existing coverage; provided, that in no event shall Arbor or the Surviving Corporation be required to expend in excess of 150% of the annual premium currently paid by Hyperion for such coverage (currently approximately $594,000).

     (c) The provisions of this Section 6.14 are intended to be an addition to the rights otherwise available to the current officers and directors of Hyperion by law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives.

     SECTION 6.15 Letter of Hyperion's Accountants. Hyperion shall use all reasonable efforts to cause to be delivered to Arbor and Hyperion a letter of Ernst & Young LLP, Hyperion's independent auditors, dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to Arbor, in form reasonably satisfactory to Arbor and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

     SECTION 6.16 Letter of Arbor's Accountants. Arbor shall use all reasonable efforts to cause to be delivered to Hyperion and Arbor a letter of Price Waterhouse LLP, Arbor's independent auditors, dated a date within two business days before the date on which the Registration Statement shall become effective and addressed to Hyperion, in form reasonably satisfactory to Hyperion and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

     SECTION 6.17 Schedules. From time to time prior to the Closing Date, each of Arbor and Hyperion will promptly supplement or amend the Arbor or Hyperion Disclosure Schedules, as the case may be, with respect to any matter hereafter arising that, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in the Arbor or Hyperion Disclosure Schedules, as the case may be, or that is necessary to correct any information in the Arbor or Hyperion Disclosure Schedules, as the case may be, or in any representation and warranty of each of Arbor and Hyperion that has been rendered inaccurate thereby. For purposes of determining the accuracy of the respective representations and warranties contained in Articles III and IV, and in order to determine the fulfillment of the conditions set forth in Article VII, the Arbor or Hyperion Disclosure Schedules, as the case may be, shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude any information contained in any subsequent supplement or amendment thereto unless such changes reflect actions taken in compliance with the provisions of Articles V and VI hereof.

                                  ARTICLE VII

                              CONDITIONS TO MERGER

     SECTION 7.01  Conditions to Each Party's Obligation to Effect the
Merger. The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

          (a) Stockholder Approval. This Agreement and the Merger shall have been approved and adopted by the affirmative vote of the holders of a majority of the outstanding shares of Hyperion Common Stock and the Arbor Voting Proposals shall have been approved by the affirmative vote of the holders of a majority of the shares of Arbor Common Stock present or represented at the Arbor Stockholders' Meeting at which a quorum is present and, in the case of the Arbor Charter Amendment, by the affirmative vote of the holders of a majority of the outstanding shares of Arbor Common Stock.

          (b) HSR Act. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

          (c) Approvals. Other than the filing provided for by Section 1.01, all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity the failure of which to file, obtain or occur is reasonably likely to have a Hyperion

     Material Adverse Effect or an Arbor Material Adverse Effect shall have been filed, been obtained or occurred.

          (d) Registration Statement. The SEC shall have declared the Registration Statement effective. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose, and no similar proceeding in respect of the Joint Proxy Statement, shall have been initiated or threatened by the SEC.

          (e) No Injunctions. No Governmental Entity or federal, state or foreign court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any order, executive order, stay, decree, judgment or injunction (each an "Order") or statute, rule, regulation which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger or otherwise limiting or restricting Arbor's conduct or operation of the business of Hyperion and its Subsidiaries following the Merger in a manner that could reasonably be expected to have an affect on Arbor combined with the Surviving Corporation after the Effective Time comparable to either an Arbor Material Adverse Effect or a Hyperion Material Adverse Effect.

          (f) Pooling Letters. Hyperion shall have received a letter from Ernst & Young LLP addressed to Hyperion and Arbor shall have received a letter from Price Waterhouse LLP addressed to Arbor, each regarding its concurrence with management's conclusions, as to the appropriateness of the pooling of interests accounting, under Accounting Principles Board Opinion No. 16 for the Merger, if closed and consummated in accordance with this Agreement, it being agreed that Hyperion and Arbor shall each provide reasonable cooperation to Ernst & Young LLP and Price Waterhouse LLP, to enable them to issue such letters.

          (g) NASDAQ. The shares of Arbor Common Stock to be issued in the Merger shall have been approved for quotation on the Nasdaq National Market.

     SECTION 7.02 Additional Conditions to Obligations of Hyperion. The obligation of Hyperion to effect the Merger is subject to the satisfaction of each of the following conditions, any of which may be waived in writing exclusively by Hyperion:

          (a) Representations and Warranties. The representations and warranties of Arbor and Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except (i) for changes contemplated by this Agreement and (ii) in the case of representations and warranties that are not qualified as to materiality, where the failures to be true and correct, individually or in the aggregate, have not had and are not reasonably likely to have an Arbor Material Adverse Effect or a material adverse effect upon the consummation of the transactions contemplated hereby; and Hyperion shall have received a certificate signed on behalf of Arbor by the chief executive officer and the chief financial officer of Arbor to such effect.

          (b) Performance of Obligations of Arbor and Sub. Arbor and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date; and Hyperion shall have received a certificate signed on behalf of Arbor by the chief executive officer and the chief financial officer of Arbor to such effect.

          (c) Affiliates Agreements. Each Affiliate of Arbor shall have entered into an Affiliate Agreement with Hyperion and Arbor in accordance with
     Section 6.10 of this Agreement.

          (d) Tax Opinion. Hyperion shall have received a written opinion from Hale and Dorr LLP, counsel to Hyperion, to the effect that the Merger will be treated for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code, and such opinion shall not have been withdrawn.

     SECTION 7.03 Additional Conditions to Obligations of Arbor and Sub. The obligation of Arbor to effect the Merger is subject to the satisfaction of each of the following conditions, any of which may be waived in writing exclusively by Arbor and Sub:

          (a) Representations and Warranties. The representations and warranties of Hyperion set forth in this Agreement shall be true and correct as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except (i) for changes contemplated by this Agreement and
     (ii) in the case of representations and warranties that are not qualified as to materiality, where the failures to be true and correct, individually or in the aggregate, have not had and are not reasonably likely to have a Hyperion Material Adverse Effect or a material adverse effect upon the consummation of the transactions contemplated hereby; and Arbor shall have received a certificate signed on behalf of Hyperion by the chief executive officer and the chief financial officer of Hyperion to such effect.

          (b) Performance of Obligations of Hyperion. Hyperion shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Arbor shall have received a certificate signed on behalf of Hyperion by the chief executive officer and the chief financial officer of Hyperion to such effect.

          (c) Affiliates Agreements. Each Affiliate of Hyperion shall have entered into an Affiliate Agreement with Hyperion and Arbor in accordance with Section 6.10 of this Agreement.

          (d) Tax Opinion. Arbor shall have received the opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, counsel to Arbor, to the effect that the Merger will be treated for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code, and such opinion shall not have been withdrawn.

                                  ARTICLE VIII

                           TERMINATION AND AMENDMENT

     SECTION 8.01 Termination. This Agreement may be terminated at any time prior to the Effective Time (with respect to Sections 8.01(b) through 8.01(g), by written notice by the terminating party to the other party), whether before or after approval of the matters presented in connection with the Merger by the stockholders of Arbor or Hyperion:

          (a) by mutual written consent of Hyperion and Arbor; or

          (b) by either Hyperion or Arbor if the Merger shall not have been consummated by October 30, 1998 (the "Outside Date") (provided that the right to terminate this Agreement under this Section 8.01(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been a significant cause of or resulted in the failure of the Merger to occur on or before such date); or

          (c) by either Hyperion or Arbor if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; or

          (d) by Hyperion, if, at the Arbor Stockholders' Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Arbor in favor of the Arbor Voting Proposals shall not have been obtained; or by Arbor if, at the Hyperion Stockholders' Meeting (including any adjournment or postponement), the requisite vote of the stockholders of Hyperion in favor of this Agreement and the Merger shall not have been obtained; or

          (e) by Hyperion, if (i) the Board of Directors of Arbor shall have withdrawn or modified its recommendation of this Agreement or the Merger;
     (ii) the Board of Directors of Arbor shall have recommended to the stockholders of Arbor an Alternative Transaction (as defined in Section 8.03(g));

     (iii) a tender offer or exchange offer for 15% or more of the outstanding shares of Arbor Common Stock is commenced (other than by Hyperion or an Affiliate of Hyperion) and the Board of Directors of Arbor recommends that the stockholders of Arbor tender their shares in such tender or exchange offer; or (iv) for any reason Arbor fails to call and hold the Arbor Stockholders' Meeting by the Outside Date (provided that Hyperion's right to terminate this Agreement under such clause (iv) shall not be available if at such time Arbor would be entitled to terminate this Agreement under
     Section 8.01(g)); or

          (f) by Arbor, if (i) the Board of Directors of Hyperion shall have withdrawn or modified its recommendation of this Agreement or the Merger;
     (ii) the Board of Directors of Hyperion shall have recommended to the stockholders of Hyperion an Alternative Transaction; (iii) a tender offer or exchange offer for 15% or more of the outstanding shares of Hyperion Common Stock is commenced (other than by Arbor or an Affiliate of Arbor) and the Board of Directors of Hyperion recommends that the stockholders of Hyperion tender their shares in such tender offer or exchange offer; or
     (iv) for any other reason Hyperion fails to call and hold the Hyperion Stockholders' Meeting by the Outside Date (provided that Arbor's right to terminate this Agreement under such clause (iv) shall not be available if at such time Hyperion would be entitled to terminate this Agreement under
     Section 8.01(g)); or

          (g) by Hyperion or Arbor, if there has been a breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach (i) causes the conditions set forth in Section 7.02(a) or (b) (in the case of termination by Hyperion) or 7.03(a) or (b) (in the case of termination by Arbor) not to be satisfied, and (ii) shall not have been cured within 20 business days following receipt by the breaching party of written notice of such breach from the other party.

     SECTION 8.02 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.01, this Agreement shall immediately become void and there shall be no liability or obligation on the part of Hyperion, Arbor, Sub or their respective officers, directors, stockholders or Affiliates, except as set forth in Section 8.03; provided, that any such termination shall not limit liability for any willful breach of this Agreement; and provided further, that the provisions of Section 8.03 of this Agreement, the Stock Option Agreements and the Confidentiality Agreement shall remain in full force and effect and survive any termination of this Agreement.

     SECTION 8.03  Fees and Expenses.

     (a) Except as set forth in this Section 8.03, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that Arbor and Hyperion shall share equally all fees and expenses, other than attorneys' fees, incurred in relation to the printing and filing of the Joint Proxy Statement (including any related preliminary materials) and the Registration Statement (including financial statements and exhibits) and any amendments or supplements.

     (b) Arbor shall pay Hyperion up to $2,500,000 as reimbursement for expenses of Hyperion actually incurred relating to the transactions contemplated by this Agreement prior to termination (including, but not limited to, fees and expenses of Hyperion's counsel, accountants and financial advisors, but excluding any discretionary fees paid to such financial advisors), upon the termination of this Agreement by Hyperion pursuant to Section 8.01(d) as a result of the failure to receive the requisite vote for approval of the Arbor Voting Proposals by the stockholders of Arbor at the Arbor Stockholders' Meeting (other than in the circumstances set forth in Section 8.03(c)(iii)).

     (c) Arbor shall pay Hyperion a termination fee of $20,000,000 upon the earliest to occur of the following events:

          (i) the termination of this Agreement by Hyperion pursuant to Section 8.01(e); or

          (ii) the termination of this Agreement by Hyperion pursuant to Section 8.01(g) after a breach by Arbor of this Agreement; or

          (iii) the termination of the Agreement by Hyperion pursuant to Section 8.01(d) as a result of the failure to receive the requisite vote for approval of the Arbor Voting Proposals by the stockholders of Arbor at the Arbor Stockholders' Meeting if, at the time of such failure, there shall have been announced an Alternative Transaction relating to Arbor which shall not have been absolutely and unconditionally withdrawn and abandoned.

     (d) Hyperion shall pay Arbor up to $2,500,000 as reimbursement for expenses of Arbor actually incurred relating to the transactions contemplated by this Agreement prior to termination (including, but not limited to, fees and expenses of Arbor's counsel, accountants and financial advisors, but excluding any discretionary fees paid to such financial advisors), upon the termination of this Agreement by Arbor pursuant to Section 8.01(d) as a result of the failure to receive the requisite vote for approval of this Agreement and the Merger by the stockholders of Hyperion at the Hyperion Stockholders' Meeting (other than in the circumstances set forth in Section 8.03(e)(iii)).

     (e) Hyperion shall pay Arbor a termination fee of $20,000,000 upon the earliest to occur of the following events:

          (i) the termination of this Agreement by Arbor pursuant to Section 8.01(f); or

          (ii) the termination of this Agreement by Arbor pursuant to Section 8.01(g) after a breach by Hyperion of this Agreement; or

          (iii) the termination of the Agreement by Arbor pursuant to Section 8.01(d) as a result of the failure to receive the requisite vote for approval of this Agreement and the Merger by the stockholders of Hyperion at the Hyperion Stockholders' Meeting if, at the time of such failure, there shall have been announced an Alternative Transaction relating to Hyperion which shall not have been absolutely and unconditionally withdrawn and abandoned.

     (f) The expenses and fees, if applicable, payable pursuant to Section 8.03(b), 8.03(c), 8.03(d) and 8.03(e) shall be paid within one business day after the first to occur of the events described in Section 8.03(b), 8.03(c)(i),
(ii) or (iii), 8.03(d) or 8.03(e)(i), (ii) or (iii); provided that in no event shall Hyperion or Arbor, as the case may be, be required to pay the expenses and fees, if applicable, to the other, if, immediately prior to the termination of this Agreement, the party to receive the expenses and fees, if applicable, was in material breach of its obligations under this Agreement.

     (g) As used in this Agreement, "Alternative Transaction" means either (i) a transaction pursuant to which any person (or group of persons) other than Hyperion or Arbor or its respective affiliates (a "Third Party"), acquires more than 15% of the outstanding shares of Arbor Common Stock or Hyperion Common Stock, as the case may be, pursuant to a tender offer or exchange offer or otherwise, (ii) a merger or other business combination involving Hyperion or Arbor pursuant to which any Third Party acquires more than 15% of the outstanding equity securities of Hyperion or Arbor or the entity surviving such merger or business combination, (iii) any other transaction pursuant to which any Third Party acquires control of assets (including for this purpose the outstanding equity securities of Subsidiaries of Hyperion or Arbor, and the entity surviving any merger or business combination including any of them) of Hyperion or Arbor having a fair market value (as determined by the Board of Directors of Hyperion or Arbor, as the case may be, in good faith) equal to more than 15% of the fair market value of all the assets of Hyperion or Arbor and its Subsidiaries, taken as a whole, immediately prior to such transaction, or (iv) any public announcement by a Third Party of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     SECTION 8.04 Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of Arbor or of Hyperion, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     SECTION 8.05 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                   ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.01  Nonsurvival of Representations, Warranties and
Agreements. None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the agreements contained in Sections 1.04, 2.01, 2.02, 6.14 and Article IX, and the agreements of the Affiliates delivered pursuant to Section 6.10. The Confidentiality Agreement shall survive the execution and delivery of this Agreement.

     SECTION 9.02 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) if to Hyperion, to

          Hyperion Software Corporation
          900 Long Ridge Road
          Stamford, CT 06902
          Attn: Secretary
          Telecopy: (203) 461-7795

           with a copy to:

               Hale and Dorr LLP
           60 State Street
           Boston, MA 02109
               Attn: John A. Burgess, Esq.
           Hal J. Leibowitz, Esq.
           Telecopy: (617) 526-5000

        (b) if to Arbor or Sub, to

               Arbor Software Corporation
           1344 Crossman Avenue
           Sunnyvale, CA 94089
           Attn: General Counsel
           Telecopy: (408) 543-4788

           with a copy to:

               Gunderson Dettmer Stough Villeneuve Franklin &
           Hachigian, LLP
           155 Constitution Drive
           Menlo Park, CA 94025
           Attn: Robert V. Gunderson, Jr. Esq.
           Steven M. Spurlock, Esq.
           Telecopy: (650) 321-2800

     SECTION 9.03 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to May 25, 1998.

     SECTION 9.04 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     SECTION 9.05 Entire Agreement; No Third Party Beneficiaries. This Agreement (including the documents and the instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided in Section 6.14 is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder; provided that the Confidentiality Agreement shall remain in full force and effect until the Effective Time. Each party hereto agrees that, except for the representations and warranties contained in this Agreement, neither Arbor nor Hyperion makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other's representatives of any documentation or other information with respect to any one or more of the foregoing.

     SECTION 9.06 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

     SECTION 9.07 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

                 [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, Hyperion, Sub and Arbor have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          Hyperion Software Corporation

                                          By:       /s/ JAMES PERAKIS
                                            ------------------------------------
                                            Title: Chairman and Chief Executive
                                              Officer

                                          HSC Merger Corp.

                                          By:        /s/ JOHN DILLON
                                            ------------------------------------
                                            Title: President

                                          Arbor Software Corporation

                                          By:        /s/ JOHN DILLON
                                            ------------------------------------
                                            Title: President and Chief Executive
                                              Officer

                                                                       EXHIBIT A

                        HYPERION STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated as of May 25, 1998 (the "Agreement"), between HYPERION SOFTWARE CORPORATION, a Delaware corporation (the "Grantee"), and ARBOR SOFTWARE CORPORATION, a Delaware corporation (the "Grantor").

     WHEREAS, the Grantee, the Grantor and HSC Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Grantor ("Sub"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Sub with and into the Grantee;

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Grantee has requested that the Grantor grant to the Grantee an option to purchase 2,274,000 shares of Common Stock, par value $0.001 per share, of the Grantor (the "Common Stock"), upon the terms and subject to the conditions hereof; and

     WHEREAS, in order to induce the Grantee to enter into the Merger Agreement, the Grantor is willing to grant the Grantee the requested option.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

     1. The Option; Exercise; Adjustments; Payment of Spread.

          (a) Contemporaneously herewith the Grantee, Sub and the Grantor are entering into the Merger Agreement. Subject to the other terms and conditions set forth herein, the Grantor hereby grants to the Grantee an irrevocable option (the "Option") to purchase up to 2,274,000 shares of Common Stock (the "Shares") at a cash purchase price equal to the lowest of
     (i) $42.125 per Share, (ii) the average closing price of the Common Stock on the Nasdaq National Market for the five consecutive trading days beginning on and including the day that the Merger is publicly announced, or (iii) the average closing price of the Common Stock on the Nasdaq National Market for the five consecutive trading days immediately preceding the public announcement of an Alternative Transaction (as defined in the Merger Agreement) involving Grantor giving rise to the right to exercise this Option pursuant to Section 2 below (the "Purchase Price"). The Option may be exercised by the Grantee, in whole or in part, at any time, or from time to time, following the occurrence of one of the events set forth in
     Section 2(c) hereof and prior to the termination of the Option in accordance with the terms of this Agreement.

          (b) In the event the Grantee wishes to exercise the Option, the Grantee shall send a written notice to the Grantor (the "Stock Exercise Notice") specifying a date (subject to the HSR Act (as defined below)) not later than 10 business days and not earlier than the next business day following the date such notice is given for the closing of such purchase. In the event of any change in the number of issued and outstanding shares of Common Stock by reason of any stock dividend, stock split, split-up, recapitalization, merger or other change in the corporate or capital structure of the Grantor, the number of Shares subject to this Option and the purchase price per Share shall be appropriately adjusted to restore to the Grantee its rights hereunder, including its right to purchase Shares representing 19.9% of the capital stock of the Grantor entitled to vote generally for the election of the directors of the Grantor which is issued and outstanding immediately prior to the exercise of the Option at an aggregate purchase price equal to the Purchase Price multiplied by 2,274,000.

          (c) If at any time the Option is then exercisable pursuant to the terms of Section 1(a) hereof, the Grantee may elect, in lieu of exercising the Option to purchase Shares provided in Section 1.(a) hereof, to send a written notice to the Grantor (the "Cash Exercise Notice") specifying a date not later than 20 business days and not earlier than 10 business days following the date such notice is given on which date the Grantor shall pay to the Grantee an amount in cash equal to the Spread (as hereinafter defined) multiplied by all or such portion of the Shares subject to the Option as Grantee shall specify. As used
                                   Exhibit A-1
     herein "Spread" shall mean the excess, if any, over the Purchase Price of the higher of (x) if applicable, the highest price per share of Common Stock (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by any person in an Alternative Transaction (as defined in the Merger Agreement) (the "Alternative Purchase Price") or (y) the closing price of the shares of Common Stock on the Nasdaq National Market on the last trading day immediately prior to the date of the Cash Exercise Notice (the "Closing Price"). If the Alternative Purchase Price includes any property other than cash, the Alternative Purchase Price shall be the sum of (i) the fixed cash amount, if any, included in the Alternative Purchase Price plus (ii) the fair market value of such other property. If such other property consists of securities with an existing public trading market, the average of the closing prices (or the average of the closing bid and asked prices if closing prices are unavailable) for such securities in their principal public trading market on the five trading days ending five days prior to the date of the Cash Exercise Notice shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and, as of the payment date for the Spread, agreement on the value of such other property has not been reached, the Alternative Purchase Price shall be deemed to equal the Closing Price. Upon exercise of its right to receive cash pursuant to this Section 1(c), the obligations of the Grantor to deliver Shares pursuant to Section 3 shall be terminated with respect to such number of Shares for which the Grantee shall have elected to be paid the Spread.

     2. Conditions to Delivery of Shares. The Grantor's obligation to deliver Shares upon exercise of the Option or the Spread upon exercise of the Grantor's rights under Section 1(c) above is subject only to the conditions that:

          (a) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States prohibiting the delivery of the Shares shall be in effect; and

          (b) Any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have expired or been terminated; and

          (c) A proposal for an Alternative Transaction involving Grantor shall have been made prior to the date the Merger Agreement is terminated pursuant to the terms thereof (the "Merger Termination Date") and one or more of the following events shall have occurred on or after the date of the making of such proposal: (1) the requisite vote of the stockholders of Grantor in favor of the Arbor Voting Proposals shall not have been obtained at the Arbor Stockholders' Meeting (as such terms are defined in the Merger Agreement) or any adjournment or postponement thereof; (2) the Board of Directors of Grantor shall have withdrawn or modified its recommendation of the Merger Agreement or the Merger; (3) the Board of Directors of Grantor shall have recommended to the stockholders of Grantor an Alternative Transaction (as defined in the Merger Agreement); (4) a tender offer or exchange offer for 15% or more of the outstanding shares of Grantor Common Stock shall have been commenced (other than by Grantee or an affiliate of Grantee) and the Board of Directors of Grantor shall have recommended that the stockholders of Grantor tender their shares in such tender or exchange offer; or (5) for any reason Grantor shall have failed to call and hold the Arbor Stockholders' Meeting (as defined in the Merger Agreement) by the Outside Date (as defined in the Merger Agreement) and Grantor is not at such time otherwise entitled to terminate the Merger Agreement pursuant to
     Section 8.01(g) thereof.

     3. The Closing.

     (a) Any closing hereunder shall take place on the date specified by the Grantee in its Stock Exercise Notice or Cash Exercise Notice, as the case may be, at 10:00 A.M., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or, if the conditions set forth in Section 2(a) or 2(b) have not then been satisfied, on the second business day following the satisfaction of such conditions, or at such other time and place as the parties hereto may agree (the "Closing Date"). On the Closing Date, (i) in the event of a closing pursuant to Section 1(b) hereof, the Grantor will deliver to the Grantee a certificate or certificates, duly endorsed (or accompanied by duly executed stock powers), representing the Shares in the denominations designated by the Grantee in its Stock Exercise Notice and the Grantee will purchase such Shares from the Grantor at the price per Share equal to the Purchase Price or
(ii) in the event of a closing pursuant to
                                   Exhibit A-2

Section 1(c) hereof, the Grantor will deliver to the Grantee cash in an amount determined pursuant to Section 1(c) hereof. Any payment made by the Grantee to the Grantor, or by the Grantor to the Grantee, pursuant to this Agreement shall be made by certified or official bank check or by wire transfer of immediately available federal funds to a bank designated by the party receiving such funds.

     (b) The certificates representing the Shares may bear an appropriate legend relating to the fact that such Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act").

     4. Representations and Warranties of the Grantor. The Grantor represents and warrants to the Grantee that (a) the Grantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform this Agreement; (b) the execution and delivery of this Agreement by the Grantor and the consummation by it of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Grantor and this Agreement has been duly executed and delivered by a duly authorized officer of the Grantor and constitutes a valid and binding obligation of the Grantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Grantor has taken all necessary corporate action to authorize and reserve the Shares issuable upon exercise of the Option and the Shares, when issued and delivered by the Grantor upon exercise of the Option, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights; (d) except as otherwise required by the HSR Act, the execution and delivery of this Agreement by the Grantor and the consummation by it of the transactions contemplated hereby do not require the consent, waiver, approval or authorization of or any filing with any person or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of any charter or by-law, indenture, mortgage, lien, lease, agreement, contract, instrument, order, law, rule, regulation, judgment, ordinance, decree or restriction by which the Grantor or any of its subsidiaries or any of their respective properties or assets is bound; and (e) no "fair price", "moratorium", "control share acquisition" or other form of antitakeover statute or regulation (including, without limitation, Section 203 of the Delaware General Corporation Law) is or shall be applicable to the acquisition of Shares pursuant to this Agreement.

     5. Representations and Warranties of the Grantee. The Grantee represents and warrants to the Grantor that (a) the execution and delivery of this Agreement by the Grantee and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Grantee and this Agreement has been duly executed and delivered by a duly authorized officer of the Grantee and will constitute a valid and binding obligation of Grantee; and (b) the Grantee is acquiring the Option and, if and when it exercises the Option, will be acquiring the Shares issuable upon the exercise thereof for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act.

     6. Listing of Shares; HSR Act Filings; Governmental Consents; Directorship.

     (a) Subject to applicable law and the rules and regulations of the Nasdaq National Market, the Grantor will promptly file an application to list the Shares on the Nasdaq National Market and will use its best efforts to obtain approval of such listing and to effect all necessary filings by the Grantor under the HSR Act; provided, however, that if the Grantor is unable to effect such listing on the Nasdaq National Market by the Closing Date, the Grantor will nevertheless be obligated to deliver the Shares upon the Closing Date. Each of the parties hereto will use its best efforts to obtain consents of all third parties and governmental authorities, if any, necessary to the consummation of the transactions contemplated.

     (b) Upon exercise by the Grantee of the Option, in whole or in part, for at least 1,143,000 Shares (such number representing approximately 10% of the number of outstanding shares of Common Stock on the date hereof) the Grantee shall be entitled to designate one person to be appointed to the Board of Directors of the Grantor. Within five business days of the giving of notice by the Grantee to the Grantor of the name of such designee, the Grantor, subject to the fiduciary obligations of the Board of Directors of the Grantor, shall cause such designee to be appointed to the Board of Directors of the Grantor. Thereafter, subject to the further provisions hereof, the Grantor's nominating committee (or any other committee exercising a similar function)
                                   Exhibit A-3
shall recommend to the Board of Directors of the Grantor that such person designated by the Grantee be included in the slate of nominees recommended by the Board of Directors to the stockholders for election as directors at each annual meeting of stockholders of the Grantor. In the event that the designee of the Grantee shall cease to serve as a director for any reason, the Grantee shall give notice to the Grantor of the name of a designee to fill such vacancy in accordance with the second and third sentences of this Section 6(b). If any such person has been designated by the Grantee and not approved by the Board of Directors, the Grantee shall be permitted to designate a substitute designee for such person in accordance with this Section 6(b). Notwithstanding the foregoing, the Grantor shall not be required to nominate the designee of the Grantee, and shall be entitled to request and receive the resignation of any designee of the Grantee then serving on the Board of Directors of the Grantor, at any time that the Grantee then beneficially owns less than 1,143,000 shares of Common Stock. The Grantee and the Grantor agree to take such steps as may be necessary to give effect to this Section 6(b) in a manner consistent with applicable law.

     7. Covenants of the Grantee. For so long as, and at any time that, a designee of the Grantee is a member of the Board of Directors of the Grantor, the Grantee covenants and agrees that the Grantee will not enter into any agreement or understanding with any person with respect to the voting of any shares of Common Stock it may beneficially own, and shall vote all such shares beneficially owned by it (unless the aggregate of all such shares of Common Stock beneficially owned by the Grantee and its affiliates exceeds 50% of the outstanding shares of Common Stock) in favor of the Grantor's nominees for election of directors.

     8. Right of First Refusal. If a Change in Control Event (as defined in
Section 8(e) below) has not then already occurred, if the Grantee, at any time prior to the first anniversary of the Merger Termination Date, seeks to sell all or any part of the Shares (i) in a transaction registered under the Securities Act (other than in a registered public offering in which the underwriters are instructed to achieve a broad public distribution) or (ii) in a transaction not required to be registered under the Securities Act (other than in a transfer by operation of law upon consummation of a merger), it shall give the Grantor (or a designee of the Grantor) the opportunity, in the following manner, to purchase such Shares:

          (a) The Grantee shall give notice to the Grantor in writing of its intent to sell Shares (a "Disposition Notice"), specifying the number of Shares to be sold, the price and, if applicable, the material terms of any agreement relating thereto For purposes of this Section 8, if the Disposition Notice is given with respect to the sale of the Shares pursuant to a tender or exchange offer, it shall be assumed that all Shares tendered will be accepted for payment. The Disposition Notice may be given at any time, including prior to the giving of any Stock Exercise Notice.

          (b) The Grantor or its designee shall have the right, exercisable by written notice given to the Grantee within five business days after receipt of a Disposition Notice (or, if applicable, in the case of a proposed sale pursuant to a tender or exchange offer for shares of Common Stock, by written notice given to the Grantee at least two business days prior to the then announced expiration date of such tender or exchange offer (the "Expiration Date") if such Disposition Notice was given at least four business days prior to such Expiration Date), to purchase all, but not less than all, of the Shares specified in the Disposition Notice at the price set forth in the Disposition Notice. If the purchase price specified in the Disposition Notice includes any property other than cash, the purchase price to be paid by the Grantor shall be an amount of cash equal to the sum of (i) the cash included in the purchase price plus (ii) the fair market value of such other property at the date of the Disposition Notice. If such other property consists of securities with an existing public trading market, the average of the last sales prices for such securities on the five trading days ending five days prior to the date of the Disposition Notice shall be used as the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and at the time of the closing referred to in paragraph (c) below, agreement on the value of such other property has not been reached, the average of the closing prices for the Grantor's Common Stock on the five trading days ending five days prior to the date of the Disposition Notice shall be used as the per share purchase price; provided, however, that promptly after the closing, the Grantee and the Grantor or its designee, as the case may be, shall settle any additional amounts to be paid or returned as a result of the determination of fair market value of such other property made by a nationally recognized investment banking firm selected by the Grantor and approved by the
                                   Exhibit A-4

     Grantee within 30 days of the closing. Such determination shall be final and binding on all parties hereto. If, at the time of the purchase of any Shares by the Grantor (or its designee) pursuant to this Section 8, a tender or exchange offer is outstanding, then the Grantor (or its designee) shall agree at the time of such purchase to promptly pay to Grantee from time to time such additional amounts, if any, so that the consideration received by Grantee with respect to each Share shall be equal to the highest price paid for a share of Common Stock pursuant to such tender or exchange, or pursuant to any other tender or exchange offer outstanding at any time such tender or exchange offer is outstanding.

          (c) If the Grantor exercises its right of first refusal hereunder, the closing of the purchase of the Shares with respect to which such right has been exercised shall take place within five business days after the notice of such exercise (or, if applicable, in the case of a tender or exchange offer, no later than one business day prior to the expiration date of the offer if written notice was given within the time set forth in the parenthetical in the first sentence of paragraph (b) above); provided, however, that at any time prior to the closing of the purchase of Shares hereunder, the Grantee may determine not to sell the Shares and revoke the Disposition Notice and by so doing, cancel the Grantor's right of first refusal with respect to the disposition in question. The Grantor (or its designee) shall pay for the Shares in immediately available funds.

          (d) If the Grantor does not exercise its right of first refusal hereunder within the time specified for such exercise, the Grantee shall be free for 90 days following the expiration of such time for exercise to sell or enter into an agreement to sell the Shares specified in the Disposition Notice, at the price specified in the Disposition Notice or any price in excess thereof and otherwise on substantially the same terms set forth in the Disposition Notice; provided, that if such sale is not consummated within such 90-day period, then the provisions of this Section 8 will again apply to the sale of such Shares.

          (e) For purposes of the Agreement, a "Change in Control Event" shall be deemed to have occurred if (i) any person has a acquired beneficial ownership of more than 50% (excluding the Shares) of the outstanding shares of Common Stock or (ii) the Grantor shall have entered into an agreement, including without limitation an agreement in principle, providing for a merger or other business combination involving the Grantor or the acquisition of 20% or more of the assets of the Grantor and its subsidiaries, taken as a whole.

     9. Repurchase of Shares; Sale of Shares.

     (a) If a Change in Control Event has not occurred prior to the first anniversary date of the Merger Termination Date, then beginning on such anniversary date, the Grantor shall have the right to purchase (the "Repurchase Right") all, but not less than all, of the Shares at the greater of (i) the Purchase Price, or (ii) the average of the closing prices for shares of Common Stock on the five trading days ending five days prior to the date the Grantor gives written notice of its intention to exercise the Repurchase Right. If the Grantor does not exercise the Repurchase Right within 30 days following the first anniversary of the Merger Termination Date, the Repurchase Right shall terminate. In the event the Grantor wishes to exercise the Repurchase Right, the Grantor shall send a written notice to the Grantee specifying a date (not later than 10 business days and not earlier than the next business day following the date such notice is given) for the closing of such purchase.

     (b) At any time prior to the first anniversary of the Merger Termination Date, the Grantee shall have the right to sell (the "Sale Right") to the Grantor all, but no less than all, of the Shares at the greater of (i) the Purchase Price or (ii) the average of the last sales prices for shares of Common Stock on the five trading days ending five days prior to the date the Grantee gives written notice of its intention to exercise the Sale Right. If the Grantee does not exercise the Sale Right prior to the first anniversary of the Merger Termination Date, the Sale Right shall terminate. In the event the Grantee wishes to exercise the Sale Right, the Grantee shall send a written notice to the Grantor specifying a date (not later than 20 business days and not earlier than 10 business days following the date such notice is given) for the closing of such sale.

                                   Exhibit A-5

     10. Registration Rights.

     (a) In the event that the Grantee shall desire to sell any of the Shares within two years after the purchase of such Shares pursuant hereto, and such sale requires, in the opinion of counsel to the Grantee, which opinion shall be reasonably satisfactory to the Grantor and its counsel, registration of such Shares under the Securities Act, the Grantor will cooperate with the Grantee and any underwriters in registering such Shares for resale, including, without limitation, promptly filing a registration statement that complies with the requirements of applicable federal and state securities laws and entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; provided that the Grantor shall not be required to have declared effective more than two registration statements hereunder and shall be entitled to delay the filing or effectiveness of any registration statement for up to 120 days if the offering would, in the judgment of the Board of Directors of the Grantor, require premature disclosure of any material corporate development or otherwise interfere with or adversely affect any pending or proposed offering of securities of the Grantor or any other material transaction involving the Grantor.

     (b) If the Common Stock is registered pursuant to the provisions of this
Section 10, the Grantor agrees (i) to furnish copies of the registration statement and the prospectus relating to the Shares covered thereby in such numbers as the Grantee may from time to time reasonably request and (ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities laws such amendments and supplements as may be necessary to keep available for at least 90 days a prospectus covering the Common Stock meeting the requirements of such securities laws, and to furnish the Grantee such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested. The Grantor shall bear the cost of the registration, including, but not limited to, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for the Grantor, except that the Grantee shall pay the fees and disbursements of its counsel, the underwriting fees and selling commissions applicable to the shares of Common Stock sold by the Grantee. The Grantor shall indemnify and hold harmless Grantee, its affiliates and its officers and directors from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any statements contained in, omissions or alleged omissions from, each registration statement filed pursuant to this paragraph; provided, however, that this provision does not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Grantor by the Grantee, its affiliates and its officers expressly for use in any registration statement (or any amendment thereto) or any preliminary prospectus filed pursuant to this paragraph. The Grantor shall also indemnify and hold harmless each underwriter and each person who controls any underwriter within the meaning of either the Securities Act or the Securities Exchange Act of 1934 against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any statements contained in, omissions or alleged omissions from, each registration statement filed pursuant to this paragraph; provided, however, that this provision does not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Grantor by the underwriters expressly for use in any registration statement (or any amendment thereto) or any preliminary prospectus filed pursuant to this paragraph.

     11. Profit Limitation.

     (a) Notwithstanding any other provision of this Agreement, in no event shall the Grantee's Total Profit (as defined in Section 11(c) below) exceed $30 million and, if it otherwise would exceed such amount, the Grantee, at its sole election, shall either (i) deliver to the Grantor for cancellation Shares previously purchased by Grantee, (ii) pay cash or other consideration to the Grantor or (iii) undertake any combination thereof, so that Grantee's Total Profit shall not exceed $30 million after taking into account the foregoing actions.

     (b) Notwithstanding any other provision of this Agreement, this Option may not be exercised for a number of Shares as would, as of the date of the Stock Exercise Notice, result in a Notional Total Profit (as

                                   Exhibit A-6
defined in Section 11(c) below) of more than $30 million and, if exercise of the Option otherwise would exceed such amount, the Grantee, at its discretion, may increase the Purchase Price for that number of Shares set forth in the Stock Exercise Notice so that the Notional Total Profit shall not exceed $30 million; provided, that nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date at the Purchase Price set forth in Section 1(a) hereof.

     (c) As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) the amount of cash received by Grantee pursuant to Section 8.03(c) of the Merger Agreement and Section 1(c) hereof,
(ii) (x) the amount received by Grantee pursuant to the Grantor's repurchase of Shares pursuant to Sections 8 or 9 hereof, less (y) the Grantee's purchase price for such Shares, and (iii) (x) the net cash amounts received by Grantee pursuant to the sale of Shares (or any other securities into which such Shares are converted or exchanged) to any unaffiliated party, less (y) the Grantee's purchase price for such Shares.

     (d) As used herein, the term "Notional Total Profit" with respect to any number of Shares as to which Grantee may propose to exercise this Option shall be the Total Profit determined as of the date of the Stock Exercise Notice assuming that this Option were exercised on such date for such number of Shares and assuming that such Shares, together with all other Shares held by Grantee and its affiliates as of such date, were sold for cash at the closing market price for the Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

     12. Expenses. Each party hereto shall pay its own expenses incurred in connection with this Agreement, except as otherwise specifically provided herein.

     13. Specific Performance. The Grantor acknowledges that if the Grantor fails to perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to the Grantee for which money damages would not be an adequate remedy. In such event, the Grantor agrees that the Grantee shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if the Grantee should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Grantor hereby waives the claim or defense that the Grantee has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Grantor further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

     14. Notice. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by certified mail, return receipt requested, or if sent by facsimile transmission, upon receipt of oral confirmation that such transmission has been received, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

        If to the Grantor:
               Arbor Software Corporation
           1344 Crossman Avenue
           Sunnyvale, CA 94089
           Attn: General Counsel
           Telecopy: (408) 543-4788

        With a copy to:
               Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 155 Constitution Drive
           Menlo Park, CA 94025
           Attn: Robert V. Gunderson, Jr., Esq.
           Steven M. Spurlock, Esq.
           Telecopy: (650) 321-2800

                                   Exhibit A-7

        If to the Grantee:
               Hyperion Software Corporation
           900 Long Ridge Road
           Stamford, CT 06902
           Attn: Secretary
           Telecopy: (203) 461-7795

        With a copy to:
               Hale and Dorr LLP
           60 State Street
           Boston, MA 02109
           Attn: John A. Burgess, Esq.
           Hal J. Leibowitz, Esq.
           Telecopy: (617) 526-5000

     15. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns; provided, however, that such successors in interest or assigns shall agree to be bound by the provisions of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the Grantor or the Grantee, or their successors or assigns, any rights or remedies under or by reason of this Agreement.

     16. Entire Agreement; Amendments. This Agreement, together with the Merger Agreement and the other documents referred to therein, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions. This Agreement may not be changed, amended or modified orally, but may be changed only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

     17. Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto, except that the Grantee may assign its rights and obligations hereunder to any of its direct or indirect wholly owned subsidiaries, but no such transfer shall relieve the Grantee of its obligations hereunder if such transferee does not perform such obligations.

     18. Headings. The section headings herein are for convenience only and shall not affect the construction of this Agreement.

     19. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

     20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law).

     21. Termination. The right to exercise the Option granted pursuant to this Agreement shall terminate at the earlier of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date on which Grantee realizes a Total Profit of $30 million and (iii) 90 days after the Merger Termination Date (the date referred to in clause (iii) being hereinafter referred to as the "Option Termination Date"); provided that if the Option cannot be exercised or the Shares cannot be delivered to Grantee upon such exercise because the conditions set forth in Section 2(a) or Section 2(b) hereof have not yet been satisfied, the Option Termination Date shall be extended until thirty days after such impediment to exercise has been removed; and provided, further, that, if at any time the Grantee seeks to exercise the Option by delivery of a Stock Exercise Notice but is unable to do so with respect to all of the Shares subject to the Option at the Purchase Price because of the limitation on profit contained in
Section 11(b) hereof, the Option Termination Date shall be extended for an additional 180 days from the date of such Stock Exercise Notice (but in no event shall the Option Termination Date be more than 270 days after the Merger Termination Date).

                                   Exhibit A-8

     All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares.

     22. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     23. Public Announcement. The Grantee will consult with the Grantor and the Grantor will consult with the Grantee before issuing any press release with respect to the initial announcement of this Agreement, the Option or the transactions contemplated hereby and neither party shall issue any such press release prior to such consultation except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or by the National Association of Securities Dealers, Inc.

                 [Remainder of page intentionally left blank.]

                                   Exhibit A-9

     IN WITNESS WHEREOF, the Grantee and the Grantor have caused this Agreement to be duly executed and delivered on the day and year first above written.

                                          Hyperion Software Corporation

                                          By:       /s/ JAMES PERAKIS

                                            ------------------------------------
                                                       James Perakis
                                            Title: Chairman and Chief Executive
                                              Officer

                                          Arbor Software Corporation

                                          By:        /s/ JOHN DILLON

                                            ------------------------------------
                                                        John Dillon
                                            Title: President and Chief Executive
                                              Officer

                                  Exhibit A-10

                                                                       EXHIBIT B

                          ARBOR STOCK OPTION AGREEMENT

     STOCK OPTION AGREEMENT, dated as of May 25, 1998 (the "Agreement"), between ARBOR SOFTWARE CORPORATION, a Delaware corporation (the "Grantee"), and HYPERION SOFTWARE CORPORATION, a Delaware corporation (the "Grantor").

     WHEREAS, the Grantee, the Grantor and HSC Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Grantee ("Sub"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Sub with and into the Grantor;

     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Grantee has requested that the Grantor grant to the Grantee an option to purchase 3,789,000 shares of Common Stock, par value $0.01 per share, of the Grantor (the "Common Stock"), upon the terms and subject to the conditions hereof; and

     WHEREAS, in order to induce the Grantee to enter into the Merger Agreement, the Grantor is willing to grant the Grantee the requested option.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

          1. The Option; Exercise; Adjustments; Payment of Spread.

          (a) Contemporaneously herewith the Grantee, Sub and the Grantor are entering into the Merger Agreement. Subject to the other terms and conditions set forth herein, the Grantor hereby grants to the Grantee an irrevocable option (the "Option") to purchase up to 3,789,000 shares of Common Stock (the "Shares") at a cash purchase price equal to the lowest of
     (i) $38.125 per Share, (ii) the average closing price of the Common Stock on the Nasdaq National Market for the five consecutive trading days beginning on and including the day that the Merger is publicly announced, or (iii) the average closing price of the Common Stock on the Nasdaq National Market for the five consecutive trading days immediately preceding the public announcement of an Alternative Transaction (as defined in the Merger Agreement) involving Grantor giving rise to the right to exercise this Option pursuant to Section 2 below (the "Purchase Price"). The Option may be exercised by the Grantee, in whole or in part, at any time, or from time to time, following the occurrence of one of the events set forth in
     Section 2(c) hereof and prior to the termination of the Option in accordance with the terms of this Agreement.

          (b) In the event the Grantee wishes to exercise the Option, the Grantee shall send a written notice to the Grantor (the "Stock Exercise Notice") specifying a date (subject to the HSR Act (as defined below)) not later than 10 business days and not earlier than the next business day following the date such notice is given for the closing of such purchase. In the event of any change in the number of issued and outstanding shares of Common Stock by reason of any stock dividend, stock split, split-up, recapitalization, merger or other change in the corporate or capital structure of the Grantor, the number of Shares subject to this Option and the purchase price per Share shall be appropriately adjusted to restore to the Grantee its rights hereunder, including its right to purchase Shares representing 19.9% of the capital stock of the Grantor entitled to vote generally for the election of the directors of the Grantor which is issued and outstanding immediately prior to the exercise of the Option at an aggregate purchase price equal to the Purchase Price multiplied by 3,789,000.

          (c) If at any time the Option is then exercisable pursuant to the terms of Section 1(a) hereof, the Grantee may elect, in lieu of exercising the Option to purchase Shares provided in Section 1.(a) hereof, to send a written notice to the Grantor (the "Cash Exercise Notice") specifying a date not later than 20 business days and not earlier than 10 business days following the date such notice is given on which date the Grantor shall pay to the Grantee an amount in cash equal to the Spread (as hereinafter defined) multiplied by all or such portion of the Shares subject to the Option as Grantee shall specify. As used
                                   Exhibit B-1
     herein "Spread" shall mean the excess, if any, over the Purchase Price of the higher of (x) if applicable, the highest price per share of Common Stock (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by any person in an Alternative Transaction (as defined in the Merger Agreement) (the "Alternative Purchase Price") or (y) the closing price of the shares of Common Stock on the Nasdaq National Market on the last trading day immediately prior to the date of the Cash Exercise Notice (the "Closing Price"). If the Alternative Purchase Price includes any property other than cash, the Alternative Purchase Price shall be the sum of (i) the fixed cash amount, if any, included in the Alternative Purchase Price plus (ii) the fair market value of such other property. If such other property consists of securities with an existing public trading market, the average of the closing prices (or the average of the closing bid and asked prices if closing prices are unavailable) for such securities in their principal public trading market on the five trading days ending five days prior to the date of the Cash Exercise Notice shall be deemed to equal the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and, as of the payment date for the Spread, agreement on the value of such other property has not been reached, the Alternative Purchase Price shall be deemed to equal the Closing Price. Upon exercise of its right to receive cash pursuant to this Section 1(c), the obligations of the Grantor to deliver Shares pursuant to Section 3 shall be terminated with respect to such number of Shares for which the Grantee shall have elected to be paid the Spread.

     2. Conditions to Delivery of Shares. The Grantor's obligation to deliver Shares upon exercise of the Option or the Spread upon exercise of the Grantor's rights under Section 1(c) above is subject only to the conditions that:

          (a) No preliminary or permanent injunction or other order issued by any federal or state court of competent jurisdiction in the United States prohibiting the delivery of the Shares shall be in effect; and

          (b) Any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have expired or been terminated; and

          (c) A proposal for an Alternative Transaction involving Grantor shall have been made prior to the date the Merger Agreement is terminated pursuant to the terms thereof (the "Merger Termination Date") and one or more of the following events shall have occurred on or after the date of the making of such proposal: (1) the requisite vote of the stockholders of Grantor in favor of the Merger Agreement and the Merger shall not have been obtained at the Hyperion Stockholders' Meeting (as such term is defined in the Merger Agreement) or any adjournment or postponement thereof; (2) the Board of Directors of Grantor shall have withdrawn or modified its recommendation of the Merger Agreement or the Merger; (3) the Board of Directors of Grantor shall have recommended to the stockholders of Grantor an Alternative Transaction (as defined in the Merger Agreement); (4) a tender offer or exchange offer for 15% or more of the outstanding shares of Grantor Common Stock shall have been commenced (other than by Grantee or an affiliate of Grantee) and the Board of Directors of Grantor shall have recommended that the stockholders of Grantor tender their shares in such tender or exchange offer; or (5) for any reason Grantor shall have failed to call and hold the Hyperion Stockholders' Meeting (as defined in the Merger Agreement) by the Outside Date (as defined in the Merger Agreement) and Grantor is not at such time otherwise entitled to terminate the Merger Agreement pursuant to Section 8.01(g) thereof.

     3. The Closing.

     (a) Any closing hereunder shall take place on the date specified by the Grantee in its Stock Exercise Notice or Cash Exercise Notice, as the case may be, at 10:00 A.M., local time, at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 155 Constitution Drive, Menlo Park, California, or, if the conditions set forth in Section 2(a) or 2(b) have not then been satisfied, on the second business day following the satisfaction of such conditions, or at such other time and place as the parties hereto may agree (the "Closing Date"). On the Closing Date, (i) in the event of a closing pursuant to Section 1(b) hereof, the Grantor will deliver to the Grantee a certificate or certificates, duly endorsed (or accompanied by duly executed stock powers), representing the Shares in the denominations designated by the Grantee in its Stock
                                   Exhibit B-2

Exercise Notice and the Grantee will purchase such Shares from the Grantor at the price per Share equal to the Purchase Price or (ii) in the event of a closing pursuant to Section 1(c) hereof, the Grantor will deliver to the Grantee cash in an amount determined pursuant to Section 1(c) hereof. Any payment made by the Grantee to the Grantor, or by the Grantor to the Grantee, pursuant to this Agreement shall be made by certified or official bank check or by wire transfer of immediately available federal funds to a bank designated by the party receiving such funds.

     (b) The certificates representing the Shares may bear an appropriate legend relating to the fact that such Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act").

     4. Representations and Warranties of the Grantor. The Grantor represents and warrants to the Grantee that (a) the Grantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to enter into and perform this Agreement; (b) the execution and delivery of this Agreement by the Grantor and the consummation by it of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Grantor and this Agreement has been duly executed and delivered by a duly authorized officer of the Grantor and constitutes a valid and binding obligation of the Grantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Grantor has taken all necessary corporate action to authorize and reserve the Shares issuable upon exercise of the Option and the Shares, when issued and delivered by the Grantor upon exercise of the Option, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights; (d) except as otherwise required by the HSR Act, the execution and delivery of this Agreement by the Grantor and the consummation by it of the transactions contemplated hereby do not require the consent, waiver, approval or authorization of or any filing with any person or public authority and will not violate, result in a breach of or the acceleration of any obligation under, or constitute a default under, any provision of any charter or by-law, indenture, mortgage, lien, lease, agreement, contract, instrument, order, law, rule, regulation, judgment, ordinance, decree or restriction by which the Grantor or any of its subsidiaries or any of their respective properties or assets is bound; (e) no "fair price", "moratorium", "control share acquisition" or other form of antitakeover statute or regulation (including, without limitation, Section 203 of the Delaware General Corporation Law) is or shall be applicable to the acquisition of Shares pursuant to this Agreement; and (f) the Grantor has taken all corporate action necessary so that the grant and any subsequent exercise of the Option by the Grantee will not result in the separation, distribution, trigger or exercisability of rights under the Rights Agreement, dated as of November 17, 1995, between the Grantor and American Stock Transfer & Trust Company, as Rights Agent.

     5. Representations and Warranties of the Grantee. The Grantee represents and warrants to the Grantor that (a) the execution and delivery of this Agreement by the Grantee and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Grantee and this Agreement has been duly executed and delivered by a duly authorized officer of the Grantee and will constitute a valid and binding obligation of Grantee; and (b) the Grantee is acquiring the Option and, if and when it exercises the Option, will be acquiring the Shares issuable upon the exercise thereof for its own account and not with a view to distribution or resale in any manner which would be in violation of the Securities Act.

     6. Listing of Shares; HSR Act Filings; Governmental Consents; Directorship.

     (a) Subject to applicable law and the rules and regulations of the Nasdaq National Market, the Grantor will promptly file an application to list the Shares on the Nasdaq National Market and will use its best efforts to obtain approval of such listing and to effect all necessary filings by the Grantor under the HSR Act; provided, however, that if the Grantor is unable to effect such listing on the Nasdaq National Market by the Closing Date, the Grantor will nevertheless be obligated to deliver the Shares upon the Closing Date. Each of the parties hereto will use its best efforts to obtain consents of all third parties and governmental authorities, if any, necessary to the consummation of the transactions contemplated.

     (b) Upon exercise by the Grantee of the Option, in whole or in part, for at least 1,900,000 Shares (such number representing approximately 10% of the number of outstanding shares of Common Stock on the date
                                   Exhibit B-3
hereof) the Grantee shall be entitled to designate one person to be appointed to the Board of Directors of the Grantor. Within five business days of the giving of notice by the Grantee to the Grantor of the name of such designee, the Grantor, subject to the fiduciary obligations of the Board of Directors of the Grantor, shall cause such designee to be appointed to the Board of Directors of the Grantor. Thereafter, subject to the further provisions hereof, the Grantor's nominating committee (or any other committee exercising a similar function) shall recommend to the Board of Directors of the Grantor that such person designated by the Grantee be included in the slate of nominees recommended by the Board of Directors to the stockholders for election as directors at each annual meeting of stockholders of the Grantor. In the event that the designee of the Grantee shall cease to serve as a director for any reason, the Grantee shall give notice to the Grantor of the name of a designee to fill such vacancy in accordance with the second and third sentences of this Section 6(b). If any such person has been designated by the Grantee and not approved by the Board of Directors, the Grantee shall be permitted to designate a substitute designee for such person in accordance with this Section 6(b). Notwithstanding the foregoing, the Grantor shall not be required to nominate the designee of the Grantee, and shall be entitled to request and receive the resignation of any designee of the Grantee then serving on the Board of Directors of the Grantor, at any time that the Grantee then beneficially owns less than 1,900,000 shares of Common Stock. The Grantee and the Grantor agree to take such steps as may be necessary to give effect to this Section 6(b) in a manner consistent with applicable law.

     7. Covenants of the Grantee. For so long as, and at any time that, a designee of the Grantee is a member of the Board of Directors of the Grantor, the Grantee covenants and agrees that the Grantee will not enter into any agreement or understanding with any person with respect to the voting of any shares of Common Stock it may beneficially own, and shall vote all such shares beneficially owned by it (unless the aggregate of all such shares of Common Stock beneficially owned by the Grantee and its affiliates exceeds 50% of the outstanding shares of Common Stock) in favor of the Grantor's nominees for election of directors.

     8. Right of First Refusal. If a Change in Control Event (as defined in
Section 8(e) below) has not then already occurred, if the Grantee, at any time prior to the first anniversary of the Merger Termination Date, seeks to sell all or any part of the Shares (i) in a transaction registered under the Securities Act (other than in a registered public offering in which the underwriters are instructed to achieve a broad public distribution) or (ii) in a transaction not required to be registered under the Securities Act (other than in a transfer by operation of law upon consummation of a merger), it shall give the Grantor (or a designee of the Grantor) the opportunity, in the following manner, to purchase such Shares:

          (a) The Grantee shall give notice to the Grantor in writing of its intent to sell Shares (a "Disposition Notice"), specifying the number of Shares to be sold, the price and, if applicable, the material terms of any agreement relating thereto For purposes of this Section 8, if the Disposition Notice is given with respect to the sale of the Shares pursuant to a tender or exchange offer, it shall be assumed that all Shares tendered will be accepted for payment. The Disposition Notice may be given at any time, including prior to the giving of any Stock Exercise Notice.

          (b) The Grantor or its designee shall have the right, exercisable by written notice given to the Grantee within five business days after receipt of a Disposition Notice (or, if applicable, in the case of a proposed sale pursuant to a tender or exchange offer for shares of Common Stock, by written notice given to the Grantee at least two business days prior to the then announced expiration date of such tender or exchange offer (the "Expiration Date") if such Disposition Notice was given at least four business days prior to such Expiration Date), to purchase all, but not less than all, of the Shares specified in the Disposition Notice at the price set forth in the Disposition Notice. If the purchase price specified in the Disposition Notice includes any property other than cash, the purchase price to be paid by the Grantor shall be an amount of cash equal to the sum of (i) the cash included in the purchase price plus (ii) the fair market value of such other property at the date of the Disposition Notice. If such other property consists of securities with an existing public trading market, the average of the last sales prices for such securities on the five trading days ending five days prior to the date of the Disposition Notice shall be used as the fair market value of such property. If such other property consists of something other than cash or securities with an existing public trading market and at the time of the closing referred to in paragraph (c) below, agreement on the value of such other property has not been reached, the average of the closing
                                   Exhibit B-4
     prices for the Grantor's Common Stock on the five trading days ending five days prior to the date of the Disposition Notice shall be used as the per share purchase price; provided, however, that promptly after the closing, the Grantee and the Grantor or its designee, as the case may be, shall settle any additional amounts to be paid or returned as a result of the determination of fair market value of such other property made by a nationally recognized investment banking firm selected by the Grantor and approved by the Grantee within 30 days of the closing. Such determination shall be final and binding on all parties hereto. If, at the time of the purchase of any Shares by the Grantor (or its designee) pursuant to this
     Section 8, a tender or exchange offer is outstanding, then the Grantor (or its designee) shall agree at the time of such purchase to promptly pay to Grantee from time to time such additional amounts, if any, so that the consideration received by Grantee with respect to each Share shall be equal to the highest price paid for a share of Common Stock pursuant to such tender or exchange, or pursuant to any other tender or exchange offer outstanding at any time such tender or exchange offer is outstanding.

          (c) If the Grantor exercises its right of first refusal hereunder, the closing of the purchase of the Shares with respect to which such right has been exercised shall take place within five business days after the notice of such exercise (or, if applicable, in the case of a tender or exchange offer, no later than one business day prior to the expiration date of the offer if written notice was given within the time set forth in the parenthetical in the first sentence of paragraph (b) above); provided, however, that at any time prior to the closing of the purchase of Shares hereunder, the Grantee may determine not to sell the Shares and revoke the Disposition Notice and by so doing, cancel the Grantor's right of first refusal with respect to the disposition in question. The Grantor (or its designee) shall pay for the Shares in immediately available funds.

          (d) If the Grantor does not exercise its right of first refusal hereunder within the time specified for such exercise, the Grantee shall be free for 90 days following the expiration of such time for exercise to sell or enter into an agreement to sell the Shares specified in the Disposition Notice, at the price specified in the Disposition Notice or any price in excess thereof and otherwise on substantially the same terms set forth in the Disposition Notice; provided, that if such sale is not consummated within such 90-day period, then the provisions of this Section 8 will again apply to the sale of such Shares.

          (e) For purposes of the Agreement, a "Change in Control Event" shall be deemed to have occurred if (i) any person has a acquired beneficial ownership of more than 50% (excluding the Shares) of the outstanding shares of Common Stock or (ii) the Grantor shall have entered into an agreement, including without limitation an agreement in principle, providing for a merger or other business combination involving the Grantor or the acquisition of 20% or more of the assets of the Grantor and its subsidiaries, taken as a whole.

     9. Repurchase of Shares; Sale of Shares.

     (a) If a Change in Control Event has not occurred prior to the first anniversary date of the Merger Termination Date, then beginning on such anniversary date, the Grantor shall have the right to purchase (the "Repurchase Right") all, but not less than all, of the Shares at the greater of (i) the Purchase Price, or (ii) the average of the closing prices for shares of Common Stock on the five trading days ending five days prior to the date the Grantor gives written notice of its intention to exercise the Repurchase Right. If the Grantor does not exercise the Repurchase Right within 30 days following the first anniversary of the Merger Termination Date, the Repurchase Right shall terminate. In the event the Grantor wishes to exercise the Repurchase Right, the Grantor shall send a written notice to the Grantee specifying a date (not later than 10 business days and not earlier than the next business day following the date such notice is given) for the closing of such purchase.

     (b) At any time prior to the first anniversary of the Merger Termination Date, the Grantee shall have the right to sell (the "Sale Right") to the Grantor all, but no less than all, of the Shares at the greater of (i) the Purchase Price or (ii) the average of the last sales prices for shares of Common Stock on the five trading days ending five days prior to the date the Grantee gives written notice of its intention to exercise the Sale Right. If the Grantee does not exercise the Sale Right prior to the first anniversary of the Merger Termination Date, the Sale Right shall terminate. In the event the Grantee wishes to exercise the Sale Right, the Grantee shall send
                                   Exhibit B-5
a written notice to the Grantor specifying a date (not later than 20 business days and not earlier than 10 business days following the date such notice is given) for the closing of such sale.

     10. Registration Rights.

     (a) In the event that the Grantee shall desire to sell any of the Shares within two years after the purchase of such Shares pursuant hereto, and such sale requires, in the opinion of counsel to the Grantee, which opinion shall be reasonably satisfactory to the Grantor and its counsel, registration of such Shares under the Securities Act, the Grantor will cooperate with the Grantee and any underwriters in registering such Shares for resale, including, without limitation, promptly filing a registration statement that complies with the requirements of applicable federal and state securities laws and entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; provided that the Grantor shall not be required to have declared effective more than two registration statements hereunder and shall be entitled to delay the filing or effectiveness of any registration statement for up to 120 days if the offering would, in the judgment of the Board of Directors of the Grantor, require premature disclosure of any material corporate development or otherwise interfere with or adversely affect any pending or proposed offering of securities of the Grantor or any other material transaction involving the Grantor.

     (b) If the Common Stock is registered pursuant to the provisions of this
Section 10, the Grantor agrees (i) to furnish copies of the registration statement and the prospectus relating to the Shares covered thereby in such numbers as the Grantee may from time to time reasonably request and (ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities laws such amendments and supplements as may be necessary to keep available for at least 90 days a prospectus covering the Common Stock meeting the requirements of such securities laws, and to furnish the Grantee such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested. The Grantor shall bear the cost of the registration, including, but not limited to, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for the Grantor, except that the Grantee shall pay the fees and disbursements of its counsel, the underwriting fees and selling commissions applicable to the shares of Common Stock sold by the Grantee. The Grantor shall indemnify and hold harmless Grantee, its affiliates and its officers and directors from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any statements contained in, omissions or alleged omissions from, each registration statement filed pursuant to this paragraph; provided, however, that this provision does not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Grantor by the Grantee, its affiliates and its officers expressly for use in any registration statement (or any amendment thereto) or any preliminary prospectus filed pursuant to this paragraph. The Grantor shall also indemnify and hold harmless each underwriter and each person who controls any underwriter within the meaning of either the Securities Act or the Securities Exchange Act of 1934 against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any statements contained in, omissions or alleged omissions from, each registration statement filed pursuant to this paragraph; provided, however, that this provision does not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Grantor by the underwriters expressly for use in any registration statement (or any amendment thereto) or any preliminary prospectus filed pursuant to this paragraph.

     11. Profit Limitation.

     (a) Notwithstanding any other provision of this Agreement, in no event shall the Grantee's Total Profit (as defined in Section 11(c) below) exceed $30 million and, if it otherwise would exceed such amount, the Grantee, at its sole election, shall either (i) deliver to the Grantor for cancellation Shares previously purchased by Grantee, (ii) pay cash or other consideration to the Grantor or (iii) undertake any combination thereof, so that Grantee's Total Profit shall not exceed $30 million after taking into account the foregoing actions.

                                   Exhibit B-6

     (b) Notwithstanding any other provision of this Agreement, this Option may not be exercised for a number of Shares as would, as of the date of the Stock Exercise Notice, result in a Notional Total Profit (as defined in Section 11(d) below) of more than $30 million and, if exercise of the Option otherwise would exceed such amount, the Grantee, at its discretion, may increase the Purchase Price for that number of Shares set forth in the Stock Exercise Notice so that the Notional Total Profit shall not exceed $30 million; provided, that nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date at the Purchase Price set forth in Section 1(a) hereof.

     (c) As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) the amount of cash received by Grantee pursuant to Section 8.03(e) of the Merger Agreement and Section 1(c) hereof,
(ii) (x) the amount received by Grantee pursuant to the Grantor's repurchase of Shares pursuant to Sections 8 or 9 hereof, less (y) the Grantee's purchase price for such Shares, and (iii) (x) the net cash amounts received by Grantee pursuant to the sale of Shares (or any other securities into which such Shares are converted or exchanged) to any unaffiliated party, less (y) the Grantee's purchase price for such Shares.

     (d) As used herein, the term "Notional Total Profit" with respect to any number of Shares as to which Grantee may propose to exercise this Option shall be the Total Profit determined as of the date of the Stock Exercise Notice assuming that this Option were exercised on such date for such number of Shares and assuming that such Shares, together with all other Shares held by Grantee and its affiliates as of such date, were sold for cash at the closing market price for the Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

     12. Expenses. Each party hereto shall pay its own expenses incurred in connection with this Agreement, except as otherwise specifically provided herein.

     13. Specific Performance. The Grantor acknowledges that if the Grantor fails to perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to the Grantee for which money damages would not be an adequate remedy. In such event, the Grantor agrees that the Grantee shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if the Grantee should institute an action or proceeding seeking specific enforcement of the provisions hereof, the Grantor hereby waives the claim or defense that the Grantee has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists. The Grantor further agrees to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

     14. Notice. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by certified mail, return receipt requested, or if sent by facsimile transmission, upon receipt of oral confirmation that such transmission has been received, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

        If to the Grantor:

           Hyperion Software Corporation
           900 Long Ridge Road
           Stamford, CT 06902
           Attn: Secretary
           Telecopy: (203) 461-7795

                                   Exhibit B-7

        With a copy to:

           Hale and Dorr LLP
           60 State Street
           Boston, MA 02109
           Attn: John A. Burgess, Esq.
           Hal J. Leibowitz, Esq.
           Telecopy: (617) 526-5000

        If to the Grantee:

           Arbor Software Corporation
           1344 Crossman Avenue
           Sunnyvale, CA 94089
           Attn: General Counsel
           Telecopy: (408) 543-4788

        With a copy to:

           Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 155 Constitution Drive
           Menlo Park, CA 94025
           Attn: Robert V. Gunderson, Jr., Esq.
           Steven M. Spurlock, Esq.
           Telecopy: (650) 321-2800

     15. Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns; provided, however, that such successors in interest or assigns shall agree to be bound by the provisions of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the Grantor or the Grantee, or their successors or assigns, any rights or remedies under or by reason of this Agreement.

     16. Entire Agreement; Amendments. This Agreement, together with the Merger Agreement and the other documents referred to therein, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such transactions. This Agreement may not be changed, amended or modified orally, but may be changed only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge may be sought.

     17. Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto, except that the Grantee may assign its rights and obligations hereunder to any of its direct or indirect wholly owned subsidiaries, but no such transfer shall relieve the Grantee of its obligations hereunder if such transferee does not perform such obligations.

     18. Headings. The section headings herein are for convenience only and shall not affect the construction of this Agreement.

     19. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

     20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law).

     21. Termination. The right to exercise the Option granted pursuant to this Agreement shall terminate at the earlier of (i) the Effective Time (as defined in the Merger Agreement), (ii) the date on which Grantee realizes a Total Profit of $30 million and (iii) 90 days after the Merger Termination Date (the date referred to in clause (iii) being hereinafter referred to as the "Option Termination Date"); provided that if the Option
                                   Exhibit B-8
cannot be exercised or the Shares cannot be delivered to Grantee upon such exercise because the conditions set forth in Section 2(a) or Section 2(b) hereof have not yet been satisfied, the Option Termination Date shall be extended until thirty days after such impediment to exercise has been removed; and provided, further, that, if at any time the Grantee seeks to exercise the Option by delivery of a Stock Exercise Notice but is unable to do so with respect to all of the Shares subject to the Option at the Purchase Price because of the limitation on profit contained in Section 11(b) hereof, the Option Termination Date shall be extended for an additional 180 days from the date of such Stock Exercise Notice (but in no event shall the Option Termination Date be more than 270 days after the Merger Termination Date).

     All representations and warranties contained in this Agreement shall survive delivery of and payment for the Shares.

     22. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     23. Public Announcement. The Grantee will consult with the Grantor and the Grantor will consult with the Grantee before issuing any press release with respect to the initial announcement of this Agreement, the Option or the transactions contemplated hereby and neither party shall issue any such press release prior to such consultation except as may be required by law or by obligations pursuant to any listing agreement with any national securities exchange or by the National Association of Securities Dealers, Inc.

                 [Remainder of page intentionally left blank.]

                                   Exhibit B-9

     IN WITNESS WHEREOF, the Grantee and the Grantor have caused this Agreement to be duly executed and delivered on the day and year first above written.

                                          ARBOR SOFTWARE CORPORATION

                                          By: /s/ JOHN DILLON

                                            ------------------------------------
                                            Title: President and Chief Executive
                                              Officer

                                          HYPERION SOFTWARE CORPORATION

                                          By: /s/ JAMES PERAKIS

                                            ------------------------------------
                                            Title: Chairman and Chief Executive
                                              Officer

                                  Exhibit B-10

                  EXHIBIT C -- DIRECTOR AND OFFICER DESIGNEES

                  C-1 -- Hyperion Designees

                        James A. Perakis
                        Gary G. Greenfield
                        Harry S. Gruner
                        Aldo Papone

                  C-2 -- Arbor Designees

                        John M. Dillon
                        Mark Perry
                        Jeffrey R. Rodek

                  C-3 -- Directors Classes

                        Class I Directors (terms ending at the
                        1999 Annual Meeting of Stockholders)

                        Gary G. Greenfield
                        Mark Perry

                        Class II Directors (terms ending at the
                        2000 Annual Meeting of Stockholders)

                        Harry S. Gruner
                        Aldo Papone
                        Jeffrey R. Rodek

                        Class III Directors (terms ending at the
                        2001 Annual Meeting of Stockholders)

                        John M. Dillon
                        James A. Perakis

                  C-4 -- Officers

                        Chairman: James A. Perakis
                        President and Chief Executive Officer: John M. Dillon Chief Financial Officer: Stephen V. Imbler

                                   Exhibit C-1

                                                                     EXHIBIT D-1

                          HYPERION AFFILIATE AGREEMENT

                              AFFILIATE AGREEMENT

                                           , 1998

Hyperion Software Corporation
900 Long Ridge Road
Stamford, CT 06902

Arbor Software Corporation
1344 Crossman Avenue
Sunnyvale, CA 94089

Ladies and Gentlemen:

     An Agreement and Plan of Merger dated as of May 25, 1998 (the "Agreement") has been entered into by and among Hyperion Software Corporation, a Delaware corporation ("Hyperion"), Arbor Software Corporation, a Delaware corporation ("Arbor"), and HSC Merger Corp., a Delaware corporation and a wholly owned subsidiary of Arbor (the "Sub"). The Agreement provides for the merger of the Sub with and into Hyperion (the "Merger"). In accordance with the Agreement, shares of common stock, $.01 par value per share, of Hyperion (the "Hyperion Common Stock") shall be converted into shares of common stock, $.001 par value per share, of Arbor (the "Arbor Common Stock"), as described in the Agreement.

     The undersigned has been advised that as of the date of this agreement the undersigned may be deemed to be an "affiliate" of Hyperion, as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or as such term is used in, and for purposes of, Accounting Series Releases Nos. 130 and 135, as amended, of the Commission.

     In consideration of the mutual agreements, provisions and covenants set forth in the Agreement and hereinafter in this agreement, the undersigned represents and agrees as follows:

          1. Pooling Requirements. The undersigned will not within the 30 day period prior to the Effective Time (as defined in the Agreement), sell, transfer, pledge, hypothecate or otherwise dispose of, or reduce the undersigned's interest in or risk relating to, any shares of Hyperion Common Stock or Arbor Common Stock owned by the undersigned. In addition, the undersigned will not sell, transfer, pledge, hypothecate or otherwise dispose of, or reduce the undersigned's interest in or risk relating to, any Arbor Common Stock issued to the undersigned pursuant to the Merger, or any other shares of Arbor capital stock, until after such time as Arbor has published (within the meaning of Accounting Series Release No. 135, as amended, of the Commission) financial results covering at least 30 days of combined operations of Hyperion and Arbor.

          2. Rule 145. The undersigned will not offer, sell, pledge, hypothecate, transfer or otherwise dispose of, or reduce its interest in or risk relating to, any of the shares of Arbor Common Stock issued to the undersigned in the Merger unless at such time either: (i) such transaction is permitted pursuant to the provisions of Rule 145 under the Securities Act; (ii) the undersigned shall have furnished to Arbor an opinion of counsel, reasonably satisfactory to Arbor, to the effect that such transaction is otherwise exempt from the registration requirements of the Securities Act; or (iii) a registration statement under the Securities Act covering the proposed offer, sale, pledge, hypothecation, transfer or other disposition shall be effective under the Securities Act.

        3. Legend.

             (a) The undersigned understands that all certificates representing Arbor Common Stock delivered to the undersigned pursuant to the Merger shall bear a legend in substantially the form set forth below, until the earlier to occur of (i) one of the events referred to in Section 2 above or (ii) the date on which the undersigned requests removal of such legend, provided, that such request

                                  Exhibit D-1-1
        occurs at least two years from the Effective Date (as defined in the Merger Agreement) and that the undersigned is not at the time of such request, and has not been during the three months period preceding to such request, an affiliate of Arbor.

             "The shares represented by this certificate were issued in a transaction to which Rule 145 of the Securities Act of 1933 applies and may only be transferred in accordance with the provisions of such rule. In addition, the shares represented by this certificate may only be transferred in accordance with the terms of an affiliate agreement dated
                            , 1998 between the initial holder hereof and Arbor Software Corporation, a copy of which agreement may be inspected by the holder of this certificate at the principal offices of Arbor Software Corporation, or furnished by Arbor Software Corporation to the holder of this certificate upon written request, without charge."

             (b) Arbor in its discretion may cause stop transfer orders to be placed with its transfer agent with respect to the certificates for the shares of Arbor Common Stock that are required to bear the foregoing legend.

          4. General Provisions. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws. This agreement shall be binding on the undersigned's successors and assigns, including his or her heirs, executors and administrators.

                                  Exhibit D-1-2

     The undersigned has carefully read this agreement and discussed its requirements, to the extent the undersigned believed necessary, with its counsel or counsel for Hyperion.

                                          Very truly yours,

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Print Name

Accepted:

HYPERION SOFTWARE CORPORATION

By:
-----------------------------------------------------

Name:
-------------------------------------------------

Title:
---------------------------------------------------

Dated:
--------------------------------------------------

ARBOR SOFTWARE CORPORATION

By:
-----------------------------------------------------

Name:
-------------------------------------------------

Title:
---------------------------------------------------

Dated:
--------------------------------------------------

                                  Exhibit D-1-3

                                                                     EXHIBIT D-2

                           ARBOR AFFILIATE AGREEMENT

                              AFFILIATE AGREEMENT

                                           , 1998

Hyperion Software Corporation
900 Long Ridge Road
Stamford, CT 06902

Arbor Software Corporation
1344 Crossman Avenue
Sunnyvale, CA 94089

Ladies and Gentlemen:

     An Agreement and Plan of Merger dated as of May 25, 1998 (the "Agreement") has been entered into by and among Hyperion Software Corporation, a Delaware corporation ("Hyperion"), Arbor Software Corporation, a Delaware corporation ("Arbor"), and HSC Merger Corp., a Delaware corporation and a wholly owned subsidiary of Arbor (the "Sub"). The Agreement provides for the merger of the Sub with and into Hyperion (the "Merger"). In accordance with the Agreement, shares of common stock, $.01 par value per share, of Hyperion (the "Hyperion Common Stock") shall be converted into shares of common stock, $.001 par value per share, of Arbor (the "Arbor Common Stock"), as described in the Agreement.

     The undersigned has been advised that as of the date of this agreement the undersigned may be deemed to be an "affiliate" of Arbor, as the term "affiliate' is defined under the Rules and Regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and/or as such term is used in, and for purposes of, Accounting Series Releases Nos. 103 and 135, as amended, of the Commission.

     In consideration of the mutual agreements, provisions and covenants set forth in the Agreement and hereinafter in this agreement, the undersigned represents and agrees as follows:

          1. Pooling Requirements. The undersigned will not within the 30 day period prior to the Effective Time (as defined in the Agreement), sell, transfer, pledge, hypothecate or otherwise dispose of, or reduce the undersigned's interest in or risk relating to, any shares of Hyperion Common Stock or Arbor Common Stock owned by the undersigned. In addition, the undersigned will not sell, transfer, pledge, hypothecate or otherwise dispose of, or reduce the undersigned's interest in or risk relating to any shares of Arbor capital stock, until after such time as Arbor has published (within the meaning of Accounting Series Release No. 135, as amended, of the Commission) financial results covering at least 30 days of combined operations of Hyperion and Arbor.

          2. General Provisions. This agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws. This agreement shall be binding on the undersigned's successors and assigns, including his heirs, executors and administrators.

                                  Exhibit D-2-1

     The undersigned has carefully read this agreement and discussed its requirements, to the extent the undersigned believed necessary, with its counsel or counsel for Arbor.

                                          Very truly yours,

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Print Name
Accepted:

HYPERION SOFTWARE CORPORATION

By:
--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

Dated:
--------------------------------------

ARBOR SOFTWARE CORPORATION

By:
--------------------------------------

Name:
--------------------------------------

Title:
--------------------------------------

Dated:
--------------------------------------

                                  Exhibit D-2-2

                                   APPENDIX B

              WRITTEN OPINION OF MORGAN STANLEY & CO. INCORPORATED

                                                                    MAY 25, 1998

Board of Directors
Arbor Software Corporation
1344 Crossman Avenue
Sunnyvale, CA 94089

Members of the Board:

     We understand that Arbor Software Corporation ("Arbor"), Hyperion Software Corporation ("Hyperion"), and HSC Merger Corp. ("Acquisition Sub"), a wholly-owned subsidiary of Arbor, propose to enter into an Agreement and Plan of Merger, dated as of May 25, 1998 (the "Merger Agreement"), which provides, among other things, for the merger (the "Merger") of Acquisition Sub with and into Hyperion. Pursuant to the Merger, Hyperion will become a wholly-owned subsidiary of Arbor and each issued and outstanding share of common stock, par value $0.01 per share, of Hyperion (the "Hyperion Common Stock"), other than shares held in treasury or held by Arbor or any affiliate of Arbor, shall be converted into the right to receive 0.95 shares (the "Exchange Ratio") of common stock, par value $0.001 per share, of Arbor (the "Arbor Common Stock"), subject to adjustment in certain circumstances. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

     You have asked for our opinion as to whether the Exchange Ratio pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of Arbor Common Stock.

     For purposes of the opinion set forth herein, we have:

          (i) reviewed certain publicly available financial statements and other information of Arbor and Hyperion, respectively;

          (ii) reviewed certain internal financial statements and other financial and operating data concerning Arbor and Hyperion prepared by the managements of Arbor and Hyperion, respectively;

          (iii) discussed the past and current operations and financial condition and the prospects of Arbor, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with senior executives of Arbor;

          (iv) discussed the past and current operations and financial condition and the prospects of Hyperion, including information relating to certain strategic, financial and operational benefits anticipated from the Merger, with senior executives of Hyperion;

          (v) reviewed the pro forma impact of the Merger on the earnings per share of Arbor;

          (vi) reviewed the reported prices and trading activity for the Arbor Common Stock and the Hyperion Common Stock;

          (vii) compared the financial performance of Arbor and Hyperion and the prices and trading activity of the Arbor Common Stock and the Hyperion Common Stock with that of certain other publicly-traded companies and their securities;

          (viii) reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions;

          (ix) reviewed and discussed with the senior managements of Arbor and Hyperion the strategic rationale for the Merger and certain alternatives to the Merger;

          (x) participated in discussions and negotiations among representatives of Arbor and Hyperion and their financial and legal advisors;

          (xi) reviewed the Merger Agreement and certain related agreements; and

          (xii) performed such other analysis and considered such other factors as we have deemed appropriate.

     We have assumed and relied upon without independent verification the accuracy and completeness of the information reviewed by us for the purposes of this opinion. With respect to the internal financial statements and/or other financial and operating data and information and discussions relating to the strategic, financial and operational benefits anticipated from the Merger provided by Arbor and Hyperion, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the future financial performance and prospects of Arbor and Hyperion, respectively. We have relied upon the assessment by the managements of Arbor and Hyperion of their ability to retain key employees of both Arbor and Hyperion. We have also relied upon, without independent verification, the assessment by the managements of Arbor and Hyperion of the strategic and other benefits expected to result from the Merger. We have also relied upon, without independent verification, the assessment by the managements of Arbor and Hyperion of Arbor's and Hyperion's technologies and products, the timing and risks associated with the integration of Arbor and Hyperion, and the validity of, and risks associated with Arbor's and Hyperion's existing and future products and technologies. We have not made any independent valuation or appraisal of the assets, liabilities or technology of Arbor or Hyperion, nor have we been furnished with any such appraisals. We have assumed that the Merger will be accounted for as a "pooling-of-interests" business combination in accordance with U.S. Generally Accepted Accounting Principles, will be treated as a tax-free reorganization and/or exchange pursuant to the Internal Revenue Code of 1986, as amended, and will be consummated in accordance with the terms set forth in the Merger Agreement. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

     In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction involving Arbor.

     We have acted as financial advisor to the Board of Directors of Arbor in connection with this transaction and will receive a fee for our services. In the past, Morgan Stanley & Co. Incorporated and its affiliates have provided financial advisory and financing services for Arbor and have received fees for the rendering of these services.

     It is understood that this letter is for the information of the Board of Directors of Arbor and may not be used for any other purpose without our prior written consent, except that this opinion may be included in its entirety in any filing made by Arbor in respect of the Merger with the Securities and Exchange Commission. In addition, this opinion does not in any manner address the prices at which the Arbor Common Stock will actually trade at any time and we express no recommendation or opinion as to how the holders of Arbor Common Stock should vote at the shareholders' meeting held in connection with the Merger.

     Based upon and subject to the foregoing, we are of the opinion on the date hereof that the Exchange Ratio pursuant to the Merger Agreement is fair from a financial point of view to the holders of shares of Arbor Common Stock.

                                          Very truly yours,

                                          MORGAN STANLEY & CO. INCORPORATED

                                          By: /s/    CHARLES R. CORY
                                            ------------------------------------
                                                      Charles R. Cory
                                                     Managing Director

                                   APPENDIX C

--------------------------------------------------------------------------------

Goldman, Sachs & Co.   85 Broad Street   New York, New York 10004
Tel: 212-902-1000

                                                                            LOGO

--------------------------------------------------------------------------------

May 25, 1998

Board of Directors
Hyperion Software Corporation
900 Long Ridge Road
Stamford, CT 06902

Gentlemen:

     You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of Common Stock, par value $0.01 per share (the "Shares"), of Hyperion Software Corporation (the "Company") of the exchange ratio of 0.95 shares of Common Stock, par value $0.001 per share (the "Arbor Common Stock"), of Arbor Software Corporation ("Arbor") to be received for each Share (the "Exchange Ratio") pursuant to the Agreement and Plan of Merger, dated as of May 25, 1998, among Arbor, HSC Merger Corp., a wholly-owned subsidiary of Arbor, and the Company (the "Agreement").

     Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. Goldman, Sachs & Co. provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivative securities, of the Company or Arbor for its own account and for the accounts of customers.

     In connection with this opinion, we have reviewed, among other things, the Agreement; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended June 30, 1997; Annual Reports to Stockholders and Annual Reports on Form 10-K of Arbor for the two fiscal years ended March 31, 1997; the Registration Statement on Form S-1, dated November 6, 1995, relating to the

    New York   London   Tokyo   Boston   Chicago   Dallas
    Frankfurt   George Town   Hong Kong   Houston   Los Angeles
      Memphis
    Miami   Milan   Montreal   Osaka   Paris   Philadelphia   San Francisco  Singapore   Sydney   Toronto   Vancouver   Zurich

initial public offering of Arbor Common Stock, which included audited financial statements for the three fiscal years ended March 31, 1995; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Arbor; certain other communications from the Company and Arbor to their respective stockholders; and certain internal financial analyses and forecasts for the Company and Arbor prepared by the management of the Company. We also have held discussions with members of the senior managements of the Company and Arbor regarding the strategic rationale for, and the potential benefits of, the transaction contemplated by the Agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for the Shares and the Arbor Common Stock, compared certain financial and stock market information for the Company and Arbor with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent transactions in the computer software industry and performed such other studies and analyses as we considered appropriate.

     We have relied upon the accuracy and completeness of all of the financial and other information discussed with or reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or Arbor or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed, with your consent, that the transaction contemplated by the Agreement will be accounted for as a pooling of interests under generally accepted accounting principles. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such transaction.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Exchange Ratio pursuant to the Agreement is fair from a financial point of view to the holders of Shares.

Sincerely,

/s/ GOLDMAN, SACHS & CO.

GOLDMAN, SACHS & CO.

PROXY                                                                      PROXY

                          HYPERION SOFTWARE CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     THE UNDERSIGNED HEREBY APPOINTS JAMES A. PERAKIS AND LUCY RAE RICCIARDI, AND EACH OF THEM SINGLY, WITH FULL POWER OF SUBSTITUTION, AS PROXIES TO VOTE ALL SHARES OF COMMON STOCK OF HYPERION SOFTWARE CORPORATION, A DELAWARE CORPORATION (THE "COMPANY"), WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AT THE OFFICES OF THE COMPANY, 900 LONG RIDGE ROAD, STAMFORD, CONNECTICUT, ON AUGUST 20, 1998 AT 10:00 A.M., LOCAL TIME, AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. THE PROXIES ARE BEING DIRECTED TO VOTE AS SPECIFIED ON THE REVERSE SIDE HEREOF OR, IF NO SPECIFICATION IS MADE, FOR THE MERGER PROPOSAL (ITEM 1) AND IN ACCORDANCE WITH THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.




              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

1. APPROVAL OF THE MERGER OF HSC MERGER CORP., A WHOLLY-OWNED SUBSIDIARY OF ARBOR SOFTWARE CORPORATION ("ARBOR"), WITH AND INTO THE COMPANY, AFTER WHICH ARBOR WILL CHANGE ITS NAME TO "HYPERION SOLUTIONS CORPORATION" ("HYPERION SOLUTIONS") AND THE COMPANY WILL BECOME A WHOLLY-OWNED SUBSIDIARY OF HYPERION SOLUTIONS; AND APPROVAL AND ADOPTION OF A RELATED AGREEMENT AND PLAN OF MERGER.


     /  / FOR                     /  / AGAINST                      /  / ABSTAIN

     IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. ATTENDANCE OF THE UNDERSIGNED AT THE MEETING OR AT ANY ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL REVOKE THIS PROXY IN WRITING OR SHALL DELIVER A SUBSEQUENTLY DATED PROXY TO THE SECRETARY OF THE COMPANY OR SHALL VOTE IN PERSON AT THE MEETING.

     PLEASE FILL IN DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.


SIGNATURE__________________ SIGNATURE__________________ DATE ____________, 1998
                                (IF HELD JOINTLY)

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS AND CORPORATE OFFICERS SHOULD ADD THEIR TITLES.